UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22980

Angel Oak Funds Trust

(Exact name of registrant as specified in charter)

3344 Peachtree Rd. NE, Suite 1725

Atlanta, Georgia 30326

(Address of principal executive offices) (Zip code)

Dory S. Black, Esq., President

3344 Peachtree Rd. NE, Suite 1725

Atlanta, Georgia 30326

(Name and address of agent for service)

Copy to:

Douglas P. Dick

Stephen T. Cohen

Dechert LLP

1900 K Street NW

Washington, DC 20006

(404) 953-4900

Registrant’s telephone number, including area code

Date of fiscal year end: January 31

Date of reporting period: January 31, 2022

Item 1. Reports to Stockholders.

Annual Report

January 31, 2022

Angel Oak Multi-Strategy Income Fund

Angel Oak Financials Income Fund

Angel Oak High Yield Opportunities Fund

Angel Oak UltraShort Income Fund

Angel Oak Core Impact Fund

Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE

Suite 1725

Atlanta, GA 30326

(404) 953-4900

Dear Shareholder,

Chairman Jerome Powell has pivoted from a transitory to persistent view of inflation (the “Powell Pivot”), and the time to prepare for interest rate liftoff is here. Fears of a Federal Reserve (Fed) behind the curve on inflation had markets on edge heading into the final days of 2021. Unlike in 2018, when Powell pivoted from “a long way from neutral” to suddenly dovish rhetoric and subsequent easing, Powell pivoted to a more hawkish tone on November 30 in his Senate Banking Committee testimony, when he offered a mea culpa, stating it was time to retire the word “transitory.” On December 1, he went on to tell the House Financial Services Committee, “We’ve seen inflation be more persistent. We’ve seen the factors that are causing higher inflation to be more persistent. Policy has adapted to that and will continue to adapt.” This is a significant shift away from his previous transitory stance and emphasis on maximum employment. In fact, Powell suddenly shifted, noting persistent inflation might hamper maximum employment: “To get back to the kind of great labor market we had before the pandemic, we are going to need price stability, and in a sense, the risk of persistent inflation is also a major risk to getting back to such a labor market.” We were not expecting this policy U-turn, especially considering the recent rise of the omicron variant, but like in 2021, we expect our positioning toward high-quality income in shorter-duration areas of U.S. structured credit, high yield, and financials will continue to outperform in 2022.

As we expected in our 2021 outlook, inflation and growth were brisk in 2021, and more importantly, our persistent view steered us away from long-duration, more interest rate sensitive areas of traditional fixed income, where yields pale in comparison to the recent inflation levels, which were last seen in the 1980s. We favored high-quality, short-duration areas of U.S. structured credit, notably mortgage and consumer collateral, select high-yield issuers, and select tranches of collateralized loan obligation (CLO) tranches. This view and positioning resulted in positive performance amid a yield-starved world at the zero-bound challenged by rising rates. Like 2021, we believe 2022 will continue to be driven by strong growth, persistent inflation pressures, and a robust consumer, and despite the unexpected pivot toward liftoff, financial conditions will remain extraordinarily accommodative. Amid a backdrop of solid growth, we expect a benign credit environment driven by lower but still solid earnings and extraordinarily low default expectations. Therefore, we continue to target similar positioning in 2022 and especially favor amortizing areas of mortgage- and consumer-centric areas of structured credit backed by rising collateral values.

The year 2021 was defined by historic growth and inflation amid a V-shaped recovery that will rival anything in recent economic history. Real gross domestic product (GDP) averaged 5.6%, and the headline Consumer Price Index (CPI) averaged 4.6%, which sent risk assets, particularly those benefiting from higher inflation, soaring. Long-duration fixed income, despite the rally in rates in the second half of 2021, had its worst year since 2013, the year of the taper tantrum. Our structured credit, high-yield, and financials strategies had solid performance despite the rising rate environment and waffling credit markets in the second half of 2021 due to high current income, spread compression on favorable fundamentals, and short-duration profiles. We expect that the higher yield profile relative to the duration will continue to stand out as a performance differentiator in 2022, as we expect U.S. real GDP to average 4%, headline CPI to average 5%, and the headline unemployment rate to descend to its pre-COVID-19 level of 3.5% by the end of 2022. We remain in the persistent inflation camp, as we wrote extensively about in our 2021 Mid-Year Outlook. After the Powell Pivot and the January 26th Federal Open Market Comittee (FOMC) meeting, we now expect two to three target rate hikes in 2022 and the 10-year note yield to end the year at approximately 2.25%. Expectations for an even tighter labor market amid the “Great Resignation” will further enhance an incredibly robust U.S. consumer, as it should result in more wage growth. Wage growth is expected to continue, as the U.S. consumer has already accumulated a $2.2 trillion war chest of excess savings since March 2020!1 As the U.S. consumer is saving and earning more, household debt ratios are at historic lows. A strong U.S. consumer credit profile coupled with pent-up demand because of the pandemic should further support our view for solid growth and high inflation in 2022. This environment should continue to pressure risk-free rates and long-duration fixed income as market participants price in more Fed tightening in the future but recognize how easy financial conditions remain, reinvigorating the bear curve-steepening trend witnessed in the first half of 2021.

It’s important to emphasize that even with the Powell Pivot, financial conditions are still near their most favorable point in the history of the Goldman Sachs Financial Conditions Index. Moreover, the 10-year real yield is extremely negative, and we expect it will remain near these levels in 2022. Recall that this sustained level of negative real yields has only occurred twice before in the post-WWII era, in the mid-1970s and the early 1980s, lasting several years in both instances. This backdrop will support not only our consensus view of solid growth and inflation but also a favorable earnings environment, low default expectations, and stable credit spreads. In fact, corporate profit margins are at levels last seen in the 1950s! Even if these subside in 2022, we believe that they will likely remain at historically attractive levels. The last time the Fed began tightening on the front end, in 2015, high-yield spreads tightened into 2017. It wasn’t until Powell’s first pivot in 2018 that credit spreads began to widen as the market began to price in the fact that the Fed had gone too far, and a slowdown was imminent. Moreover, in the past 13 hiking cycles since 1955, U.S. corporate BBB spreads on average were 47 basis points tighter in the 12 months following the first hike.2

1 Source: Morgan Stanley

2 Source: Deutsche Bank

While broader credit markets took a pause in the second half of 2021 due to new COVID-19 variants and the Powell Pivot, we remain constructive toward credit, particularly U.S. structured credit. We are positioning for a longer-term expansion in areas of mortgage- and consumer-centric structured credit with attractive income and the potential for spread tightening and price appreciation in 2022. In addition to a brisk recovery of growth and inflation, 2021 brought a historic supply of new issuance in the credit markets, particularly in U.S. structured credit. After issuance came to a grinding halt in 2020 due to the pandemic, the V-shaped recovery, improving consumer confidence, and a growing appetite for attractive financing on the heels of post-COVID-19 accommodation sent issuance to post-global financial crisis (GFC) highs across all subsectors in 2021. Technical headwinds of heavy supply began to weigh on credit spreads in some of our more favored areas of structured credit toward the end of 2021 and into 2022 despite improving fundamentals. We will seek to take advantage of any technical weakness into 2022. We will continue to target de-leveraging, short-duration areas of U.S. structured credit, and select areas of high yield and financials within corporate credit as markets navigate potential interest rate liftoff in 2022.

Thank you for your continued support.

Respectfully yours,

Sam Dunlap

Chief Investment Officer, Public Strategies

The opinions expressed are subject to change at any time, are not guaranteed, and should not be considered investment advice. Please refer to the Schedule of Investments in this report for a complete list of Funds’ holdings.

Must be accompanied or preceded by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

The Angel Oak Funds are distributed by Quasar Distributors, LLC.

Definitions:

Basis Point (bps): One hundredth of one percent. Used to denote the percentage change in a financial instrument.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Angel Oak Multi-Strategy Income Fund

How did the Fund perform during the period?

For the 12-month period that ended January 31, 2022, the Fund’s Institutional Shares (ANGIX) returned 2.87%, while the Fund’s A Shares (ANGLX) and C Shares (ANGCX) returned 2.71%1 and 1.78%1, respectively. During the same period, the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -2.97%.

What were the main contributors to and detractors from the Fund’s performance during the period?

The primary positive contributor to performance was higher current income and duration short of the benchmark due to an overweight to predominately amortizing areas of U.S. structured credit. The Fund’s current income of 4.76% was a positive contributor relative to the benchmark, offsetting a decline in prices of approximately -1.92%. Prices were lower during the period, notably during the second half due to the rise of new COVID-19 variants, concerns surrounding the Powell Pivot, surging inflation, and robust new issue supply in structured credit. The effective duration of the Fund continues to be much lower than the benchmark. The duration of the strategy was approximately 2.8-3.1 throughout 2022 compared to the benchmark, which was in the range of 6.0-6.5 during the period. The portfolio’s duration remains well short of the benchmark, and we believe this profile could lead to continued outperformance in the year ahead.

For the period, the majority of the allocation and contribution to the Fund came from non-agency residential mortgage-backed securities (NA RMBS). NA RMBS currently stands at approximately 63.21% of the Fund and had a total return of approximately 4.32%, contributing approximately 2.84% to the Fund’s performance. The asset-backed securities (ABS) allocation, approximately 9.55% of the allocation, was up approximately 3.07% total return, contributing approximately 0.29% to performance. The corporate bond allocation, approximately 4.88% of the allocation, was up 3.71% total return, contributing approximately 0.24%. The collateralized loan obligation (CLO) allocation, approximately 4.09% of the Fund was up 8.45% total return, contributing approximately 0.52%. Finally, the non-agency commercial mortgage-backed securities (NA CMBS) allocation, currently 3.37% of the Fund, was up approximately 6.36%, contributing approximately 0.19%. The only detractor to performance was the agency CMBS and U.S. Treasury portion of the portfolio, detracting approximately 0.25% during the period due to higher rates.

As we expected in our 2021 outlook, inflation and growth were brisk in 2021. More importantly, our persistent view steered us away from long-duration, more interest rate sensitive areas of traditional fixed income, where yields pale in comparison to the recent inflation levels, which were last seen in the early 1980s. We favored high-quality, short-duration areas of U.S. structured credit, notably mortgage and consumer collateral, select high-yield issuers, and select tranches of CLOs. This view and positioning resulted in positive performance amid a yield-starved world at the zero-bound challenged by rising interest rates. Our structured credit, high-yield, and financials strategies had solid performance despite the rising rate environment and waffling credit markets in the second half of 2021 due to high current income, favorable credit fundamentals, and short-duration profiles.

What is your outlook heading into 2022, and how is the Fund positioned?

Like 2021, we believe that 2022 will continue to be driven by strong growth, persistent inflation pressures, and a robust consumer and, despite the unexpected Powell Pivot toward liftoff, financial conditions should remain extraordinarily accommodative. Amid a backdrop of solid growth, we expect a benign credit environment driven by lower but still solid earnings and extraordinarily low default expectations. Therefore, we continue to target similar positioning in 2022 and especially favor amortizing areas of mortgage- and consumer-centric areas of structured credit backed by rising collateral values.

The higher yield profile relative to the duration will continue to stand out as a performance differentiator in 2022, as we expect U.S. real GDP to average 4%, headline CPI to average 5%, and the headline unemployment rate to descend to its pre-COVID-19 level of 3.5% by the end of 2022. We remain in the persistent inflation camp. After the Powell Pivot and the January 26th FOMC meeting, we now expect two to three target rate hikes in 2022 and the 10-year note yield to end the year at approximately 2.25%. Expectations for an even tighter labor market amid the “Great Resignation” will further enhance an incredibly robust U.S. consumer, as it should result in more wage growth. Wage growth is expected to continue, as the U.S. consumer has already accumulated a $2.2 trillion war chest of excess savings since March 2020!2 As the U.S. consumer is saving and earning more, household debt ratios are at historic lows. A strong U.S. consumer credit profile coupled with pent-up demand because of the COVID-19 pandemic should further support our view for solid growth and high inflation in 2022. This environment should continue to pressure risk-free rates and long-duration fixed income as market participants price in more Fed tightening in the future but recognize how easy financial conditions remain, reinvigorating the bear curve-steepening trend witnessed in the first half of 2021.

1Returns presented are without load. Please reference the investments results section of the report for with load returns.

2 Source: Morgan Stanley

While broader credit markets took a pause in the second half of 2021 due to the rising COVID-19 variants and the Powell Pivot, we remain constructive toward credit, particularly U.S. structured credit. We are positioning for a longer-term expansion in areas of mortgage- and consumer-centric structured credit with attractive income and the potential for spread tightening and price appreciation in 2022. In addition to a brisk recovery of growth and inflation, 2021 brought a historic supply of new issuance in the credit markets, particularly in U.S. structured credit. After issuance came to a grinding halt in 2020 due to the pandemic, the V-shaped recovery, improving consumer confidence, and growing appetite for attractive financing on the heels of post-COVID-19 accommodation sent issuance to post-GFC highs across all subsectors. Technical headwinds of heavy supply began to weigh on credit spreads in some of our more favored areas of structured credit toward the end of 2021 and into 2022 despite improving fundamentals. We will seek to take advantage of any technical weakness into 2022.

As of 1/31/22, the subsidized and unsubsidized 30-Day SEC yield for ANGIX were 3.79% and 3.79%, respectively.

Past performance is not a guarantee of future results.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio or higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions:

Bloomberg U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage, and corporate securities. It is not possible to invest directly in an index.

Current Income: Represents return from interest and amortized/accrued cost basis.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards, and maturities.

Angel Oak Financials Income Fund

How did the Fund perform during the period?

For the 12-month period that ended January 31, 2022, the Fund’s Institutional Shares (ANFIX) returned 5.64%, while the Fund’s A Shares (ANFLX) and C Shares (AFLCX) returned 5.48%1 and 4.63%1, respectively. During the same period, the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned -2.97%, and the Bloomberg U.S. Aggregate 3-5 Year Index, which most closely matches the Fund’s duration profile, returned -2.82%.

What were the main contributors to and detractors from the Fund’s performance during the period?

The financial sector accounts for substantially all of the Fund’s assets. There are three areas of primary focus within the financial sector: community bank debt, non-bank financials debt, and community bank equity. The Fund’s financial sector asset allocation (98% of Fund assets) comprises 75% of assets in community bank debt, 21% of assets in non-bank financials, and 4% of assets in community bank equities. In addition, 2% of Fund assets are in cash and other assets.

Financials debt outperformed the broader corporate credit market due to the fundamental strength of the sector as well as its short-duration profile. Additionally, the investor base of the underlying bonds tends toward buy-and-hold investors, which contributes to the low relative volatility.

•

Capital: Tier 1 and total regulatory capital remain near multi-decade highs for U.S. commercial banks. We are seeing increasing capital optimization since the Fed has loosened COVID-19-related restrictions on capital management and allowed banks to resume managing their excess capital.

•

Asset Quality: A large majority of banks have emerged largely unscathed from any potential COVID-19-related credit cycle. Loan deferrals have returned to performing status, and non-performing assets are at the lowest levels in 15 years. We do expect we could see some modest normalization over 2022 as the benefits from stimulus programs roll off, but banks remain well reserved for any modest increase in credit costs.

•

Excess Liquidity: Banks are flush with liquidity given the various stimulus plans, including the paycheck protection program (PPP). Loan to deposit ratios are hovering near 50%, and cash is running at approximately double normalized levels.

What is your outlook for 2022, and how is the Fund positioned?

We maintain a high degree of conviction toward the financial sector broadly heading into 2022, with positive tailwinds to growth driven by the continued economic recovery and the expected Fed Funds rate hikes. We see compelling opportunities across community bank debt, small-cap non-bank financials debt, and select pockets of financial services preferred and common equity.

The outlook is particularly bright for the banking sector in 2022, with the Fed poised to raise rates, loan growth inflecting positively, and significant excess liquidity available for deployment. Mergers and acquisitions (M&A) continue to accelerate from COVID-19 lows and have hit 20-plus-year highs in terms of “mega deals” (deal value more than $500 million). In the banking sector, we see the best relative value in the community bank sub-sector, in both subordinated debt and small-cap equities.

Fundamentally, banks should benefit from stronger net interest income and earnings as (1) net interest margin (NIM) expands from a combination of higher rates, low deposit betas, and an asset mix shift from cash and investments to loans, and (2) higher-earning asset balances as PPP forgiveness runs its course and organic loan growth accelerates.

We believe community bank debt offers one of the best risk/reward opportunities across investment-grade credit, with its excess yield, short-duration, and low volatility profile. Bank debt issuance remains robust, with expected community bank debt issuance in the range of $8-$10 billion annually. While spreads compressed in 2021 as the market continued to mature, and the investor base expanded to see broader participation from banks, we expect spreads will begin to normalize toward 2019 levels as banks’ excess liquidity gets redeployed into lending opportunities.

On the equity side, despite relative outperformance in 2021, banking sector valuations remain attractive relative to historical levels and the broader market. We expect NIM expansion and higher loan growth will benefit valuation multiples, and we see value in the smaller banks, which tend to be more asset sensitive. Additionally, smaller banks could see outsized returns as likely consolidation targets in an accelerating M&A environment.

1Returns presented are without load. Please reference the investments results section of the report for with load returns.

Across the financial services landscape more broadly, we are most positive on investment-grade, small-cap insurance senior debt and residential mortgage REIT common and preferred equities.

Senior debt opportunities in small-cap insurance have been expanding over the past several years, but the sector remains a niche investment opportunity that provides corresponding excess yield for investment-grade debt in a highly regulated industry. We are most favorable on the property and casualty and the fronting sub-segments. Industry fundamentals remain positive, with premium pricing increases expected to persist in 2022.

Additionally, we have a positive bias to hybrid and non-agency mortgage REITs (mREITs) within the residential mREIT universe, given expectations for robust home price appreciation, a strong consumer, still-low interest rates, and the prospects for a reduced Government Sponsored Entity (GSE) footprint. Upside to book value and dividends, along with attractive valuation and dividend yields, drives our constructive view on common equity, and we see selective opportunities within preferred equity as well.

We do not anticipate any meaningful credit deterioration in 2022. Nonperforming asset levels remain strong, sitting at the lowest level in 15 years. Industry profitability remains solid, and capital levels continue to increase, providing a sizable cushion for any adverse credit events as well as currency for inorganic growth opportunities. We remain disciplined in our underwriting, with particular emphasis on credit and interest rate risks.

We do not anticipate our sub-sector allocations within financial services will change materially in 2022.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities do. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from—and in certain cases, greater than—the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lead to losses that are greater than the amount invested. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio or the Fund’s net asset value, and therefore may increase the volatility of the Fund. Investments in foreign securities involve greater volatility and political, economic, and currency risks and differences in accounting methods. These risks are increased for emerging markets. Investments in fixed-income instruments typically decrease in value when interest rates rise. The Fund will incur higher and duplicative costs when it invests in mutual funds, ETFs, and other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions:

Bloomberg U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage and corporate securities. It is not possible to invest directly in an index.

Bloomberg U.S. Aggregate 3-5 Year Index: An index that tracks bonds with 3-5 year maturities within the Bloomberg U.S. Aggregate Bond Index.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Tier 1 Capital: Tier 1 capital comprises common equity, retained earnings, and perpetual preferred stock. Tier 1 capital represents the core source of funding that the bank uses to ensure long term viability and acts as a cushion to protect depositors against loss.

Angel Oak High Yield Opportunities Fund

How did the Fund perform during the period?

For the 12-month period that ended January 31, 2022, the Fund’s Institutional Shares (ANHIX) returned 3.62%, while the Fund’s A Shares (ANHAX) returned 3.34%1. During the same period, the Fund’s benchmark, the Bloomberg U.S. Corporate High Yield Index, returned 2.06%.

What were the main contributors to and detractors from the Fund’s performance during the period?

The corporate bond allocation, which accounted for more than 99% of the asset allocation, returned 4.44%, outperforming the benchmark return of 2.06%, and contributed 4.26% to the total return of the Fund. Within the corporate bond allocation, the largest positive contributor to performance was the basic industry sector, and the positive attribution was primarily driven by selection. The contribution was broad-based across holdings, with the biggest contribution from a supplier of metallurgical coal necessary in the production of virgin steel that was in strong demand and saw record prices in 2021.

With contribution on par with basic industry, the communications sector was the second-largest positive contributor to performance. The positive attribution was evenly split between allocation and selection. Being underweight, one of only two sectors with a negative return for the period accounted for the positive attribution from allocation. The positive attribution from selection was from being overweight on advertising dependent issuers in the television and radio subsectors that have benefited from the economic recovery more so than the utility-like cable and telecom issuers.

The largest detractor from corporate bond performance was the electrics sector. The negative attribution was due to selection and attributable to an independent power producer whose primary market is the PJM region of the U.S. where where capacity prices have been weak; they had an unexpected loss due to winter storm Uri, and liquidity is under pressure due to the need to post additional collateral related to existing hedges that are now underwater as forward prices have risen.

The finance companies sector was also a detractor. The negative attribution was due to selection and our exposure to several mortgage originators that underperformed, with rising interest rates negatively impacting mortgage origination volumes and margins.

What is your outlook for 2022, and how is the Fund positioned?

Although pandemic-related fiscal stimulus is tailing off, and the Fed is beginning to tighten monetary policy with the wind down of asset purchases, and are expected to raise interest rates and shrink the size of their holdings of mortgages and treasuries, the fundamental outlook for high yield corporate credit is generally favorable, reflecting expectations for above-trend economic growth supported by an improving employment market, excess household savings, record net worth, and household debt payments as a percentage of disposable income near historic lows. In a rising rate environment, we believe that high-yield corporate bonds with less than half the duration, more than three times as much credit spread, and almost double the total yield, look well positioned relative to the investment-grade Bloomberg U.S. Corporate Bond Index.

While the ultimate goal of the Fed is to orchestrate a soft landing by slowing growth and reducing inflationary pressures just enough to avoid tipping the economy into recession, corporations are in a strong position with record margins, strong free cash flow generation, and declining leverage. That said, we are sensitive to the fact that we are entering a period of tightening monetary policy that includes accelerated tapering of asset purchases, interest rate increases, and the potential reduction of the size of the Fed’s balance sheet. The compressed nature of events has the potential for increased risk asset volatility. As such, we are focused on risk/reward and the risk of idiosyncratic events, underscoring our emphasis on credit selection.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and nonrated securities present a greater risk of loss to principal and interest than higher-rated securities do. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of, including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from—and in certain cases, greater than— the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lead to losses that are greater than the amount invested. For more information on these risks and other risks of the Fund, please see the Prospectus.

1Returns presented are without load. Please reference the investments results section of the report for with load returns.

Definitions:

Bloomberg U.S. Corporate High Yield Bond Index: An unmanaged market value-weighted index that covers the universe of fixed rate, non-investment-grade debt. It is not possible to invest directly in an index.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Free Cash Flow: A financial performance calculation that measures how much operating cash flows exceed capital expenditures.

Angel Oak UltraShort Income Fund

How did the Fund perform during the period?

For the 12-month period that ended January 31, 2022, the Fund’s Institutional Shares (AOUIX) returned 0.51%, while the Fund’s A Shares (AOUAX) returned 0.27%. During the same period, the Fund’s benchmark, the Bloomberg U.S. Treasury Bill 9-12 Month Total Return Index, was down -0.26%.

What were the main contributors to and detractors from the Fund’s performance during the period?

Credit strategies and higher current income were the primary benefits to Fund performance relative to the benchmark. Duration positioning short of the index was a contributor relative to the benchmark, as short-term Treasury yields increased, particularly throughout the second half of the year. Spread duration longer than the benchmark was a net contributor due to higher income and modestly tighter credit spreads of approximately 20 basis points year over year. Short-term rates repriced higher in the final quarter as markets repriced Fed expectations. To start 2021, markets expected the Fed to be on hold through 2023 as most economists predicted inflation pressures would be more transitory than persistent. The resurgence of inflationary pressures following the decrease in COVID-19 cases from the COVID-19 delta variant in early Q3 shifted market participants’ view that short-term inflation pressures would be sustained for many months. Subsequently, short-term rates repriced the FOMC’s hiking path in 2022, from zero hikes to over six hikes in just a few months. The one-year swap rate increased 70 basis points, from 0.18% to 0.88%, while the two-year swap rate increased 1.14%, from 0.19% to 1.33%. Overall, the interest rate duration remained short of the Fund’s benchmark, in the range of 0.5 to 0.75, benefiting performance as short-term rates rose in the final few months of the fiscal year.

The Fund’s overweight to credit, particularly structured credit, over government bonds provided for higher current income than the benchmark. The current yield of the benchmark was very low throughout the majority of the year, while the average distribution yield of the Fund was 1.31%. For the fiscal year, income return was 1.30% for the Fund while price return was -0.79%, netting a total return of 0.51%.

Residential mortgage-backed securities (RMBS), asset-backed securities (ABS), and collateralized loan obligations (CLOs), the largest credit asset classes within the Fund, were all positive contributors to Fund performance. RMBS produced a total return of 0.69% and contributed 22 basis points to Fund performance. The RMBS allocation is a targeted mix of primarily new-issue subsectors. Portfolio managers found particular value in new-issue sectors of RMBS credit but shortened spread duration during the middle of the year, as spreads tightened in the first half. The strategy focused on areas of non-Qualified Mortgage (non-QM) seniors, Reperforming Loan/Non-Performing Loans (RPL/NPL), and prime jumbo seniors, which subsequently saw measurable spread tightening as markets normalized throughout the first half of 2021. Additionally, portfolio managers viewed underlying call risk in the first half of 2021 as mispriced. Calling seasoned non-QM deals is less efficient due to the underlying owners of the call rights and their ability to warehouse loans of called collateral and/or resecuritize into new deals. This focus on seasoned, increasingly callable tranches provided a shorter-duration profile for the allocation while taking advantage of the inefficiency of non-QM callability. This was an attractive allocation for the Fund while spreads and short-term interest rates were low during the middle of 2021. The allocation to non-agency RMBS was reduced during the year, as total return opportunities were limited in the sector. The allocation fell approximately 7%, from 35% to 28%.

The ABS allocation was a positive contributor to Fund performance. ABS had a total return of approximately 88 basis points, contributing 42 basis points to Fund performance. The allocation to ABS increased throughout the period, from 36% to 42%, mainly as a rotation from non-agency RMBS. The focus of the ABS allocation was within short-duration, high-credit quality assets. As spreads continued to tighten for high-quality assets in the first half of the year, the focus of the allocation was within amortizing loans of senior and mezzanine tranches of ABS. Auto ABS started the year as an outperformer within short-duration ABS markets. Given the shifting relative value landscape, the Fund rotated from auto to consumer ABS throughout the period. Senior tranches of consumer loan ABS tend to be rated AA through BBB and begin to amortize on the first remittance date, while AA-BBB-rated auto ABS do not receive principal paydowns for many months. Given the current macro backdrop, the portfolio focused on senior and mezzanine consumer loan ABS, while rotating out of auto ABS. The consumer loan allocation started the period at approximately 10% of the Fund and ended the period at approximately 22% of the Fund. Conversely, auto ABS started the period at 20% of the Fund and ended the period at 16% of the Fund.

CLOs were the best-performing asset class of the top three allocations. CLOs exhibited a total return of approximately 1.23%, contributing 19 basis points to Fund performance. The CLO allocation primarily consists of AAA-rated tranches, and the floating rate nature of the asset class was an attractive organic fit for the targeted duration below the benchmark. The CLO allocation consists of a combination of X classes and very seasoned AAA/AA/A-rated tranches. Given the specific cashflow window of the X-tranche structure, the Fund was focused on acquiring these tranches in the primary market when they were available. The allocation remained in the 10% to 15% range throughout most of the fiscal year while finishing the year down only 1% year over year, or at approximately 12%. Within the sector, the X-tranche allocation increased from 28% to 41% during the fiscal year. The CLO allocation ended the period at a current yield-to-worst of 2.33% and a weighted average life of 1.5, with over 85% AAA-rated tranches.

The government allocation is a strategic allocation in the Fund that provides many benefits, including improved diversification, low correlation to credit, and enhanced liquidity. The government allocation is a combination of cash, US Treasuries, agencies, and agency-backed securities. The government allocation was near unchanged at approximately 14% of Fund assets. Within the allocation, US Treasuries were reduced while cash and equivalents and agency CMBS were increased. The government allocation was a net detractor to performance of 3 basis points to the Fund.

What is your outlook heading into 2022, and how is the Fund positioned?

The sharp repricing of Fed expectations and the prospect for higher interest rates in 2022 will be the key drivers of performance for ultrashort strategies over the intermediate term. The current market expectation for interest rate increases in 2022 is six, which would increase the Fed Funds’ target rate above 1.5% by the end of the year. This rate path is very bullish for rising income within the Fund, but expected volatility is higher than a year prior. Simultaneously, higher total return opportunities are becoming available, with a steeper yield curve and a steeper credit term structure. Looking forward, the potential for price appreciation has increased compared to a year prior.

The Fund continues to focus across a diversified mix of primarily structured credit. Recently, the Fund has increased the allocation to ABS and short-duration corporate bonds to focus on high-current-income, limited-duration, and attractive-spread profiles. The effective duration of the Fund was reduced initially in the prior year but may increase in the future if markets price in an overly hawkish FOMC. Heading into 2022, the Fund has maintained a higher allocation to AAA-rated assets, at approximately 45%. The coming year should provide significant opportunity in the ultrashort markets.

As of 1/31/22, the subsidized and unsubsidized 30-Day SEC yield for AOUIX were 1.30% and 1.09%, respectively.

Past performance is not a guarantee of future results.

Investing involves risk. Principal loss is possible. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. The Fund may invest in illiquid securities and restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Changes in interest rates generally will cause the value of fixed-income instruments held by the Fund to vary inversely to such changes. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. The price paid by the Fund for asset-backed securities, including CLOs, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. For more information on these risks and other risks of the Fund, please see the Prospectus.

Definitions:

Average Distribution Yield: The sum of the twelve monthly distributions during the period divided by the end of period NAV of AOUIX.

Basis point (bps): One hundredth of one percent. Used to denote the percentage change in a financial instrument.

Bloomberg 9-12 Month U.S. Treasury Bill Index: Measures the performance of U.S. Treasury bills, notes and bonds with a remaining maturity between 9-12 months. The index does not include trading and management costs. It is not possible to invest directly in an index.

Current Yield: A bond’s current yield is an investment’s annual income, including both interest payments and dividends payments, which are then divided by the current price of the security.

Distribution Yield: The distribution yield is calculated by annualizing actual dividends distributed for the monthly period ended on the date shown and dividing by the net asset value on the last business day for the same period. The yield does not include long-or short-term capital gains distributions or the return of capital.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Income Return: The positive/negative return from interest and accrued/amortized income.

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards and maturities.

Weighted Average Life (WAL): Average length of time that each dollar of unpaid principal on a loan, a mortgage or an amortizing bond remains outstanding.

Yield-to-Worst (YTW): The lowest potential yield that can be received on a bond without the issuer actually defaulting. Loss-adjusted (LA) takes into account Angel Oak Capital’s assumptions for prepayment speeds and defaults.

Diversification does not guarantee a profit or protect against a loss in declining markets.

Angel Oak Core Impact Fund

How did the Fund perform during the period?

For the period ended January 31, 2022, the Fund’s Institutional Shares (AOIIX) returned -1.28%. During the same period, the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index returned -1.53%.

What were the main contributors to and detractors from the Fund’s performance during the period?

The primary positive contributor to performance was duration short of the benchmark. The Fund’s current income was approximately 0.46% and prices were down approximately -1.74%. Prices were lower during the period due to rising rates, concerns surrounding the Powell Pivot, surging inflation, and robust new issue supply in structured credit. The duration of the strategy was approximately 4.2-4.4 throughout the period compared to the benchmark, which was in the range of 6.5-6.7 during the period. The portfolio’s duration is short of the benchmark, and we believe this profile could potentially lead to continued outperformance in the year ahead.

For the period, the largest allocation in the Fund was the asset-backed securities (ABS) allocation, approximately 27.48% of the allocation, which was up approximately 0.12% total return but detracted approximately -0.04% as the portfolio was ramping. The corporate bond allocation, approximately 24.34% of the allocation, was up 0.79% total return, but detracted approximately -0.07% as the portfolio was ramping. The agency commercial mortgage-backed securities (CMBS) allocation, approximately 20.64% of the allocation, was down approximately -3.95%, detracting -0.48%. The non-agency residential mortgage-backed securities (NA RMBS) was approximately 9.78% of the Fund and had a total return of approximately -0.15% but contributed approximately 0.02% to the Fund’s performance as the Fund was ramping. The non-agency CMBS (NA CMBS) allocation, currently 6.59% of the Fund, was up approximately 0.54%, contributing approximately 0.03%. Finally, the agency RMBS allocation, approximately 5.27% of the Fund, was down approximately -1.83% total return, detracting approximately -0.09%.

The Fund seeks total return while giving special consideration to positive aggregate environmental, social, and/or governance (ESG) impact outcomes. The Fund allocates to fixed income securities that have a positive impact on the global environment across all levels of society and utilizes active engagement with issuers to positively impact their ESG factors by promoting sustainable practices. In addition to our ESG considerations, the Fund was positioned consistent with our 2021 outlook. Inflation and growth were brisk in 2021, and more importantly, our persistent view steered us away from long-duration, more interest rate-sensitive areas of traditional fixed income. We favored shorter-duration areas of U.S. structured credit, notably mortgage and consumer collateral, and select corporate issuers with higher current income profiles relative to the benchmark. This view and positioning resulted in outperformance of the index amid a yield-starved world at the zero-bound challenged by rising rates.

What is your outlook heading into 2022, and how is the Fund positioned?

Like 2021, we believe that 2022 will continue to be driven by strong growth, persistent inflation pressures, and a robust consumer and, despite the unexpected Powell Pivot toward liftoff, financial conditions will likely remain extraordinarily accommodative. Amid a backdrop of solid growth, we expect a benign credit environment driven by lower but still solid earnings and extraordinarily low default expectations. Therefore, we continue to target similar positioning in 2022 and especially favor amortizing areas of mortgage- and consumer-centric areas of structured credit backed by rising collateral values.

The higher yield profile relative to the duration will continue to stand out as a performance differentiator in 2022, as we expect U.S. real GDP to average 4%, headline CPI to average 5%, and the headline unemployment rate to descend to its pre-COVID-19 level of 3.5% by the end of 2022. We remain in the persistent inflation camp. After the Powell Pivot and the January 26th FOMC meeting, we now expect four target rate hikes in 2022 and the 10-year note yield to end the year at approximately 2.25%. Expectations for an even tighter labor market amid the “Great Resignation” will further enhance an incredibly robust U.S. consumer, as it should result in more wage growth. Wage growth is expected to continue, as the U.S. consumer has already accumulated a $2.2 trillion war chest of excess savings since March 2020!1 As the U.S. consumer is saving and earning more, household debt ratios are at historic lows. A strong U.S. consumer credit profile coupled with pent-up demand because of the pandemic should further support our view for solid growth and high inflation in 2022. This environment should continue to pressure risk-free rates and long-duration fixed income as market participants price in more Fed tightening in the future but recognize how easy financial conditions remain, reinvigorating the bear curve-steepening trend witnessed in the first half of 2021.

While broader credit markets took a pause in the second half of 2021 due to the rising COVID-19 variants and the Powell Pivot, we remain constructive toward credit, particularly U.S. structured credit. We are positioning for a longer-term expansion in areas of mortgage- and consumer-centric structured credit with attractive income and the potential for spread tightening and price appreciation in 2022. In addition to a brisk recovery of growth and inflation, 2021 brought a historic supply of new issuance in

1 Source: Morgan Stanley

the credit markets, particularly in U.S. structured credit. After issuance came to a grinding halt in 2020 due to the pandemic, the V-shaped recovery, improving consumer confidence, and growing appetite for attractive financing on the heels of post-COVID-19 accommodation sent issuance to post-GFC highs across all subsectors. Technical headwinds of heavy supply began to weigh on credit spreads in some of our more favored areas of structured credit toward the end of 2021 and into 2022 despite improving fundamentals, and we will seek to take advantage of any technical weakness into 2022.

We are also excited about growing ESG issuance in structured credit. Although COVID-19 roiled the financial markets over the course of 2020 and into the first quarter of 2021, the flow of capital into sustainable investment strategies actually accelerated over that period. This was in part driven by the focus that COVID-19 brought to social issues such as employment stability, access to healthcare, income inequality, and racial justice. While climate-related issues remain top of mind for many investors, we believe that the opportunity to support socially responsible initiatives through targeted investment strategies will be a significant driver of growth in the issuance of sustainable investment securities for the foreseeable future.

While we expect the issuance of specifically labeled ESG investment securities will continue to grow, we believe much of the opportunity to deploy the Fund’s capital into environmentally sustainable and socially responsible investments in 2022 will come from traditional structured instruments with desirable environmental and social attributes. Angel Oak’s strategies have utilized a data-driven approach to opportunistically identify RMBS, CMBS, ABS, and collateralized loan obligations (CLOs) that align with specific ESG and sustainable impact themes. The sustainable impact themes on which we focus today are broadening access to housing, expanding access to consumer credit, embedding environmental sustainability, and strengthening corporate governance.

In order to target the Fund’s corporate credit allocation, Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”) utilizes proprietary scorecard-based methodologies to identify investment securities issued by companies with positive social or environmental impacts and strong governance factors. Scores are developed from publicly available data sources as well as active engagement with issuers. These engagement activities are designed to enable Angel Oak to work collaboratively with senior management to establish concrete objectives to improve the social and environmental impact of the applicable issuer’s business model.

The Fund currently focuses on two segments of the corporate credit markets when deploying capital into sustainable impact themes that Angel Oak believes have positive aggregate ESG outcomes.

•

Financial institutions such as community banks and insurance companies that have been identified using Angel Oak’s proprietary scorecard methodology as Responsible Financial Institutions (RFIs) that rate highly on environmental, social, and governance factors.

•

Issuers of high-yield debt securities across a broad range of industries that have positive ESG factors or that have implemented best-in-class strategies to transition away from carbon-intensive processes toward more sustainable business models.

Past performance is not a guarantee of future results.

Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as illiquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund may use leverage, which may exaggerate the effect of any increase or decrease in the value of securities in the Fund’s portfolio or higher and duplicative expenses when it invests in mutual funds, ETFs, and other investment companies. For more information on these risks and other risks of the Fund, please see the Prospectus.

ESG investment strategies limit the universe of investment opportunities available to any Fund and will affect a Fund’s exposure to certain issuers, sectors, regions, and types of investments, which may result in a Fund forgoing opportunities to buy or sell certain securities when it might otherwise be advantageous to do so. Adhering to a Fund’s ESG investment strategy may also affect the Fund’s performance relative to similar funds that do not seek to invest in companies based on their ESG impact. Securities of issuers that the Adviser has identified as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies, which may change without notice. ESG determinations are inherently subjective and investors’ views may differ as to what constitutes a positive or negative aggregate ESG impact outcome. There is no guarantee that the Adviser’s views, security selection criteria, or investment judgment will reflect the beliefs or values of any particular investor. In addition, there can be no assurance that issuers in which any Fund invests will be successful in their efforts to offer solutions that generate a positive ESG impact. When assessing whether an issuer meets any related Fund’s investment strategy and criteria, the Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data.

Definitions:

Spread: The difference in yield between two bonds of similar maturity but different credit quality.

Current Income: Represents return from interest and amortized/accrued cost basis.

Bloomberg U.S. Aggregate Bond Index: An unmanaged index that measures the performance of the investment-grade universe of bonds issued in the United States. The index includes institutionally traded U.S. Treasury, government-sponsored, mortgage, and corporate securities. It is not possible to invest directly in an index.

Duration: Measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements.

Powell Pivot: A change in policy announced by U.S. Federal Reserve Bank chairman Jerome Powell in November 2021 signaling that inflation has become a permanent, rather than transitory, aspect of the economy.

Tranche: A portion of debt or structured financing. Each portion, or tranche, is one of several related securities offered at the same time but with different risks, rewards, and maturities.

Investment Results – (Unaudited)

Angel Oak Multi-Strategy Income Fund

Total Return Based on a $500,000 Investment

The Fund is the successor to the investment performance of the Angel Oak Multi-Strategy Income Fund (the “Predecessor Multi-Strategy Income Fund”) as a result of the reorganization of the Predecessor Multi-Strategy Income Fund into the Fund on April 10, 2015. Accordingly, the performance information shown in the chart above and table below for periods prior to April 10, 2015 is that of the Predecessor Multi-Strategy Income Fund. The Predecessor Multi-Strategy Income Fund was also advised by the Fund’s investment adviser, Angel Oak Capital Advisors, LLC (the “Adviser”), and had the same investment objective, policies, and strategies as the Fund.

The chart above assumes an initial investment of $500,000 made on August 16, 2012 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2022)

	Average Annual Returns
	One Year	Three Year	Five Year	Ten Year	Since Inception(2)
Angel Oak Multi-Strategy Income Fund, Institutional Class	2.87%	2.20%	2.90%	N/A	3.96%
Angel Oak Multi-Strategy Income Fund, Class A without load	2.71%	1.97%	2.66%	4.85%	5.42%
Angel Oak Multi-Strategy Income Fund, Class A with load	0.40%	1.21%	2.19%	4.61%	5.19%
Angel Oak Multi-Strategy Income Fund, Class C without load	1.78%	1.18%	1.89%	N/A	1.83%
Angel Oak Multi-Strategy Income Fund, Class C with load	0.80%	1.18%	1.89%	N/A	1.83%
Bloomberg U.S. Aggregate Bond Index(3)	(2.97%)	3.67%	3.08%	2.59%	2.55	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge. Total returns for Class C Shares, with load, include the maximum 1.00% deferred sales charge.

(2) Inception date is August 16, 2012 for Institutional Class Shares, June 28, 2011 for Class A Shares, and August 4, 2015 for Class C Shares.

(3) The Bloomberg U.S. Aggregate Bond Index (formerly Bloomberg Barclays U.S. Aggregate Bond Index) measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Investment Results – (Unaudited) (continued)

(4) The return shown for the Bloomberg U.S. Aggregate Bond Index is from the inception date of the Institutional Class Shares. The Bloomberg U.S. Aggregate Bond Index return from the inception date of Class A Shares is 2.97% and for Class C Shares is 2.81%.

Investment Results – (Unaudited) (continued)

Angel Oak Financials Income Fund

Total Return Based on a $500,000 Investment

The chart above assumes an initial investment of $500,000 made on November 3, 2014 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2022)

	Average Annual Returns
	One Year	Three Year	Five Year	Since Inception(2)
Angel Oak Financials Income Fund, Institutional Class	5.64%	3.00%	3.52%	3.05%
Angel Oak Financials Income Fund, Class A without load	5.48%	2.78%	3.28%	2.82%
Angel Oak Financials Income Fund, Class A with load	3.14%	2.02%	2.80%	2.49%
Angel Oak Financials Income Fund, Class C without load	4.63%	2.02%	2.51%	1.55%
Angel Oak Financials Income Fund, Class C with load	3.63%	2.02%	2.51%	1.55%
Bloomberg U.S. Aggregate 3-5 Year Index(3)	(2.82%)	2.64%	2.26%	2.12	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge. Total returns for Class C Shares, with load, include the maximum 1.00% deferred sales charge.

(2) Inception date is November 3, 2014 for Institutional Class and Class A Shares and August 4, 2015 for Class C Shares.

(3) The Bloomberg U.S. Aggregate 3-5 Year Index (formerly Bloomberg Barclays U.S. Aggregate 3-5 Year Index) tracks bonds with 3-5 year maturities within the Bloomberg U.S. Aggregate Bond Index. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(4) The return shown for the Bloomberg U.S. Aggregate 3-5 Year Index is from the inception date of the Institutional Class and Class A Shares. The Bloomberg U.S. Aggregate 3-5 Year Index return from the inception date of the Class C Shares is 2.11%.

Investment Results – (Unaudited) (continued)

Angel Oak High Yield Opportunities Fund

Total Return Based on a $500,000 Investment

The Fund is the successor to the investment performance of the Rainier High Yield Fund (the “Predecessor High Yield Fund”) as a result of the reorganization of the Predecessor High Yield Fund into the Fund on April 15, 2016. Accordingly, the performance information shown in the chart above and table below for periods prior to April 15, 2016 is that of the Predecessor High Yield Fund’s Institutional Shares and Original Shares for the Fund’s Institutional Class and Class A shares, respectively. The Predecessor High Yield Fund was managed by the same portfolio managers as the Fund and when the Predecessor High Yield Fund was reorganized into the Fund had substantially the same investment objectives, policies, and strategies as the Fund.

The chart above assumes an initial investment of $500,000 made on January 31, 2012. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2022)

	Average Annual Returns
	One Year	Three Year	Five Year	Ten Year	Since Inception(2)
Angel Oak High Yield Opportunities Fund, Institutional Class	3.62%	6.26%	5.19%	6.05%	8.29%
Angel Oak High Yield Opportunities Fund, Class A without load	3.34%	6.01%	4.93%	N/A	5.55%
Angel Oak High Yield Opportunities Fund, Class A with load	1.03%	5.21%	4.46%	N/A	5.30%
Bloomberg U.S. Corporate High Yield Bond Index(3)	2.06%	6.26%	5.40%	6.21%	9.99	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions. Total returns for Class A Shares, with load, include the maximum 2.25% sales charge.

(2) Inception date is March 31, 2009 for Institutional Class Shares and July 31, 2012 for Class A Shares.

(3) The Bloomberg U.S. Corporate High Yield Bond Index (formerly Bloomberg Barclays U.S. Corporate High Yield Bond Index) is an unmanaged market value-weighted index that covers the universe of fixed-rate, non-investment grade debt. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(4) The return shown for the Bloomberg U.S. Corporate High Yield Bond Index is from the inception date of the Institutional Class Shares. The Bloomberg U.S. Corporate High Yield Bond Index return from the inception date of Class A Shares is 5.89%.

Investment Results – (Unaudited) (continued)

Angel Oak UltraShort Income Fund

Total Return Based on a $500,000 Investment

The chart above assumes an initial investment of $500,000 made on April 2, 2018 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Total Returns(1)

(For the year ended January 31, 2022)

	Average Annual Returns
	One Year	Three Year	Since Inception(2)
Angel Oak UltraShort Income Fund, Institutional Class	0.51%	2.17%	2.38%
Angel Oak UltraShort Income Fund, Class A	0.27%	1.89%	2.08%
Bloomberg 9-12 Month U.S. Treasury Bill Index(3)	(0.26%)	1.35%	1.54	%(4)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(2) Inception date is April 2, 2018 for Institutional Class and April 30, 2018 for Class A Shares.

(3) The Bloomberg 9-12 Month U.S. Treasury Bill Index (formerly Bloomberg Barclays 9-12 Month U.S. Treasury Bill Index) measures the performance of U.S. Treasury bills, notes, and bonds with a remaining maturity between 9-12 months. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(4) The return shown for the Bloomberg 9-12 Month U.S. Treasury Bill Index is from the inception date of the Institutional Class Shares. The Bloomberg 9-12 Month U.S. Treasury Bill Index return from the inception date of the Class A Shares is 1.56%.

Investment Results – (Unaudited) (continued)

Angel Oak Core Impact Fund

Total Return Based on a $500,000 Investment

The chart above assumes an initial investment of $500,000 made on June 4, 2021 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

Cumulative Returns(1)

(For the period ended January 31, 2022)

Since Inception(2)
Angel Oak Core Impact Fund, Institutional Class	(1.28%)
Bloomberg U.S. Aggregate Bond Index(3)	(1.53%)

(1) Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(2) Inception date is June 4, 2021.

(3) The Bloomberg U.S. Aggregate Bond Index (formerly Bloomberg Barclays U.S. Aggregate Bond Index) measures the performance of the investment-grade, fixed-rate bond market, including government and credit securities, agency pass-through securities, asset-backed securities and commercial mortgage-backed securities. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. You cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other expenses of the Funds. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the numbers in the first lines under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second lines of the tables below are useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Angel Oak Multi-Strategy Income Fund		Beginning Account Value, August 1, 2021	Ending Account Value, January 31, 2022	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,003.10	$6.61	1.31%
	Hypothetical(2)	$1,000.00	$1,018.60	$6.67	1.31%
Class C	Actual	$1,000.00	$998.40	$10.38	2.06%
	Hypothetical(2)	$1,000.00	$1,014.82	$10.46	2.06%
Institutional Class	Actual	$1,000.00	$1,003.50	$5.35	1.06%
	Hypothetical(2)	$1,000.00	$1,019.86	$5.40	1.06%

Angel Oak Financials Income Fund		Beginning Account Value, August 1, 2021	Ending Account Value, January 31, 2022	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$1,010.50	$4.76	0.94%
	Hypothetical(2)	$1,000.00	$1,020.47	$4.79	0.94%
Class C	Actual	$1,000.00	$1,005.80	$8.54	1.69%
	Hypothetical(2)	$1,000.00	$1,016.69	$8.59	1.69%
Institutional Class	Actual	$1,000.00	$1,010.70	$3.50	0.69%
	Hypothetical(2)	$1,000.00	$1,021.73	$3.52	0.69%

Angel Oak High Yield Opportunities Fund		Beginning Account Value, August 1, 2021	Ending Account Value, January 31, 2022	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$996.60	$4.53	0.90%
	Hypothetical(2)	$1,000.00	$1,020.67	$4.58	0.90%
Institutional Class	Actual	$1,000.00	$997.80	$3.27	0.65%
	Hypothetical(2)	$1,000.00	$1,021.93	$3.31	0.65%

Summary of Funds’ Expenses – (Unaudited) (continued)

Angel Oak UltraShort Income Fund		Beginning Account Value, August 1, 2021	Ending Account Value, January 31, 2022	Expenses Paid During Period(1)	Annualized Expense Ratio
Class A	Actual	$1,000.00	$999.30	$2.82	0.56%
	Hypothetical(2)	$1,000.00	$1,022.38	$2.85	0.56%
Institutional Class	Actual	$1,000.00	$1,000.50	$1.56	0.31%
	Hypothetical(2)	$1,000.00	$1,023.64	$1.58	0.31%

Angel Oak Core Impact Fund		Beginning Account Value, August 1, 2021	Ending Account Value, January 31, 2022	Expenses Paid During Period(1)	Annualized Expense Ratio
Institutional Class	Actual	$1,000.00	$976.30	$2.94	0.59%
	Hypothetical(2)	$1,000.00	$1,022.23	$3.01	0.59%

(1) Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days 184 in the most recent six month period and divided by the number of days in the most recent twelve month period (365). The annualized expense ratios reflect fee waiver and expense limitation arrangements, including interest expense, in effect during the period. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.

(2) Hypothetical assumes 5% annual return before expenses.

Portfolio Holdings – (Unaudited)

The investment objective of Angel Oak Multi-Strategy Income Fund is to seek current income.

The investment objective of Angel Oak Financials Income Fund is to seek current income with a secondary objective of total return.

* As a percentage of total investments. The percentages presented in the table above may differ from those in the Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

Portfolio Holdings – (Unaudited) (continued)

The investment objective of Angel Oak High Yield Opportunities Fund is to earn a high level of current income with a secondary objective of capital appreciation.

The investment objective of Angel Oak UltraShort Income Fund is to provide current income while seeking to minimize price volatility and maintain liquidity.

* As a percentage of total investments. The percentages presented in the table above may differ from those in the Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

Portfolio Holdings – (Unaudited) (continued)

The investment objective of Angel Oak Core Impact Fund is seek total return while giving special consideration to positive aggregate environmental, social, and governance (“ESG”) outcomes.

* As a percentage of total investments. The percentages presented in the table above may differ from those in the Schedule of Investments because the percentages in the Schedule of Investments are calculated based on net assets.

Statement of Assets and Liabilities

January 31, 2022

	Multi-Strategy Income Fund (a)	Financials Income Fund	High Yield Opportunities Fund	Ultra Short Income Fund	Core Impact Fund
Assets
Investments in unaffiliated securities at fair value*	$7,861,790,986	$162,498,900	$73,589,771	$1,671,871,837	$39,084,005
Investments in affiliated securities at fair value*	123,455,827	—	—	—	—
Cash	1,331,676	—	—	2,903,791	—
Deposit at broker for reverse repurchase agreements	2,742,000	—	—	—	—
Deposit at broker for futures	3,311,696	—	—	486,138	—
Receivable for fund shares sold	30,214,886	1,437,099	—	6,784,122	—
Receivable for investments sold	219,039,641	1,842,960	—	—	—
Dividends and interest receivable	25,812,431	1,563,033	1,166,473	1,902,226	145,431
Prepaid expenses	153,661	29,327	19,601	131,683	3,483

Total Assets	8,267,852,804	167,371,319	74,775,845	1,684,079,797	39,232,919

Liabilities
Payable for reverse repurchase agreements	134,796,000	—	—	—	—
TBA sale commitments at fair value	199,756,600	—	—	—	—
Payable for credit commitment agreements	300,000,000	—	—	—	—
Payable for investments purchased	367,916,443	—	—	16,069,713	—
Payable for Fund shares redeemed	23,720,330	299,344	138,769	3,182,485	—
Payable for distributions to shareholders	7,585,990	187,993	230,218	347,686	55,219
Interest payable for credit and reverse repurchase agreements	895,058	—	—	—	—
Variation margin on futures contracts	30,483	—	—	—	—
Payable to Adviser	5,314,635	71,641	25,667	334,309	3,702
Payable to administrator, fund accountant, and transfer agent	428,799	23,177	14,744	113,285	8,932
Payable to custodian	54,846	1,001	1,605	11,499	498
12b-1 fees accrued	133,343	3,840	1,027	37,125	—
Other accrued expenses	221,313	36,914	26,356	113,677	31,974

Total Liabilities	1,040,853,840	623,910	438,386	20,209,779	100,325

Net Assets	$7,226,998,964	$166,747,409	$74,337,459	$1,663,870,018	$39,132,594

Net Assets consist of:
Paid-in capital	$8,292,753,918	$212,801,753	$77,205,551	$1,673,585,979	$40,198,518
Total distributable earnings (accumulated deficit)	(1,065,754,954)	(46,054,344)	(2,868,092)	(9,715,961)	(1,065,924)

Net Assets	$7,226,998,964	$166,747,409	$74,337,459	$1,663,870,018	$39,132,594

Class A:
Net Assets	$335,439,147	$4,217,010	$4,834,429	$171,327,681	$—

Shares outstanding (unlimited number of shares authorized, no par value)	32,764,841	470,621	417,075	17,137,509	—

Net asset value (“NAV”) per share	$10.24	$8.96	$11.59	$10.00	$—

Offering price per share (NAV/0.9775) (b)	$10.48	$9.17	$11.86	$10.00	$—

Class C:
Net Assets	$71,444,952	$3,452,285	$—	$—	$—

Shares outstanding (unlimited number of shares authorized, no par value)	7,049,807	389,421	—	—	—

Net asset value (“NAV”) and offering price per share	$10.13	$8.87	$—	$—	$—

Minimum redemption price per share (NAV*0.99) (c)	$10.03	$8.78	$—	$—	$—

Institutional Class:
Net Assets	$6,820,114,865	$159,078,114	$69,503,030	$1,492,542,337	$39,132,594

Shares outstanding (unlimited number of shares authorized, no par value)	667,910,910	17,789,584	6,021,234	149,105,840	4,004,872

Net asset value (“NAV”) and offering price per share	$10.21	$8.94	$11.54	$10.01	$9.77

*Identified Cost:
Investments in unaffiliated securities	$8,032,779,588	$160,360,967	$74,001,429	$1,674,877,598	$40,099,745
Investments in affiliated securities	126,552,243	—	—	—	—
Proceeds from TBA sale commitments	204,187,500	—	—	—	—

(a)	Statement has been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.
(b)	Class A shares impose a maximum 2.25% sales charge on purchases. This fee is not charged to shareholders of the UltraShort Income Fund.
(c)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged.

See accompanying notes which are an integral part of these financial statements.

Statement of Operations

For the Year or Period Ended January 31, 2022

	Multi-Strategy Income Fund (a)	Financials Income Fund	High Yield Opportunities Fund	Ultra Short Income Fund	Core Impact Fund (b)
Investment Income
Interest	$388,369,062	$6,681,468	$4,273,402	$18,208,545	$465,520
Dividends from unaffiliated investments	3,493,571	402,240	—	—	—
Dividends from affiliated investments	4,757,407	—	—	—	—

Total Investment Income	396,620,040	7,083,708	4,273,402	18,208,545	465,520

Expenses
Investment Advisory (See Note 5)	61,533,794	1,407,953	408,758	5,966,864	114,677
Interest expense	4,747,839	1,108	38	—	—
12b-1 – Class A	964,326	7,976	10,127	323,954	—
12b-1 – Class C	787,924	40,046	—	—	—
Fund accounting	1,270,385	30,874	39,470	309,735	10,056
Administration	685,457	33,258	23,848	150,418	10,931
Transfer agent	585,348	60,652	28,143	102,955	8,801
Legal	472,013	9,620	4,803	93,166	13,961
Custodian	354,953	6,199	8,318	62,494	1,767
Registration	306,796	85,434	63,315	288,804	6,081
Printing	269,221	7,902	4,324	32,554	2,626
Trustee	245,530	38,657	36,127	70,581	15,815
Audit & tax	100,350	31,576	24,080	28,497	26,697
Insurance	57,792	1,308	651	7,482	90
Compliance	13,291	13,291	13,291	13,291	8,445
Miscellaneous	1,742,881	8,126	4,240	17,955	2,604

Total Expenses	74,137,900	1,783,980	669,533	7,468,750	222,551

Fees contractually recouped (waived) by Adviser (See Note 5)	(786,925)	—	(176,290)	(298,340)	(87,232)
Fees voluntarily waived by Adviser (See Note 5)	—	(642,662)	—	(2,706,248)	—

Net Expenses	73,350,975	1,141,318	493,243	4,464,162	135,319

Net Investment Income (Loss)	$323,269,065	$5,942,390	$3,780,159	$13,744,383	$330,201

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments in unaffiliated securities	$11,005,546	$963,613	$636,570	$(29,440)	$(11,870)
Net realized gain (loss) on investments in affiliated securities	380,819	—	—	—	—
Net realized gain (loss) on futures	(446,644)	—	—	(366,669)	—
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(144,960,822)	1,603,657	(1,827,827)	(9,990,615)	(1,015,740)
Net change in unrealized appreciation (depreciation) on affiliated investments	(1,513,615)	—	—	—	—
Net change in unrealized appreciation (depreciation) on TBA sale commitments	4,430,900	—	—	—	—
Net change in unrealized appreciation (depreciation) on futures contracts	1,647,776	—	—	2,007,760	—

Net Realized and Unrealized Gain (Loss) on Investments	(129,456,040)	2,567,270	(1,191,257)	(8,378,964)	(1,027,610)

Net increase (decrease) in net assets resulting from operations	$193,813,025	$8,509,660	$2,588,902	$5,365,419	$(697,409)

(a)	Statement has been consolidated. See Notes 1 in the Notes to Financial Statements for basis of consolidation.
(b)	Fund commenced operations on June 4, 2021.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Statement of Cash Flows (a)

For the Year Ended January 31, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$193,813,025
Net adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Net amortization and accretion of premium and discount	(23,923,923)
Net realized paydown gains on mortgage backed and other asset backed securities	(64,476,698)
Purchases of short-term investments, net	(612,531,601)
Purchases of investments	(4,656,407,682)
Proceeds from of TBA sale commitments	204,187,500
Proceeds from sales of long-term investments	3,977,685,819
Net change in unrealized (appreciation) depreciation on investments	146,474,437
Net change in unrealized (appreciation) depreciation on futures contracts	(1,647,776)
Net change in unrealized (appreciation) depreciation on TBA sale commitments	(4,430,900)
Net realized (gain) loss on investments	(11,386,365)
Net realized (gain) loss on futures contracts	446,644
Change in:
Receivable for investments sold	(151,725,622)
Dividends and interest receivable	(3,061,175)
Prepaid expenses	20,387
Payable for investments purchased	239,394,542
Interest payable for credit and reverse repurchase agreements	6,662
Payable to Adviser	679,330
Payable to administrator, fund accountant and transfer agent	19,816
Payable to custodian	(37,350)
12b-1 fees accrued	(25,241)
Other accrued expenses	19,504

Net cash provided by (used in) operating activities	(766,906,667)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	3,699,585,648
Payment on shares redeemed	(2,918,754,614)
Distributions paid to shareholders	(86,084,458)
Purchases of reverse repurchase agreements	134,796,000
Proceeds from reverse repurchase agreements	(156,100,000)
Payment on borrowings	100,000,000

Net cash provided by (used in) financing activities	773,442,576

Net change in cash	6,535,909

CASH:
Beginning Balance	818,980

Ending Balance	$7,354,889

SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	$4,741,177
Cash held in money market investments	$667,438,506
Non-cash financing activities - distributions reinvested	$240,079,941
Non-cash financing activities - (increase) decrease in receivable for fund shares sold	$(64,597,939)
Non-cash financing activities - increase (decrease) in payable for fund shares redeemed	$(6,416,351)

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES:
Cash	568,913
Deposit at broker for futures	250,067

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES:
Cash	1,331,676
Deposit at broker for reverse repurchase agreements	2,742,000
Deposit at broker for futures	3,311,696
Variation Margin on Futures Contracts	(30,483)

(a)	Statement has been consolidated. See Note 1 in the notes to Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended January 31, 2022 (a)	For the Year Ended January 31, 2021 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$323,269,065	$289,396,693
Net realized gain (loss) on investment transactions and futures contracts	10,939,721	(424,672,361)
Net change in unrealized appreciation (depreciation) on investments, TBA sale commitments and futures contracts	(140,395,761)	(43,147,724)

Net increase (decrease) in net assets resulting from operations	193,813,025	(178,423,392)

Distributions to Shareholders
Distributions, Class A	(17,292,024)	(17,105,979)
Distributions, Class C	(3,008,479)	(3,574,699)
Distributions, Institutional Class	(308,374,494)	(263,765,172)

Total distributions to shareholders	(328,674,997)	(284,445,850)

Capital Transactions – Class A
Proceeds from shares sold	113,767,630	168,363,355
Reinvestment of distributions	13,013,210	12,530,889
Amount paid for shares redeemed	(181,260,631)	(250,622,515)

Total Class A	(54,479,791)	(69,728,271)

Capital Transactions – Class C
Proceeds from shares sold	8,258,202	13,981,794
Reinvestment of distributions	2,240,601	2,821,148
Amount paid for shares redeemed	(25,344,980)	(37,873,553)

Total Class C	(14,846,177)	(21,070,611)

Capital Transactions – Institutional Class
Proceeds from shares sold	3,512,961,877	3,997,524,094
Reinvestment of distributions	224,826,130	195,426,988
Amount paid for shares redeemed	(2,718,565,354)	(4,993,145,685)

Total Institutional Class	1,019,222,653	(800,194,603)

Net increase (decrease) in net assets resulting from capital transactions	949,896,685	(890,993,485)

Total Increase (Decrease) in Net Assets	815,034,713	(1,353,862,727)

Net Assets
Beginning of period	6,411,964,251	7,765,826,978

End of period	$7,226,998,964	$6,411,964,251

Share Transactions – Class A
Shares sold	10,926,212	16,504,029
Shares issued in reinvestment of distributions	1,252,277	1,228,182
Shares redeemed	(17,436,419)	(24,403,707)

Total Class A	(5,257,930)	(6,671,496)

Share Transactions – Class C
Shares sold	803,571	1,370,759
Shares issued in reinvestment of distributions	217,730	279,597
Shares redeemed	(2,459,811)	(3,737,484)

Total Class C	(1,438,510)	(2,087,128)

Share Transactions – Institutional Class
Shares sold	338,829,057	394,413,362
Shares issued in reinvestment of distributions	21,692,531	19,186,968
Shares redeemed	(262,126,642)	(489,582,268)

Total Institutional Class	98,394,946	(75,981,938)

Net increase (decrease) in share transactions	91,698,506	(84,740,562)

(a)	Statement has been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$5,942,390	$7,097,843
Net realized gain (loss) on investment transactions	963,613	(13,769,485)
Net change in unrealized appreciation (depreciation) on investments	1,603,657	(4,986,669)

Net increase (decrease) in net assets resulting from operations	8,509,660	(11,658,311)

Distributions to Shareholders
Distributions, Class A	(111,005)	(254,753)
Return of capital, Class A	—	(6,989)
Distributions, Class C	(114,065)	(212,378)
Return of capital, Class C	—	(5,826)
Distributions, Institutional Class	(5,723,833)	(6,913,082)
Return of capital, Institutional Class	—	(189,527)

Total distributions to shareholders	(5,948,903)	(7,582,555)

Capital Transactions – Class A
Proceeds from shares sold	2,220,664	1,047,372
Reinvestment of distributions	102,282	236,034
Amount paid for shares redeemed	(913,442)	(11,165,410)

Total Class A	1,409,504	(9,882,004)

Capital Transactions – Class C
Proceeds from shares sold	463,088	1,754,895
Reinvestment of distributions	82,346	171,672
Amount paid for shares redeemed	(2,734,308)	(2,027,050)

Total Class C	(2,188,874)	(100,483)

Capital Transactions – Institutional Class
Proceeds from shares sold	60,879,854	79,289,170
Reinvestment of distributions	3,282,293	4,327,984
Amount paid for shares redeemed	(41,849,423)	(190,014,760)

Total Institutional Class	22,312,724	(106,397,606)

Net increase (decrease) in net assets resulting from capital transactions	21,533,354	(116,380,093)

Total Increase (Decrease) in Net Assets	24,094,111	(135,620,959)

Net Assets
Beginning of period	142,653,298	278,274,257

End of period	$166,747,409	$142,653,298

Share Transactions – Class A
Shares sold	246,833	113,606
Shares issued in reinvestment of distributions	11,405	26,601
Shares redeemed	(102,033)	(1,255,302)

Total Class A	156,205	(1,115,095)

Share Transactions – Class C
Shares sold	52,396	199,714
Shares issued in reinvestment of distributions	9,286	19,753
Shares redeemed	(309,154)	(230,840)

Total Class C	(247,472)	(11,373)

Share Transactions – Institutional Class
Shares sold	6,814,124	8,772,324
Shares issued in reinvestment of distributions	366,628	489,301
Shares redeemed	(4,675,741)	(20,941,153)

Total Institutional Class	2,505,011	(11,679,528)

Net increase (decrease) in share transactions	2,413,744	(12,805,996)

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$3,780,159	$3,957,250
Net realized gain (loss) on investment transactions	636,570	(1,480,307)
Net change in unrealized appreciation (depreciation) on investments	(1,827,827)	329,569

Net increase (decrease) in net assets resulting from operations	2,588,902	2,806,512

Distributions to Shareholders
Distributions, Class A	(198,482)	(349,968)
Distributions, Institutional Class	(3,642,787)	(3,574,917)

Total distributions to shareholders	(3,841,269)	(3,924,885)

Capital Transactions – Class A
Proceeds from shares sold	2,916,252	1,132,686
Reinvestment of distributions	197,215	349,623
Amount paid for shares redeemed	(2,181,125)	(5,119,991)

Total Class A	932,342	(3,637,682)

Capital Transactions – Institutional Class
Proceeds from shares sold	4,653,761	16,208,449
Reinvestment of distributions	757,305	741,538
Amount paid for shares redeemed	(2,985,257)	(12,530,487)

Total Institutional Class	2,425,809	4,419,500

Net increase (decrease) in net assets resulting from capital transactions	3,358,151	781,818

Total Increase (Decrease) in Net Assets	2,105,784	(336,555)

Net Assets
Beginning of period	72,231,675	72,568,230

End of period	$74,337,459	$72,231,675

Share Transactions – Class A
Shares sold	245,813	100,343
Shares issued in reinvestment of distributions	16,652	31,803
Shares redeemed	(183,742)	(454,641)

Total Class A	78,723	(322,495)

Share Transactions – Institutional Class
Shares sold	392,064	1,450,815
Shares issued in reinvestment of distributions	64,201	67,522
Shares redeemed	(252,371)	(1,233,464)

Total Institutional Class	203,894	284,873

Net increase (decrease) in share transactions	282,617	(37,622)

See accompanying notes which are an integral part of these financial statements.

Angel Oak Ultra Short Income Fund

Statements of Changes in Net Assets

	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$13,744,383	$10,857,482
Net realized gain (loss) on investment transactions and futures contracts	(396,109)	(4,001,163)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(7,982,855)	4,361,309

Net increase (decrease) in net assets resulting from operations	5,365,419	11,217,628

Distributions to Shareholders
Distributions, Class A	(1,370,158)	(704,448)
Distributions, Institutional Class	(15,915,163)	(10,533,725)

Total distributions to shareholders	(17,285,321)	(11,238,173)

Capital Transactions – Class A
Proceeds from shares sold	173,304,337	57,413,686
Reinvestment of distributions	1,266,990	660,509
Amount paid for shares redeemed	(68,418,315)	(42,837,141)

Total Class A	106,153,012	15,237,054

Capital Transactions – Institutional Class
Proceeds from shares sold	1,725,634,613	857,339,413
Reinvestment of distributions	12,276,225	7,773,806
Amount paid for shares redeemed	(1,031,046,901)	(426,389,181)

Total Institutional Class	706,863,937	438,724,038

Net increase (decrease) in net assets resulting from capital transactions	813,016,949	453,961,092

Total Increase (Decrease) in Net Assets	801,097,047	453,940,547

Net Assets
Beginning of period	862,772,971	408,832,424

End of period	$1,663,870,018	$862,772,971

Share Transactions – Class A
Shares sold	17,237,092	5,723,104
Shares issued in reinvestment of distributions	126,149	66,239
Shares redeemed	(6,810,400)	(4,295,858)

Total Class A	10,552,841	1,493,485

Share Transactions – Institutional Class
Shares sold	171,455,363	85,602,077
Shares issued in reinvestment of distributions	1,220,931	778,651
Shares redeemed	(102,493,351)	(42,751,682)

Total Institutional Class	70,182,943	43,629,046

Net increase (decrease) in share transactions	80,735,784	45,122,531

See accompanying notes which are an integral part of these financial statements.

Angel Oak Core Impact Fund

Statement of Changes in Net Assets

For the Period Ended January 31, 2022 (a)
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$330,201
Net realized gain (loss) on investment transactions	(11,870)
Net change in unrealized appreciation (depreciation) on investments	(1,015,740)

Net increase (decrease) in net assets resulting from operations	(697,409)

Distributions to Shareholders
Distributions, Institutional Class	(368,515)

Total distributions to shareholders	(368,515)

Capital Transactions – Institutional Class
Proceeds from shares sold	40,197,500
Reinvestment of distributions	1,018
Amount paid for shares redeemed	—

Total Institutional Class	40,198,518

Net increase (decrease) in net assets resulting from capital transactions	40,198,518

Total Increase (Decrease) in Net Assets	39,132,594

Net Assets
Beginning of period	—

End of period	$39,132,594

Share Transactions – Institutional Class
Shares sold	4,004,770
Shares issued in reinvestment of distributions	102
Shares redeemed	—

Total Institutional Class	4,004,872

Net increase (decrease) in share transactions	4,004,872

(a)	Fund commenced operations on June 4, 2021.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Class A

Consolidated Financial Highlights (a)

(For a share outstanding during each period)

	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018
Selected Per Share Data:
Net asset value, beginning of period	$10.43	$11.10	$11.04	$11.26	$11.30

Income from investment operations:
Net investment income (loss)	0.47	0.46	0.50	0.52	0.54
Net realized and unrealized gain (loss) on investments	(0.19)	(0.68)	0.06	(0.22)	(0.02)

Total from investment operations	0.28	(0.22)	0.56	0.30	0.52

Less distributions to shareholders:
From net investment income	(0.47)	(0.45)	(0.50)	(0.52)	(0.56)

Total distributions	(0.47)	(0.45)	(0.50)	(0.52)	(0.56)

Net asset value, end of period	$10.24	$10.43	$11.10	$11.04	$11.26

Total return (b)(c)	2.71%	(1.76%)	5.08%	2.72%	4.69%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$335,439	$396,711	$496,114	$590,386	$538,699
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (d)	1.29%	1.40%	1.37%	1.35%	1.36%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (d)	1.20%	1.21%	1.20%	1.20%	1.20%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (d)	1.28%	1.38%	1.36%	1.37%	1.40%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (d)	1.19%	1.19%	1.19%	1.22%	1.24%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (d)	4.42%	4.41%	4.46%	4.69%	4.80%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (d)	4.43%	4.43%	4.47%	4.67%	4.76%
Portfolio turnover rate (c)	55.99%	67.45%	62.94%	71.49%	81.13%

(a) Financial Highlights have been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.
(b) Total return does not include the effect of sales charges.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Class C

Consolidated Financial Highlights (a)

(For a share outstanding during each period)

	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018
Selected Per Share Data:
Net asset value, beginning of period	$10.34	$11.00	$10.95	$11.17	$11.23

Income from investment operations:
Net investment income (loss)	0.38	0.37	0.41	0.44	0.46
Net realized and unrealized gain (loss) on investments	(0.20)	(0.66)	0.06	(0.22)	(0.03)

Total from investment operations	0.18	(0.29)	0.47	0.22	0.43

Less distributions to shareholders:
From net investment income	(0.39)	(0.37)	(0.42)	(0.44)	(0.49)

Total distributions	(0.39)	(0.37)	(0.42)	(0.44)	(0.49)

Net asset value, end of period	$10.13	$10.34	$11.00	$10.95	$11.17

Total return (b)(c)	1.78%	(2.41%)	4.27%	2.04%	3.90%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$71,445	$87,743	$116,328	$102,487	$86,923
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (d)	2.04%	2.15%	2.12%	2.10%	2.11%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (d)	1.95%	1.96%	1.95%	1.95%	1.95%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (d)	2.03%	2.13%	2.11%	2.12%	2.15%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (d)	1.94%	1.94%	1.94%	1.97%	1.99%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (d)	3.69%	3.67%	3.70%	3.94%	4.03%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (d)	3.70%	3.69%	3.71%	3.92%	3.99%
Portfolio turnover rate (c)	55.99%	67.45%	62.94%	71.49%	81.13%

(a) Financial Highlights have been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.
(b) Total return does not include the effect of sales charges.
(c) Not annualized for periods less than one year.
(d) Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund – Institutional Class

Consolidated Financial Highlights (a)

(For a share outstanding during each period)

	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018
Selected Per Share Data:
Net asset value, beginning of period	$10.41	$11.08	$11.02	$11.23	$11.28

Income from investment operations:
Net investment income (loss)	0.49	0.48	0.53	0.55	0.57
Net realized and unrealized gain (loss) on investments	(0.19)	(0.68)	0.06	(0.21)	(0.03)

Total from investment operations	0.30	(0.20)	0.59	0.34	0.54

Less distributions to shareholders:
From net investment income	(0.50)	(0.47)	(0.53)	(0.55)	(0.59)

Total distributions	(0.50)	(0.47)	(0.53)	(0.55)	(0.59)

Net asset value, end of period	$10.21	$10.41	$11.08	$11.02	$11.23

Total return (b)	2.87%	(1.60%)	5.45%	3.05%	4.88%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$6,820,115	$5,927,510	$7,153,385	$6,555,291	$5,826,546
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (c)	1.04%	1.15%	1.12%	1.10%	1.11%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (c)	0.95%	0.96%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (c)	1.03%	1.13%	1.11%	1.12%	1.15%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (c)	0.94%	0.94%	0.94%	0.97%	0.99%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (c)	4.69%	4.65%	4.70%	4.94%	5.06%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (c)	4.70%	4.67%	4.71%	4.92%	5.02%
Portfolio turnover rate (b)	55.99%	67.45%	62.94%	71.49%	81.13%

(a)	Financial Highlights have been consolidated. See Note 1 in the Notes to Financial Statements for basis of consolidation.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund – Class A

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018
Selected Per Share Data:
Net asset value, beginning of period	$8.80	$9.60	$9.33	$9.45	$9.42

Income from investment operations:
Net investment income (loss)	0.33	0.34	0.40	0.44	0.40
Net realized and unrealized gain (loss) on investments	0.15	(0.75)	0.27	(0.13)	0.03

Total from investment operations	0.48	(0.41)	0.67	0.31	0.43

Less distributions to shareholders:
From net investment income	(0.32)	(0.38)	(0.40)	(0.43)	(0.40)
Return of capital	–	(0.01)	–	–	–

Total distributions	(0.32)	(0.39)	(0.40)	(0.43)	(0.40)

Net asset value, end of period	$8.96	$8.80	$9.60	$9.33	$9.45

Total return (a)(b)	5.48%	(4.16%)	7.39%	3.36%	4.69%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$4,217	$2,765	$13,720	$7,086	$9,377
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (c)	1.35%	1.39%	1.34%	1.42%	1.36%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (c)	1.35%	1.37%	1.34%	1.42%	1.36%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (c)	0.94%	0.96%	0.94%	0.94%	0.94%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (c)	0.94%	0.94%	0.94%	0.94%	0.94%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (c)	3.14%	3.63%	3.78%	4.22%	3.74%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (c)	3.55%	4.06%	4.18%	4.70%	4.16%
Portfolio turnover rate (b)	32.33%	29.83%	35.55%	45.27%	101.75%

(a) Total return does not include the effect of sales charges.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund – Class C

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018
Selected Per Share Data:
Net asset value, beginning of period	$8.72	$9.51	$9.25	$9.37	$9.37

Income from investment operations:
Net investment income (loss)	0.24	0.30	0.34	0.37	0.33
Net realized and unrealized gain (loss) on investments	0.16	(0.76)	0.26	(0.12)	0.02

Total from investment operations	0.40	(0.46)	0.60	0.25	0.35

Less distributions to shareholders:
From net investment income	(0.25)	(0.32)	(0.34)	(0.37)	(0.35)
Return of capital	–	(0.01)	–	–	–

Total distributions	(0.25)	(0.33)	(0.34)	(0.37)	(0.35)

Net asset value, end of period	$8.87	$8.72	$9.51	$9.25	$9.37

Total return (a)(b)	4.63%	(4.79%)	6.59%	2.69%	3.80%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$3,452	$5,553	$6,162	$2,039	$1,465
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (c)	2.10%	2.15%	2.09%	2.17%	2.11%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (c)	2.10%	2.12%	2.09%	2.17%	2.11%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (c)	1.69%	1.72%	1.69%	1.69%	1.69%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (c)	1.69%	1.69%	1.69%	1.69%	1.69%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (c)	2.38%	2.97%	3.02%	3.49%	2.99%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (c)	2.79%	3.40%	3.42%	3.97%	3.41%
Portfolio turnover rate (b)	32.33%	29.83%	35.55%	45.27%	101.75%

(a) Total return does not include the effect of sales charges.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018
Selected Per Share Data:
Net asset value, beginning of period	$8.79	$9.58	$9.32	$9.44	$9.41

Income from investment operations:
Net investment income (loss)	0.34	0.38	0.43	0.46	0.41
Net realized and unrealized gain (loss) on investments	0.15	(0.76)	0.26	(0.13)	0.05

Total from investment operations	0.49	(0.38)	0.69	0.33	0.46

Less distributions to shareholders:
From net investment income	(0.34)	(0.40)	(0.43)	(0.45)	(0.43)
Return of capital	–	(0.01)	–	–	–

Total distributions	(0.34)	(0.41)	(0.43)	(0.45)	(0.43)

Net asset value, end of period	$8.94	$8.79	$9.58	$9.32	$9.44

Total return (a)	5.64%	(3.81%)	7.55%	3.61%	4.97%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$159,078	$134,335	$258,392	$122,363	$106,494
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (b)	1.10%	1.14%	1.09%	1.17%	1.10%
Ratio of expenses to average net assets before waiver and reimbursement/recoupment excluding interest expense (b)	1.10%	1.12%	1.09%	1.17%	1.10%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (b)	0.69%	0.71%	0.69%	0.69%	0.69%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment excluding interest expense (b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (b)	3.38%	3.91%	4.02%	4.48%	3.98%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (b)	3.79%	4.34%	4.42%	4.96%	4.39%
Portfolio turnover rate (a)	32.33%	29.83%	35.55%	45.27%	101.75%

(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund – Class A

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018
Selected Per Share Data:
Net asset value, beginning of period	$11.78	$11.76	$11.39	$12.00	$11.92

Income from investment operations:
Net investment income (loss)	0.58	0.58	0.64	0.65	0.68
Net realized and unrealized gain (loss) on investments	(0.19)	0.03 (d)	0.37	(0.61)	0.06

Total from investment operations	0.39	0.61	1.01	0.04	0.74

Less distributions to shareholders:
From net investment income	(0.58)	(0.59)	(0.64)	(0.65)	(0.66)

Total distributions	(0.58)	(0.59)	(0.64)	(0.65)	(0.66)

Net asset value, end of period	$11.59	$11.78	$11.76	$11.39	$12.00

Total return (a)(b)	3.34%	5.68%	9.08%	0.41%	6.34%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$4,834	$3,986	$7,771	$2,754	$1,298
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (c)	1.14%	1.14%	1.14%	1.24%	1.27%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (c)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (c)	4.60%	5.18%	5.20%	5.28%	5.34%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (c)	4.84%	5.42%	5.44%	5.62%	5.71%
Portfolio turnover rate (b)	38.15%	58.02%	35.80%	33.27%	45.86%

(a) Total return does not include the effect of sales charges.
(b) Not annualized for periods less than one year.
(c) Annualized for periods less than one year.

(d)  Net realized and unrealized gain (loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021	For the Year Ended January 31, 2020	For the Year Ended January 31, 2019	For the Year Ended January 31, 2018
Selected Per Share Data:
Net asset value, beginning of period	$11.73	$11.71	$11.35	$11.95	$11.89

Income from investment operations:
Net investment income (loss)	0.60	0.63	0.67	0.69	0.71
Net realized and unrealized gain (loss) on investments	(0.18)	0.01 (c)	0.36	(0.61)	0.04

Total from investment operations	0.42	0.64	1.03	0.08	0.75

Less distributions to shareholders:
From net investment income	(0.61)	(0.62)	(0.67)	(0.68)	(0.69)

Total distributions	(0.61)	(0.62)	(0.67)	(0.68)	(0.69)

Net asset value, end of period	$11.54	$11.73	$11.71	$11.35	$11.95

Total return (a)	3.62%	5.97%	9.28%	0.74%	6.53%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$69,503	$68,245	$64,797	$48,426	$51,516
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (b)	0.89%	0.89%	0.89%	0.99%	1.02%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (b)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (b)	4.86%	5.41%	5.52%	5.59%	5.61%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (b)	5.10%	5.65%	5.76%	5.93%	5.98%
Portfolio turnover rate (a)	38.15%	58.02%	35.80%	33.27%	45.86%

(a) Not annualized for periods less than one year.
(b) Annualized for periods less than one year.

(c)  Net realized and unrealized gain (loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Ultra Short Income Fund – Class A

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021		For the Year Ended January 31, 2020	For the Period Ended January 31, 2019 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.08	$10.12		$10.02	$10.01

Income from investment operations:
Net investment income (loss)	0.08	0.19		0.29	0.20
Net realized and unrealized gain (loss) on investments	(0.05)	(0.04	)(b)	0.10	0.01

Total from investment operations	0.03	0.15		0.39	0.21

Less distributions to shareholders:
From net investment income	(0.11)	(0.19)		(0.29)	(0.20)
From net realized gain	–	–		–	– (c)

Total distributions	(0.11)	(0.19)		(0.29)	(0.20)

Net asset value, end of period	$10.00	$10.08		$10.12	$10.02

Total return (d)	0.27%	1.52%		3.92%	2.12%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$171,328	$66,366		$51,529	$7,903
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (e)	0.78%	0.79%		0.84%	0.94%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (e)	0.56%	0.51%		0.50%	0.50%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (e)	0.56%	1.45%		2.22%	2.32%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (e)	0.78%	1.73%		2.56%	2.76%
Portfolio turnover rate (d)	91.83%	81.48%		156.42%	178.59%

(a)	Class commenced operations on April 30, 2018.
(b)

Net realized and unrealized gain (loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(c)	Less than (0.005).
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Ultra Short Income Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

	For the Year Ended January 31, 2022	For the Year Ended January 31, 2021		For the Year Ended January 31, 2020	For the Period Ended January 31, 2019 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.09	$10.12		$10.02	$10.00

Income from investment operations:
Net investment income (loss)	0.11	0.21		0.31	0.24
Net realized and unrealized gain (loss) on investments	(0.06)	(0.03	)(b)	0.10	0.02

Total from investment operations	0.05	0.18		0.41	0.26

Less distributions to shareholders:
From net investment income	(0.13)	(0.21)		(0.31)	(0.24)
From net realized gain	–	–		–	– (c)

Total distributions	(0.13)	(0.21)		(0.31)	(0.24)

Net asset value, end of period	$10.01	$10.09		$10.12	$10.02

Total return (d)	0.51%	1.87%		4.16%	2.60%

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$1,492,542	$796,407		$357,303	$106,596
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (e)	0.53%	0.54%		0.59%	0.77%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (e)	0.31%	0.26%		0.25%	0.26%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (e)	0.82%	1.67%		2.58%	2.37%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (e)	1.04%	1.95%		2.92%	2.88%
Portfolio turnover rate (d)	91.83%	81.48%		156.42%	178.59%

(a)	Class commenced operations on April 30, 2018.
(b)

Net realized and unrealized gain (loss) per share includes balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gain/(loss) in the Statements of Operations due to share transactions for the period.

(c)	Less than (0.005).
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Core Impact Fund – Institutional Class

Financial Highlights

(For a share outstanding during each period)

For the Period Ended January 31, 2022 (a)
Selected Per Share Data:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	0.09
Net realized and unrealized gain (loss) on investments	(0.22)

Total from investment operations	(0.13)

Less distributions to shareholders:
From net investment income	(0.10)

Total distributions	(0.10)

Net asset value, end of period	$9.77

Total return (b)	(1.28%)

Ratios and Supplemental Data:
Net assets, end of period (000’s omitted)	$39,133
Ratio of expenses to average net assets before waiver and reimbursement/recoupment (c)	0.97%
Ratio of expenses to average net assets after waiver and reimbursement/recoupment (c)	0.59%
Ratio of net investment income (loss) to average net assets before waiver and reimbursement/recoupment (c)	1.06%
Ratio of net investment income (loss) to average net assets after waiver and reimbursement/recoupment (c)	1.44%
Portfolio turnover rate (b)	21.25%

(a)	Class commenced operations on June 4, 2021.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments

January 31, 2022

	Principal Amount	Value
Asset-Backed Securities – 10.44%
ACC Trust, Series 2019-1, Class B, 4.470%, 10/20/2022 (a)	$549,440	$552,160
ACC Trust, Series 2019-2, Class C, 5.240%, 10/20/2024 (a)	3,800,000	3,855,917
Affirm Asset Securitization Trust, Series 2021-A, Class D, 3.490%, 8/15/2025 (a)	3,000,000	3,015,444
Affirm Asset Securitization Trust, Series 2021-A, Class E, 5.650%, 8/15/2025 (a)	1,550,000	1,570,155
Affirm Asset Securitization Trust, Series 2021-B, Class D, 2.540%, 8/17/2026 (a)	4,500,000	4,484,106
Affirm Asset Securitization Trust, Series 2021-B, Class E, 4.610%, 8/17/2026 (a)	1,900,000	1,897,171
American Credit Acceptance Receivables Trust, Series 2019-4, Class F, 5.370%, 9/12/2026 (a)	800,000	825,380
American Credit Acceptance Receivables Trust, Series 2020-4, Class E, 3.650%, 12/14/2026 (a)	3,000,000	3,061,161
American Credit Acceptance Receivables Trust, Series 2021-1, Class E, 2.290%, 3/15/2027 (a)	3,500,000	3,480,543
American Credit Acceptance Receivables Trust, Series 2020-3, Class F, 5.940%, 6/14/2027 (a)	5,650,000	5,919,256
American Credit Acceptance Receivables Trust, Series 2021-1, Class F, 4.010%, 11/15/2027 (a)	650,000	651,172
American Credit Acceptance Receivables Trust, Series 2021-4, Class E, 3.120%, 2/14/2028 (a)	1,000,000	982,825
American Credit Acceptance Receivables Trust, Series 2022-1, Class F, 4.870%, 11/13/2028 (a)	1,540,000	1,543,607
Aqua Finance Trust, Series 2021-A, Class C, 3.140%, 7/17/2046 (a)	1,700,000	1,680,457
Avant Credit Card Master Trust, Series 2021-1A, Class C, 2.160%, 4/15/2027 (a)	2,500,000	2,453,400
Avant Loans Funding Trust, Series 2021-REV1, Class B, 1.640%, 7/15/2030 (a)	1,793,000	1,800,012
Avis Budget Rental Car Funding LLC, Series 2019-2A, Class D, 3.040%, 9/20/2025 (a)	5,250,000	5,186,585
Avis Budget Rental Car Funding LLC, Series 2020-1A, Class D, 3.340%, 8/20/2026 (a)	4,750,000	4,628,457
BHG Securitization Trust, Series 2021-B, Class D, 3.170%, 10/17/2034 (a)	1,170,000	1,134,675
Carvana Auto Receivables Trust, Series 2019-3A, Class E, 4.600%, 7/15/2026 (a)	8,439,000	8,749,513
Carvana Auto Receivables Trust, Series 2021-N1, Class E, 2.880%, 1/10/2028 (a)	3,300,000	3,263,063
Carvana Auto Receivables Trust, Series 2021-N1, Class F, 4.550%, 1/10/2028 (a)	2,500,000	2,495,672
Carvana Auto Receivables Trust, Series 2021-N2, Class E, 2.900%, 3/10/2028 (a)	35,900,000	35,035,564
Carvana Auto Receivables Trust, Series 2021-P2, Class D, 2.020%, 5/10/2028	5,000,000	4,869,335
Carvana Auto Receivables Trust, Series 2021-N3, Class E, 3.160%, 6/12/2028 (a)	7,310,000	7,215,672
Carvana Auto Receivables Trust, Series 2021-N4, Class E, 4.530%, 9/10/2028 (a)	6,870,000	6,756,714
Chase Auto Credit Linked Notes, Series 2021-2, Class E, 2.280%, 12/25/2028 (a)	1,017,201	1,017,754
Conn’s Receivables Funding LLC, Series 2020-A, Class C, 4.200%, 6/15/2025 (a)	872,068	877,426
Consumer Loan Bond Credit Trust, Series 2017-P2, Class CL1, 0.000%, 1/15/2024 (a)	125,000	1,615,243
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-P2, Class C, 4.410%, 10/15/2026 (a)	17,822,000	18,068,603
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2020-P1, Class C, 4.610%, 3/15/2028 (a)	18,725,000	19,063,885
Consumer Loan Underlying Bond Credit Trust, Series 2018-P3, Class C, 5.540%, 1/15/2026 (a)	3,948,969	3,961,780
Consumer Loan Underlying Bond Credit Trust, Series 2019-P1, Class C, 4.660%, 7/15/2026 (a)	5,000,000	5,065,840
Consumer Underlying Bond Securitization, Series 2018-1, Class A, 4.790%, 2/17/2026 (a)	827,984	834,156
Continental Credit Card ABS LLC, Series 2019-1A, Class B, 4.950%, 8/15/2026 (a)	3,700,000	3,753,143
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class A, 2.240%, 12/15/2028 (a)	1,500,000	1,502,797

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Asset-Backed Securities – (continued)
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class B, 3.660%, 12/15/2028 (a)	$1,500,000	$1,504,488
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class C, 5.750%, 12/15/2028 (a)	1,700,000	1,711,341
CPS Auto Receivables Trust, Series 2018-B, Class E, 5.610%, 12/16/2024 (a)	12,123,000	12,531,678
CPS Auto Receivables Trust, Series 2019-C, Class E, 4.300%, 7/15/2025 (a)	8,856,000	9,169,733
CPS Auto Receivables Trust, Series 2020-A, Class E, 4.090%, 12/15/2025 (a)	10,000,000	10,253,920
CPS Auto Receivables Trust, Series 2019-C, Class F, 6.940%, 9/15/2026 (a)	3,500,000	3,709,902
CPS Auto Receivables Trust, Series 2020-A, Class F, 6.930%, 3/15/2027 (a)	2,500,000	2,605,287
CPS Auto Receivables Trust, Series 2020-C, Class E, 4.220%, 5/15/2027 (a)	4,625,000	4,768,162
CPS Auto Receivables Trust, Series 2021-D, Class D, 2.310%, 10/15/2027 (a)	7,240,000	7,054,084
CPS Auto Receivables Trust, Series 2021-A, Class E, 2.530%, 3/15/2028 (a)	9,320,000	9,229,959
CPS Auto Receivables Trust, Series 2021-B, Class E, 3.410%, 6/15/2028 (a)	12,750,000	12,631,144
CPS Auto Receivables Trust, Series 2021-D, Class E, 4.060%, 12/15/2028 (a)	3,750,000	3,694,534
CPS Auto Receivables Trust, Series 2022-A, Class E, 4.880%, 4/16/2029 (a)(b)	5,400,000	5,391,997
DT Auto Owner Trust, Series 2021-1A, Class E, 2.380%, 1/18/2028 (a)	2,225,000	2,213,857
DT Auto Owner Trust, Series 2021-4A, Class E, 3.340%, 7/17/2028 (a)	3,000,000	2,939,205
DT Auto Owner Trust, Series 2021-3A, Class E, 2.650%, 9/15/2028 (a)	5,250,000	5,108,449
Exeter Automobile Receivables Trust, Series 2020-1A, Class E, 3.740%, 1/15/2027 (a)	13,000,000	13,300,391
Exeter Automobile Receivables Trust, Series 2020-3A, Class F, 5.560%, 6/15/2027 (a)	4,750,000	4,911,576
Exeter Automobile Receivables Trust, Series 2021-4A, Class E, 4.020%, 1/17/2028 (a)	2,000,000	2,014,124
Exeter Automobile Receivables Trust, Series 2021-2A, Class E, 2.900%, 7/17/2028 (a)	4,000,000	3,968,956
Fat Brands Fazoli’s Native LLC, Series 2021-1, Class A2, 6.000%, 7/25/2051 (a)	2,000,000	2,008,854
First Investors Auto Owner Trust, Series 2019-2A, Class F, 5.690%, 7/15/2026 (a)	3,170,000	3,267,069
First Investors Auto Owner Trust, Series 2021-1A, Class D, 1.620%, 3/15/2027 (a)	1,250,000	1,238,154
First Investors Auto Owner Trust, Series 2021-1A, Class E, 3.350%, 4/15/2027 (a)	1,000,000	1,009,122
Flagship Credit Auto Trust, Series 2020-1, Class E, 3.520%, 6/15/2027 (a)	839,000	848,800
Flagship Credit Auto Trust, Series 2020-3, Class E, 4.980%, 12/15/2027 (a)	2,150,000	2,261,697
Flagship Credit Auto Trust, Series 2021-1, Class E, 2.720%, 4/17/2028 (a)	2,600,000	2,570,623
Flagship Credit Auto Trust, Series 2020-4, Class E, 3.840%, 7/17/2028 (a)	10,700,000	10,889,529
Flagship Credit Auto Trust, Series 2021-2, Class E, 3.160%, 9/15/2028 (a)	4,100,000	4,040,562
Flagship Credit Auto Trust, Series 2021-4, Class E, 4.030%, 3/15/2029 (a)	4,000,000	3,946,312
Foundation Finance Trust, Series 2021-1A, Class A, 1.270%, 5/15/2041 (a)	2,213,376	2,172,220
Foundation Finance Trust, Series 2021-1A, Class B, 1.870%, 5/15/2041 (a)	5,000,000	4,941,555
Foundation Finance Trust, Series 2021-2A, Class D, 5.730%, 1/15/2042 (a)	1,590,000	1,595,354
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class E, 3.490%, 4/15/2026 (a)	1,100,000	1,125,909
Foursight Capital Automobile Receivables Trust, Series 2019-1, Class F, 5.570%, 11/16/2026 (a)	1,600,000	1,650,114
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class D, 1.320%, 3/15/2027 (a)	6,250,000	6,077,462
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class E, 2.980%, 4/15/2027 (a)	5,105,000	5,072,236
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class F, 4.620%, 6/15/2027 (a)	1,250,000	1,288,482
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class E, 3.350%, 10/15/2027 (a)	2,500,000	2,491,520
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class F, 4.190%, 2/15/2029 (a)	900,000	897,723

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Asset-Backed Securities – (continued)
Foursight Capital Automobile Receivables Trust, Series 2022-1, Class E, 4.690%, 8/15/2029 (a)	$4,500,000	$4,507,407
FREED ABS Trust, Series 2018-2, Class C, 5.880%, 10/20/2025 (a)	4,004,067	4,024,936
FREED ABS Trust, Series 2019-2, Class C, 4.860%, 11/18/2026 (a)	16,220,000	16,449,335
FREED ABS Trust, Series 2020-FP1, Class B, 3.060%, 3/18/2027 (a)	1,281,748	1,289,441
FREED ABS Trust, Series 2021-1CP, Class C, 2.830%, 3/20/2028 (a)	2,200,000	2,220,781
FREED ABS Trust, Series 2021-3FP, Class D, 2.370%, 11/20/2028 (a)	2,780,000	2,715,443
GLS Auto Receivables Issuer Trust, Series 2019-2A, Class D, 4.520%, 2/17/2026 (a)	11,500,000	11,814,663
GLS Auto Receivables Issuer Trust, Series 2019-3A, Class D, 3.840%, 5/15/2026 (a)	19,000,000	19,491,739
GLS Auto Receivables Issuer Trust, Series 2019-4A, Class D, 4.090%, 8/15/2026 (a)	3,000,000	3,068,637
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class D, 3.680%, 11/16/2026 (a)	16,800,000	17,067,775
GLS Auto Receivables Issuer Trust, Series 2020-4A, Class E, 3.510%, 10/15/2027 (a)	1,000,000	1,006,852
GLS Auto Receivables Issuer Trust, Series 2021-1A, Class E, 3.140%, 1/18/2028 (a)	2,000,000	1,995,306
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class E, 3.200%, 10/16/2028 (a)	7,500,000	7,422,982
GLS Auto Receivables Issuer Trust, Series 2021-4A, Class E, 4.430%, 10/16/2028 (a)	5,000,000	4,970,935
GLS Auto Receivables Trust, Series 2021-2A, Class E, 2.870%, 5/15/2028 (a)	2,000,000	1,965,798
Goldman Home Improvement Trust, Series 2021-GRN2, Class D, 4.000%, 6/25/2051 (a)	2,621,000	2,525,509
Goldman Home Improvement Trust, Series 2021-GRN2, Class A, 1.150%, 6/26/2051 (a)	3,435,373	3,380,342
Goldman Home Improvement Trust, Series 2021-GRN2, Class C, 2.770%, 6/26/2051 (a)	9,644,000	9,350,572
Goodgreen Trust, Series 2017-2A, Class A, 3.260%, 10/15/2053 (a)	4,823,256	4,829,097
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A, 2.100%, 5/20/2048 (a)	1,373,234	1,326,305
GoodLeap Sustainable Home Solutions Trust, Series 2021-4GS, Class A, 1.930%, 7/20/2048 (a)	3,735,261	3,627,940
Helios Issuer LLC, Series 2021-B, Class A, 1.620%, 7/20/2048 (a)	2,605,987	2,520,492
Hertz Vehicle Financing LLC, Series 2021-1A, Class C, 2.050%, 12/25/2025 (a)	5,500,000	5,423,231
Hertz Vehicle Financing LLC, Series 2021-1A, Class D, 3.980%, 12/25/2025 (a)	7,000,000	6,934,270
Hertz Vehicle Financing LP, Series 2021-2A, Class D, 4.340%, 12/25/2027 (a)	5,000,000	4,945,935
JP Morgan Chase Bank, Series 2020-1, Class E, 3.715%, 1/25/2028 (a)	427,942	432,928
LendingClub Receivables Trust, Series 2019-7, Class R2, 0.000%, 1/15/2027 (a)(c)	1,679,730	573,879
LendingClub Receivables Trust, Series 2019-7, Class R1, 0.000%, 1/15/2027 (a)(c)	8,602,377	2,939,002
LendingClub Receivables Trust, Series 2019-1, Class CERT, 6.000%, 7/17/2045 (a)	932,340	7,568,511
LendingClub Receivables Trust, Series 2020-6A, Class A, 2.750%, 11/15/2047 (a)	2,476,125	2,493,760
Lendingpoint Asset Securitization Trust, Series 2022-A, Class E, 7.020%, 6/15/2029 (a)	3,320,000	3,324,665
LendingPoint Asset Securitization Trust, Series 2020-REV1, Class A, 2.731%, 10/15/2028 (a)	3,000,000	3,035,547
LendingPoint Asset Securitization Trust, Series 2021-B, Class C, 3.210%, 2/15/2029 (a)	2,000,000	1,959,344
LL ABS Trust, Series 2020-1A, Class B, 3.790%, 1/17/2028 (a)	1,900,000	1,931,192
LL ABS Trust, Series 2020-1A, Class C, 6.540%, 1/17/2028 (a)	2,200,000	2,309,076
Marlette Funding Trust, Series 2018-1A, Class D, 4.850%, 3/15/2028 (a)	3,578,755	3,592,204
Marlette Funding Trust, Series 2018-2A, Class C, 4.370%, 7/17/2028 (a)	321,180	321,873
Marlette Funding Trust, Series 2019-4A, Class C, 3.760%, 12/15/2029 (a)	2,750,000	2,814,083
Marlette Funding Trust, Series 2021-1A, Class D, 2.470%, 6/16/2031 (a)	3,000,000	2,980,406
Marlette Funding Trust, Series 2021-3A, Class D, 2.530%, 12/15/2031 (a)	2,500,000	2,466,490
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class B, 2.330%, 3/20/2026 (a)	5,000,000	4,911,745
Mosaic Solar Loan Trust, Series 2019-1A, Class B, 0.000%, 12/21/2043 (a)(d)	1,729,432	1,660,502
Mosaic Solar Loan Trust, Series 2021-2A, Class B, 2.100%, 4/22/2047 (a)	1,264,376	1,216,441
Newtek Small Business Loan Trust, Series 2018-1, Class B, 4.000% (PRIME + 0.750%), 2/25/2044 (a)(e)	1,586,866	1,605,110
Pagaya AI Debt Selection Trust, Series 2021-1, Class B, 2.130%, 11/15/2027 (a)	7,996,704	7,964,189

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Asset-Backed Securities – (continued)
Pagaya AI Debt Selection Trust, Series 2021-1, Class C, 4.090%, 11/15/2027 (a)	$1,499,382	$1,496,376
Pagaya AI Debt Selection Trust, Series 2021-3, Class B, 1.740%, 5/15/2029 (a)	4,000,000	3,914,912
Pagaya AI Debt Selection Trust, Series 2021-3, Class C, 3.270%, 5/15/2029 (a)	3,000,000	2,954,853
Pagaya AI Debt Trust, Series 2022-1, Class A, 2.030%, 10/15/2029 (a)(b)	7,000,000	7,019,005
Pagaya AI Debt Trust, Series 2022-1, Class B, 3.340%, 10/15/2029 (a)(b)	4,000,000	4,010,736
Pagaya AI Debt Trust, Series 2022-1, Class C, 4.890%, 10/15/2029 (a)(b)	5,000,000	5,085,455
Prosper Marketplace Issuance Trust, Series 2019-3A, Class D, 6.550%, 9/15/2025 (a)	10,000,000	10,068,670
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class E, 3.280%, 3/15/2027 (a)	1,750,000	1,764,366
Santander Consumer Auto Receivables Trust, Series 2021-AA, Class F, 5.790%, 8/15/2028 (a)	500,000	522,785
Santander Consumer Auto Receivables Trust, Series 2020-BA, Class F, 7.030%, 8/15/2028 (a)	1,900,000	2,061,703
Santander Retail Auto Lease Trust, Series 2021-C, Class D, 1.390%, 8/20/2026 (a)	4,000,000	3,946,244
Stone Street Receivables Funding LLC, Series 2015-1A, Class C, 5.600%, 12/15/2054 (a)	724,516	680,863
Tesla Auto Lease Trust, Series 2021-A, Class E, 2.640%, 3/20/2025 (a)	3,350,000	3,336,074
Theorem Funding Trust, Series 2020-1A, Class B, 3.950%, 10/15/2026 (a)	3,800,000	3,851,646
Theorem Funding Trust, Series 2020-1A, Class C, 6.250%, 10/15/2026 (a)	1,000,000	1,033,622
UNIFY Auto Receivables Trust, Series 2021-1A, Class B, 1.290%, 11/16/2026 (a)	5,000,000	4,925,705
United Auto Credit Securitization Trust, Series 2021-1, Class E, 2.580%, 6/10/2026 (a)	5,700,000	5,680,056
United Auto Credit Securitization Trust, Series 2021-1, Class F, 4.300%, 9/10/2027 (a)	1,035,000	1,042,367
Upgrade Master Pass-Thru Trust, Series 2019-ST3, Class A, 3.750%, 11/15/2025 (a)	1,932,556	1,952,198
Upgrade Master Pass-Thru Trust, Series 2019-ST4, Class A, 3.750%, 12/15/2025 (a)	1,072,851	1,082,867
Upgrade Master Pass-Thru Trust, Series 2019-ST5, Class A, 3.750%, 1/15/2026 (a)	875,196	883,380
Upgrade Master Pass-Thru Trust, Series 2021-PT2, Class A, 4.971%, 5/15/2027 (a)	17,075,522	17,192,695
Upstart Pass-Through Trust, Series 2021-ST6, Class CERT, 9.000%, 8/20/2027 (a)	5,450,000	5,600,693
Upstart Pass-Through Trust, Series 2021-ST7, Class CERT, 6.500%, 9/20/2029 (a)	1,500,000	1,575,929
Upstart Pass-Through Trust, Series 2021-ST8, Class CERT, 6.500%, 10/20/2029 (a)	2,370,000	2,664,888
Upstart Pass-Through Trust, Series 2021-ST9, Class CERT, 4.500%, 11/20/2029 (a)	1,629,000	2,126,671
Upstart Pass-Through Trust, Series 2022-ST1, Class CERT, 0.000%, 3/20/2030 (a)	2,400,000	2,871,860
Upstart Securitization Trust, Series 2019-1, Class CERT, 0.000%, 4/20/2026 (a)	20,143	1,215,894
Upstart Securitization Trust, Series 2019-3, Class C, 5.381%, 1/21/2030 (a)	11,370,000	11,682,686
Upstart Securitization Trust, Series 2019-3, Class CERT, 6.500%, 1/21/2030 (a)(f)	17,192	3,947,473
Upstart Securitization Trust, Series 2020-3, Class C, 6.250%, 11/20/2030 (a)	10,427,000	10,994,667
Upstart Securitization Trust, Series 2021-1, Class C, 4.060%, 3/20/2031 (a)	8,200,000	8,236,457
Upstart Securitization Trust, Series 2021-2, Class C, 3.610%, 6/20/2031 (a)	5,500,000	5,451,160
Upstart Securitization Trust, Series 2021-3, Class C, 3.280%, 7/20/2031 (a)	7,000,000	6,933,143
Upstart Securitization Trust, Series 2021-4, Class C, 3.190%, 9/20/2031 (a)	5,250,000	5,169,518
Upstart Securitization Trust, Series 2021-5, Class B, 2.490%, 11/20/2031 (a)	3,000,000	2,928,360
Upstart Securitization Trust, Series 2021-5, Class C, 4.150%, 11/20/2031 (a)	9,400,000	9,460,282
USASF Receivables LLC, Series 2020-1A, Class D, 9.350%, 3/15/2027 (a)	6,700,000	6,993,145
Veros Automobile Receivables Trust, Series 2020-1, Class C, 2.990%, 6/15/2025 (a)	2,410,000	2,435,753
Veros Automobile Receivables Trust, Series 2020-1, Class D, 5.640%, 2/15/2027 (a)	6,755,000	6,840,721
Westlake Automobile Receivables Trust, Series 2019-3A, Class F, 4.720%, 4/15/2026 (a)	5,000,000	5,077,035
Westlake Automobile Receivables Trust, Series 2020-3A, Class F, 5.110%, 5/17/2027 (a)	8,750,000	8,956,465
Westlake Automobile Receivables Trust, Series 2021-1A, Class F, 3.910%, 9/15/2027 (a)	4,000,000	3,991,996
Westlake Automobile Receivables Trust, Series 2021-3A, Class F, 4.250%, 6/15/2028 (a)	3,000,000	2,959,026

TOTAL ASSET-BACKED SECURITIES (Cost – $753,072,217)		$754,571,797

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Collateralized Debt Obligations – 0.32%
Anchorage Credit Funding Ltd., Series 2020-11A, Class E, 7.050%, 4/25/2038 (a)	$3,500,000	$3,280,882
Anchorage Credit Funding Ltd., Series 2020-12A, Class D, 5.927%, 10/25/2038 (a)	4,500,000	4,497,012
Hildene TruPS Financials Note Securitization Ltd., Series 2018-1A, Class A1, 1.591% (3 Month LIBOR USD + 1.360%), 10/12/2038 (a)(c)(e)	4,498,486	4,475,994
Hildene TruPS Financials Note Securitization Ltd., Series 2018-1A, Class B, 4.271% (3 Month LIBOR USD + 4.040%), 10/12/2038 (a)(c)(e)	3,400,000	3,298,000
Hildene TruPS Financials Note Securitization Ltd., Series 2019-2A, Class A1, 1.920% (3 Month LIBOR USD + 1.760%), 5/23/2039 (a)(c)(e)	3,801,179	3,772,670
Hildene TruPS Financials Note Securitization Ltd., Series 2019-2A, Class A2, 2.610% (3 Month LIBOR USD + 2.450%), 5/23/2039 (a)(c)(e)	4,000,000	3,980,000

TOTAL COLLATERALIZED DEBT OBLIGATIONS (Cost – $23,472,982)		$23,304,558

Collateralized Loan Obligations – 4.47%
ABPCI Direct Lending Fund CLO Ltd., Series 2020-8A, Class D, 6.004% (3 Month LIBOR USD + 5.750%), 4/20/2032 (a)(e)	2,500,000	2,499,932
ABPCI Direct Lending Fund CLO Ltd., Series 2017-1A, Class ER, 7.854% (3 Month LIBOR USD + 7.600%), 4/20/2032 (a)(c)(e)	1,750,000	1,693,568
AIMCO CLO Ltd., Series 2017-AA, Class SUB, 0.000%, 7/20/2029 (a)(c)(g)	4,350,000	3,262,500
Allegro CLO Ltd., Series 2014-1RX, Class SUB, 13.000%, 10/21/2028 (c)(g)(h)	4,000,000	1,080,000
ALM CLO Ltd., Series 2020-1A, Class SUB, 0.000%, 10/15/2029 (a)(c)(g)	6,000,000	5,040,000
Antares CLO Ltd., Series 2019-1A, Class D, 4.904% (3 Month LIBOR USD + 4.650%), 7/21/2031 (a)(e)	2,000,000	2,006,036
Apidos CLO Warehouse, Series 2020-33A, Class SUB, 0.000%, 7/24/2031 (a)(c)(g)	2,000,000	1,720,000
Apidos CLO Warehouse, Series 2021-38A, Class SUB, 0.000%, 1/23/2034 (a)(c)(g)	3,000,000	2,595,000
Ares CLO Ltd., Series 2015-4A, Class SUB, 0.000%, 10/15/2026 (a)(c)(g)	3,000,000	1,590,000
Babson CLO Ltd., Series 2016-1A, Class ER, 6.259% (3 Month LIBOR USD + 6.000%), 7/23/2030 (a)(e)(i)	4,300,000	4,068,411
Bain Capital Credit CLO Ltd., Series 2021-2A, Class SUB, 0.000%, 7/17/2034 (a)(c)(g)	2,000,000	1,440,000
Barings CLO Ltd., Series 2018-2A, Class SUB, 0.000%, 4/15/2030 (a)(c)(g)	5,000,000	3,370,000
Barings CLO Ltd., Series 2015-2A, Class DR, 3.204% (3 Month LIBOR USD + 2.950%), 10/21/2030 (a)(e)	1,250,000	1,254,482
Barings CLO Ltd., Series 2021-2A, Class SUB, 0.000%, 7/15/2034 (a)(c)(g)	5,000,000	4,200,000
Barings Middle Market CLO Ltd., Series 2018-II, Class COM, 0.000%, 1/15/2031 (c)(g)	1,500,000	1,342,927
Barings Middle Market CLO Ltd., Series 2021-IA, Class D, 8.904% (3 Month LIBOR USD + 8.650%), 7/20/2033 (a)(c)(e)	1,000,000	979,180
BlackRock Elbert CLO Ltd., Series 5A, Class D, 5.603% (3 Month LIBOR USD + 5.400%), 12/15/2031 (a)(e)	2,250,000	2,249,892
BlackRock Elbert CLO Ltd., Series 5I, Class E, 9.603% (3 Month LIBOR USD + 9.400%), 12/15/2031 (c)(e)	5,625,000	5,626,710
BlueMountain CLO Ltd., Series 2019-24A, Class SUB, 0.000%, 4/21/2031 (a)(c)(g)	2,900,000	2,291,000
BlueMountain CLO Ltd., Series 2021-31A, Class SUB, 0.000%, 4/19/2034 (a)(c)(g)	5,000,000	4,050,000
Carlyle CLO Ltd., Series 2017-3A, Class SUB, 0.000%, 7/20/2029 (a)(c)(g)	5,525,000	2,652,000
CBAM LLC, Series 2021-15A, Class INC, 0.000%, 1/15/2036 (a)(c)(g)	2,500,000	2,125,000
Cedar Funding CLO Ltd., Series 2016-6A, Class SUB, 0.000%, 10/20/2028 (a)(c)(g)	3,000,000	2,430,000
Cedar Funding CLO Ltd., Series 2019-10X, Class SUB, 0.000%, 10/20/2032 (c)(g)(h)	3,800,000	3,040,000
Cerberus Loan Funding LP, Series 2020-1A, Class D, 5.424% (3 Month LIBOR USD + 5.300%), 10/15/2031 (a)(e)	3,500,000	3,503,570

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Cerberus Loan Funding LP, Series 2020-2A, Class D, 5.291% (3 Month LIBOR USD + 5.050%), 10/15/2032 (a)(e)	$2,500,000	$2,499,940
Chenango Park CLO Ltd., Series 2018-1X, Class SUB, 0.000%, 4/15/2030 (c)(g)(h)	1,500,000	855,495
Chenango Park CLO Ltd., Series 2018-1A, Class SUB, 0.000%, 4/15/2030 (a)(c)(g)	1,500,000	855,495
CIFC Funding Ltd., Series 2015-2X, Class INC, 0.000%, 4/15/2030 (c)(g)(h)	5,000,000	2,500,000
Diamond CLO Ltd., Series 2019-1A, Class E, 8.308% (3 Month LIBOR USD + 8.050%), 4/25/2029 (a)(c)(e)	4,750,000	4,758,084
East West Investment Management CLO Ltd., Series 2019-FAL, Class D, 4.964% (3 Month LIBOR USD + 4.710%), 1/20/2033 (a)(e)	5,000,000	5,043,815
Eaton Vance CLO Ltd., Series 2019-1A, Class SUB, 0.000%, 4/15/2031 (a)(c)(g)	5,000,000	4,100,000
First Eagle Commercial Loan Funding LLC, Series 2016-1A, Class CR, 5.258% (3 Month LIBOR USD + 5.000%), 1/26/2032 (a)(e)	10,500,000	10,493,196
Garrison Funding Ltd., Series 2018-2RA, Class BR, 3.330% (3 Month LIBOR USD + 3.170%), 11/20/2029 (a)(e)	6,550,000	6,521,180
Garrison MML CLO LP, Series 2019-1A, Class B, 4.104% (3 Month LIBOR USD + 3.850%), 7/21/2031 (a)(e)	3,100,000	3,109,997
Generate CLO Ltd, Series 2A, Class SUB, 0.000%, 10/22/2027 (a)(c)(g)	4,000,000	2,280,000
Generate CLO Ltd, Series 4A, Class SUB, 0.000%, 1/22/2030 (a)(c)(g)	5,500,000	3,685,000
Golub Capital Partners CLO Ltd., Series 2020-1A, Class C, 3.904% (3 Month LIBOR USD + 3.650%), 10/22/2029 (a)(e)	8,000,000	8,055,440
Golub Capital Partners CLO Ltd., Series 2019-45A, Class C, 4.054% (3 Month LIBOR USD + 3.800%), 10/20/2031 (a)(e)	5,350,000	5,352,777
Great Lakes CLO Ltd., Series 2021-5A, Class E, 7.741% (3 Month LIBOR USD + 7.500%), 4/15/2033 (a)(c)(e)	9,950,000	9,498,748
ICG US CLO Ltd., Series 2020-1A, Class SUB, 0.000%, 10/22/2031 (a)(c)(g)	1,000,000	720,000
ICG US CLO Ltd., Series 2021-1A, Class E, 6.571% (3 Month LIBOR USD + 6.330%), 4/17/2034 (a)(e)	2,000,000	1,906,432
Jay Park CLO Ltd., Series 2016-1X, Class SUB, 0.000%, 10/20/2027 (c)(g)(h)	4,000,000	1,880,000
LCM Ltd., Series 33A, Class INC, 0.000%, 7/20/2034 (a)(c)(g)	4,800,000	3,888,000
Madison Park Funding Ltd., Series 2015-17A, Class DR, 3.855% (3 Month LIBOR USD + 3.600%), 7/22/2030 (a)(e)	3,575,000	3,580,155
Marble Point CLO Ltd., Series 2020-1A, Class SUB, 0.000%, 4/20/2033 (a)(c)(g)	2,600,000	1,846,000
Marble Point CLO Ltd., Series 2021-2A, Class INC, 0.000%, 7/25/2050 (a)(c)(g)	2,500,000	1,575,000
Marble Point CLO Ltd., Series 2021-3A, Class INC, 0.000%, 10/17/2051 (a)(c)(g)	3,000,000	2,340,000
MCF CLO LLC, Series 2017-3A, Class ER, 9.404% (3 Month LIBOR USD + 9.150%), 7/20/2033 (a)(c)(e)	3,000,000	2,938,041
MCF CLO Ltd., Series 2018-1A, Class E, 7.571% (3 Month LIBOR USD + 7.330%), 7/18/2030 (a)(c)(e)	1,000,000	963,638
Monroe Capital MML CLO Ltd., Series 2018-2A, Class E, 7.410% (3 Month LIBOR USD + 7.250%), 11/22/2030 (a)(c)(e)	5,150,000	5,136,512
Monroe Capital MML CLO Ltd., Series 2020-1A, Class D, 7.060% (3 Month LIBOR USD + 6.900%), 8/20/2031 (a)(e)	11,000,000	11,002,354
Monroe Capital MML CLO Ltd., Series 2020-1A, Class E, 9.010% (3 Month LIBOR USD + 8.850%), 8/20/2031 (a)(c)(e)	3,250,000	3,249,873
Monroe Capital MML CLO Ltd., Series 2019-2A, Class D, 5.259% (3 Month LIBOR USD + 5.000%), 10/22/2031 (a)(e)	1,700,000	1,699,974
Monroe Capital MML CLO Ltd., Series 2021-1A, Class E, 8.700% (3 Month LIBOR USD + 8.540%), 5/20/2033 (a)(c)(e)	3,486,461	3,478,913

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Monroe Capital MML CLO Ltd., Series 2019-1A, Class ER, 8.520% (3 Month LIBOR USD + 8.360%), 11/22/2033 (a)(c)(e)	$4,440,822	$4,345,069
Neuberger Berman CLO Ltd., Series 2016-23A, Class SUB, 0.000%, 10/18/2027 (a)(c)(g)	2,500,000	1,275,000
Northwoods Capital Ltd., Series 2018-17A, Class SUB, 0.000%, 4/22/2031 (a)(c)(g)	2,650,000	1,987,500
Oaktree CLO Ltd., Series 2019-4A, Class SUB, 0.000%, 10/20/2032 (a)(c)(g)	3,500,000	2,800,000
Oaktree CLO Ltd., Series 2021-1A, Class SUB, 0.000%, 7/17/2034 (a)(c)(g)	10,000,000	7,600,000
OCP CLO Ltd., Series 2021-21A, Class SUB, 0.000%, 7/20/2034 (a)(c)(g)	3,000,000	2,400,000
OCP CLO Ltd., Series 2021-22A, Class SUB, 0.000%, 12/4/2034 (a)(c)(g)	3,000,000	2,610,000
Octagon Investment Partners Ltd., Series 2018-18A, Class SUB, 0.000%, 12/16/2024 (a)(c)(g)	4,000,000	1,200,000
Octagon Ltd., Series 2021-1A, Class SUB, 0.000%, 7/20/2034 (a)(c)(g)	4,000,000	3,280,000
OZLM Ltd., Series 2015-12A, Class E, 6.949% (3 Month LIBOR USD + 6.650%), 4/30/2027 (a)(c)(e)	1,000,000	946,025
OZLM Ltd., Series 2017-17A, Class SUB, 0.000%, 7/22/2030 (a)(c)(g)	7,000,000	3,430,000
PPM CLO Ltd., Series 2020-4A, Class SUB, 0.190%, 10/20/2031 (a)(c)(g)	2,500,000	1,925,000
Race Point CLO Ltd., Series 2013-8X, Class ER, 7.010% (3 Month LIBOR USD + 6.850%), 2/20/2030 (e)(h)	2,500,000	2,354,768
Regatta Funding Ltd., Series 2017-3A, Class SUB, 0.000%, 1/17/2031 (a)(c)(g)	2,500,000	1,675,000
Regatta Funding Ltd., Series 2021-5A, Class SUB, 0.000%, 1/22/2035 (a)(c)(g)	3,000,000	2,430,000
Rockford Tower CLO Ltd., Series 2019-1A, Class SUB, 0.000%, 4/20/2032 (a)(c)(g)	2,500,000	1,975,000
Rockford Tower CLO Ltd., Series 2019-1A, Class ER, 6.574% (3 Month LIBOR USD + 6.320%), 4/20/2034 (a)(e)	5,000,000	4,773,275
RR Ltd., Series 2018-5A, Class SUB, 0.000%, 10/15/2031 (a)(c)(g)	4,000,000	3,200,000
RR Ltd., Series 2019-6A, Class DR, 6.091% (3 Month LIBOR USD + 5.850%), 4/15/2036 (a)(e)(i)	2,000,000	1,964,816
Saranac CLO Ltd., Series 2020-8A, Class E, 8.280% (3 Month LIBOR USD + 8.120%), 2/22/2033 (a)(e)	5,250,000	5,159,779
Sound Point CLO Ltd., Series 2017-3A, Class D, 6.754% (3 Month LIBOR USD + 6.500%), 10/21/2030 (a)(e)(i)	3,800,000	3,609,810
Sound Point CLO Ltd., Series 2014-1RA, Class E, 6.341% (3 Month LIBOR USD + 6.100%), 7/18/2031 (a)(e)(i)	4,500,000	4,028,144
Steele Creek CLO Ltd., Series 2018-1A, Class C, 2.141% (3 Month LIBOR USD + 1.900%), 4/15/2031 (a)(e)	4,500,000	4,340,525
Steele Creek CLO Ltd., Series 2016-1A, Class CR, 2.103% (3 Month LIBOR USD + 1.900%), 6/16/2031 (a)(e)(i)	17,756,577	17,495,129
Steele Creek CLO Ltd., Series 2016-1A, Class FR, 7.103% (3 Month LIBOR USD + 6.900%), 6/16/2031 (a)(c)(e)	1,000,000	698,804
Stewart Park CLO Ltd., Series 2015-1A, Class ER, 5.521% (3 Month LIBOR USD + 5.280%), 1/15/2030 (a)(e)(i)	5,250,000	4,978,449
Strata CLO Ltd., Series 2021-1A, Class SUB, 0.000%, 10/20/2033 (a)(c)(g)	3,000,000	2,520,000
TCP Whitney CLO Ltd., Series 2017-1A, Class ER, 8.302% (3 Month LIBOR USD + 8.160%), 8/22/2033 (a)(c)(e)	4,000,000	3,916,724
TCW CLO Ltd., Series 2021-1A, Class SUB, 0.000%, 3/20/2034 (a)(c)(g)	5,000,000	3,950,000
THL Credit Wind River CLO Ltd., Series 2013-2A, Class INC, 0.000%, 1/20/2026 (a)(c)(g)	3,000,000	960,000
Trinitas CLO Ltd., Series 2017-6A, Class ER, 7.074% (3 Month LIBOR USD + 6.816%), 1/25/2034 (a)(e)(i)	2,850,000	2,765,093
Venture CLO Ltd., Series 2020-40A, Class D2, 5.430% (3 Month LIBOR USD + 5.260%), 11/24/2031 (a)(e)(i)	9,000,000	9,066,906
Vibrant CLO Ltd., Series 2021-12A, Class SUB, 0.000%, 1/20/2034 (a)(c)(g)	4,350,000	3,088,500

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Voya CLO Ltd., Series 2019-1A, Class SUB, 0.000%, 4/16/2029 (a)(c)(g)	$4,900,000	$3,969,000
Voya CLO Ltd., Series 2014-2A, Class ER, 7.941% (3 Month LIBOR USD + 7.700%), 4/17/2030 (a)(c)(e)	2,000,000	1,518,508
Wellfleet CLO Ltd., Series 2015-1A, Class SUB, 0.000%, 10/20/2027 (a)(c)(g)	4,900,000	2,597,000
Wellfleet CLO Ltd., Series 2019-XA, Class E, 9.544% (3 Month LIBOR USD + 9.290%), 7/20/2032 (a)(c)(e)	1,500,000	1,408,895
Woodmont Trust, Series 2020-7A, Class D, 5.641% (3 Month LIBOR USD + 5.400%), 1/15/2032 (a)(e)	13,000,000	13,109,915

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost – $335,762,637)		$323,276,901

Commercial Mortgage-Backed Securities – 2.31%
BBCMS Mortgage Trust, Series 2020-BID, Class A, 2.246% (1 Month LIBOR USD + 2.140%), 10/15/2037 (a)(e)	5,000,000	5,015,635
BBCMS Mortgage Trust, Series 2020-C7, Class A5, 2.037%, 4/17/2053	5,000,000	4,808,100
BTH Mortgage-Backed Securities Trust, Series 2018-3, Class A, 2.602% (1 Month LIBOR USD + 2.500%), 6/7/2022 (e)	2,392,246	2,412,721
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, 2.506% (1 Month LIBOR USD + 2.400%), 9/15/2036 (a)(e)(i)	9,000,000	8,895,285
BX Commercial Mortgage Trust, Series 2021-VOLT, Class G, 2.956% (1 Month LIBOR USD + 2.850%), 9/15/2036 (a)(e)	3,000,000	2,976,657
Capital Funding Mortgage Trust, Series 2020-9, Class B, 15.900% (1 Month LIBOR USD + 14.900%), 11/28/2022 (a)(e)	4,750,000	4,783,606
Capital Funding Mortgage Trust, Series 2021-19, Class B, 16.460% (1 Month LIBOR USD + 15.210%), 11/6/2023 (a)(e)	4,825,000	4,832,416
Citigroup Commercial Mortgage Trust, Series 2021-PRM2, Class F, 3.857% (1 Month LIBOR USD + 3.750%), 10/15/2038 (a)(e)	5,980,000	5,994,968
Commercial Mortgage Trust, Series 2020-SBX, Class A, 1.670%, 1/10/2038 (a)	500,000	487,156
Commercial Mortgage Trust, Series 2013-CR8, Class ASFL, 0.844% (1 Month LIBOR USD + 0.740%), 6/12/2046 (a)(e)	1,226,460	1,221,120
Extended Stay America Trust, Series 2021-ESH, Class E, 2.957% (1 Month LIBOR USD + 2.850%), 7/15/2038 (a)(e)(i)	993,883	995,745
Extended Stay America Trust, Series 2021-ESH, Class F, 3.807% (1 Month LIBOR USD + 3.700%), 7/15/2038 (a)(e)	5,267,581	5,277,447
Greystone CRE Notes Ltd., Series 2021-HC2, Class C, 3.353% (1 Month LIBOR USD + 3.250%), 12/15/2039 (a)(c)(e)	3,000,000	3,010,530
Greystone CRE Notes Ltd., Series 2021-HC2, Class D, 4.103% (1 Month LIBOR USD + 4.000%), 12/15/2039 (a)(c)(e)	2,250,000	2,257,897
GS Mortgage Securities Corp. Trust, Series 2018-TWR, Class G, 4.031% (1 Month LIBOR USD + 3.925%), 7/15/2031 (a)(e)	500,000	431,847
Harvest SBA Loan Trust, Series 2018-1, Class A, 2.352% (1 Month LIBOR USD + 2.250%), 9/26/2044 (a)(e)	1,503,576	1,465,102
HGI CRE Ltd., Series 2021-FL2, Class D, 2.256% (1 Month LIBOR USD + 2.150%), 9/19/2036 (a)(e)(i)	3,500,000	3,459,697
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PTC, Class A, 1.556% (1 Month LIBOR USD + 1.450%), 4/15/2031 (a)(e)(i)	3,500,000	3,491,806
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-NYAH, Class H, 3.496% (1 Month LIBOR USD + 3.390%), 6/15/2038 (a)(e)	5,000,000	4,999,970

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Commercial Mortgage-Backed Securities – (continued)
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class C, 6.859%, 7/15/2040 (c)(g)	$696,915	$348,056
Med Trust, Series 2021-MDLN, Class F, 4.107% (1 Month LIBOR USD + 4.000%), 11/15/2038 (a)(e)	3,500,000	3,469,571
Med Trust, Series 2021-MDLN, Class G, 5.357% (1 Month LIBOR USD + 5.250%), 11/15/2038 (a)(e)	2,155,000	2,133,603
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class H, 4.213%, 2/16/2046 (a)(c)(g)	10,318,259	65,996
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class G, 4.213%, 2/16/2046 (a)(c)(g)	1,000,000	138,888
MTRO Commercial Mortgage Trust, Series 2019-TECH, Class E, 2.156% (1 Month LIBOR USD + 2.050%), 12/15/2033 (a)(e)	6,000,000	5,817,810
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class D, 2.508% (1 Month LIBOR USD + 2.400%), 7/25/2036 (a)(e)(i)	1,000,000	983,489
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class E, 3.008% (1 Month LIBOR USD + 2.900%), 7/25/2036 (a)(e)(i)	1,500,000	1,505,477
SLG Office Trust, Series 2021-OVA, Class A, 2.585%, 7/15/2041 (a)	500,000	493,450
SMR Mortgage Trust, Series 2022-IND, Class D, 4.010% (TSFR1M + 3.950%), 2/15/2039 (a)(b)(e)	2,250,000	2,250,000
Sutherland Commercial Mortgage Loans, Series 2017-SBC6, Class A, 3.192%, 4/25/2023 (a)(g)	398,453	399,645
Sutherland Commercial Mortgage Loans, Series 2017-SBC6, Class B, 5.031%, 6/25/2024 (a)(g)	7,000,000	7,099,890
X-CALI Mortgage Trust, Series 2020-1, Class B1, 9.150% (1 Month LIBOR USD + 7.500%), 2/15/2023 (a)(e)	2,700,000	2,732,800
X-CALI Mortgage Trust, Series 2021-9, Class B1, 9.000% (1 Month LIBOR USD + 8.000%), 3/1/2024 (a)(e)	1,215,000	1,229,141
X-Caliber Funding LLC, 7.000%, 10/1/2022 (a)	3,693,316	3,697,102
X-Caliber Funding LLC, Series 2021-MI3, Class B1, 8.000% (1 Month LIBOR USD + 7.000%), 5/6/2023 (a)(e)	2,200,000	2,204,235
X-Caliber Funding LLC, Series 2021-GA5, Class B1, 8.000% (1 Month LIBOR USD + 7.000%), 5/21/2023 (a)(e)	1,025,000	1,043,281
X-Caliber Funding LLC, 12.000%, 8/15/2023 (a)	5,615,000	5,612,144
X-Caliber Funding LLC, 5.000%, 10/15/2024 (a)	300,000	296,502
X-Caliber Funding LLC, 8.000% (1 Month LIBOR USD + 7.000%), 10/15/2024 (a)(e)	4,125,000	4,207,166
X-Caliber Funding LLC, 11.000%, 10/15/2024 (a)	4,000,000	3,978,604
X-Caliber Funding LLC, 18.900%, 10/15/2024 (a)(g)	900,000	892,786
X-Caliber Funding LLC, 7.500% (1 Month LIBOR USD + 6.500%), 11/6/2024 (a)(e)	1,628,000	1,626,849
X-Caliber Funding LLC, Series 2021-7, Class B2, 0.000%, 1/6/2026 (a)	1,788,000	1,790,414
X-Caliber Funding LLC, Series 2021-CT6, Class B2, 5.250%, 1/6/2026 (a)	2,180,000	2,186,254
X-Caliber Funding LLC, Series 2021-CT6, Class B1, 7.000% (1 Month LIBOR USD + 6.000%), 1/6/2026 (a)(e)	9,375,000	9,396,216
X-Caliber Funding LLC, Series 2021-7, Class A, 4.000% (1 Month LIBOR USD + 3.000%), 1/15/2026 (a)(e)	3,950,000	3,959,938
X-Caliber Funding LLC, Series 2021-7, Class B1, 7.000% (1 Month LIBOR USD + 6.000%), 1/15/2026 (a)(e)	165,000	165,380
X-Caliber Mortgage Trust, Series 2019-1, Class B1, 16.290% (1 Month LIBOR USD + 14.140%), 11/6/2022 (a)(e)	5,950,000	5,913,770
X-Caliber Mortgage Trust, Series 2020-2, Class B1, 9.550% (1 Month LIBOR USD + 7.500%), 2/15/2023 (a)(e)	7,000,000	7,134,225

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Commercial Mortgage-Backed Securities – (continued)
X-Caliber Mortgage Trust, Series 2021-CT2, Class B1, 7.750% (1 Month LIBOR USD + 6.750%), 4/6/2023 (a)(e)	$1,237,000	$1,239,250
X-Caliber Mortgage Trust, Series 2020-5, Class A, 4.250% (1 Month LIBOR USD + 3.250%), 10/16/2023 (a)(e)	5,000,000	5,034,185
X-Caliber Mortgage Trust, Series 2020-5, Class B1, 9.250% (1 Month LIBOR USD + 8.250%), 10/16/2023 (a)(e)	7,000,000	7,193,767
X-Caliber Mortgage Trust, Series 2021-WY4, Class B1, 9.000% (1 Month LIBOR USD + 8.000%), 5/6/2024 (a)(e)	2,020,000	2,013,532
X-Caliber Mortgage Trust, Series 2021-10, Class B1, 9.000% (1 Month LIBOR USD + 8.000%), 6/17/2024 (a)(e)	2,000,000	2,025,994

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $171,895,654)		$167,097,115

Commercial Mortgage-Backed Securities – U.S. Government Agency – 4.63%
Federal Home Loan Mortgage Corp., Series K-F10, Class A, 0.481% (1 Month LIBOR USD + 0.380%), 7/25/2022 (e)	94,972	95,057
Federal Home Loan Mortgage Corp., Series 2016-KF25, Class B, 5.101% (1 Month LIBOR USD + 5.000%), 10/25/2023 (a)(e)	130,091	130,253
Federal Home Loan Mortgage Corp., Series 2020-KI05, Class B, 2.401% (1 Month LIBOR USD + 2.300%), 7/25/2024 (a)(e)	2,312,743	2,292,731
Federal Home Loan Mortgage Corp., Series K-F35, Class A, 0.451% (1 Month LIBOR USD + 0.350%), 8/25/2024 (e)	942,466	945,008
Federal Home Loan Mortgage Corp., Series K-F34, Class A, 0.461% (1 Month LIBOR USD + 0.360%), 8/25/2024 (e)	492,032	493,336
Federal Home Loan Mortgage Corp., Series 2017-KF34, Class B, 2.801% (1 Month LIBOR USD + 2.700%), 8/25/2024 (a)(e)	739,953	740,928
Federal Home Loan Mortgage Corp., Series 2017-KF35, Class B, 2.851% (1 Month LIBOR USD + 2.750%), 8/25/2024 (a)(e)	2,206,219	2,217,376
Federal Home Loan Mortgage Corp., Series 2017-KF41, Class B, 2.601% (1 Month LIBOR USD + 2.500%), 11/25/2024 (a)(e)	645,991	570,122
Federal Home Loan Mortgage Corp., Series 2018-KF42, Class B, 2.301% (1 Month LIBOR USD + 2.200%), 12/25/2024 (a)(e)	1,987,149	1,987,796
Federal Home Loan Mortgage Corp., Series K-F53, Class A, 0.491% (1 Month LIBOR USD + 0.390%), 10/25/2025 (e)	131,266	131,568
Federal Home Loan Mortgage Corp., Series 2019-KF58, Class B, 2.251% (1 Month LIBOR USD + 2.150%), 1/25/2026 (a)(e)	1,410,058	1,404,663
Federal Home Loan Mortgage Corp., Series K F16, Class A, 0.731% (1 Month LIBOR USD + 0.630%), 3/25/2026 (e)	18,128	18,090
Federal Home Loan Mortgage Corp., Series 2019-KF64, Class B, 2.401% (1 Month LIBOR USD + 2.300%), 6/25/2026 (a)(e)	2,489,526	2,513,567
Federal Home Loan Mortgage Corp., Series K-F74, Class AL, 0.541% (1 Month LIBOR USD + 0.440%), 1/25/2027 (e)	758,937	762,588
Federal Home Loan Mortgage Corp., Series 2020-KF74, Class B, 2.251% (1 Month LIBOR USD + 2.150%), 1/25/2027 (a)(e)	3,035,747	3,040,935
Federal Home Loan Mortgage Corp., Series 2017-KSW3, Class B, 2.851% (1 Month LIBOR USD + 2.750%), 5/25/2027 (a)(e)	2,550,970	2,586,860
Federal Home Loan Mortgage Corp., Series 2017-KF33, Class B, 2.651% (1 Month LIBOR USD + 2.550%), 6/25/2027 (a)(e)	921,939	918,094

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Commercial Mortgage-Backed Securities – U.S. Government Agency – (continued)
Federal Home Loan Mortgage Corp., Series 2017-KF37, Class B, 2.851% (1 Month LIBOR USD + 2.750%), 6/25/2027 (a)(e)	$996,824	$986,814
Federal Home Loan Mortgage Corp., Series K-739, Class A2, 1.336%, 9/25/2027	12,000,000	11,642,652
Federal Home Loan Mortgage Corp., Series K-740, Class A2, 1.470%, 9/25/2027	22,000,000	21,424,370
Federal Home Loan Mortgage Corp., Series K-F93, Class AS, 0.360% (SOFR30A + 0.310%), 10/25/2027 (e)	11,720,720	11,760,653
Federal Home Loan Mortgage Corp., Series K-741, Class A2, 1.603%, 12/25/2027	5,000,000	4,900,975
Federal Home Loan Mortgage Corp., Series 2018-KF50, Class B, 2.001% (1 Month LIBOR USD + 1.900%), 7/25/2028 (a)(e)	2,351,147	2,320,890
Federal Home Loan Mortgage Corp., Series 2018-KW07, Class B, 4.081%, 9/25/2028 (a)(g)	2,250,000	2,275,171
Federal Home Loan Mortgage Corp., Series K-G02, Class A1, 2.044%, 11/25/2028	1,500,000	1,514,880
Federal Home Loan Mortgage Corp., Series 2018-KF54, Class B, 2.301% (1 Month LIBOR USD + 2.200%), 11/25/2028 (e)	4,675,785	4,588,395
Federal Home Loan Mortgage Corp., Series KF-127, Class AS, 0.260% (SOFR30A + 0.210%), 12/26/2028 (e)	5,999,893	6,007,392
Federal Home Loan Mortgage Corp., Series K-F59, Class A, 0.641% (1 Month LIBOR USD + 0.540%), 2/25/2029 (e)	71,611	72,036
Federal Home Loan Mortgage Corp., Series 2019-KF59, Class B, 2.451% (1 Month LIBOR USD + 2.350%), 2/25/2029 (a)(e)	3,580,565	3,607,036
Federal Home Loan Mortgage Corp., Series 2019-KF61, Class B, 2.301% (1 Month LIBOR USD + 2.200%), 3/25/2029 (a)(e)	1,289,819	1,299,358
Federal Home Loan Mortgage Corp., Series K-S12, Class A, 0.751% (1 Month LIBOR USD + 0.650%), 8/25/2029 (e)	1,250,000	1,250,667
Federal Home Loan Mortgage Corp., Series 2019-KG02, Class B, 3.679%, 8/25/2029 (a)(g)	6,000,000	5,954,868
Federal Home Loan Mortgage Corp., Series 2020-KF76, Class B, 2.851% (1 Month LIBOR USD + 2.750%), 1/25/2030 (a)(e)	11,695,825	11,697,696
Federal Home Loan Mortgage Corp., Series K-108, Class A2, 1.517%, 3/25/2030	8,000,000	7,598,112
Federal Home Loan Mortgage Corp., Series K-109, Class A2, 1.558%, 4/25/2030	8,471,000	8,045,324
Federal Home Loan Mortgage Corp., Series K-116, Class A2, 1.378%, 7/25/2030	13,000,000	12,214,514
Federal Home Loan Mortgage Corp., Series K-117, Class A2, 1.406%, 8/25/2030	8,000,000	7,516,808
Federal Home Loan Mortgage Corp., Series K-F88, Class AS, 0.400% (SOFR30A + 0.350%), 9/25/2030 (e)	3,193,644	3,208,252
Federal Home Loan Mortgage Corp., Series K-F90, Class AS, 0.430% (SOFR30A + 0.380%), 9/25/2030 (e)	6,670,452	6,702,984
Federal Home Loan Mortgage Corp., Series K-118, Class A2, 1.493%, 9/25/2030	10,000,000	9,395,560
Federal Home Loan Mortgage Corp., Series K-SG1, Class A2, 1.503%, 9/25/2030	10,000,000	9,611,570
Federal Home Loan Mortgage Corp., Series K-119, Class A2, 1.566%, 9/25/2030	12,000,000	11,396,004
Federal Home Loan Mortgage Corp., Series K-120, Class A2, 1.500%, 10/25/2030	10,000,000	9,430,500
Federal Home Loan Mortgage Corp., Series K-121, Class A2, 1.547%, 10/25/2030	17,000,000	16,203,482
Federal Home Loan Mortgage Corp., Series K-F94, Class AS, 0.390% (SOFR30A + 0.340%), 11/25/2030 (e)	4,471,224	4,500,269
Federal Home Loan Mortgage Corp., Series K-G04, Class X1, 0.853%, 11/25/2030 (f)(g)	36,967,136	2,289,449
Federal Home Loan Mortgage Corp., Series K-G04, Class A2, 1.487%, 11/25/2030	35,000,000	33,076,190
Federal Home Loan Mortgage Corp., Series K-122, Class A2, 1.521%, 11/25/2030	23,000,000	21,689,805
Federal Home Loan Mortgage Corp., Series K-123, Class A2, 1.621%, 12/25/2030	10,000,000	9,531,130
Federal Home Loan Mortgage Corp., Series K-124, Class A2, 1.658%, 12/25/2030	12,000,000	11,437,236
Federal Home Loan Mortgage Corp., Series K-F95, Class AS, 0.350% (SOFR30A + 0.300%), 12/26/2030 (e)	1,622,019	1,631,971

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Commercial Mortgage-Backed Securities – U.S. Government Agency – (continued)
Federal Home Loan Mortgage Corp., Series 2021-MN1, Class M2, 3.800% (SOFR30A + 3.750%), 1/25/2051 (a)(e)	$3,700,000	$3,745,791
Federal National Mortgage Association, Series 2020-M52, Class A2, 1.321%, 10/25/2030 (g)	8,000,000	7,616,328
Federal National Mortgage Association, Series 2021-M1G, Class A2, 1.510%, 11/25/2030 (g)	3,500,000	3,310,860
Federal National Mortgage Association, Series 2019-01, Class M10, 3.358% (1 Month LIBOR USD + 3.250%), 10/15/2049 (a)(e)	2,000,000	1,998,492
Federal National Mortgage Association, Series 2019-01, Class B10, 5.608% (1 Month LIBOR USD + 5.500%), 10/25/2049 (a)(e)	1,500,000	1,523,650
Federal National Mortgage Association, Series 2019-01, Class CE, 8.858% (1 Month LIBOR USD + 8.750%), 10/25/2049 (a)(e)	2,000,000	2,153,616
Federal National Mortgage Association, Series 2020-01, Class M7, 2.058% (1 Month LIBOR USD + 1.950%), 3/25/2050 (a)(e)	2,339,768	2,326,883
Federal National Mortgage Association, Series 2020-01, Class M10, 3.858% (1 Month LIBOR USD + 3.750%), 3/25/2050 (a)(e)	5,500,000	5,579,316
Federal National Mortgage Association, Series 2020-01, Class CE, 7.608% (1 Month LIBOR USD + 7.500%), 3/25/2050 (a)(e)	8,000,000	8,687,984

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $348,458,674)		$334,574,905

Common Stocks – 0.47%	Shares
Financial – 0.47%
Annaly Capital Management, Inc.	826,922	6,532,684
Ellington Financial, Inc.	250,000	4,442,500
New Residential Investment Corp.	625,000	6,656,250
PennyMac Mortgage Investment Trust	200,000	3,564,000
Redwood Trust, Inc.	1,056,366	13,024,992

TOTAL COMMON STOCKS (Cost – $35,813,473)		$34,220,426

Corporate Obligations – 5.12%	Principal Amount
Basic Materials – 0.75%
Big River Steel LLC / BRS Finance Corp., 6.625%, 1/31/2029 (a)	$6,240,000	6,595,212
Clearwater Paper Corp., 4.750%, 8/15/2028 (a)	4,700,000	4,695,535
Copper Mountain Mining Corp., 8.000%, 4/9/2026 (a)(h)	4,400,000	4,625,720
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 6/15/2028 (a)	3,500,000	3,561,705
Mercer International, Inc., 5.500%, 1/15/2026	2,600,000	2,622,386
Mercer International, Inc., 5.125%, 2/1/2029	2,100,000	2,074,642
Methanex Corp., 5.125%, 10/15/2027	7,800,000	7,918,950
Resolute Forest Products, Inc., 4.875%, 3/1/2026 (a)	1,800,000	1,779,966
Sylvamo Corp., 7.000%, 9/1/2029 (a)	17,000,000	17,499,630
Taseko Mines Ltd., 7.000%, 2/15/2026 (a)	3,000,000	3,046,050

		54,419,796

Communications – 0.21%
Consolidated Communications, Inc., 6.500%, 10/1/2028 (a)	3,900,000	4,025,580
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.875%, 8/15/2027 (a)	4,900,000	4,929,890

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Corporate Obligations – (continued)
Communications – (continued)
Gray Escrow, Inc., 5.375%, 11/15/2031 (a)	$4,500,000	$4,442,197
Townsquare Media, Inc., 6.875%, 2/1/2026 (a)	1,600,000	1,663,952

		15,061,619

Consumer, Cyclical – 0.75%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026 (a)	2,600,000	2,658,500
American Axle & Manufacturing, Inc., 5.000%, 10/1/2029	16,000,000	14,803,840
Beazer Homes USA, Inc., 5.875%, 10/15/2027	3,400,000	3,489,675
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp., 6.250%, 9/15/2027 (a)	1,300,000	1,342,490
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, 5.000%, 6/15/2029 (a)	1,800,000	1,779,741
Century Communities, Inc., 6.750%, 6/1/2027	4,300,000	4,478,719
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028 (a)	2,200,000	2,350,137
FirstCash, Inc., 4.625%, 9/1/2028 (a)	3,900,000	3,726,157
Ford Motor Credit Co., LLC 2.900%, 2/16/2028	2,600,000	2,479,620
Goodyear Tire & Rubber Co., 5.000%, 7/15/2029 (a)	2,200,000	2,204,785
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 5.750%, 1/20/2026 (a)	1,300,000	1,331,493
Lithia Motors, Inc., 4.375%, 1/15/2031 (a)	3,500,000	3,525,463
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.000%, 9/20/2025 (a)	2,040,000	2,212,798
United Airlines, Inc., 4.375%, 4/15/2026 (a)	3,100,000	3,082,547
White Cap Buyer LLC, 6.875%, 10/15/2028 (a)	4,800,000	4,930,992

		54,396,957

Consumer, Non-cyclical – 0.08%
Mozart Debt Merger Sub, Inc., 5.250%, 10/1/2029 (a)	900,000	876,883
NESCO Holdings, Inc., 5.500%, 4/15/2029 (a)	1,700,000	1,686,060
Prime Security Services Borrower LLC / Prime Finance, Inc., 3.375%, 8/31/2027 (a)	900,000	836,892
Rent-A-Center, Inc., 6.375%, 2/15/2029 (a)	2,100,000	2,161,163

		5,560,998

Energy – 0.09%
Renewable Energy Group, Inc., 5.875%, 6/1/2028 (a)	2,200,000	2,213,167
SunCoke Energy, Inc., 4.875%, 6/30/2029 (a)	4,500,000	4,399,268

		6,612,435

Financial – 3.01%
Arbor Realty Trust, Inc., 5.750%, 4/1/2024 (a)	3,000,000	3,061,119
Arbor Realty Trust, Inc., 4.500%, 3/15/2027 (a)	11,500,000	11,306,100
B. Riley Financial, Inc., 6.375%, 2/28/2025 (m)	7,000,000	7,089,600
Banc of California, Inc., 5.250%, 4/15/2025	4,650,000	4,841,614
Bank of Commerce Holdings, 5.416% (3 Month LIBOR USD + 5.260%), 12/10/2025 (a)(e)	2,500,000	2,500,223
CenterState Bank Corp., 5.750% (SOFR + 5.617%), 6/1/2030 (e)	500,000	551,246
Citadel LP, 5.375%, 1/17/2023 (a)	2,000,000	2,052,847
Customers Bank, 6.125% (3 Month LIBOR USD + 3.443%), 6/26/2029 (a)(e)	1,000,000	1,081,598
Empire Bancorp, Inc., 7.375%, 12/17/2025 (a)	4,500,000	4,532,616

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Enact Holdings, Inc., 6.500%, 8/15/2025 (a)	$4,300,000	$4,553,850
Fidelity Bank, 5.875% (3 Month LIBOR USD + 3.630%), 5/31/2030 (e)	2,000,000	2,098,428
Financial Institutions, Inc., 6.000% (3 Month LIBOR USD + 3.944%), 4/15/2030 (e)	2,000,000	2,121,998
First Bancshares, Inc., 6.400% (3 Month LIBOR USD + 3.390%), 5/1/2033 (e)	1,000,000	1,119,947
First Charter Capital Trust, 1.893% (3 Month LIBOR USD + 1.690%), 9/15/2035 (c)(e)	1,000,000	954,359
First Midwest Bancorp, Inc., 5.875%, 9/29/2026	4,285,000	4,877,686
First National of Nebraska, Inc., 4.375% (3 Month LIBOR USD + 1.600%), 10/1/2028 (a)(e)	1,250,000	1,279,254
First NBC Bank Holding Co., 5.750%, 2/18/2025 (c)(j)(k)	13,500,000	1,312,200
Freedom Mortgage Corp., 7.625%, 5/1/2026 (a)	5,600,000	5,355,952
Georgia Banking Co., Inc., 4.125% (SOFR + 3.400%), 6/15/2031 (a)(e)	4,000,000	3,928,245
Hanmi Financial Corp., 3.750% (SOFR + 3.100%), 9/1/2031 (e)	3,300,000	3,324,904
HAT Holdings I LLC / HAT Holdings II LLC, 3.375%, 6/15/2026 (a)	900,000	868,419
Howard Hughes Corp., 5.375%, 8/1/2028 (a)	4,800,000	4,890,984
Jacksonville Bancorp, Inc., 3.953% (3 Month LIBOR USD + 3.750%), 9/15/2038 (a)(e)	1,200,000	1,201,884
Kingstone Cos, Inc., 5.500%, 12/30/2022	2,000,000	2,000,157
LD Holdings Group LLC, 6.125%, 4/1/2028 (a)	2,100,000	1,875,972
Luther Burbank Corp., 6.500%, 9/30/2024 (a)	5,800,000	6,079,867
MGIC Investment Corp., 5.250%, 8/15/2028	5,200,000	5,384,938
Midland States Bancorp, Inc., 5.000% (SOFR + 3.610%), 9/30/2029 (e)	750,000	785,934
Millennium Consolidated Holdings LLC, 7.500%, 6/30/2023 (a)	1,000,000	1,025,169
MM Finished Lots Holdings LLC, 7.250%, 1/31/2024 (a)	40,927	41,236
Nationstar Mortgage Holdings, Inc., 6.000%, 1/15/2027 (a)	4,400,000	4,570,016
Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028 (a)	8,700,000	8,542,487
NMI Holdings, Inc., 7.375%, 6/1/2025 (a)	8,307,000	9,227,582
Noah Bank, 9.000%, 4/17/2025 (c)	4,500,000	4,615,665
Northern Bancorp, Inc., 4.750% (SOFR + 3.275%), 12/30/2029 (a)(e)	1,000,000	1,044,993
OneMain Finance Corp., 3.500%, 1/15/2027	600,000	572,757
OneMain Finance Corp., 4.000%, 9/15/2030	1,600,000	1,498,920
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance, 4.875%, 5/15/2029 (a)	1,800,000	1,780,191
PennyMac Financial Services, Inc., 5.375%, 10/15/2025 (a)	4,800,000	4,806,792
PennyMac Financial Services, Inc., 4.250%, 2/15/2029 (a)	900,000	819,275
PennyMac Financial Services, Inc., 5.750%, 9/15/2031 (a)	900,000	861,584
PHH Mortgage Corp., 7.875%, 3/15/2026 (a)	4,300,000	4,370,391
PRA Group, Inc., 5.000%, 10/1/2029 (a)	3,600,000	3,559,554
Preferred Bank, 3.375% (SOFR + 2.780%), 6/15/2031 (e)	1,500,000	1,505,925
Preferred Pass-Through Trust, 4.608% (N/A + 0.000%), 12/29/2049 (a)(l)	1,000,000	920,000
Radian Group, Inc., 4.875%, 3/15/2027	6,800,000	7,050,954
Ready Capital Corp., 6.200%, 7/30/2026 (m)	8,000,000	8,192,000
Ready Capital Corp., 5.750%, 2/15/2026 (m)	4,500,000	4,602,600
Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 4/15/2030 (a)	4,000,000	3,848,120
Renasant Corp., 4.500% (SOFR + 4.025%), 9/15/2035 (e)	4,000,000	4,164,057
Southcoast Capital, 1.632%, 9/30/2035 (c)	4,000,000	3,240,000
Starwood Property Trust, Inc., 5.500%, 11/1/2023 (a)	2,200,000	2,265,890
Starwood Property Trust, Inc., 4.750%, 3/15/2025	4,300,000	4,402,598
Sterling Bancorp, Inc., 6.059% (3 Month LIBOR USD + 5.820%), 4/15/2026 (a)(e)	2,050,000	2,051,051
Sterling Bancorp, Inc., 4.000% (SOFR + 2.530%), 12/30/2029 (e)	4,000,000	4,120,020
StoneX Group, Inc., 8.625%, 6/15/2025 (a)	4,400,000	4,671,942

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
TIAA FSB Holdings, Inc., 2.114%, 1/7/2035 (c)	$5,000,000	$4,825,000
Trinitas Capital Management LLC, 6.000%, 7/30/2026 (a)	2,000,000	1,935,257
Trinity Capital, Inc., 7.000%, 1/16/2025 (m)	2,500,000	2,618,750
United Wholesale Mortgage LLC, 5.500%, 11/15/2025 (a)	2,200,000	2,134,418
United Wholesale Mortgage LLC, 5.500%, 4/15/2029 (a)	9,600,000	8,804,304
Western Alliance Bank, 5.250% (SOFR + 5.120%), 6/1/2030 (e)	3,000,000	3,208,259
WSFS Cap Trust, 1.890%, 6/1/2035 (a)(c)	4,000,000	3,820,000
Zais Group LLC, 7.000%, 11/15/2023 (a)	451,200	450,466

		217,200,164

Industrial – 0.20%
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 2/1/2026 (a)	1,700,000	1,723,095
Covanta Holding Corp., 4.875%, 12/1/2029 (a)	2,700,000	2,695,423
Dycom Industries, Inc., 4.500%, 4/15/2029 (a)	1,100,000	1,079,007
II-VI, Inc., 5.000%, 12/15/2029 (a)	400,000	399,886
Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029 (a)	2,200,000	2,180,486
Seaspan Corp., 5.500%, 8/1/2029 (a)	1,800,000	1,783,080
Weekley Homes LLC / Weekley Finance Corp., 4.875%, 9/15/2028 (a)	4,600,000	4,531,575

		14,392,552

Technology – 0.03%
Seagate HDD Cayman, 3.375%, 7/15/2031	2,400,000	2,232,420

TOTAL CORPORATE OBLIGATIONS (Cost – $380,700,513)		$369,876,941

Investment Companies – 1.71%	Shares
Affiliated Mutual Funds – 1.71%
Angel Oak Core Impact Fund, Institutional Class	3,985,110	38,934,526
Angel Oak Financials Income Fund, Institutional Class	5,147,772	46,021,081
Angel Oak High Yield Opportunities Fund, Institutional Class	3,336,241	38,500,220

TOTAL INVESTMENT COMPANIES (Cost – $126,552,243)		$123,455,827

Preferred Stocks – 0.27%
Financial – 0.06%
Morgan Stanley, 4.000% (3 Month LIBOR USD + 0.700%) (e)	130,497	3,104,524
TriState Capital Holdings, Inc., 6.375% (3 Month LIBOR USD + 4.088%) (e)	40,000	1,042,000

		4,146,524

Real Estate Investment Trust – 0.21%
AGNC Investment Corp., 6.500% (3 Month LIBOR USD + 4.993%) (e)	129,224	3,247,399
Dynex Capital, Inc., 6.900% (3 Month LIBOR USD + 5.461%) (e)	320,000	8,064,000
MFA Financial, Inc., 6.500% (3 Month LIBOR USD + 5.345%) (e)	168,900	3,888,078

		15,199,477

TOTAL PREFERRED STOCKS (Cost – $18,688,937)		$19,346,001

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – 68.05%
Accredited Mortgage Loan Trust, Series 2005-4, Class M1, 0.508% (1 Month LIBOR USD + 0.400%), 12/25/2035 (e)	$362,391	$362,306
Adjustable Rate Mortgage Trust, Series 2005-3, Class 7A1, 2.653%, 7/25/2035 (g)	394,975	399,001
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A3, 3.039%, 2/25/2036 (g)	6,965,949	6,164,816
Adjustable Rate Mortgage Trust, Series 2005-12, Class 2A1, 2.894%, 3/25/2036 (g)	1,712,473	1,599,931
Adjustable Rate Mortgage Trust, Series 2006-1, Class 2A1, 3.449%, 3/25/2036 (g)	827,051	671,377
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A11, 0.468% (1 Month LIBOR USD + 0.360%), 8/25/2036 (e)	1,573,953	984,706
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A22, 3.336%, 3/25/2037 (g)	367,806	371,977
Adjustable Rate Mortgage Trust, Series 2007-1, Class 2A1, 3.645%, 3/25/2037 (g)	3,503,926	3,350,889
Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A1, 3.772%, 6/25/2037 (g)	1,880,978	1,881,644
Adjustable Rate Mortgage Trust, Series 2007-2, Class 1A21, 3.772%, 6/25/2037 (g)	1,988,800	1,856,790
Agate Bay Mortgage Trust, Series 2015-4, Class B4, 3.541%, 6/25/2045 (a)(g)	2,018,000	2,049,005
American Home Mortgage Assets Trust, Series 2007-3, Class 22A1, 6.750%, 6/25/2037 (n)	339,395	341,337
American Home Mortgage Assets Trust, Series 2006-1, Class 2A1, 0.298% (1 Month LIBOR USD + 0.190%), 5/25/2046 (e)(i)	23,100,576	21,410,192
American Home Mortgage Assets Trust, Series 2006-1, Class 1A2, 0.298% (1 Month LIBOR USD + 0.190%), 5/25/2046 (e)	1,850,585	1,782,761
American Home Mortgage Assets Trust, Series 2006-1, Class XC, 2.834%, 5/25/2046 (c)(f)(g)	19,543,775	2,175,300
American Home Mortgage Assets Trust, Series 2006-2, Class 1A1, 1.047% (12 Month US Treasury Average + 0.960%), 9/25/2046 (e)	1,186,646	1,173,644
American Home Mortgage Assets Trust, Series 2006-6, Class XP, 2.424%, 12/25/2046 (c)(f)(g)	69,158,606	6,084,436
American Home Mortgage Assets Trust, Series 2007-1, Class A1, 0.787% (12 Month US Treasury Average + 0.700%), 2/25/2047 (e)(i)	51,948,167	30,206,924
American Home Mortgage Assets Trust, Series 2007-5, Class XP, 2.733%, 6/25/2047 (c)(f)	19,939,967	1,569,136
American Home Mortgage Investment Trust, Series 2005-2, Class 5A4A, 5.883%, 9/25/2035 (n)	4,497,015	3,484,098
American Home Mortgage Investment Trust, Series 2006-3, Class 22A1, 2.095% (6 Month LIBOR USD + 1.750%), 12/25/2036 (e)	4,383,237	4,061,735
American Home Mortgage Investment Trust, Series 2006-3, Class 3A2, 6.750%, 12/25/2036 (n)	6,305,532	2,890,853
American Home Mortgage Investment Trust, Series 2007-A, Class 13A1, 6.600%, 1/25/2037 (a)(n)	2,238,217	966,831
American Home Mortgage Investment Trust, Series 2005-2, Class 1A1, 0.689% (1 Month LIBOR USD + 0.600%), 9/25/2045 (e)	6,561,587	6,314,162
American Home Mortgage Investment Trust, Series 2005-2, Class 2A1, 3.232% (1 Month LIBOR USD + 3.140%), 9/25/2045 (e)	492,545	474,447
American Home Mortgage Investment Trust, Series 2007-2, Class 11A1, 0.568% (1 Month LIBOR USD + 0.460%), 3/25/2047 (e)	4,156,102	2,115,252
American Home Mortgage Investment Trust, Series 2007-1, Class GA1A, 0.268% (1 Month LIBOR USD + 0.160%), 5/25/2047 (e)(i)	20,420,373	15,693,751
American Home Mortgage Investment Trust, Series 2007-1, Class GA1C, 0.298% (1 Month LIBOR USD + 0.190%), 5/25/2047 (e)(i)	11,887,698	6,876,938
Banc of America Funding Trust, Series 2009-R14, Class 2A, 14.819% (-2 x 1 Month LIBOR USD + 15.013%), 7/26/2035 (a)(e)(o)	344,930	400,305
Banc of America Funding Trust, Series 2015-R8, Class 3A2, 3.071%, 8/28/2035 (a)(g)	1,864,081	1,789,429
Banc of America Funding Trust, Series 2007-8, Class 2A1, 7.000%, 10/25/2037	4,221,889	3,507,663

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.500%, 11/25/2035	$402,559	$401,594
Bank of America Alternative Loan Trust, Series 2006-7, Class A2, 5.707%, 10/25/2036 (g)	3,681,502	2,012,305
Bank of America Alternative Loan Trust, Series 2006-7, Class A6, 6.359%, 10/25/2036 (n)	4,036,279	2,197,576
Bank of America Alternative Loan Trust, Series 2006-7, Class A4, 6.498%, 10/25/2036 (n)	10,833,031	5,614,663
Bank of America Alternative Loan Trust, Series 2006-9, Class 30PO, 0.000%, 1/25/2037 (d)	177,902	102,484
Bank of America Alternative Loan Trust, Series 2007-1, Class 3A16, 0.708% (1 Month LIBOR USD + 0.600%), 4/25/2037 (e)	2,588,423	1,838,948
Bank of America Funding Trust, Series 2005-F, Class 4A1, 2.579%, 9/20/2035 (g)	1,981,867	1,855,864
Bank of America Funding Trust, Series 2007-C, Class 4A2, 2.924%, 5/20/2036 (g)	868,661	883,198
Bank of America Funding Trust, Series 2006-H, Class 6A1, 0.484% (1 Month LIBOR USD + 0.380%), 10/20/2036 (e)	7,794,939	6,946,904
Bank of America Funding Trust, Series 2007-2, Class 1A16, 0.708% (1 Month LIBOR USD + 0.600%), 3/25/2037 (e)	2,665,892	1,950,745
Bank of America Funding Trust, Series 2014-R1, Class A2, 0.402% (1 Month LIBOR USD + 0.150%), 6/26/2037 (a)(e)	4,970,454	4,423,704
Bank of America Funding Trust, Series 2007-A, Class 2A1, 0.424% (1 Month LIBOR USD + 0.320%), 2/20/2047 (e)	2,087,376	1,961,042
Bank of America Funding Trust, Series 2007-A, Class 2A5, 0.564% (1 Month LIBOR USD + 0.460%), 2/20/2047 (e)	1,284,157	1,183,909
Bank of America Funding Trust, Series 2007-B, Class A1, 0.524% (1 Month LIBOR USD + 0.420%), 4/20/2047 (e)	3,344,820	2,975,762
Bank of America Funding Trust, Series 2007-C, Class 7A4, 0.544% (1 Month LIBOR USD + 0.440%), 5/20/2047 (e)	2,471,129	2,366,494
Bank of America Mortgage Trust, Series 2007-1, Class 1A4, 6.000%, 3/25/2037	987,822	939,761
Bayview Financial Mortgage Pass-Through Trust, Series 2005-D, Class APO, 0.000%, 12/28/2035 (d)	395,495	350,260
BCAP LLC Trust, Series 2012-RR1, Class 3A4, 5.500%, 10/26/2035 (a)(g)	1,713,388	1,627,427
BCAP LLC Trust, Series 2010-RR6, Class 1410, 3.638%, 12/27/2035 (a)(g)	5,500,865	4,645,150
BCAP LLC Trust, Series 2012-RR4, Class 4A7, 0.382% (1 Month LIBOR USD + 0.280%), 2/26/2036 (a)(e)	2,294,714	1,570,351
BCAP LLC Trust, Series 2010-RR7, Class 9A12, 2.017%, 5/28/2036 (a)(g)	1,474,010	1,448,837
BCAP LLC Trust, Series 2013-RR1, Class 6A2, 2.917%, 5/28/2036 (a)(g)	3,358,958	2,779,686
BCAP LLC Trust, Series 2012-RR11, Class 1A2, 0.272%, 1/27/2037 (a)(g)	1,141,421	1,058,426
BCAP LLC Trust, Series 2010-RR9, Class 7A2, 2.654%, 1/28/2037 (a)(g)	6,741,759	6,465,832
BCAP LLC Trust, Series 2007-AA3, Class 1A1A, 0.528% (1 Month LIBOR USD + 0.420%), 4/25/2037 (e)	1,280,291	1,173,293
BCAP LLC Trust, Series 2008-IND1, Class A1, 1.308% (1 Month LIBOR USD + 1.200%), 10/25/2047 (e)(i)	22,471,568	21,647,356
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-6, Class 1A1, 2.446%, 8/25/2035 (g)	2,205,495	2,031,885
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2, Class 3A1, 3.003%, 7/25/2036 (g)	437,311	429,468
Bear Stearns ALT-A Trust, Series 2004-5, Class 4A1, 2.798%, 6/25/2034 (g)	525,299	534,955
Bear Stearns ALT-A Trust, Series 2005-5, Class 21A1, 2.964%, 7/25/2035 (g)	471,743	474,432
Bear Stearns ALT-A Trust, Series 2005-7, Class 21A1, 2.627%, 9/25/2035 (g)	3,118,248	2,955,453
Bear Stearns ALT-A Trust, Series 2005-7, Class 22A1, 2.876%, 9/25/2035 (g)(i)	15,340,763	11,793,211
Bear Stearns Asset Backed Securities Trust, Series 2005-AC5, Class 1A2, 1.108% (1 Month LIBOR USD + 1.000%), 8/25/2035 (e)	1,646,366	1,310,300

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Bear Stearns Asset Backed Securities Trust, Series 2007-SD3, Class A, 0.608% (1 Month LIBOR USD + 0.500%), 5/25/2037 (e)	$28,471	$27,140
Bear Stearns Asset Backed Securities Trust, Series 2007-AC6, Class A1, 6.500%, 10/25/2037	2,346,376	1,704,431
Bear Stearns Mortgage Funding Trust, Series 2006-AR1, Class 1A1, 0.318% (1 Month LIBOR USD + 0.210%), 7/25/2036 (e)	554,014	534,262
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A1, 0.288% (1 Month LIBOR USD + 0.180%), 10/25/2036 (e)(i)	18,628,331	17,565,827
Bear Stearns Mortgage Funding Trust, Series 2007-AR1, Class 1A1, 0.268% (1 Month LIBOR USD + 0.160%), 1/25/2037 (e)	4,282,210	4,016,015
Bellemeade Re Ltd., Series 2018-1A, Class M2, 3.008% (1 Month LIBOR USD + 2.900%), 4/25/2028 (a)(e)	13,000,000	13,026,572
Bellemeade Re Ltd., Series 2018-3A, Class M2, 2.858% (1 Month LIBOR USD + 2.750%), 10/25/2028 (a)(e)	28,196,741	28,299,997
Bellemeade Re Ltd., Series 2019-2A, Class M2, 3.208% (1 Month LIBOR USD + 3.100%), 4/25/2029 (a)(e)	22,150,000	22,205,596
Bellemeade Re Ltd., Series 2019-2A, Class B1, 4.208% (1 Month LIBOR USD + 4.100%), 4/25/2029 (a)(e)	9,180,000	9,318,673
Bellemeade Re Ltd., Series 2019-4A, Class M1C, 2.608% (1 Month LIBOR USD + 2.500%), 10/25/2029 (a)(e)	13,499,500	13,484,151
Bellemeade Re Ltd., Series 2020-4A, Class M2B, 3.708% (1 Month LIBOR USD + 3.600%), 6/25/2030 (a)(e)	2,836,822	2,847,599
Bellemeade Re Ltd., Series 2020-4A, Class B1, 5.108% (1 Month LIBOR USD + 5.000%), 6/25/2030 (a)(e)	2,500,000	2,506,395
Bellemeade Re Ltd., Series 2020-2A, Class M1C, 4.108% (1 Month LIBOR USD + 4.000%), 8/26/2030 (a)(e)	3,219,989	3,244,532
Bellemeade Re Ltd., Series 2021-1A, Class M2, 4.900% (SOFR30A + 4.850%), 3/25/2031 (a)(e)	5,750,000	6,124,929
Bellemeade Re Ltd., Series 2021-2A, Class M2, 2.950% (SOFR30A + 2.900%), 6/25/2031 (a)(e)	13,250,000	12,984,748
Bellemeade Re Ltd., Series 2022-1, Class M1C, 3.700% (SOFR30A + 3.700%), 1/26/2032 (a)(e)	1,750,000	1,763,702
Bellemeade Re Ltd., Series 2022-1, Class M2, 4.600% (SOFR30A + 4.600%), 1/26/2032 (a)(e)	3,750,000	3,779,021
BNC Mortgage Loan Trust, Series 2006-2, Class A5, 0.728% (1 Month LIBOR USD + 0.620%), 11/25/2036 (e)(i)	33,000,000	21,815,541
Boston Lending Trust, Series 2021-1, Class A, 2.000%, 7/25/2061 (a)(g)	4,596,678	4,567,747
BRAVO Residential Funding Trust, Series 2019-NQM1, Class M1, 2.997%, 7/25/2059 (a)(g)	5,025,000	5,047,959
BRAVO Residential Funding Trust, Series 2019-NQM1, Class B1, 4.006%, 7/25/2059 (a)(g)	4,782,000	4,801,042
BRAVO Residential Funding Trust, Series 2019-NQM1, Class B2, 5.689%, 7/25/2059 (a)(g)	1,500,000	1,512,454
BRAVO Residential Funding Trust, Series 2019-NQM2, Class B2, 4.797%, 11/25/2059 (a)(g)	3,000,000	3,006,657
BRAVO Residential Funding Trust, Series 2021-NQM3, Class A2, 1.853%, 4/25/2060 (a)(g)	4,232,661	4,232,365
Cascade MH Asset Trust, Series 2021-MH1, Class B3, 7.595%, 2/25/2046 (a)(g)	3,000,000	2,752,326
Chase Mortgage Finance Corp., Series 2021-CL1, Class M2, 1.400% (SOFR30A + 1.350%), 2/25/2050 (a)(e)	2,475,985	2,494,738
Chase Mortgage Finance Corp., Series 2021-CL1, Class M3, 1.600% (SOFR30A + 1.550%), 2/25/2050 (a)(e)	2,935,918	2,958,164
Chase Mortgage Finance Corp., Series 2021-CL1, Class M4, 2.700% (SOFR30A + 2.650%), 2/25/2050 (a)(e)	3,037,208	3,060,227

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Chase Mortgage Finance Corp., Series 2021-CL1, Class M5, 3.300% (SOFR30A + 3.250%), 2/25/2050 (a)(e)	$1,214,733	$1,223,941
Chase Mortgage Finance Corp., Series 2021-CL1, Class B, 6.550% (SOFR30A + 6.500%), 2/25/2050 (a)(e)	2,159,000	2,175,367
Chase Mortgage Finance Trust, Series 2006-A1, Class 2A2, 2.847%, 9/25/2036 (g)	1,134,479	1,068,628
Chase Mortgage Finance Trust, Series 2006-S2, Class 2A6, 6.000%, 10/25/2036	797,674	499,564
Chase Mortgage Finance Trust, Series 2007-S2, Class 1A9, 6.000%, 3/25/2037	2,139,088	1,454,313
ChaseFlex Trust, Series 2005-2, Class 5A6, 5.000%, 6/25/2035	1,590,461	1,333,802
ChaseFlex Trust, Series 2007-1, Class 2A10, 0.608% (1 Month LIBOR USD + 0.500%), 2/25/2037 (e)	2,392,443	996,443
ChaseFlex Trust, Series 2007-1, Class 2A6, 6.000%, 2/25/2037	1,660,395	1,305,707
ChaseFlex Trust, Series 2007-2, Class A1, 0.388% (1 Month LIBOR USD + 0.280%), 5/25/2037 (e)	3,493,779	3,356,644
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-2A, Class A2, 0.428% (1 Month LIBOR USD + 0.320%), 5/25/2035 (a)(e)	2,475,662	2,489,791
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-3A, Class A1, 0.358% (1 Month LIBOR USD + 0.250%), 8/27/2035 (a)(e)	1,818,981	1,875,490
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2004-4A, Class A2, 0.688% (1 Month LIBOR USD + 0.580%), 10/25/2035 (a)(e)	3,423,867	3,647,120
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A1, 0.258% (1 Month LIBOR USD + 0.150%), 1/25/2036 (a)(e)	2,570,879	2,455,413
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-1A, Class A2, 0.308% (1 Month LIBOR USD + 0.200%), 1/25/2036 (a)(e)	2,867,094	2,724,101
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-AA, Class A1, 0.308% (1 Month LIBOR USD + 0.200%), 1/25/2036 (a)(e)	1,609,156	1,590,608
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-2A, Class A1, 0.288% (1 Month LIBOR USD + 0.180%), 5/25/2036 (a)(e)	3,136,364	2,985,749
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-3A, Class A2, 0.338% (1 Month LIBOR USD + 0.230%), 7/25/2036 (a)(e)	4,335,093	4,374,443
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-4A, Class NIO, 0.414%, 4/25/2037 (a)(c)(f)(g)	22,047,488	326,722
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2005-CA, Class A1, 0.318% (1 Month LIBOR USD + 0.210%), 10/25/2046 (a)(e)	635,250	660,641
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-1A, Class A1, 0.258% (1 Month LIBOR USD + 0.150%), 12/25/2046 (a)(e)	3,725,998	3,822,393
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-2A, Class A1, 0.238% (1 Month LIBOR USD + 0.130%), 4/25/2047 (a)(e)	10,387,402	10,268,384
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-2A, Class A2, 0.288% (1 Month LIBOR USD + 0.180%), 4/25/2047 (a)(e)	5,254,568	4,763,166
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-4A, Class A1, 0.238% (1 Month LIBOR USD + 0.130%), 11/25/2047 (a)(e)	1,038,676	997,155
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2006-4A, Class A2, 0.288% (1 Month LIBOR USD + 0.180%), 11/25/2047 (a)(e)	4,410,458	3,776,459
Chevy Chase Funding LLC Mortgage-Backed Certificates, Series 2007-1A, Class A1, 0.238% (1 Month LIBOR USD + 0.130%), 2/25/2048 (a)(e)(i)	8,813,603	8,844,839
CIM Trust, Series 2019-J1, Class B5, 3.975%, 8/25/2049 (a)(g)	613,000	569,206
CIM Trust, Series 2021-J1, Class B4, 2.659%, 3/25/2051 (a)(g)	1,385,491	1,032,425
CIM Trust, Series 2021-J1, Class B6, 2.659%, 3/25/2051 (a)(g)	1,416,978	507,297
CIM Trust, Series 2021-J1, Class B5, 2.659%, 3/25/2051 (a)(g)	810,000	487,813

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
CIM Trust, Series 2021-J2, Class B6, 2.675%, 4/25/2051 (a)(g)	$1,438,139	$534,913
CIM Trust, Series 2021-J2, Class B4, 2.675%, 4/25/2051 (a)(g)	1,643,912	1,273,770
CIM Trust, Series 2021-J2, Class B5, 2.675%, 4/25/2051 (a)(g)	718,000	444,168
CIM Trust, Series 2021-J3, Class B5, 2.621%, 6/25/2051 (a)(g)	481,000	270,010
CIM Trust, Series 2021-J3, Class B6, 2.621%, 6/25/2051 (a)(g)	800,773	277,654
CIM Trust, Series 2021-J3, Class B4, 2.621%, 6/25/2051 (a)(g)	1,281,000	857,590
Citicorp Mortgage Securities, Inc., Series 2005-2, Class 1APO, 0.000%, 3/25/2035 (d)	36,525	24,339
Citigroup Mortgage Loan Trust, Series 2005-12, Class 2A1, 0.908% (1 Month LIBOR USD + 0.800%), 8/25/2035 (a)(e)	2,153,889	1,967,536
Citigroup Mortgage Loan Trust, Series 2005-3, Class 2A2, 2.770%, 8/25/2035 (g)	388,839	389,769
Citigroup Mortgage Loan Trust, Series 2005-7, Class 2A2A, 2.619%, 11/25/2035 (g)	1,812,316	1,569,729
Citigroup Mortgage Loan Trust, Series 2006-4, Class 2A1A, 6.000%, 12/25/2035	509,887	520,072
Citigroup Mortgage Loan Trust, Series 2007-AR1, Class A2, 0.428% (1 Month LIBOR USD + 0.320%), 1/25/2037 (e)	3,485,094	3,333,367
Citigroup Mortgage Loan Trust, Series 2007-6, Class 1A2A, 2.946%, 3/25/2037 (g)	3,162,712	2,743,833
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class B1, 3.970%, 7/25/2049 (a)(g)	3,000,000	2,998,704
Citigroup Mortgage Loan Trust, Series 2019-E, Class A2, 4.875%, 11/25/2070 (a)(n)	10,982,000	11,133,563
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 22A3, 6.000%, 10/25/2035	1,390,866	1,225,880
CitiMortgage Alternative Loan Trust, Series 2006-A4, Class 1A5, 0.758% (1 Month LIBOR USD + 0.650%), 9/25/2036 (e)	1,863,917	1,423,912
CitiMortgage Alternative Loan Trust, Series 2006-A4, Class 1A3, 6.000%, 9/25/2036	3,482,572	3,420,541
CitiMortgage Alternative Loan Trust, Series 2006-A6, Class 1APO, 0.000%, 11/25/2036 (d)	77,614	41,593
CitiMortgage Alternative Loan Trust, Series 2006-A7, Class 1A9, 0.758% (1 Month LIBOR USD + 0.650%), 12/25/2036 (e)	4,910,902	3,799,098
CitiMortgage Alternative Loan Trust, Series 2006-A7, Class 1A1, 6.000%, 12/25/2036 (g)	2,555,987	2,515,763
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class APO, 0.000%, 3/25/2037 (d)	137,689	69,780
CitiMortgage Alternative Loan Trust, Series 2007-A3, Class 1A2, 0.708% (1 Month LIBOR USD + 0.600%), 3/25/2037 (e)	2,810,476	2,185,184
CitiMortgage Alternative Loan Trust, Series 2007-A4, Class APO, 0.000%, 4/25/2037 (d)	132,871	69,552
CitiMortgage Alternative Loan Trust, Series 2007-A4, Class 1A9, 0.708% (1 Month LIBOR USD + 0.600%), 4/25/2037 (e)	1,774,134	1,447,560
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A3, 0.608% (1 Month LIBOR USD + 0.500%), 5/25/2037 (e)	4,726,839	3,849,580
CitiMortgage Alternative Loan Trust, Series 2007-A6, Class 1A1, 0.708% (1 Month LIBOR USD + 0.600%), 6/25/2037 (e)	1,937,919	1,575,770
COLT Mortgage Loan Trust, Series 2020-2R, Class B1, 4.118%, 10/26/2065 (a)(g)	3,605,000	3,619,853
CountryWide Alternative Loan Trust, Series 2004-32CB, Class 2A2, 0.508% (1 Month LIBOR USD + 0.400%), 2/25/2035 (e)	746,389	661,602
CountryWide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.250%, 3/25/2035	422,215	410,948
CountryWide Alternative Loan Trust, Series 2005-14, Class 2X, 2.185%, 5/25/2035 (c)(f)(g)	23,160,355	1,516,378
CountryWide Alternative Loan Trust, Series 2005-16, Class X2, 2.312%, 6/25/2035 (c)(f)(g)	20,377,633	1,210,676
CountryWide Alternative Loan Trust, Series 2005-24, Class 4A1, 0.564% (1 Month LIBOR USD + 0.460%), 7/20/2035 (e)	4,456,194	4,366,740
CountryWide Alternative Loan Trust, Series 2005-24, Class 2A1A, 1.397% (12 Month US Treasury Average + 1.310%), 7/20/2035 (e)	544,325	509,458
CountryWide Alternative Loan Trust, Series 2005-24, Class 1AX, 1.503%, 7/20/2035 (c)(f)(g)	11,832,343	359,135
CountryWide Alternative Loan Trust, Series 2005-26CB, Class A7, 0.408% (1 Month LIBOR USD + 0.300%), 7/25/2035 (e)(i)	5,067,134	3,973,581
CountryWide Alternative Loan Trust, Series 2005-27, Class 2X1, 1.454%, 8/25/2035 (c)(f)(g)	25,865,759	944,540

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
CountryWide Alternative Loan Trust, Series 2005-27, Class 1A4, 1.994%, 8/25/2035 (g)	$654,892	$578,476
CountryWide Alternative Loan Trust, Series 2005-27, Class 1A5, 2.084%, 8/25/2035 (g)	548,640	547,955
CountryWide Alternative Loan Trust, Series 2005-J9, Class 1A6, 5.500%, 8/25/2035	699,031	583,862
CountryWide Alternative Loan Trust, Series 2005-41, Class 1A1, 0.768% (1 Month LIBOR USD + 0.660%), 9/25/2035 (e)	440,296	335,321
CountryWide Alternative Loan Trust, Series 2005-38, Class X, 1.993%, 9/25/2035 (c)(f)(g)	55,057,143	2,633,989
CountryWide Alternative Loan Trust, Series 2005-41, Class 2X2, 2.559%, 9/25/2035 (c)(f)(g)	3,993,890	376,288
CountryWide Alternative Loan Trust, Series 2005-42CB, Class A4, 0.788% (1 Month LIBOR USD + 0.680%), 10/25/2035 (e)	1,270,153	843,229
CountryWide Alternative Loan Trust, Series 2005-44, Class 1X, 2.338%, 10/25/2035 (c)(f)(g)	21,307,000	1,451,433
CountryWide Alternative Loan Trust, Series 2005-51, Class 3X2, 2.243%, 11/20/2035 (c)(f)(g)	14,664,964	951,844
CountryWide Alternative Loan Trust, Series 2005-51, Class 4X, 2.326%, 11/20/2035 (c)(f)(g)	18,724,788	1,185,279
CountryWide Alternative Loan Trust, Series 2005-51, Class 1X, 2.536%, 11/20/2035 (c)(f)(g)	20,661,378	1,722,105
CountryWide Alternative Loan Trust, Series 2005-J11, Class 1A4, 0.508% (1 Month LIBOR USD + 0.400%), 11/25/2035 (e)	2,893,977	1,848,126
CountryWide Alternative Loan Trust, Series 2005-56, Class 3A1, 0.688% (1 Month LIBOR USD + 0.580%), 11/25/2035 (e)	77,739	78,349
CountryWide Alternative Loan Trust, Series 2005-56, Class 4X, 2.027%, 11/25/2035 (c)(f)(g)	25,579,276	1,594,638
CountryWide Alternative Loan Trust, Series 2005-61, Class 1A1, 0.628% (1 Month LIBOR USD + 0.520%), 12/25/2035 (e)	1,425,901	1,392,954
CountryWide Alternative Loan Trust, Series 2005-70CB, Class A4, 5.500%, 12/25/2035	3,970,525	3,613,496
CountryWide Alternative Loan Trust, Series 2005-J14, Class A8, 5.500%, 12/25/2035	1,702,389	1,525,392
CountryWide Alternative Loan Trust, Series 2005-75CB, Class A3, 5.500%, 1/25/2036	1,448,396	1,221,415
CountryWide Alternative Loan Trust, Series 2005-85CB, Class 2A5, 1.208% (1 Month LIBOR USD + 1.100%), 2/25/2036 (e)	1,538,795	1,338,051
CountryWide Alternative Loan Trust, Series 2006-HY10, Class 1X, 0.476%, 5/25/2036 (c)(f)(g)	3,485,346	44,731
CountryWide Alternative Loan Trust, Series 2006-OA3, Class X, 2.418%, 5/25/2036 (c)(f)(g)	18,282,217	1,171,908
CountryWide Alternative Loan Trust, Series 2006-24CB, Class A5, 0.708% (1 Month LIBOR USD + 0.600%), 8/25/2036 (e)	4,245,346	2,239,518
CountryWide Alternative Loan Trust, Series 2006-26CB, Class A15, 6.000% (1 Month LIBOR USD + 0.550%), 9/25/2036 (e)	696,744	488,807
CountryWide Alternative Loan Trust, Series 2006-29T1, Class 2A13, 0.408% (1 Month LIBOR USD + 0.300%), 10/25/2036 (e)	1,802,799	915,701
CountryWide Alternative Loan Trust, Series 2006-27CB, Class A4, 6.000%, 11/25/2036	673,930	599,291
CountryWide Alternative Loan Trust, Series 2006-36T2, Class 1A4, 5.750%, 12/25/2036	7,182,987	4,739,960
CountryWide Alternative Loan Trust, Series 2006-40T1, Class 1A5, 6.000%, 1/25/2037	603,805	522,980
CountryWide Alternative Loan Trust, Series 2006-J8, Class A2, 6.000%, 2/25/2037	2,893,783	1,877,087
CountryWide Alternative Loan Trust, Series 2006-OA1, Class 1X, 2.490%, 3/20/2046 (c)(f)	12,851,377	876,066
CountryWide Alternative Loan Trust, Series 2006-OA8, Class 1A1, 0.488% (1 Month LIBOR USD + 0.380%), 7/25/2046 (e)	3,633,477	3,160,631
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XAD, 2.002%, 8/25/2046 (c)(f)(n)	25,996,697	1,466,474
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XPP, 2.002%, 8/25/2046 (c)(f)(g)	14,906,741	563,132
CountryWide Alternative Loan Trust, Series 2006-OA10, Class XNB, 2.105%, 8/25/2046 (c)(f)(g)	24,387,372	1,225,173
CountryWide Alternative Loan Trust, Series 2007-OA3, Class 1A1, 0.388% (1 Month LIBOR USD + 0.280%), 4/25/2047 (e)	4,583,193	4,276,559

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
CountryWide Alternative Loan Trust, Series 2007-20, Class A1, 0.608% (1 Month LIBOR USD + 0.500%), 8/25/2047 (e)	$3,374,644	$1,565,089
CountryWide Alternative Loan Trust, Series 2007-OA10, Class X, 2.000%, 9/25/2047 (c)(f)(g)	2,306,550	85,536
CountryWide Alternative Loan Trust Resecuritization, Series 2005-59R, Class A, 2.210%, 12/20/2035 (a)(f)(g)	13,967,942	725,509
CountryWide Alternative Loan Trust Resecuritization, Series 2005-58R, Class A, 2.526%, 12/20/2035 (a)(f)(g)	47,463,562	3,307,308
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-20, Class X, 1.786%, 10/25/2034 (c)(f)(g)	7,182,845	336,861
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 2A3, 0.848% (1 Month LIBOR USD + 0.740%), 2/25/2035 (e)	1,563,456	1,497,839
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 1X, 1.495%, 2/25/2035 (c)(f)(g)	4,069,909	147,652
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1X, 1.856%, 2/25/2035 (c)(f)(g)	16,102,959	721,203
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 1A1, 0.748% (1 Month LIBOR USD + 0.640%), 3/25/2035 (e)	809,884	757,950
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Class 3X, 0.858%, 3/25/2035 (c)(f)(g)	1,108,785	37,835
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-1, Class 1X, 2.188%, 3/25/2035 (c)(f)(g)	3,801,586	304,070
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-2, Class 2X, 2.299%, 3/25/2035 (c)(f)(g)	9,981,375	643,649
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-7, Clas 3A2, 2.588%, 3/25/2035 (g)	4,088,465	3,568,024
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 4X, 2.010%, 4/25/2035 (f)(g)	6,290,345	252,557
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB1, Class 3A1, 2.691%, 3/20/2036 (g)	5,323,929	4,614,409
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2006-8, Class 1A1, 6.000%, 5/25/2036	1,378,976	1,249,332
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2006-12, Class X, 0.162%, 7/25/2036 (c)(f)(g)	18,387,342	98,997
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-4, Class 1A1, 6.000%, 5/25/2037	1,443,753	1,120,074
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-7, Class A3, 5.750%, 6/25/2037	760,111	618,968
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-J2, Class 2A1, 0.758% (1 Month LIBOR USD + 0.650%), 7/25/2037 (e)	4,575,168	1,205,177
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-18, Class 2A1, 6.500%, 11/25/2037	2,096,756	1,332,910
CountryWide Home Loan Mortgage Pass-Through Trust, Series 2007-8, Class 1A12, 5.875%, 1/25/2038	2,866,196	2,279,179
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 2A1, 5.250%, 8/25/2035 (i)	8,491,166	6,319,856
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 6A12, 5.500%, 11/25/2035	2,369,554	1,980,018
Credit Suisse Mortgage Trust, Series 2015-6R, Class 1A2, 2.662%, 7/27/2035 (a)(g)	6,803,821	5,888,333

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Credit Suisse Mortgage Trust, Series 2014-3R, Class 1A1, 2.273% (1 Month LIBOR USD + 0.450%), 3/27/2036 (a)(e)	$391,142	$394,897
Credit Suisse Mortgage Trust, Series 2021-AFC1, Class B1, 3.251%, 3/25/2056 (a)(g)	3,031,450	3,037,852
Credit Suisse Mortgage Trust, Series 2021-AFC1, Class B2, 4.255%, 3/25/2056 (a)(g)	1,539,950	1,542,905
Credit Suisse Mortgage Trust, Series 2021-INV1, Class AIOS, 0.040%, 7/25/2056 (a)(f)(g)	130,361,537	225,134
Credit Suisse Mortgage Trust, Series 2021-INV1, Class AX4, 0.400%, 7/25/2056 (a)(f)(g)	8,889,563	139,513
Credit Suisse Mortgage Trust, Series 2021-INV1, Class A3, 2.500%, 7/25/2056 (a)(g)	25,153,867	25,563,674
Credit Suisse Mortgage Trust, Series 2021-INV1, Class B3, 3.081%, 7/25/2056 (a)(g)	4,445,939	4,314,428
Credit Suisse Mortgage Trust, Series 2021-INV1, Class B5, 3.081%, 7/25/2056 (a)(g)	1,699,862	1,231,737
Credit Suisse Mortgage Trust, Series 2021-INV1, Class B4, 3.081%, 7/25/2056 (a)(g)	2,484,053	2,206,520
Credit Suisse Mortgage Trust, Series 2021-INV1, Class B6, 3.081%, 7/25/2056 (a)(g)	1,323,281	531,373
Credit Suisse Mortgage Trust, Series 2021-INV1, Class B1, 3.081%, 7/25/2056 (a)(g)	5,884,717	5,906,161
Credit Suisse Mortgage Trust, Series 2021-INV1, Class B2, 3.081%, 7/25/2056 (a)(g)	5,491,213	5,429,849
Credit Suisse Mortgage Trust, Series 2021-INV2, Class AIOS, 0.040%, 11/25/2056 (a)(c)(f)(g)	379,470,616	697,846
Credit Suisse Mortgage Trust, Series 2021-INV2, Class AX1, 0.120%, 11/25/2056 (a)(c)(f)(g)	343,565,226	1,882,737
Credit Suisse Mortgage Trust, Series 2021-INV2, Class AX4, 0.150%, 11/25/2056 (a)(f)(g)	22,122,700	151,386
Credit Suisse Mortgage Trust, Series 2021-INV2, Class A3X, 0.500%, 11/25/2056 (a)(f)(g)	197,730,217	4,498,362
Credit Suisse Mortgage Trust, Series 2021-INV2, Class A15X, 0.500%, 11/25/2056 (a)(f)(g)	14,443,856	328,598
Credit Suisse Mortgage Trust, Series 2021-INV2, Class A5A, 2.500%, 11/25/2056 (a)(g)	19,210,526	18,858,147
Credit Suisse Mortgage Trust, Series 2021-INV2, Class B1, 3.270%, 11/25/2056 (a)(g)(p)	9,807,391	10,003,656
Credit Suisse Mortgage Trust, Series 2021-INV2, Class B4, 3.270%, 11/25/2056 (a)(g)	4,511,135	4,096,286
Credit Suisse Mortgage Trust, Series 2021-INV2, Class B3, 3.270%, 11/25/2056 (a)(g)	8,042,287	7,908,158
Credit Suisse Mortgage Trust, Series 2021-INV2, Class B2, 3.270%, 11/25/2056 (a)(g)	8,238,095	8,267,752
Credit Suisse Mortgage Trust, Series 2021-INV2, Class B5, 3.270%, 11/25/2056 (a)(g)	2,941,839	2,463,355
Credit Suisse Mortgage Trust, Series 2021-INV2, Class B6, 3.270%, 11/25/2056 (a)(g)	2,364,643	1,017,932
Credit Suisse Mortgage Trust, Series 2021-INV2, Class A11X, 4.100% (SOFR30A + 4.100%), 11/25/2056 (a)(e)(f)	24,108,189	3,288,333
Credit Suisse Mortgage Trust, Series 2017-RPL3, Class B5, 4.389%, 8/25/2057 (a)(g)	10,529,581	10,509,680
Credit Suisse Mortgage Trust, Series 2020-RPL4, Class XS, 1.614%, 1/25/2060 (a)(f)(g)	228,978,207	10,127,477
Credit Suisse Mortgage Trust, Series 2020-RPL4, Class B3, 3.944%, 1/25/2060 (a)(g)	7,204,424	6,554,145
Credit Suisse Mortgage Trust, Series 2020-RPL4, Class B4, 3.944%, 1/25/2060 (a)(g)	7,205,554	6,044,624
Credit Suisse Mortgage Trust, Series 2021-NQM8, Class A2, 2.303%, 10/25/2066 (a)(g)	2,162,298	2,163,781
CSMC Mortgage-Backed Trust, Series 2006-4, Class 1A1, 0.808% (1 Month LIBOR USD + 0.700%), 5/25/2036 (e)	1,904,350	1,062,166
CSMC Mortgage-Backed Trust, Series 2006-4, Class 1A3, 6.000%, 5/25/2036	1,244,762	977,643
CSMC Trust, Series 2021-NQM7, Class A2, 1.961%, 10/25/2066 (a)(g)	3,735,243	3,733,394
CSMCM Trust, Series 2018-RPL3, Class CERT, 2.741%, 7/25/2050 (a)(c)	11,692,903	11,527,320
CSMCM Trust, Series 2018-RPL1, Class CERT, 3.154%, 7/25/2057 (a)(c)(g)	13,996,706	13,890,163
Deephaven Residential Mortgage Trust, Series 2021-4, Class A1, 1.931%, 11/25/2066 (a)(g)	1,949,662	1,951,331
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-2, Class 1A5, 0.608% (1 Month LIBOR USD + 0.500%), 4/25/2035 (e)	391,773	363,632
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-AR1, Class 1A1, 0.418% (1 Month LIBOR USD + 0.310%), 8/25/2035 (e)	2,559,454	2,259,486
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A4, 5.500%, 11/25/2035	4,019,249	3,441,856
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-5, Class 2A7, 5.500%, 11/25/2035	262,419	216,528
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 1A4, 5.500%, 12/25/2035	435,372	432,228

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1, 2.811%, 2/25/2036 (g)	$485,798	$446,706
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR3, Class A2, 0.348% (1 Month LIBOR USD + 0.240%), 8/25/2036 (e)(i)	3,031,654	3,029,498
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR5, Class 1A1, 0.368% (1 Month LIBOR USD + 0.260%), 10/25/2036 (e)	7,821,241	3,337,253
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR4, Class A2, 0.488% (1 Month LIBOR USD + 0.380%), 12/25/2036 (e)	10,546,686	5,097,551
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-BAR1, Class A4, 0.588% (1 Month LIBOR USD + 0.480%), 3/25/2037 (e)	76,432,950	8,119,702
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AB1, Class PO, 0.000%, 4/25/2037 (d)	529,677	337,583
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR3, Class 2A4, 0.808% (1 Month LIBOR USD + 0.700%), 6/25/2037 (e)(i)	21,394,725	20,280,958
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1, Class A1, 0.348% (1 Month LIBOR USD + 0.240%), 1/25/2047 (e)(i)	9,336,875	9,247,381
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-AR1, Class A2, 0.468% (1 Month LIBOR USD + 0.360%), 1/25/2047 (e)	1,219,858	1,064,241
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA2, Class A1, 0.857% (12 Month US Treasury Average + 0.770%), 4/25/2047 (e)	746,846	742,323
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 1A1B, 0.238% (1 Month LIBOR USD + 0.130%), 8/25/2047 (e)	5,787,428	5,481,985
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 1A1A, 0.298% (1 Month LIBOR USD + 0.190%), 8/25/2047 (e)	6,364,530	6,244,418
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA5, Class A1A, 0.308% (1 Month LIBOR USD + 0.200%), 8/25/2047 (e)	1,552,835	1,468,236
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class 2A1, 0.308% (1 Month LIBOR USD + 0.200%), 8/25/2047 (e)(i)	8,235,421	8,059,718
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2007-OA4, Class A4, 0.318% (1 Month LIBOR USD + 0.210%), 8/25/2047 (e)(i)	18,103,925	17,482,598
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB1, Class A2B, 5.600%, 2/25/2036 (g)	4,221,699	4,280,309
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB1, Class A2D, 5.720%, 2/25/2036 (g)	4,206,481	4,202,102
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A8, 5.734%, 6/25/2036 (g)	3,529,262	3,426,613
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A1, 5.888%, 6/25/2036 (g)	425,293	416,324
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A2, 6.160%, 6/25/2036 (g)	1,892,236	1,849,064
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.270%, 6/25/2036 (g)	597,070	617,109
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A5B, 6.593%, 6/25/2036 (n)	414,053	393,109
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A2, 6.420%, 7/25/2036 (g)(i)	2,181,152	2,074,314
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB3, Class A5B, 6.800%, 7/25/2036 (n)	211,561	196,307
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4, Classs A1C, 6.000%, 10/25/2036 (g)	5,480,859	5,356,570

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB4, Class A4B, 6.500%, 10/25/2036 (i)(n)	$7,374,236	$7,150,752
Deutsche Mortgage Securities, Inc. REMIC Trust, Series 2007-WM1, Class A1, 3.082%, 6/27/2037 (a)(g)(i)	13,570,813	14,738,187
Deutsche Mortgage Securities, Inc. REMIC Trust, Series 2009-RS6, Class A2B, 2.986%, 8/25/2037 (a)(g)(i)	8,769,947	8,653,482
DSLA Mortgage Loan Trust, Series 2005-AR2, Class C, 0.000%, 3/19/2045	1	503,453
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A, 0.303% (1 Month LIBOR USD + 0.200%), 10/19/2036 (e)(i)	21,098,567	18,669,172
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 1A1A, 0.243% (1 Month LIBOR USD + 0.140%), 3/19/2037 (e)(i)	38,104,594	35,258,104
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A, 0.243% (1 Month LIBOR USD + 0.140%), 3/19/2037 (e)(i)	24,274,977	22,997,191
DSLA Mortgage Loan Trust, Series 2004-AR1, Class A2A, 0.923% (1 Month LIBOR USD + 0.820%), 9/19/2044 (e)	815,496	774,277
DSLA Mortgage Loan Trust, Series 2004-AR1, Class X2, 2.152%, 9/19/2044 (c)(f)(g)	16,808,887	898,502
DSLA Mortgage Loan Trust, Series 2004-AR2, Class C, 0.000%, 11/19/2044 (j)	1,000	1
DSLA Mortgage Loan Trust, Series 2004-AR2, Class X2, 2.257%, 11/19/2044 (c)(f)(g)	16,171,766	886,504
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 1A1A, 0.823% (1 Month LIBOR USD + 0.720%), 1/19/2045 (e)	8,953,841	8,180,650
DSLA Mortgage Loan Trust, Series 2004-AR4, Class X2, 2.254%, 1/19/2045 (c)(f)(g)	13,589,977	729,279
DSLA Mortgage Loan Trust, Series 2005-AR1, Class C, 0.000%, 2/19/2045 (j)	1,000,000	9,517
DSLA Mortgage Loan Trust, Series 2005-AR1, Class 1A, 0.643% (1 Month LIBOR USD + 0.540%), 3/19/2045 (e)(i)	20,335,176	18,316,360
DSLA Mortgage Loan Trust, Series 2005-AR1, Class X2, 2.530%, 3/19/2045 (c)(f)(g)	24,353,734	1,348,320
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1A, 0.523% (1 Month LIBOR USD + 0.420%), 6/19/2045 (e)	3,852,592	3,831,352
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1C, 0.543% (1 Month LIBOR USD + 0.440%), 6/19/2045 (e)	2,028,368	1,929,483
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, 0.623% (1 Month LIBOR USD + 0.520%), 8/19/2045 (e)	1,196,596	1,157,121
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 1A, 0.623% (1 Month LIBOR USD + 0.520%), 8/19/2045 (e)	169,469	145,491
DSLA Mortgage Loan Trust, Series 2006-AR1, Class 1A1A, 1.007% (12 Month US Treasury Average + 0.920%), 3/19/2046 (e)	10,075,233	9,529,055
Eagle RE Ltd., Series 2018-1, Class M2, 3.108% (1 Month LIBOR USD + 3.000%), 11/27/2028 (a)(e)	11,508,500	11,563,695
Eagle RE Ltd., Series 2019-1, Class M2, 3.408% (1 Month LIBOR USD + 3.300%), 4/25/2029 (a)(e)	25,903,000	26,074,633
Eagle RE Ltd., Series 2019-1, Class B1, 4.608% (1 Month LIBOR USD + 4.500%), 4/25/2029 (a)(e)	7,909,125	8,017,860
Eagle RE Ltd., Series 2020-1, Class M1C, 1.908% (1 Month LIBOR USD + 1.800%), 1/25/2030 (a)(e)	3,500,000	3,433,594
Eagle RE Ltd., Series 2020-1, Class M2, 2.108% (1 Month LIBOR USD + 2.000%), 1/25/2030 (a)(e)	23,461,850	23,021,448
Eagle RE Ltd., Series 2020-1, Class B1, 2.958% (1 Month LIBOR USD + 2.850%), 1/25/2030 (a)(e)	2,000,000	1,987,062
Eagle RE Ltd., Series 2020-2, Class M2, 5.708% (1 Month LIBOR USD + 5.600%), 10/25/2030 (a)(e)	10,406,000	10,510,768

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Eagle RE Ltd., Series 2021-1, Class M2, 4.500% (SOFR30A + 4.450%), 10/25/2033 (a)(e)	$6,000,000	$6,255,792
Ellington Financial Mortgage Trust, Series 2020-2, Class B2, 4.804%, 10/25/2065 (a)(g)	3,626,000	3,640,994
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 3A1, 2.521%, 11/25/2035 (g)	1,097,897	969,661
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A18, 5.500%, 11/25/2035	7,166	6,301
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1, Class 1A8, 0.608% (1 Month LIBOR USD + 0.500%), 4/25/2036 (e)	3,894,486	2,000,516
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA1, Class 1A12, 6.000%, 4/25/2036	230,572	162,192
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA2, Class 2A1, 2.442%, 5/25/2036 (g)	470,791	434,691
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 4A3, 2.612%, 9/25/2035 (g)	43,087	40,455
Flagstar Mortgage Trust, Series 2021-9INV, Class AX1, 0.505%, 10/25/2041 (a)(f)(g)	276,883,708	3,819,057
Flagstar Mortgage Trust, Series 2021-9INV, Class B6C, 3.005%, 10/25/2041 (a)(g)	1,827,125	878,752
Flagstar Mortgage Trust, Series 2021-9INV, Class B5, 3.005%, 10/25/2041 (a)(g)	1,491,274	1,126,098
Flagstar Mortgage Trust, Series 2021-9INV, Class B4, 3.005%, 10/25/2041 (a)(g)	596,324	553,879
Flagstar Mortgage Trust, Series 2017-2, Class B5, 4.077%, 10/25/2047 (a)(g)	1,153,000	1,105,518
Flagstar Mortgage Trust, Series 2018-2, Class B5, 4.035%, 4/25/2048 (a)(g)	2,917,445	2,908,722
Flagstar Mortgage Trust, Series 2018-6RR, Class B5, 4.946%, 10/25/2048 (a)(g)	2,478,000	2,523,355
Flagstar Mortgage Trust, Series 2021-1, Class B6C, 3.101%, 2/27/2051 (a)(g)	2,932,342	1,142,786
Flagstar Mortgage Trust, Series 2021-1, Class B5, 3.130%, 2/27/2051 (a)(g)	1,222,000	907,579
Flagstar Mortgage Trust, Series 2021-1, Class B4, 3.130%, 2/27/2051 (a)(g)	2,864,097	2,611,040
Flagstar Mortgage Trust, Series 2021-2, Class B6C, 2.557%, 4/25/2051 (a)(g)	1,792,016	641,146
Flagstar Mortgage Trust, Series 2021-2, Class B4, 2.798%, 4/25/2051 (a)(g)	1,340,188	940,269
Flagstar Mortgage Trust, Series 2021-2, Class B5, 2.798%, 4/25/2051 (a)(g)	1,343,000	779,335
Flagstar Mortgage Trust, Series 2021-4, Class B6C, 2.514%, 6/25/2051 (a)(g)	3,378,231	1,256,408
Flagstar Mortgage Trust, Series 2021-4, Class B4, 2.716%, 6/25/2051 (a)(g)	1,726,262	1,464,110
Flagstar Mortgage Trust, Series 2021-4, Class B5, 2.716%, 6/25/2051 (a)(g)	1,479,794	1,111,146
Flagstar Mortgage Trust, Series 2021-6INV, Class B6C, 3.406%, 8/25/2051 (a)(g)	10,794,270	6,367,939
Flagstar Mortgage Trust, Series 2021-6INV, Class B5, 3.511%, 8/25/2051 (a)(g)	3,133,612	2,663,476
Flagstar Mortgage Trust, Series 2021-6INV, Class B2, 3.511%, 8/25/2051 (a)(g)	13,927,164	14,181,530
Flagstar Mortgage Trust, Series 2021-6INV, Class B4, 3.511%, 8/25/2051 (a)(g)	8,703,536	8,044,792
Flagstar Mortgage Trust, Series 2021-6INV, Class B1, 3.511%, 8/25/2051 (a)(g)	5,921,868	6,126,018
Flagstar Mortgage Trust, Series 2021-6INV, Class B3, 3.511%, 8/25/2051 (a)(g)	12,186,268	12,167,733
Flagstar Mortgage Trust, Series 2021-10IN, Class A6, 2.500%, 10/25/2051 (a)(g)	14,327,049	14,313,438
Flagstar Mortgage Trust, Series 2021-10IN, Class B6C, 3.428%, 10/25/2051 (a)(g)	14,177,432	9,239,773
Flagstar Mortgage Trust, Series 2021-10IN, Class B5, 3.526%, 10/25/2051 (a)(g)	1,260,314	1,039,153
Flagstar Mortgage Trust, Series 2021-10IN, Class B4, 3.526%, 10/25/2051 (a)(g)	9,136,568	8,290,759
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 5A1, 3.099%, 9/19/2035 (g)	68,518	65,763
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1, 2.889%, 4/19/2036 (g)	784,364	712,331
Grand Avenue Mortgage Loan Trust, Series 2017-RPL1, Class A1, 3.250%, 8/25/2064 (a)	3,136,758	3,142,169
Greenpoint Mortgage Funding Trust, Series 2005-AR1, Class X1, 2.595%, 6/25/2045 (c)(f)(g)	18,216,001	1,236,611
Greenpoint Mortgage Funding Trust, Series 2005-AR3, Class X1, 2.830%, 8/25/2045 (c)(f)(g)	24,350,982	2,295,689
GreenPoint Mortgage Funding Trust, Series 2006-AR3, Class 4X, 1.000%, 4/25/2036 (c)(f)	25,544,359	912,342
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1, 0.288% (1 Month LIBOR USD + 0.180%), 1/26/2037 (e)	9,634,015	9,024,365

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
GreenPoint Mortgage Funding Trust, Series 2007-AR3, Class A1, 0.548% (1 Month LIBOR USD + 0.440%), 6/25/2037 (e)	$2,998,820	$2,974,601
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A, 0.728% (1 Month LIBOR USD + 0.620%), 10/25/2045 (e)	1,553,606	1,471,531
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class X4, 2.797%, 10/25/2045 (c)(f)(g)	13,432,648	973,437
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class AX1, 0.040%, 1/25/2043 (a)(c)(f)(g)	396,184,044	524,151
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class AX4, 0.250%, 1/25/2043 (a)(f)(g)	41,339,886	227,617
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class B4, 2.790%, 3/25/2044 (a)(g)	1,850,080	1,627,440
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class B5, 2.790%, 4/25/2045 (a)(g)	1,586,897	1,260,752
GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ1, Class B4, 4.237%, 8/25/2049 (a)(g)	1,500,000	1,472,770
GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ1, Class B5, 4.237%, 8/25/2049 (a)(g)	577,000	580,223
GS Mortgage-Backed Securities Corp. Trust, Series 2019-PJ3, Class B6, 4.002%, 3/25/2050 (a)(g)	1,825,422	1,525,569
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ5, Class AIOS, 0.215%, 3/25/2051 (f)(g)	194,296,199	744,154
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ5, Class AX1, 0.288%, 3/25/2051 (f)(g)	169,082,652	856,065
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ5, Class B4, 3.288%, 3/25/2051 (g)	2,212,757	2,195,146
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ5, Class B5, 3.288%, 3/25/2051 (g)	1,809,907	1,571,483
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class AIOS, 0.218%, 5/25/2051 (a)(f)(g)	423,212,793	2,227,369
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class B6, 2.790%, 5/25/2051 (a)(g)	1,709,317	963,959
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class AIOS, 0.220%, 6/25/2051 (a)(f)(g)	351,205,674	2,217,161
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class AX1, 0.265%, 6/25/2051 (a)(f)(g)	330,244,109	2,202,398
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class B4, 2.765%, 6/25/2051 (a)(g)	2,432,800	2,028,097
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class B6, 2.765%, 6/25/2051 (a)(g)	2,079,428	757,931
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ1, Class B5, 2.765%, 6/25/2051 (a)(g)	1,039,000	636,365
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ3, Class B4, 2.654%, 8/25/2051 (a)(g)	1,298,104	1,112,872
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ3, Class B6, 2.654%, 8/25/2051 (a)(g)	2,208,829	797,973
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ3, Class B5, 2.654%, 8/25/2051 (a)(g)	1,298,104	863,449

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class AX1, 0.022%, 9/25/2051 (a)(f)(g)	$541,417,442	$351,380
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class A6, 2.500%, 9/25/2051 (a)(g)	9,383,470	9,613,234
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class B1, 2.622%, 9/25/2051 (a)(g)	5,189,981	5,033,913
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class B5, 2.622%, 9/25/2051 (a)(g)	1,244,000	708,006
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class B4, 2.622%, 9/25/2051 (a)(g)	2,747,117	2,035,053
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class B2, 2.622%, 9/25/2051 (a)(g)	8,176,575	7,816,217
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class B6, 2.622%, 9/25/2051 (a)(g)	2,489,114	906,344
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ5, Class B5, 2.592%, 10/25/2051 (a)(g)	1,194,000	686,329
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ5, Class B6, 2.592%, 10/25/2051 (a)(g)	2,987,778	1,087,136
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ5, Class B4, 2.592%, 10/25/2051 (a)(g)	3,818,789	3,030,621
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ6, Class AX1, 0.027%, 11/25/2051 (a)(c)(f)(g)	923,423,979	1,230,924
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ6, Class A2, 2.500%, 11/25/2051 (a)(g)	18,652,863	18,750,977
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ6, Class B6, 2.683%, 11/25/2051 (a)(g)	4,670,429	1,735,578
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ6, Class B4, 2.683%, 11/25/2051 (a)(g)	5,626,616	4,768,247
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ6, Class B5, 2.683%, 11/25/2051 (a)(g)	1,038,000	605,025
GS Mortgage-Backed Securities Corp. Trust, Series 2021-INV1, Class B3, 3.040%, 12/25/2051 (a)(g)	4,285,454	4,106,018
GS Mortgage-Backed Securities Corp. Trust, Series 2021-INV1, Class B1, 3.040%, 12/25/2051 (a)(g)	4,131,942	4,111,485
GS Mortgage-Backed Securities Corp. Trust, Series 2021-INV1, Class B2, 3.040%, 12/25/2051 (a)(g)	4,131,942	4,042,696
GS Mortgage-Backed Securities Corp. Trust, Series 2021-INV1, Class B6, 3.046%, 12/25/2051 (a)(g)	2,473,320	1,002,498
GS Mortgage-Backed Securities Corp. Trust, Series 2021-INV1, Class B5, 3.046%, 12/25/2051 (a)(g)	1,837,189	1,456,016
GS Mortgage-Backed Securities Corp. Trust, Series 2021-INV1, Class B4, 3.046%, 12/25/2051 (a)(g)	3,061,322	2,702,023
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ7, Class B4, 2.731%, 1/25/2052 (a)(g)	7,807,479	6,792,616
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ7, Class B2, 2.731%, 1/25/2052 (a)(g)	13,318,582	12,628,081
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ7, Class B6, 2.731%, 1/25/2052 (a)(g)	3,252,733	1,114,321

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ7, Class B1, 2.731%, 1/25/2052 (a)(g)	$8,725,831	$8,423,124
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ7, Class B5, 2.731%, 1/25/2052 (a)(g)	1,836,705	1,207,700
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ8, Class B4, 2.780%, 1/25/2052 (a)(g)	3,977,876	3,281,072
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ8, Class B6, 2.780%, 1/25/2052 (a)(g)	3,091,101	1,172,356
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ8, Class B5, 2.780%, 1/25/2052 (a)(g)	1,237,000	752,457
GS Mortgage-Backed Securities Corp. Trust, Series 2021-HP1, Class B2, 3.225%, 1/25/2052 (a)(g)(p)	11,174,999	11,137,574
GS Mortgage-Backed Securities Corp. Trust, Series 2021-HP1, Class B6, 3.225%, 1/25/2052 (a)(g)	4,356,793	2,210,101
GS Mortgage-Backed Securities Corp. Trust, Series 2021-HP1, Class B4, 3.225%, 1/25/2052 (a)(g)	3,788,017	3,436,239
GS Mortgage-Backed Securities Corp. Trust, Series 2021-HP1, Class B5, 3.225%, 1/25/2052 (a)(g)	1,515,406	1,310,278
GS Mortgage-Backed Securities Corp. Trust, Series 2021-HP1, Class B3, 3.225%, 1/25/2052 (a)(g)	3,788,017	3,704,010
GS Mortgage-Backed Securities Corp. Trust, Series 2021-HP1, Class B1, 3.225%, 1/25/2052 (a)(g)	4,734,275	4,791,390
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ9, Class A2, 2.500%, 2/25/2052 (a)(g)	9,560,643	9,474,319
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ9, Class A8, 2.500%, 2/25/2052 (a)(g)	28,242,570	28,129,826
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ9, Class B4, 2.943%, 2/25/2052 (a)(g)	3,466,998	3,079,017
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ9, Class B5, 2.943%, 2/25/2052 (a)(g)	1,300,496	1,000,024
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ9, Class B6, 2.943%, 2/26/2052 (a)(g)	5,679,016	2,263,537
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ10, Class A8, 2.500%, 3/25/2052 (a)(g)	4,814,039	4,879,501
GS Mortgage-Backed Securities Corp. Trust, Series 2020-RPL1, Class B1, 3.795%, 7/25/2059 (a)(g)	6,323,000	6,259,606
GS Mortgage-Backed Securities Trust, Series 2021-PJ2, Class AIOS, 0.220%, 7/25/2051 (a)(f)(g)	367,077,803	2,021,497
GS Mortgage-Backed Securities Trust, Series 2021-PJ2, Class B6, 2.731%, 7/25/2051 (a)(g)	2,352,235	842,361
GS Mortgage-Backed Securities Trust, Series 2021-PJ2, Class B5, 2.731%, 7/25/2051 (a)(g)	1,069,000	669,652
GS Mortgage-Backed Securities Trust, Series 2021-PJ2, Class B2, 2.731%, 7/25/2051 (a)(g)	5,638,148	5,659,252
GS Mortgage-Backed Securities Trust, Series 2021-PJ2, Class B3, 2.731%, 7/25/2051 (a)(g)	4,176,117	4,139,463
GS Mortgage-Backed Securities Trust, Series 2021-PJ2, Class B1, 2.731%, 7/25/2051 (a)(g)	6,264,175	6,405,238
GS Mortgage-Backed Securities Trust, Series 2021-PJ2, Class B4, 2.731%, 7/25/2051 (a)(g)	1,253,030	1,059,316
GS Mortgage-Backed Securities Trust, Series 2021-PJ11, Class A2, 2.500%, 4/25/2052 (a)(g)	1,475,845	1,479,378
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B5, 2.735%, 4/25/2052 (a)(g)	849,000	513,563
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B6, 2.735%, 4/25/2052 (a)(g)	2,037,580	751,857
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B1, 2.735%, 4/25/2052 (a)(g)	4,899,876	4,758,906

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B3, 2.735%, 4/25/2052 (a)(g)	$2,703,792	$2,560,539
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B4, 2.735%, 4/25/2052 (a)(g)	1,523,773	1,107,029
GS Mortgage-Backed Securities Trust, Series 2021-MM1, Class B2, 2.735%, 4/25/2052 (a)(g)	4,900,871	4,648,859
GS Mortgage-Backed Securities Trust, Series 2021-PJ11, Class B5, 2.874%, 4/25/2052 (a)(g)	1,606,000	1,052,229
GS Mortgage-Backed Securities Trust, Series 2021-PJ11, Class B4, 2.874%, 4/25/2052 (a)(g)	1,300,000	1,008,554
GS Mortgage-Backed Securities Trust, Series 2021-PJ11, Class B6, 2.874%, 4/25/2052 (a)(g)	2,944,289	1,198,143
GS Mortgage-Backed Securities Trust, Series 2022-GR1, Class B5, 3.214%, 6/25/2052 (a)(g)	1,233,000	1,027,800
GS Mortgage-Backed Securities Trust, Series 2022-GR1, Class B4, 3.214%, 6/25/2052 (a)(g)	3,946,000	3,540,552
GS Mortgage-Backed Securities Trust, Series 2022-GR1, Class B3, 3.214%, 6/25/2052 (a)(g)	4,440,000	4,250,297
GS Mortgage-Backed Securities Trust, Series 2022-GR1, Class B2, 3.214%, 6/25/2052 (a)(g)	10,854,000	10,582,281
GS Mortgage-Backed Securities Trust, Series 2022-GR1, Class B6, 3.214%, 6/25/2052 (a)(g)	5,675,047	2,989,252
GS Mortgage-Backed Securities Trust, Series 2022-GR1, Class B1, 3.214%, 6/25/2052 (a)(g)	6,659,000	6,592,663
GSAA Home Equity Trust, Series 2005-14, Class 2A2, 0.608% (1 Month LIBOR USD + 0.500%), 12/25/2035 (e)	1,601,384	1,117,005
GSAA Home Equity Trust, Series 2005-14, Class 2A3, 0.808% (1 Month LIBOR USD + 0.700%), 12/25/2035 (e)	3,250,215	3,076,439
GSAA Home Equity Trust, Series 2005-15, Class 2A2, 0.608% (1 Month LIBOR USD + 0.500%), 1/25/2036 (e)	2,009,646	1,227,468
GSAA Home Equity Trust, Series 2006-10, Class AF2, 5.825%, 6/25/2036 (g)	9,579,943	3,599,970
GSAA Home Equity Trust, Series 2006-16, Class A2, 0.448% (1 Month LIBOR USD + 0.340%), 10/27/2036 (e)	1,543,615	746,662
GSAA Home Equity Trust, Series 2006-18, Class AF3A, 5.772%, 11/25/2036 (g)	6,747,590	3,613,651
GSAA Home Equity Trust, Series 2006-20, Class 1A2, 0.468% (1 Month LIBOR USD + 0.360%), 1/25/2037 (e)	10,949,660	5,687,538
GSAA Home Equity Trust, Series 2006-20, Class A4A, 0.568% (1 Month LIBOR USD + 0.460%), 1/25/2037 (e)	2,627,120	1,677,180
GSAA Home Equity Trust, Series 2007-1, Class 1A2, 0.448% (1 Month LIBOR USD + 0.340%), 2/25/2037 (e)	1,938,205	1,012,495
GSAA Home Equity Trust, Series 2007-2, Class AV1, 0.188% (1 Month LIBOR USD + 0.080%), 3/25/2037 (e)	3,493,684	918,961
GSAA Home Equity Trust, Series 2007-3, Class 1A1A, 0.248% (1 Month LIBOR USD + 0.140%), 3/25/2037 (e)	6,127,168	4,381,562
GSAA Home Equity Trust, Series 2007-4, Class A2, 0.508% (1 Month LIBOR USD + 0.400%), 3/25/2037 (e)	1,298,341	526,337
GSAA Home Equity Trust, Series 2007-2, Class AF4A, 6.483%, 3/25/2037 (n)	2,092,403	1,037,995
GSAA Home Equity Trust, Series 2007-5, Class 2A1A, 0.348% (1 Month LIBOR USD + 0.240%), 5/25/2037 (e)	2,808,818	2,739,847

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
GSAA Home Equity Trust, Series 2007-5, Class 1F4A, 6.032%, 5/25/2037 (n)	$4,982,888	$3,340,543
GSAA Home Equity Trust, Series 2007-10, Class A2A, 6.500%, 11/25/2037	2,369,911	1,439,427
GSMBS PT, Series 2022-LTV1, 3.286%, 12/25/2051 (a)	330,282,439	338,726,770
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B4, 0.254% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(e)	5,709,149	4,701,056
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B2, 0.254% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(e)	5,707,000	5,412,376
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B3, 0.254% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(e)	5,707,000	5,136,329
GSMSC Resecuritization Trust, Series 2014-5R, Class 3B1, 0.254% (1 Month LIBOR USD + 0.150%), 2/26/2037 (a)(e)	5,700,341	5,641,582
GSR Mortgage Loan Trust, Series 2005-AR3, Class 8A1, 2.189%, 5/25/2035 (g)	653,089	676,996
GSR Mortgage Loan Trust, Series 2005-AR3, Class 5A1, 2.423%, 5/25/2035 (g)	1,216,504	1,175,672
GSR Mortgage Loan Trust, Series 2005-6F, Class 3A6, 0.438% (1 Month LIBOR USD + 0.330%), 7/25/2035 (e)	2,175,017	1,959,583
GSR Mortgage Loan Trust, Series 2005-6F, Class 3A1, 0.608% (1 Month LIBOR USD + 0.500%), 7/25/2035 (e)	646,505	614,166
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 2.605%, 10/25/2035 (g)	947,229	751,937
GSR Mortgage Loan Trust, Series 2006-1F, Class 2A5, 6.000%, 2/25/2036	1,029,226	865,076
GSR Mortgage Loan Trust, Series 2006-2F, Class 3A4, 6.000%, 2/25/2036	315,135	253,320
GSR Mortgage Loan Trust, Series 2006-6F, Class 3A1, 6.500%, 7/25/2036	6,838,833	5,083,619
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 2.755%, 3/25/2037 (g)	5,787,661	4,653,615
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A7, 6.000%, 3/25/2037	6,921,813	5,985,846
GSR Mortgage Loan Trust, Series 2007-2F, Class 3A3, 6.000%, 3/25/2037	318,511	276,121
GSR Mortgage Loan Trust, Series 2007-3F, Class 4A1, 0.408% (1 Month LIBOR USD + 0.300%), 4/25/2037 (e)	5,001,305	1,999,567
HarborView Mortgage Loan Trust, Series 2004-7, Class X1, 0.500%, 11/19/2034 (c)(f)(g)	1,830,398	22,318
HarborView Mortgage Loan Trust, Series 2004-9, Class 4A2, 0.883% (1 Month LIBOR USD + 0.780%), 12/19/2034 (e)	2,528,304	2,298,043
HarborView Mortgage Loan Trust, Series 2004-11, Class X1, 2.210%, 1/19/2035 (c)(f)(g)	7,822,941	640,793
HarborView Mortgage Loan Trust, Series 2005-1, Class X, 2.050%, 3/19/2035 (c)(f)(g)	6,928,954	438,319
HarborView Mortgage Loan Trust, Series 2005-3, Class X2, 2.376%, 6/19/2035 (c)(f)(g)	53,271,470	3,528,862
HarborView Mortgage Loan Trust, Series 2005-4, Class 3A1, 2.662%, 7/19/2035 (g)	940,700	871,750
HarborView Mortgage Loan Trust, Series 2005-8, Class 2XA1, 1.316%, 9/19/2035 (c)(f)(g)	24,232,967	901,442
HarborView Mortgage Loan Trust, Series 2005-8, Class 2A2A, 1.587% (12 Month US Treasury Average + 1.500%), 9/19/2035 (e)	1,411,352	1,339,004
HarborView Mortgage Loan Trust, Series 2005-12, Class X2B, 1.621%, 10/19/2035 (c)(f)(g)	9,043,418	607,645
HarborView Mortgage Loan Trust, Series 2005-10, Class X, 1.967%, 11/19/2035 (c)(f)(g)	37,694,350	577,214
HarborView Mortgage Loan Trust, Series 2005-13, Class X, 1.280%, 2/19/2036 (c)(f)(g)	17,484,479	392,264
HarborView Mortgage Loan Trust, Series 2006-10, Class 2A1A, 0.283% (1 Month LIBOR USD + 0.180%), 11/19/2036 (e)(i)	19,041,353	18,561,834
HarborView Mortgage Loan Trust, Series 2006-9, Class 2A1A, 0.523% (1 Month LIBOR USD + 0.420%), 11/19/2036 (e)	709,560	637,600
HarborView Mortgage Loan Trust, Series 2006-12, Class 2A2A, 0.293% (1 Month LIBOR USD + 0.190%), 12/19/2036 (e)(i)	27,995,114	26,794,908
HarborView Mortgage Loan Trust, Series 2006-SB1, Class A1A, 0.937% (12 Month US Treasury Average + 0.850%), 12/19/2036 (e)	5,669,705	5,363,665
HarborView Mortgage Loan Trust, Series 2006-14, Class 2A1A, 0.253% (1 Month LIBOR USD + 0.150%), 2/19/2037 (e)(i)	17,941,540	16,718,053

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
HarborView Mortgage Loan Trust, Series 2007-1, Class 2A1A, 0.363% (1 Month LIBOR USD + 0.260%), 3/19/2037 (e)	$24,363,296	$23,262,367
HarborView Mortgage Loan Trust, Series 2007-2, Class 2A1A, 0.268% (1 Month LIBOR USD + 0.320%), 4/25/2037 (e)(i)	14,038,292	12,695,557
HarborView Mortgage Loan Trust, Series 2007-3, Class 2A1A, 0.303% (1 Month LIBOR USD + 0.200%), 5/19/2037 (e)(i)	20,901,435	20,381,805
HarborView Mortgage Loan Trust, Series 2007-6, Class 2A1A, 0.293% (1 Month LIBOR USD + 0.190%), 8/19/2037 (e)	1,845,905	1,788,704
HarborView Mortgage Loan Trust, Series 2007-6, Class 1A1A, 0.303% (1 Month LIBOR USD + 0.200%), 8/19/2037 (e)(i)	19,192,762	17,830,652
HarborView Mortgage Loan Trust, Series 2007-5, Class A1A, 0.293% (1 Month LIBOR USD + 0.190%), 9/19/2037 (e)	4,587,546	4,396,167
HarborView Mortgage Loan Trust, Series 2007-7, Class 1A1, 1.108% (1 Month LIBOR USD + 1.000%), 10/25/2037 (e)(i)	15,984,556	16,037,241
HarborView Mortgage Loan Trust, Series 2005-11, Class X, 2.542%, 8/19/2045 (c)(f)(g)	10,069,731	702,918
HarborView Mortgage Loan Trust, Series 2005-15, Class 2A11, 0.644% (1 Month LIBOR USD + 0.540%), 10/20/2045 (e)	3,566,616	3,539,624
HarborView Mortgage Loan Trust, Series 2005-15, Class 3A11, 2.087% (12 Month US Treasury Average + 2.000%), 10/20/2045 (e)	3,182,664	2,970,588
HarborView Mortgage Loan Trust, Series 2006-4, Class 1A2A, 0.483% (1 Month LIBOR USD + 0.380%), 5/19/2046 (e)	5,344,371	3,121,674
HarborView Mortgage Loan Trust, Series 2006-13, Class A, 0.283% (1 Month LIBOR USD + 0.180%), 11/19/2046 (e)	5,695,985	5,079,947
Home RE Ltd., Series 2019-1, Class M2, 3.358% (1 Month LIBOR USD + 3.250%), 5/25/2029 (a)(e)	20,083,000	20,221,613
Home RE Ltd., Series 2020-1, Class M1C, 4.258% (1 Month LIBOR USD + 4.150%), 10/25/2030 (a)(e)	2,500,000	2,531,430
Home RE Ltd., Series 2020-1, Class M2, 5.358% (1 Month LIBOR USD + 5.250%), 10/25/2030 (a)(e)	1,750,000	1,802,703
Home RE Ltd., Series 2021-1, Class M1C, 2.408% (1 Month LIBOR USD + 2.300%), 7/25/2033 (a)(e)	9,182,587	9,252,026
Home RE Ltd., Series 2021-1, Class B1, 3.758% (1 Month LIBOR USD + 3.650%), 7/25/2033 (a)(e)	3,333,042	3,310,584
Home RE Ltd., Series 2021-2, Class M2, 3.300% (SOFR30A + 3.250%), 1/25/2034 (a)(e)	11,250,000	11,137,579
HomeBanc Mortgage Trust, Series 2005-1, Class A1, 0.608% (1 Month LIBOR USD + 0.500%), 3/25/2035 (e)	5,240,110	4,777,214
HomeBanc Mortgage Trust, Series 2005-1, Class A2, 0.728% (1 Month LIBOR USD + 0.620%), 3/25/2035 (e)	833,218	742,127
HomeBanc Mortgage Trust, Series 2005-5, Class A1, 0.628% (1 Month LIBOR USD + 0.520%), 1/25/2036 (e)	2,196,886	2,178,048
HomeBanc Mortgage Trust, Series 2006-1, Class 3A2, 2.458%, 4/25/2037 (g)	4,901,916	4,784,540
HSI Asset Loan Obligation Trust, Series 2007-AR1, Class 2A1, 2.719%, 1/25/2037 (g)	510,879	449,949
IMPAC CMB Trust, Series 2004-10, Class 3A1, 0.808% (1 Month LIBOR USD + 0.700%), 3/25/2035 (e)	2,421,011	2,258,150
IMPAC CMB Trust, Series 2005-6, Class 1A2, 0.388% (1 Month LIBOR USD + 0.280%), 10/25/2035 (e)	2,004,208	1,933,590
IMPAC CMB Trust, Series 2005-6, Class 1A1, 0.608% (1 Month LIBOR USD + 0.500%), 10/25/2035 (e)(i)	20,043,036	19,488,806

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
IMPAC CMB Trust, Series 2005-7, Class A2, 0.388% (1 Month LIBOR USD + 0.280%), 11/25/2035 (e)	$1,692,702	$1,547,329
IMPAC CMB Trust, Series 2005-7, Class A1, 0.628% (1 Month LIBOR USD + 0.520%), 11/25/2035 (e)(i)	15,199,772	14,780,654
IMPAC CMB Trust, Series 2005-8, Class 1M1, 0.738% (1 Month LIBOR USD + 0.630%), 2/25/2036 (e)	1,828,756	1,707,890
IMPAC Secured Assets CMN Owner Trust, Series 2005-2, Class A2D, 0.968% (1 Month LIBOR USD + 0.860%), 3/25/2036 (e)	653,016	588,427
IMPAC Secured Assets Trust, Series 2006-2, Class 1A2B, 0.448% (1 Month LIBOR USD + 0.340%), 8/25/2036 (e)	6,014,853	5,587,509
IMPAC Secured Assets Trust, Series 2006-2, Class 1A2C, 0.668% (1 Month LIBOR USD + 0.560%), 8/25/2036 (e)(i)	4,315,056	3,249,366
IMPAC Secured Assets Trust, Series 2006-3, Class A7, 0.648% (1 Month LIBOR USD + 0.540%), 11/25/2036 (e)(i)	21,534,213	17,660,488
IMPAC Secured Assets Trust, Series 2006-4, Class A1, 0.488% (1 Month LIBOR USD + 0.380%), 1/25/2037 (e)	7,522,784	6,885,243
IMPAC Secured Assets Trust, Series 2006-4, Class A2C, 0.628% (1 Month LIBOR USD + 0.520%), 1/25/2037 (e)(i)	22,578,076	21,337,952
IMPAC Secured Assets Trust, Series 2007-1, Class A2, 0.428% (1 Month LIBOR USD + 0.160%), 3/25/2037 (e)	625,296	613,651
IMPAC Secured Assets Trust, Series 2007-1, Class A3, 0.588% (1 Month LIBOR USD + 0.240%), 3/25/2037 (e)	8,232,278	7,264,648
IMPAC Secured Assets Trust, Series 2007-2, Class 1A1C, 0.488% (1 Month LIBOR USD + 0.380%), 5/25/2037 (e)(i)	14,816,000	12,446,003
IndyMac Index Mortgage Loan Trust, Series 2004-AR2, Class AX2, 2.755%, 6/25/2034 (c)(f)(g)	7,754,719	7,377,793
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A, 0.908% (1 Month LIBOR USD + 0.800%), 11/25/2034 (e)	471,276	449,515
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class AX2, 2.015%, 12/25/2034 (c)(f)(g)	2,510,354	140,630
IndyMac Index Mortgage Loan Trust, Series 2005-AR2, Class AX2, 2.067%, 2/25/2035 (c)(f)(g)	12,407,483	352,124
IndyMac Index Mortgage Loan Trust, Series 2005-AR4, Class AX2, 2.128%, 3/25/2035 (c)(f)(g)	15,722,764	871,246
IndyMac Index Mortgage Loan Trust, Series 2005-AR6, Class 2A1, 0.588% (1 Month LIBOR USD + 0.480%), 4/25/2035 (e)	2,491,337	2,271,975
IndyMac Index Mortgage Loan Trust, Series 2005-AR8, Class 2A1A, 0.568% (1 Month LIBOR USD + 0.460%), 5/25/2035 (e)	2,869,157	2,686,179
IndyMac Index Mortgage Loan Trust, Series 2005-AR8, Class AX2, 2.312%, 5/25/2035 (c)(f)(g)	20,335,564	1,130,983
IndyMac Index Mortgage Loan Trust, Series 2005-AR5, Class 2A1, 2.502%, 5/25/2035 (g)	1,055,339	985,261
IndyMac Index Mortgage Loan Trust, Series 2005-AR10, Class AX, 2.330%, 6/25/2035 (c)(f)(g)	33,256,616	1,861,207
IndyMac Index Mortgage Loan Trust, Series 2005-AR7, Class 4A1, 3.071%, 6/25/2035 (g)	900,712	873,061
IndyMac Index Mortgage Loan Trust, Series 2005-AR12, Class AX2, 2.561%, 7/25/2035 (c)(f)(g)	52,124,257	2,765,296
IndyMac Index Mortgage Loan Trust, Series 2005-AR14, Class 2X, 2.224%, 8/25/2035 (c)(f)(g)	24,247,189	1,614,717
IndyMac Index Mortgage Loan Trust, Series 2005-AR13, Class 1A1, 2.773%, 8/25/2035 (g)	2,301,835	1,629,632

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1, 2.734%, 10/25/2035 (g)	$5,061,819	$4,755,746
IndyMac Index Mortgage Loan Trust, Series 2006-AR25, Class 5A1, 2.842%, 9/25/2036 (g)	5,008,781	4,514,469
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 3A1, 2.825%, 3/25/2037 (g)	983,393	983,978
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 2.871%, 6/25/2037 (g)	5,646,542	4,770,814
IndyMac Index Mortgage Loan Trust, Series 2007-AR9, Class 2A1, 3.007%, 6/25/2037 (g)	3,777,124	2,879,404
IndyMac Index Mortgage Loan Trust, Series 2007-AR2, Class A1, 3.251%, 6/25/2037 (g)	449,090	413,907
IndyMac Index Mortgage Loan Trust, Series 2007-FLX4, Class 2A1, 0.288% (1 Month LIBOR USD + 0.180%), 7/25/2037 (e)	6,774,599	6,414,834
IndyMac Index Mortgage Loan Trust, Series 2007-AR13, Class 4A1, 2.825%, 7/25/2037 (g)	3,669,597	2,982,124
IndyMac Index Mortgage Loan Trust, Series 2007-FLX5, Class 2A1, 0.288% (1 Month LIBOR USD + 0.180%), 8/25/2037 (e)	3,515,338	3,294,691
IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class AX, 2.452%, 7/25/2045 (c)(f)(g)	16,087,429	921,713
IndyMac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A3A, 0.508% (1 Month LIBOR USD + 0.400%), 11/25/2046 (e)	5,360,991	5,457,875
IndyMac Index Mortgage Loan Trust, Series 2007-AR2, Class A3, 0.468% (1 Month LIBOR USD + 0.360%), 3/25/2047 (e)	8,206,662	6,289,684
JP Morgan Alternative Loan Trust, Series 2006-A7, Class 1A4, 0.568% (1 Month LIBOR USD + 0.460%), 12/25/2036 (e)	1,338,193	1,322,234
JP Morgan Alternative Loan Trust, Series 2007-A2, Class 11A1, 0.468% (1 Month LIBOR USD + 0.360%), 6/25/2037 (e)(i)	30,961,126	22,032,680
JP Morgan Chase Bank, Series 2019-CL1, Class M2, 1.808% (1 Month LIBOR USD + 1.700%), 4/25/2047 (a)(e)	5,643,495	5,649,183
JP Morgan Chase Bank, Series 2019-CL1, Class M4, 2.708% (1 Month LIBOR USD + 2.600%), 4/25/2047 (a)(e)	2,089,397	2,067,345
JP Morgan Chase Bank, Series 2021-CL1, Class M5, 3.700% (SOFR30A + 3.650%), 3/27/2051 (a)(e)	521,940	526,934
JP Morgan Chase Bank, Series 2021-CL1, Class B, 6.950% (SOFR30A + 6.900%), 3/27/2051 (a)(e)	1,151,000	1,162,025
JP Morgan Chase Bank, Series 2020-CL1, Class M2, 2.608% (1 Month LIBOR USD + 2.500%), 10/25/2057 (a)(e)	4,494,470	4,531,518
JP Morgan Chase Bank, Series 2020-CL1, Class M4, 4.458% (1 Month LIBOR USD + 4.350%), 10/25/2057 (a)(e)	1,437,055	1,497,156
JP Morgan Chase Bank, Series 2020-CL1, Class M5, 5.708% (1 Month LIBOR USD + 5.600%), 10/25/2057 (a)(e)	2,760,090	2,884,352
JP Morgan Chase Bank, Series 2020-CL1, Class B, 10.108% (1 Month LIBOR USD + 10.000%), 10/25/2057 (a)(e)	6,746,057	7,371,012
JP Morgan Mortgage Trust, Series 2005-A6, Class 7A1, 2.954%, 8/25/2035 (g)	5,817	5,988
JP Morgan Mortgage Trust, Series 2005-ALT1, Class 2A1, 2.488%, 10/25/2035 (g)	7,056,743	6,228,218
JP Morgan Mortgage Trust, Series 2005-A8, Class 3A1, 2.601%, 11/25/2035 (g)	1,801,162	1,770,810
JP Morgan Mortgage Trust, Series 2005-S3, Class 1A14, 5.500%, 1/25/2036	1,221,259	1,083,026
JP Morgan Mortgage Trust, Series 2006-A6, Class 3A2, 2.539%, 10/25/2036 (g)	598,902	533,157
JP Morgan Mortgage Trust, Series 2006-A6, Class 2A4L, 2.869%, 10/25/2036 (g)	647,692	628,368
JP Morgan Mortgage Trust, Series 2006-A6, Class 1A4L, 3.226%, 10/25/2036 (g)	1,939,357	1,775,621
JP Morgan Mortgage Trust, Series 2006-A7, Class 2A3, 3.111%, 1/25/2037 (g)	1,360,795	1,309,121
JP Morgan Mortgage Trust, Series 2007-A4, Class 3A3, 2.645%, 6/25/2037 (g)	1,622,693	1,564,571
JP Morgan Mortgage Trust, Series 2018-1, Class B1, 3.683%, 6/25/2048 (a)(g)	2,731,345	2,810,516
JP Morgan Mortgage Trust, Series 2017-4, Class B4, 3.924%, 11/25/2048 (a)(g)	7,062,591	7,052,682
JP Morgan Mortgage Trust, Series 2019-1, Class B6, 4.129%, 5/25/2049 (a)(g)	3,682,336	3,506,556

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
JP Morgan Mortgage Trust, Series 2019-1, Class B5, 4.508%, 5/25/2049 (a)(g)	$1,751,511	$1,750,166
JP Morgan Mortgage Trust, Series 2019-LTV1, Class B6, 4.440%, 6/25/2049 (a)(g)	2,809,413	2,820,221
JP Morgan Mortgage Trust, Series 2019-LTV1, Class B4, 4.659%, 6/25/2049 (a)(g)	6,603,594	6,733,658
JP Morgan Mortgage Trust, Series 2019-LTV1, Class B5, 4.659%, 6/25/2049 (a)(g)	2,439,080	2,453,015
JP Morgan Mortgage Trust, Series 2019-6, Class B4, 4.172%, 12/25/2049 (a)(g)	4,793,049	4,852,881
JP Morgan Mortgage Trust, Series 2019-6, Class B5, 4.172%, 12/25/2049 (a)(g)	1,919,339	1,884,041
JP Morgan Mortgage Trust, Series 2019-7, Class AX1, 0.066%, 2/25/2050 (a)(c)(f)(g)	33,011,800	19,345
JP Morgan Mortgage Trust, Series 2019-7, Class B6, 2.957%, 2/25/2050 (a)(c)(g)	1,306,069	1,011,637
JP Morgan Mortgage Trust, Series 2019-7, Class B5, 3.884%, 2/25/2050 (a)(g)	1,199,000	1,129,736
JP Morgan Mortgage Trust, Series 2019-7, Class B4, 3.884%, 2/25/2050 (a)(g)	3,033,660	3,016,183
JP Morgan Mortgage Trust, Series 2019-8, Class AX1, 0.095%, 3/25/2050 (a)(c)(f)(g)	78,717,052	133,662
JP Morgan Mortgage Trust, Series 2019-8, Class B6, 3.699%, 3/25/2050 (a)(g)(j)	2,413,775	2,145,595
JP Morgan Mortgage Trust, Series 2019-8, Class B5, 4.095%, 3/25/2050 (a)(g)	1,834,999	1,785,524
JP Morgan Mortgage Trust, Series 2019-9, Class B6, 3.448%, 5/25/2050 (a)(g)	5,085,988	4,480,232
JP Morgan Mortgage Trust, Series 2019-9, Class B5, 3.813%, 5/25/2050 (a)(g)	2,614,804	2,590,094
JP Morgan Mortgage Trust, Series 2019-9, Class B4, 3.813%, 5/25/2050 (a)(g)	2,941,175	3,007,225
JP Morgan Mortgage Trust, Series 2020-1, Class B6, 3.102%, 6/25/2050 (a)(g)	3,526,987	3,092,931
JP Morgan Mortgage Trust, Series 2020-1, Class B4, 3.857%, 6/25/2050 (a)(g)	4,040,651	4,028,275
JP Morgan Mortgage Trust, Series 2020-1, Class B5, 3.857%, 6/25/2050 (a)(g)	2,239,943	2,223,677
JP Morgan Mortgage Trust, Series 2020-LTV1, Class B6, 4.171%, 6/25/2050 (a)(g)	9,309,591	9,095,350
JP Morgan Mortgage Trust, Series 2020-LTV1, Class B5, 4.296%, 6/25/2050 (a)(g)	2,914,941	2,955,937
JP Morgan Mortgage Trust, Series 2020-2, Class B3A, 3.671%, 7/25/2050 (a)(g)	8,641,232	8,826,759
JP Morgan Mortgage Trust, Series 2020-3, Class B5, 3.849%, 8/25/2050 (a)(g)	1,716,667	1,712,970
JP Morgan Mortgage Trust, Series 2020-LTV2, Class B6, 4.019%, 11/25/2050 (a)(g)	8,729,436	8,264,305
JP Morgan Mortgage Trust, Series 2020-LTV2, Class B5, 4.088%, 11/25/2050 (a)(g)	3,174,114	3,210,857
JP Morgan Mortgage Trust, Series 2020-LTV2, Class B4, 4.088%, 11/25/2050 (a)(g)	7,737,024	7,826,975
JP Morgan Mortgage Trust, Series 2020-5, Class B6, 3.482%, 12/25/2050 (a)(g)	4,062,829	3,458,512
JP Morgan Mortgage Trust, Series 2020-5, Class B4, 3.619%, 12/25/2050 (a)(g)	3,630,772	3,604,122
JP Morgan Mortgage Trust, Series 2020-5, Class B5, 3.619%, 12/25/2050 (a)(g)	1,814,418	1,723,274
JP Morgan Mortgage Trust, Series 2020-9, Class B6, 2.853%, 5/25/2051 (a)(g)	1,075,745	696,049
JP Morgan Mortgage Trust, Series 2021-3, Class B6, 2.859%, 7/25/2051 (a)(g)	3,197,860	1,413,147
JP Morgan Mortgage Trust, Series 2021-3, Class B4, 2.967%, 7/25/2051 (a)(g)	2,153,176	1,925,738
JP Morgan Mortgage Trust, Series 2021-3, Class B5, 2.967%, 7/25/2051 (a)(g)	2,593,019	1,923,857
JP Morgan Mortgage Trust, Series 2021-6, Class B6, 2.688%, 10/25/2051 (a)(g)	4,692,922	1,826,903
JP Morgan Mortgage Trust, Series 2021-6, Class B2, 2.849%, 10/25/2051 (a)(g)	13,070,282	12,616,900
JP Morgan Mortgage Trust, Series 2021-6, Class B3, 2.863%, 10/25/2051 (a)(g)	13,070,282	12,363,820
JP Morgan Mortgage Trust, Series 2021-6, Class B4, 2.863%, 10/25/2051 (a)(g)	3,844,605	3,359,220
JP Morgan Mortgage Trust, Series 2021-6, Class B5, 2.863%, 10/25/2051 (a)(g)	3,075,881	2,470,120
JP Morgan Mortgage Trust, Series 2021-7, Class B6, 2.709%, 11/25/2051 (a)(g)	2,871,998	1,065,836
JP Morgan Mortgage Trust, Series 2021-7, Class B5, 2.820%, 11/25/2051 (a)(g)	1,884,974	1,247,025
JP Morgan Mortgage Trust, Series 2021-7, Class B4, 2.820%, 11/25/2051 (a)(g)	1,884,974	1,637,686
JP Morgan Mortgage Trust, Series 2021-8, Class B6, 2.324%, 12/25/2051 (a)(g)	3,256,473	1,268,259
JP Morgan Mortgage Trust, Series 2021-10, Class B6, 2.467%, 12/25/2051 (a)(g)	4,063,990	1,558,187
JP Morgan Mortgage Trust, Series 2021-10, Class B5, 2.827%, 12/25/2051 (a)(g)	2,510,805	1,900,134
JP Morgan Mortgage Trust, Series 2021-8, Class B4, 2.869%, 12/25/2051 (a)(g)	3,213,911	2,824,616
JP Morgan Mortgage Trust, Series 2021-8, Class B5, 2.869%, 12/25/2051 (a)(g)	2,295,228	1,635,940
JP Morgan Mortgage Trust, Series 2021-15, Class B6, 3.129%, 6/25/2052 (a)(g)	8,527,583	4,027,023
JP Morgan Mortgage Trust, Series 2021-15, Class B5, 3.129%, 6/25/2052 (a)(g)	4,262,743	3,591,881
JP Morgan Mortgage Trust, Series 2021-15, Class B4, 3.129%, 6/25/2052 (a)(g)	5,329,927	4,793,203

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
JP Morgan Mortgage Trust, Series 2021-15, Class B3, 3.129%, 6/25/2052 (a)(g)	$9,161,404	$8,914,422
JP Morgan Mortgage Trust, Series 2022-1, Class B6, 3.106%, 7/25/2052 (a)(g)	6,039,914	2,466,949
JP Morgan Mortgage Trust, Series 2022-1, Class B5, 3.106%, 7/25/2052 (a)(g)	7,047,000	5,603,204
JP Morgan Mortgage Trust, Series 2022-1, Class B4, 3.106%, 7/25/2052 (a)(g)	14,500,000	12,810,417
Lake Summit Mortgage Trust, Series 2019-1, 8.440%, 8/15/2049 (c)(g)	5,165,658	5,309,211
Lake Summit Mortgage Trust, Series 2019-1B, 6.026%, 8/28/2049 (g)	298,484,916	300,947,715
Lake Summit Mortgage Trust, Series C, 7.850%, 6/25/2051 (g)	11,518,159	11,481,232
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.750%, 1/25/2059 (a)(n)	6,500,007	6,552,696
Legacy Mortgage Asset Trust, Series 2021-GS1, Class A2, 3.844%, 10/25/2066 (a)(n)	4,000,000	4,295,952
Lehman Mortgage Trust, Series 2007-5, Class PO1, 0.000%, 6/25/2037 (d)	18,398	14,109
Lehman Mortgage Trust, Series 2007-9, Class AP, 0.000%, 10/25/2037 (d)	19,512	15,185
Lehman XS Trust, Series 2005-3, Class 3A3A, 4.983%, 9/25/2035 (n)	1,370,658	1,350,886
Lehman XS Trust, Series 2007-9, Class WFIO, 0.550%, 4/25/2037 (c)(f)	21,137,366	89,179
Lehman XS Trust, Series 2007-12N, Class 2A1, 0.288% (1 Month LIBOR USD + 0.180%), 7/25/2037 (e)	4,457,813	4,084,093
Lehman XS Trust, Series 2006-10N, Class 1A3A, 0.528% (1 Month LIBOR USD + 0.420%), 7/25/2046 (e)	1,624,697	1,674,184
Lehman XS Trust, Series 2006-GP4, Class 3A4, 0.808% (1 Month LIBOR USD + 0.700%), 8/25/2046 (e)	5,940,503	5,382,072
LSTAR Securities Investment Ltd., Series 2019-4, Class A1, 2.602% (1 Month LIBOR USD + 2.500%), 5/1/2024 (a)(e)	5,600,863	5,568,076
Luminent Mortgage Trust, Series 2006-1, Class A1, 0.828% (1 Month LIBOR USD + 0.720%), 4/25/2036 (e)	4,116,154	3,776,308
Luminent Mortgage Trust, Series 2006-1, Class X, 2.820%, 4/25/2036 (c)(f)(g)	28,932,788	1,868,190
Luminent Mortgage Trust, Series 2006-3, Class 12X, 1.000%, 5/25/2036 (c)(f)	9,570,825	218,933
Luminent Mortgage Trust, Series 2006-3, Class 12A1, 0.528% (1 Month LIBOR USD + 0.420%), 5/27/2036 (e)	1,936,397	1,832,107
Luminent Mortgage Trust, Series 2006-5, Class A1A, 0.488% (1 Month LIBOR USD + 0.380%), 7/25/2036 (e)(i)	27,957,311	21,216,216
Luminent Mortgage Trust, Series 2006-5, Class X, 2.118%, 7/25/2036 (c)(f)(g)	30,822,703	2,095,759
Luminent Mortgage Trust, Series 2007-1, Class 1A1, 0.428% (1 Month LIBOR USD + 0.320%), 11/25/2036 (e)	2,645,156	2,526,944
Luminent Mortgage Trust, Series 2006-7, Class 2A1, 0.278% (1 Month LIBOR USD + 0.170%), 12/26/2036 (e)	10,293,831	9,600,974
Luminent Mortgage Trust, Series 2007-2, Class 1A2, 0.668% (1 Month LIBOR USD + 0.560%), 5/26/2037 (e)	4,551,439	4,282,954
Luminent Mortgage Trust, Series 2006-2, Class X, 2.152%, 2/25/2046 (c)(f)(g)	35,259,510	1,659,348
Luminent Mortgage Trust, Series 2006-6, Class A1, 0.508% (1 Month LIBOR USD + 0.400%), 10/25/2046 (e)(i)	10,883,654	10,617,679
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 2A2, 2.493%, 12/25/2034 (g)	5,882	5,963
MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 5A1, 2.480%, 3/25/2035 (g)	17,016	17,704
MASTR Adjustable Rate Mortgages Trust, Series 2005-7, Class 2A1, 2.589%, 9/25/2035 (g)	1,647,303	1,631,876
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 2.319%, 1/25/2036 (g)	1,114,239	1,101,678
MASTR Alternative Loan Trust, Series 2007-1, Class 15PO, 0.000%, 10/1/2033 (d)	10,790	3,887
MASTR Alternative Loan Trust, Series 2004-6, Class 30PO, 0.000%, 7/25/2034 (d)	98,576	90,963
MASTR Alternative Loan Trust, Series 2005-5, Class 3A1, 5.750%, 8/25/2035	2,110,253	1,694,907
MASTR Alternative Loan Trust, Series 2006-1, Class A2, 0.808% (1 Month LIBOR USD + 0.700%), 2/25/2036 (e)	2,193,619	842,244

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
MASTR Alternative Loan Trust, Series 2006-2, Class 1A2, 6.000%, 3/25/2036	$383,512	$383,462
MASTR Alternative Loan Trust, Series 2007-HF1, Class 4A1, 7.000%, 10/25/2047	17,028,186	11,875,763
MASTR Asset Securitization Trust, Series 2005-2, Class PO, 0.000%, 11/25/2035 (d)	34,653	25,534
MASTR Asset Securitization Trust, Series 2007-1, Class AP, 0.000%, 11/25/2037 (c)(d)	403	335
MASTR Resecuritization Trust, Series 2008-4, Class A1, 6.000%, 6/27/2036 (a)(g)	1,658,223	1,542,007
Mello Mortgage Capital Acceptance, Series 2018-MTG1, Class B5, 3.773%, 3/25/2048 (a)(g)	1,499,000	1,396,953
Mello Mortgage Capital Acceptance, Series 2018-MTG1, Class B4, 3.773%, 3/25/2048 (a)(g)	1,799,000	1,842,307
Mello Mortgage Capital Acceptance, Series 2021-MTG1, Class B6, 2.653%, 4/25/2051 (a)(g)	1,532,628	523,578
Mello Mortgage Capital Acceptance, Series 2021-MTG1, Class B5, 2.653%, 4/25/2051 (a)(g)	562,652	374,020
Mello Mortgage Capital Acceptance, Series 2021-MTG1, Class B4, 2.653%, 4/25/2051 (a)(g)	1,126,285	945,866
Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class B4, 2.688%, 6/25/2051 (a)(g)	1,721,230	1,437,606
Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class B5, 2.688%, 6/25/2051 (a)(g)	349,000	199,180
Mello Mortgage Capital Acceptance, Series 2021-MTG2, Class B6, 2.688%, 6/25/2051 (a)(g)	1,209,493	443,465
Mello Mortgage Capital Acceptance, Series 2021-MTG3, Class B6, 2.918%, 7/25/2051 (a)(g)	1,137,709	409,341
Mello Mortgage Capital Acceptance, Series 2021-MTG3, Class B5, 2.918%, 7/25/2051 (a)(g)	488,000	297,005
Mello Mortgage Capital Acceptance, Series 2021-INV4, Class B6, 3.220%, 12/26/2051 (a)(g)	4,039,472	2,156,888
Mello Mortgage Capital Acceptance, Series 2021-INV4, Class B2, 3.220%, 12/26/2051 (a)(g)	9,306,831	9,397,861
Mello Mortgage Capital Acceptance, Series 2021-INV4, Class B3, 3.220%, 12/26/2051 (a)(g)	2,808,594	2,792,925
Mello Mortgage Capital Acceptance, Series 2021-INV4, Class B5, 3.220%, 12/26/2051 (a)(g)	1,228,884	1,053,803
Mello Mortgage Capital Acceptance, Series 2021-INV4, Class B4, 3.220%, 12/26/2051 (a)(g)	3,161,412	2,925,833
Mello Mortgage Capital Acceptance, Series 2021-INV4, Class B1, 3.220%, 12/26/2051 (a)(g)	5,794,594	5,946,725
Mello Warehouse Securitization Trust, Series 2020-1, Class F, 4.108% (1 Month LIBOR USD + 4.000%), 10/27/2053 (a)(e)	8,250,000	8,357,514
Mello Warehouse Securitization Trust, Series 2020-1, Class G, 5.608% (1 Month LIBOR USD + 5.500%), 10/27/2053 (a)(e)	15,000,000	15,156,165
Mello Warehouse Securitization Trust, Series 2020-2, Class F, 3.358% (1 Month LIBOR USD + 3.250%), 11/25/2053 (a)(e)	5,500,000	5,485,915
Mello Warehouse Securitization Trust, Series 2020-2, Class G, 4.858% (1 Month LIBOR USD + 4.750%), 11/25/2053 (a)(e)	6,000,000	6,026,508
Mello Warehouse Securitization Trust, Series 2021-2, Class E, 2.858% (1 Month LIBOR USD + 2.750%), 4/26/2055 (a)(e)	4,500,000	4,488,318
Mello Warehouse Securitization Trust, Series 2021-2, Class F, 4.858% (1 Month LIBOR USD + 4.750%), 4/26/2055 (a)(e)	5,000,000	5,035,830
Mello Warehouse Securitization Trust, Series 2021-3, Class B, 1.258% (1 Month LIBOR USD + 1.150%), 11/26/2055 (a)(e)	5,500,000	5,540,167
Mello Warehouse Securitization Trust, Series 2021-3, Class C, 1.458% (1 Month LIBOR USD + 1.350%), 11/26/2055 (a)(e)(p)	52,500,000	52,884,825
Mello Warehouse Securitization Trust, Series 2021-3, Class D, 2.108% (1 Month LIBOR USD + 2.000%), 11/26/2055 (a)(e)	46,750,000	47,092,678
Mello Warehouse Securitization Trust, Series 2021-3, Class E, 3.358% (1 Month LIBOR USD + 3.250%), 11/26/2055 (a)(e)	41,500,000	41,804,195
Mello Warehouse Securitization Trust, Series 2021-3, Class F, 5.258% (1 Month LIBOR USD + 5.150%), 11/26/2055 (a)(e)	18,750,000	18,887,438
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-1, Class 1A1, 2.754%, 4/25/2037 (g)	1,822,205	1,717,551
Merrill Lynch Mortgage Investors Trust, Series 2003-B, Class A1, 0.788% (1 Month LIBOR USD + 0.680%), 4/25/2028 (e)	1,251,528	1,226,538
Merrill Lynch Mortgage Investors Trust, Series 2004-A, Class A1, 0.568% (1 Month LIBOR USD + 0.460%), 4/25/2029 (e)	933,086	903,327

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Merrill Lynch Mortgage Investors Trust, Series 2005-A9, Class 2A1E, 2.479%, 12/25/2035 (g)	$1,189,209	$1,171,442
Merrill Lynch Mortgage Investors Trust, Series 2006-A3, Class 3A1, 2.652%, 5/25/2036 (g)	607,896	550,505
Merrill Lynch Mortgage Investors Trust, Series 2007-MLN1, Class A1, 0.358% (1 Month LIBOR USD + 0.250%), 3/25/2037 (e)	27,000,113	24,162,266
Merrill Lynch Mortgage Investors Trust, Series 2006-WMC2, Class A1, 0.588% (1 Month LIBOR USD + 0.480%), 3/25/2037 (e)	24,301,490	8,063,915
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AV2B, 0.258% (1 Month LIBOR USD + 0.150%), 9/25/2037 (e)	5,766,256	4,305,439
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AV1, 0.268% (1 Month LIBOR USD + 0.160%), 9/25/2037 (e)	5,560,812	4,204,947
Merrill Lynch Mortgage Investors Trust, Series 2006-AF2, Class AV2C, 0.338% (1 Month LIBOR USD + 0.230%), 9/25/2037 (e)	10,587,890	8,109,678
MFA Trust, Series 2021-AEI2, Class B6, 2.758%, 10/25/2051 (a)(g)	4,188,184	2,140,300
MFA Trust, Series 2021-AEI2, Class B4, 3.302%, 10/25/2051 (a)(g)	2,899,282	2,629,043
MFA Trust, Series 2021-AEI2, Class B1, 3.302%, 10/25/2051 (a)(g)	3,271,539	3,298,281
MFA Trust, Series 2021-AEI2, Class B2, 3.302%, 10/25/2051 (a)(g)	6,016,209	5,984,233
MFA Trust, Series 2021-AEI2, Class B5, 3.302%, 10/25/2051 (a)(g)	2,092,595	1,761,686
MFA Trust, Series 2021-RPL1, Class A2, 2.072%, 7/25/2060 (a)(g)	4,106,000	3,871,145
MFA Trust, Series 2021-RPL1, Class M2, 2.855%, 7/25/2060 (a)(g)	4,500,000	4,451,094
Morgan Stanley ABS Capital, Inc. Trust, Series 2007-HE6, Class A1, 0.168% (1 Month LIBOR USD + 0.060%), 5/25/2037 (e)	5,496,396	5,173,350
Morgan Stanley ABS Capital, Inc. Trust, Series 2007-HE6, Class A3, 0.288% (1 Month LIBOR USD + 0.180%), 5/25/2037 (e)(i)	15,963,569	14,939,745
Morgan Stanley ABS Capital, Inc. Trust, Series 2007-HE6, Class A4, 0.358% (1 Month LIBOR USD + 0.250%), 5/25/2037 (e)	2,298,754	2,118,564
Morgan Stanley Mortgage Loan Trust, Series 2005-1, Class 4A1, 0.408% (1 Month LIBOR USD + 0.300%), 3/25/2035 (e)	1,410,142	1,323,992
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 3A, 2.329%, 7/25/2035 (g)	893,334	840,516
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 1A, 2.360%, 7/25/2035 (g)(i)	8,686,115	6,893,057
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 5A1, 2.663%, 11/25/2035 (g)	2,319,133	1,845,596
Morgan Stanley Mortgage Loan Trust, Series 2005-9AR, Class 1A, 0.398% (1 Month LIBOR USD + 0.290%), 12/25/2035 (e)	1,851,680	1,542,042
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1A1, 0.358% (1 Month LIBOR USD + 0.250%), 3/25/2036 (e)	2,308,055	1,829,669
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1A3, 0.368% (1 Month LIBOR USD + 0.260%), 3/25/2036 (e)	1,394,606	1,107,799
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A1, 3.024%, 3/25/2036 (g)	6,654,600	5,892,482
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 3.024%, 3/25/2036 (g)	3,382,352	2,997,728
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 1AX, 3.819%, 3/25/2036 (c)(f)(g)	17,344,154	1,983,408
Morgan Stanley Mortgage Loan Trust, Series 2006-5AR, Class AX, 3.021%, 4/25/2036 (c)(f)(g)	19,030,452	1,519,182
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 4A2, 0.858% (1 Month LIBOR USD + 0.750%), 6/25/2036 (e)	3,860,042	1,899,044
Morgan Stanley Mortgage Loan Trust, Series 2006-9AR, Class A1, 0.448% (1 Month LIBOR USD + 0.340%), 8/25/2036 (e)	2,103,047	875,404
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 2A3, 6.000%, 8/25/2036	2,407,775	1,816,601
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 1A6, 6.731%, 8/25/2036 (n)	2,722,201	1,046,199
Morgan Stanley Mortgage Loan Trust, Series 2006-11, Class 1A3, 6.924%, 8/25/2036 (n)	3,392,246	1,304,427

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Morgan Stanley Mortgage Loan Trust, Series 2006-13AX, Class A2, 0.448% (1 Month LIBOR USD + 0.340%), 10/25/2036 (e)	$13,046,585	$5,572,118
Morgan Stanley Mortgage Loan Trust, Series 2007-8XS, Class A5, 0.638% (1 Month LIBOR USD + 0.530%), 4/25/2037 (e)	17,901,744	8,546,615
Morgan Stanley Mortgage Loan Trust, Series 2007-8XS, Class A9, 0.648% (1 Month LIBOR USD + 0.540%), 4/25/2037 (e)	17,901,744	8,639,400
Morgan Stanley Mortgage Loan Trust, Series 2007-8XS, Class A2, 6.000%, 4/25/2037 (g)	18,409,415	10,046,054
Morgan Stanley Mortgage Loan Trust, Series 2007-12, Class 3A22, 6.000%, 8/25/2037	2,744,957	2,111,259
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1, 2.791%, 11/25/2037 (g)	6,298,970	5,926,103
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A2, 5.826%, 9/25/2046 (n)	12,185,952	5,495,706
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A6, 5.858%, 9/25/2046 (n)	4,699,982	2,120,679
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A3, 5.919%, 9/25/2046 (n)	11,690,135	5,263,238
Morgan Stanley Mortgage Loan Trust, Series 2007-1XS, Class 2A4C, 6.104%, 9/25/2046 (n)	8,811,003	3,924,148
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 2A3S, 5.858%, 1/25/2047 (n)	1,586,070	962,399
Morgan Stanley Mortgage Loan Trust, Series 2007-3XS, Class 2A4S, 5.963%, 1/25/2047 (n)	5,994,907	3,343,330
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 2A5S, 6.000%, 2/25/2047 (n)	2,743,924	1,837,779
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class CB3, 0.928%, 8/27/2047 (a)(g)	1,010,309	734,863
Morgan Stanley Residential Mortgage Loan Trust, Series 2010-R6, Class 4B, 0.483% (1 Month LIBOR USD + 0.190%), 2/26/2037 (a)(e)	6,435,140	6,033,202
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-1, Class B6, 2.954%, 3/25/2051 (a)(g)	1,124,310	413,544
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-1, Class B5, 2.954%, 3/25/2051 (a)(g)	988,000	609,642
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-1, Class B4, 2.954%, 3/25/2051 (a)(g)	831,223	629,316
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-3, Class B6, 2.810%, 6/25/2051 (a)(g)	938,058	333,470
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-3, Class B5, 2.823%, 6/25/2051 (a)(g)	781,000	451,138
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-3, Class B4, 2.823%, 6/25/2051 (a)(g)	1,093,000	775,271
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class B6, 2.935%, 7/25/2051 (a)(g)	827,000	302,417
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class B2, 2.939%, 7/25/2051 (a)(g)	3,675,204	3,506,247
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class B1, 2.939%, 7/25/2051 (a)(g)	7,757,228	7,556,525
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class B4, 2.939%, 7/25/2051 (a)(g)	1,240,000	891,560
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class B5, 2.939%, 7/25/2051 (a)(g)	690,000	412,576
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class B3, 2.939%, 7/25/2051 (a)(g)	2,177,277	1,997,118
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-5, Class B6, 2.993%, 8/25/2051 (a)(g)	1,196,715	449,925
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-5, Class B1, 2.997%, 8/25/2051 (a)(g)(p)	13,267,182	13,126,563
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-5, Class B5, 2.997%, 8/25/2051 (a)(g)	956,000	581,324

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-5, Class B2, 2.997%, 8/25/2051 (a)(g)	$6,397,332	$6,225,506
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-5, Class B4, 2.997%, 8/25/2051 (a)(g)	2,132,774	1,669,702
Morgan Stanley Residential Mortgage Loan Trust, Series 2021-5, Class B3, 2.997%, 8/25/2051 (a)(g)	4,501,312	4,229,582
Mortgage Insurance-Linked Notes, Series 2019-1, Class M2, 3.308% (1 Month LIBOR USD + 3.200%), 2/26/2029 (a)(e)	4,464,215	4,497,844
Mortgage Insurance-Linked Notes, Series 2019-1, Class M2, 3.008% (1 Month LIBOR USD + 2.900%), 11/26/2029 (a)(e)	2,921,294	2,925,031
Mortgage Insurance-Linked Notes, Series 2020-1, Class M1C, 1.858% (1 Month LIBOR USD + 1.750%), 1/25/2030 (a)(e)	11,700,000	11,483,866
Mortgage Insurance-Linked Notes, Series 2020-1, Class M2A, 2.108% (1 Month LIBOR USD + 2.000%), 1/25/2030 (a)(e)	21,731,174	21,332,929
Mortgage Insurance-Linked Notes, Series 2020-1, Class M1B, 1.558% (1 Month LIBOR USD + 1.450%), 2/25/2030 (a)(e)	13,150,000	13,089,102
Mortgage Insurance-Linked Notes, Series 2020-2, Class M2, 5.708% (1 Month LIBOR USD + 5.600%), 10/25/2030 (a)(e)	18,355,471	18,516,669
Mortgage Insurance-Linked Notes, Series 2020-2, Class B1, 7.708% (1 Month LIBOR USD + 7.600%), 10/25/2030 (a)(e)	7,870,678	8,028,981
Mortgage Insurance-Linked Notes, Series 2021-2, Class M1B, 3.750% (SOFR30A + 3.700%), 11/25/2031 (a)(e)	3,100,541	3,178,563
Mortgage Insurance-Linked Notes, Series 2021-2, Class M2, 5.050% (SOFR30A + 5.000%), 11/25/2031 (a)(e)	2,214,672	2,320,194
Mortgage Insurance-Linked Notes, Series 2021-1, Class M2, 3.200% (SOFR30A + 3.150%), 12/27/2033 (a)(e)	3,250,000	3,217,507
MortgageIT Mortgage Loan Trust, Series 2006-1, Class 2A1A, 0.528% (1 Month LIBOR USD + 0.420%), 4/25/2036 (e)	2,591,007	2,374,648
MortgageIT Mortgage Loan Trust, Series 2006-1, Class 1X, 2.805%, 4/25/2036 (c)(f)(g)	10,705,881	865,035
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1, Class 2A12, 0.408% (1 Month LIBOR USD + 0.300%), 6/25/2047 (e)	2,803,904	2,704,887
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1, Class 1A1, 0.568% (1 Month LIBOR USD + 0.460%), 6/25/2047 (e)	4,331,818	4,029,344
MortgageIT Securities Corp. Mortgage Loan Trust, Series 2007-1, Class 2A14, 0.668% (1 Month LIBOR USD + 0.560%), 6/25/2047 (e)	2,591,827	2,265,438
New Residential Mortgage Loan Trust, Series 2019-1A, Class B6B, 3.232%, 9/25/2057 (a)(g)	6,216,305	5,985,686
New Residential Mortgage Loan Trust, Series 2019-6A, Class B5IA, 1.750%, 9/25/2059 (a)(f)(g)	16,091,880	1,384,706
New Residential Mortgage Loan Trust, Series 2019-6A, Class B6, 4.514%, 9/25/2059 (a)(g)	20,826,150	14,974,710
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AP1, Class A3, 5.654%, 1/25/2036 (g)	3,565,832	1,731,829
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR1, Class 2A1, 2.984%, 2/25/2036 (g)	659,935	563,640
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR3, Class A1A, 0.428% (1 Month LIBOR USD + 0.320%), 10/27/2036 (e)	960,587	878,430
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AR4, Class A3, 0.448% (1 Month LIBOR USD + 0.340%), 12/26/2036 (e)	135,806	128,970
Nomura Resecuritization Trust, Series 2014-6R, Class 3A2, 0.622% (1 Month LIBOR USD + 0.260%), 1/26/2036 (a)(e)	2,972,092	2,770,346

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Nomura Resecuritization Trust, Series 2015-2R, Class 3A1, 0.328% (1 Month LIBOR USD + 0.150%), 11/26/2036 (a)(e)	$1,156,235	$1,162,313
Nomura Resecuritization Trust, Series 2014-3R, Class 4A15, 2.088% (1 Month LIBOR USD + 0.160%), 3/26/2037 (a)(e)	4,658,168	4,167,378
Oaktown Re III Ltd., Series 2019-1A, Class M2, 2.658% (1 Month LIBOR USD + 2.550%), 7/25/2029 (a)(e)	1,921,930	1,917,158
Oaktown Re III Ltd., Series 2019-1A, Class B1A, 3.608% (1 Month LIBOR USD + 3.500%), 7/25/2029 (a)(e)	1,200,000	1,202,948
Oaktown Re III Ltd., Series 2019-1A, Class B1B, 4.458% (1 Month LIBOR USD + 4.350%), 7/25/2029 (a)(e)	1,620,000	1,640,342
Oaktown Re Ltd., Series 2018-1A, Class M2, 2.958% (1 Month LIBOR USD + 2.850%), 7/25/2028 (a)(e)	6,000,000	6,042,090
OBX Trust, Series 2021-INV3, Class A3, 2.500%, 10/25/2051 (a)(g)	1,461,491	1,464,005
Oceanview Mortgage Trust, Series 2021-5, Class B5, 2.986%, 10/15/2051 (a)(g)	734,000	459,570
Oceanview Mortgage Trust, Series 2021-5, Class B4, 2.986%, 10/15/2051 (a)(g)	1,715,000	1,282,992
Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.957%, 10/25/2061 (a)(g)	9,532,018	9,534,429
PFCA Home Equity Investment Trust, Series 2003-GP1, Class A, 3.601%, 10/25/2033 (a)(g)	4,272,472	4,425,790
PFCA Home Equity Investment Trust, Series 2003-IFC4, Class A, 4.389%, 10/22/2034 (a)(g)	2,981,012	3,088,039
PHH Alternative Mortgage Trust, Series 2007-1, Class 21PO, 0.000%, 2/25/2037 (d)	14,013	11,141
PHH Alternative Mortgage Trust, Series 2007-1, Class 1A1, 0.428% (1 Month LIBOR USD + 0.320%), 2/25/2037 (e)	4,796,200	4,241,097
PHH Alternative Mortgage Trust, Series 2007-2, Class 1A3, 0.768% (1 Month LIBOR USD + 0.660%), 5/26/2037 (e)	1,335,132	1,226,258
Prime Mortgage Trust, Series 2007-2, Class A2, 6.000%, 4/25/2037	2,835,440	2,395,731
PRPM LLC, Series 2021-10, Class A2, 4.826%, 12/31/2049 (a)(n)	6,500,000	6,495,294
PRPM LLC, Series 2021-RPL1, Class M1, 2.680%, 7/25/2051 (a)(g)	6,167,000	6,121,950
RAMP Trust, Series 2006-RS2, Class A3A, 0.708% (1 Month LIBOR USD + 0.300%), 3/25/2036 (e)	757,099	740,479
Rate Mortgage Trust, Series 2021-J1, Class B6, 2.717%, 7/25/2051 (a)(g)	737,919	246,005
Rate Mortgage Trust, Series 2021-J1, Class B4, 2.717%, 7/25/2051 (a)(g)	1,291,000	896,362
Rate Mortgage Trust, Series 2021-J1, Class B5, 2.717%, 7/25/2051 (a)(g)	922,000	511,456
Rate Mortgage Trust, Series 2021-HB1, Class B5, 2.708%, 12/25/2051 (a)(g)	575,000	327,462
Rate Mortgage Trust, Series 2021-HB1, Class B6, 2.708%, 12/25/2051 (a)(g)	1,340,138	453,433
Rate Mortgage Trust, Series 2021-HB1, Class B4, 2.708%, 12/25/2051 (a)(g)	2,669,620	2,160,331
Rate Mortgage Trust, Series 2022-J1, Class B5, 2.750%, 1/25/2052 (a)(g)	632,000	358,602
Rate Mortgage Trust, Series 2022-J1, Class B4, 2.750%, 1/25/2052 (a)(g)	3,793,000	2,810,812
Rate Mortgage Trust, Series 2022-J1, Class B6, 2.750%, 1/25/2052 (a)(g)	1,112,723	395,761
RBSSP Resecuritization Trust, Series 2009-3, Class 3A3, 5.750%, 9/26/2035 (a)(g)	1,849,728	1,696,835
RBSSP Resecuritization Trust, Series 2009-12, Class 19A2, 2.590%, 12/27/2035 (a)(g)	8,419,854	7,935,948
RBSSP Resecuritization Trust, Series 2013-2, Class 2A2, 0.294% (1 Month LIBOR USD + 0.190%), 12/22/2036 (a)(e)	5,937,283	5,273,109
Residential Accredit Loans, Inc. Trust, Series 2005-QS7, Class A1, 5.500%, 6/25/2035	1,675,166	1,619,763
Residential Accredit Loans, Inc. Trust, Series 2005-QS11, Class A2, 0.608% (1 Month LIBOR USD + 0.500%), 7/25/2035 (e)	273,503	205,476
Residential Accredit Loans, Inc. Trust, Series 2005-QA7, Class A22, 2.991%, 7/25/2035 (g)	1,415,085	1,363,256
Residential Accredit Loans, Inc. Trust, Series 2005-QA8, Class CB21, 3.438%, 7/25/2035 (g)	535,464	436,300
Residential Accredit Loans, Inc. Trust, Series 2005-QS12, Class A10, 1.458% (1 Month LIBOR USD + 1.350%), 8/25/2035 (e)	3,089,144	2,650,850
Residential Accredit Loans, Inc. Trust, Series 2005-QS10, Class 3A3, 5.500%, 8/25/2035	905,325	814,048

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class AP, 0.000%, 9/25/2035 (d)	$229,254	$132,021
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class 2A1, 0.808% (1 Month LIBOR USD + 0.700%), 9/25/2035 (e)	3,788,340	3,296,923
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class 1A6, 5.500%, 9/25/2035	528,300	510,352
Residential Accredit Loans, Inc. Trust, Series 2005-QS13, Class 2A4, 5.750%, 9/25/2035	2,183,228	2,137,064
Residential Accredit Loans, Inc. Trust, Series 2005-QS14, Class 2A1, 6.000%, 9/25/2035	6,459,155	4,595,844
Residential Accredit Loans, Inc. Trust, Series 2005-QS15, Class 3A, 6.000%, 10/25/2035	6,136,980	6,154,366
Residential Accredit Loans, Inc. Trust, Series 2005-QS16, Class A1, 0.808% (1 Month LIBOR USD + 0.700%), 11/25/2035 (e)	482,006	386,529
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class AP, 0.000%, 12/25/2035 (d)	479,598	316,650
Residential Accredit Loans, Inc. Trust, Series 2005-QA13, Class 2A1, 3.954%, 12/25/2035 (g)	4,309,423	4,153,930
Residential Accredit Loans, Inc. Trust, Series 2005-QS17, Class A1, 6.000%, 12/25/2035	2,448,786	2,395,650
Residential Accredit Loans, Inc. Trust, Series 2006-QS1, Class A5, 1.018% (1 Month LIBOR USD + 0.910%), 1/25/2036 (e)	4,395,140	3,680,609
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A2, 0.608% (1 Month LIBOR USD + 0.500%), 2/25/2036 (e)	488,749	385,205
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A5, 1.108% (1 Month LIBOR USD + 1.000%), 2/25/2036 (e)	824,748	638,456
Residential Accredit Loans, Inc. Trust, Series 2006-QS2, Class 1A9, 5.500%, 2/25/2036	3,356,188	3,043,136
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 2AP, 0.000%, 3/25/2036 (d)	564,323	343,127
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A8, 0.508% (1 Month LIBOR USD + 0.400%), 3/25/2036 (e)	1,823,920	1,415,522
Residential Accredit Loans, Inc. Trust, Series 2006-QS3, Class 1A1, 0.808% (1 Month LIBOR USD + 0.700%), 3/25/2036 (e)	3,380,675	2,661,798
Residential Accredit Loans, Inc. Trust, Series 2006-QA3, Class A2, 0.708% (1 Month LIBOR USD + 0.600%), 4/25/2036 (e)(i)	22,025,054	21,010,778
Residential Accredit Loans, Inc. Trust, Series 2006-QS4, Class A2, 6.000%, 4/25/2036	1,391,327	1,315,626
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class AP, 0.000%, 5/25/2036 (d)	34,197	22,458
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class A1, 6.000%, 5/25/2036	1,035,791	969,479
Residential Accredit Loans, Inc. Trust, Series 2006-QS5, Class A9, 6.000%, 5/25/2036	1,479,867	1,383,547
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 2AP, 0.000%, 7/25/2036 (d)	14,951	5,418
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1AP, 0.000%, 7/25/2036 (d)	39,492	25,568
Residential Accredit Loans, Inc. Trust, Series 2006-QA5, Class 1A2, 0.468% (1 Month LIBOR USD + 0.360%), 7/25/2036 (e)	6,598,044	3,738,583
Residential Accredit Loans, Inc. Trust, Series 2006-QA5, Class 1A1, 0.468% (1 Month LIBOR USD + 0.360%), 7/25/2036 (e)	122,029	70,919
Residential Accredit Loans, Inc. Trust, Series 2006-QA6, Class A3, 0.488% (1 Month LIBOR USD + 0.380%), 7/25/2036 (e)	1,735,580	1,720,092
Residential Accredit Loans, Inc. Trust, Series 2006-QA5, Class 1A3, 0.548% (1 Month LIBOR USD + 0.440%), 7/25/2036 (e)	636,727	324,470
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1A8, 0.758% (1 Month LIBOR USD + 0.650%), 7/25/2036 (e)	1,209,851	870,477
Residential Accredit Loans, Inc. Trust, Series 2006-QS9, Class 1A10, 6.500%, 7/25/2036	1,739,998	1,657,866
Residential Accredit Loans, Inc. Trust, Series 2006-QA7, Class 2A1, 0.478% (1 Month LIBOR USD + 0.370%), 8/25/2036 (e)	6,080,230	5,859,968
Residential Accredit Loans, Inc. Trust, Series 2006-QA7, Class 1A1, 0.488% (1 Month LIBOR USD + 0.380%), 8/25/2036 (e)	8,110,351	7,970,958
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A4, 5.750%, 8/25/2036	1,603,208	1,492,459

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Residential Accredit Loans, Inc. Trust, Series 2006-QS8, Class A2, 6.000%, 8/25/2036	$961,484	$895,848
Residential Accredit Loans, Inc. Trust, Series 2006-QS8, Class A1, 6.000%, 8/25/2036	2,304,433	2,172,181
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A10, 6.000%, 8/25/2036	229,831	210,626
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A8, 6.000%, 8/25/2036	2,603,339	2,459,385
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A2, 6.000%, 8/25/2036	2,613,009	2,493,448
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A15, 6.000%, 8/25/2036	300,001	274,200
Residential Accredit Loans, Inc. Trust, Series 2006-QS11, Class 1A1, 6.500%, 8/25/2036	3,706,496	3,579,274
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class AP, 0.000%, 9/25/2036 (d)	102,271	67,887
Residential Accredit Loans, Inc. Trust, Series 2006-QA8, Class A2, 0.468% (1 Month LIBOR USD + 0.360%), 9/25/2036 (e)	488,578	491,895
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A7, 0.758% (1 Month LIBOR USD + 0.650%), 9/25/2036 (e)	3,278,647	2,705,618
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A18, 5.750%, 9/25/2036	334,701	309,485
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A4, 6.000%, 9/25/2036	3,380,389	3,169,720
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class AP, 0.000%, 10/25/2036 (d)	130,876	73,305
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class A1, 6.500%, 10/25/2036	24,027,112	23,194,957
Residential Accredit Loans, Inc. Trust, Series 2006-QS15, Class A5, 6.500%, 10/25/2036	1,289,965	1,240,882
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class AP, 0.000%, 11/25/2036 (d)	103,316	55,228
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A15, 0.408% (1 Month LIBOR USD + 0.300%), 11/25/2036 (e)	1,934,529	1,309,589
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class A3, 6.000% (1 Month LIBOR USD + 0.550%), 11/25/2036 (e)	8,189,914	7,613,287
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A13, 6.500%, 11/25/2036	1,015,539	939,127
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A25, 6.500%, 11/25/2036	6,600,684	6,311,310
Residential Accredit Loans, Inc. Trust, Series 2006-QS14, Class A1, 6.500%, 11/25/2036	998,288	922,174
Residential Accredit Loans, Inc. Trust, Series 2006-QA10, Class A2, 0.468% (1 Month LIBOR USD + 0.360%), 12/25/2036 (e)	514,770	492,601
Residential Accredit Loans, Inc. Trust, Series 2006-QA10, Class A1, 0.478% (1 Month LIBOR USD + 0.370%), 12/25/2036 (e)	6,937,111	6,635,902
Residential Accredit Loans, Inc. Trust, Series 2006-QS18, Class 2A1, 0.558% (1 Month LIBOR USD + 0.450%), 12/25/2036 (e)	5,716,946	4,344,107
Residential Accredit Loans, Inc. Trust, Series 2006-QS17, Class A6, 6.250%, 12/25/2036	5,076,128	4,764,931
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2AP, 0.000%, 1/25/2037 (d)	934,338	534,831
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 1AP, 0.000%, 1/25/2037 (d)	41,918	24,013
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 1A5, 0.658% (1 Month LIBOR USD + 0.550%), 1/25/2037 (e)	7,726,174	5,762,335
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2A4, 0.658% (1 Month LIBOR USD + 0.550%), 1/25/2037 (e)	10,559,199	8,526,448
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2A10, 6.000%, 1/25/2037	1,854,827	1,759,209
Residential Accredit Loans, Inc. Trust, Series 2007-QS3, Class AP, 0.000%, 2/25/2037 (d)	466,034	243,032
Residential Accredit Loans, Inc. Trust, Series 2007-QA2, Class A3, 0.408% (1 Month LIBOR USD + 0.300%), 2/25/2037 (e)	6,588,476	6,396,870
Residential Accredit Loans, Inc. Trust, Series 2007-QH1, Class A1, 0.428% (1 Month LIBOR USD + 0.320%), 2/25/2037 (e)	6,930,985	6,564,322
Residential Accredit Loans, Inc. Trust, Series 2007-QS3, Class A2, 6.000%, 2/25/2037 (i)	12,620,607	11,578,485
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class AP, 0.000%, 3/25/2037 (d)	303,644	166,670
Residential Accredit Loans, Inc. Trust, Series 2007-QS4, Class 4A3, 0.000%, 3/25/2037 (d)	563,542	55,809
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class A7, 0.000%, 3/25/2037 (d)	206,723	109,468
Residential Accredit Loans, Inc. Trust, Series 2007-QS5, Class A1, 5.500%, 3/25/2037	403,881	358,653

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class AP, 0.000%, 4/25/2037 (d)	$367,503	$194,339
Residential Accredit Loans, Inc. Trust, Series 2007-QS6, Class A1, 0.438% (1 Month LIBOR USD + 0.330%), 4/25/2037 (e)	3,627,211	2,712,389
Residential Accredit Loans, Inc. Trust, Series 2007-QA3, Class A3, 0.298% (1 Month LIBOR USD + 0.190%), 5/25/2037 (e)(i)	13,164,904	12,621,075
Residential Accredit Loans, Inc. Trust, Series 2007-QS7, Class 1A7, 0.658% (1 Month LIBOR USD + 0.550%), 5/25/2037 (e)	600,712	452,412
Residential Accredit Loans, Inc. Trust, Series 2007-QS8, Class A13, 6.000%, 6/25/2037	2,018,436	1,954,993
Residential Accredit Loans, Inc. Trust, Series 2007-QS9, Class AP, 0.000%, 7/25/2037 (d)	1,072,265	523,193
Residential Accredit Loans, Inc. Trust, Series 2007-QS10, Class A1, 6.500%, 9/25/2037	8,013,454	7,695,728
Residential Accredit Loans, Inc. Trust, Series 2005-QO5, Class X, 1.681%, 1/25/2046 (c)(f)(g)	26,630,561	940,192
Residential Accredit Loans, Inc. Trust, Series 2006-QO7, Class X3, 1.500%, 9/25/2046 (c)(f)	16,625,258	491,326
Residential Accredit Loans, Inc. Trust, Series 2006-QO9, Class 1A3A, 0.508% (1 Month LIBOR USD + 0.400%), 12/25/2046 (e)(i)	13,028,468	12,534,937
Residential Accredit Loans, Inc. Trust, Series 2007-QO5, Class A, 3.207% (12 Month US Treasury Average + 3.120%), 8/25/2047 (e)	24,488,632	7,386,188
Residential Asset Securitization Trust, Series 2005-A4, Class A1, 0.558% (1 Month LIBOR USD + 0.450%), 4/25/2035 (e)	3,069,259	2,163,671
Residential Asset Securitization Trust, Series 2005-A10, Class A3, 5.500%, 9/25/2035	4,354,645	3,539,273
Residential Asset Securitization Trust, Series 2005-A10, Class A4, 5.500%, 9/25/2035	1,185,827	931,403
Residential Asset Securitization Trust, Series 2005-A11, Class PO, 0.000%, 10/25/2035 (d)	591,686	380,784
Residential Asset Securitization Trust, Series 2005-A11, Class 1A1, 0.558% (1 Month LIBOR USD + 0.450%), 10/25/2035 (e)	1,968,992	1,452,793
Residential Asset Securitization Trust, Series 2005-A11, Class 1A3, 5.500%, 10/25/2035	1,773,185	1,636,951
Residential Asset Securitization Trust, Series 2005-A12, Class A10, 0.558% (1 Month LIBOR USD + 0.450%), 11/25/2035 (e)	990,689	629,195
Residential Asset Securitization Trust, Series 2005-A12, Class A6, 0.608% (1 Month LIBOR USD + 0.500%), 11/25/2035 (e)	3,953,272	2,387,436
Residential Asset Securitization Trust, Series 2005-A14, Class A3, 5.500%, 12/25/2035	672,648	536,297
Residential Asset Securitization Trust, Series 2006-A2, Class A5, 0.808% (1 Month LIBOR USD + 0.700%), 5/25/2036 (e)	1,862,933	732,103
Residential Asset Securitization Trust, Series 2006-A8, Class 2A3, 6.000%, 8/25/2036	6,320,271	3,390,326
Residential Asset Securitization Trust, Series 2006-A8, Class 2A1, 6.500%, 8/25/2036	1,642,334	897,604
Residential Asset Securitization Trust, Series 2006-A8, Class 2A4, 6.500%, 8/25/2036	10,381,689	6,082,496
Residential Asset Securitization Trust, Series 2006-A8, Class 2A2, 6.750%, 8/25/2036	10,452,641	6,239,505
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A4, 6.000%, 12/25/2036	3,094,941	1,686,040
Residential Asset Securitization Trust, Series 2006-A16, Class 2A1, 6.000%, 2/25/2037	8,389,186	4,009,712
Residential Asset Securitization Trust, Series 2006-A16, Class 2A3, 6.609%, 2/25/2037 (g)	22,499,939	12,854,913
Residential Asset Securitization Trust, Series 2007-A6, Class 1A4, 6.000%, 6/25/2037	2,369,702	1,991,358
Residential Asset Securitization Trust, Series 2007-A7, Class A6, 6.000%, 7/25/2037	4,047,334	2,477,005
Residential Funding Mortgage Securities Trust, Series 2005-S7, Class AP, 0.000%, 11/25/2035 (d)	44,744	32,714
Residential Funding Mortgage Securities Trust, Series 2006-SA1, Class 1A1, 3.991%, 2/25/2036 (g)	771,990	722,656
Residential Funding Mortgage Securities Trust, Series 2006-S4, Class AP, 0.000%, 4/25/2036 (d)	117,475	92,810
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A4, 0.000%, 6/25/2036 (d)	41,222	26,684

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A12, 6.000%, 6/25/2036	$614,220	$613,672
Residential Funding Mortgage Securities Trust, Series 2006-S5, Class A9, 6.000%, 6/25/2036	797,241	778,118
Residential Funding Mortgage Securities Trust, Series 2006-S7, Class A7, 6.250%, 8/25/2036	60,158	57,795
Residential Funding Mortgage Securities Trust, Series 2006-S9, Class A4, 5.750%, 9/25/2036	4,870,438	4,655,052
Residential Funding Mortgage Securities Trust, Series 2006-S10, Class 1AP, 0.000%, 10/25/2036 (d)	14,284	9,011
Residential Funding Mortgage Securities Trust, Series 2006-S10, Class 1A3, 6.000%, 10/25/2036	490,406	473,727
Residential Funding Mortgage Securities Trust, Series 2006-SA4, Class 2A1, 4.605%, 11/25/2036 (g)	989,175	935,721
Residential Funding Mortgage Securities Trust, Series 2007-S1, Class A7, 6.000%, 1/25/2037	1,422,445	1,378,129
Residential Funding Mortgage Securities Trust, Series 2007-S5, Class AP, 0.000%, 5/25/2037 (d)	213,758	150,432
Residential Mortgage Loan Trust, Series 2019-2, Class B1, 4.713%, 5/25/2059 (a)(g)	12,400,000	12,511,786
Residential Mortgage Loan Trust, Series 2019-2, Class B2, 6.037%, 5/25/2059 (a)(g)	10,739,000	10,837,971
Residential Mortgage Loan Trust, Series 2020-1, Class B2, 4.665%, 1/25/2060 (a)(g)	1,075,000	1,072,831
Rocket Mortgage Trust, Series 2021-2, Class B4, 2.565%, 6/25/2051 (a)(g)	2,576,155	2,027,393
Rocket Mortgage Trust, Series 2021-2, Class B5, 2.565%, 6/25/2051 (a)(g)	1,566,000	864,197
Rocket Mortgage Trust, Series 2021-2, Class B6, 2.565%, 6/25/2051 (a)(g)	870,254	290,926
Rocket Mortgage Trust, Series 2021-4, Class B4, 3.025%, 9/25/2051 (a)(g)	9,611,404	8,344,448
Rocket Mortgage Trust, Series 2021-4, Class B2A, 3.025%, 9/25/2051 (a)(g)(p)	16,341,273	16,623,748
Rocket Mortgage Trust, Series 2021-4, Class B5, 3.025%, 9/25/2051 (a)(g)	8,171,133	5,960,711
Rocket Mortgage Trust, Series 2021-4, Class B6, 3.025%, 9/25/2051 (a)(g)	6,294,411	2,558,930
Rocket Mortgage Trust, Series 2021-4, Class B3, 3.025%, 9/25/2051 (a)(g)	7,689,719	7,338,137
Rocket Mortgage Trust, Series 2021-6, Class B5, 2.797%, 12/25/2051 (a)(g)	1,948,000	1,179,800
Rocket Mortgage Trust, Series 2021-6, Class B6, 2.797%, 12/25/2051 (a)(g)	1,947,847	730,234
Rocket Mortgage Trust, Series 2021-6, Class B4, 2.797%, 12/25/2051 (a)(g)	4,858,842	4,080,402
Rocket Mortgage Trust, Series 2022-1, Class B3, 2.757%, 1/25/2052 (a)(g)	9,351,000	8,685,938
Rocket Mortgage Trust, Series 2022-1, Class B5, 2.757%, 1/25/2052 (a)(g)	2,245,000	1,327,783
Rocket Mortgage Trust, Series 2022-1, Class B4, 2.757%, 1/25/2052 (a)(g)	5,237,000	4,395,629
Rocket Mortgage Trust, Series 2022-1, Class B6, 2.757%, 1/25/2052 (a)(g)	2,244,537	838,326
Saluda Grade Alternative Mortgage Trust, Series 2020-PAC1, Class A2, 6.899%, 8/25/2027 (a)	15,000,000	14,987,325
Saluda Grade Alternative Mortgage Trust, Series 2021-MF1, Class A1, 2.805%, 11/25/2029 (a)(g)	14,000,000	13,975,290
Saluda Grade Alternative Mortgage Trust, Series 2020-SEQ1, Class C, 0.000%, 5/25/2050 (a)(c)(f)(g)	61,407,518	5,027,188
Saluda Grade Alternative Mortgage Trust, Series 2020-SEQ1, Class A1, 3.321%, 5/25/2050 (a)(g)	9,309,745	9,293,667
Saluda Grade Alternative Mortgage Trust, Series 2020-SEQ1, Class A2, 5.000%, 5/25/2050 (a)(g)	8,176,278	8,300,574
Saluda Grade Alternative Mortgage Trust, Series 2020-SEQ1, Class M1, 7.500%, 5/25/2050 (a)(g)	7,318,000	7,717,797

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Saluda Grade Alternative Mortgage Trust, Series 2020-FIG1, Class A1, 3.568%, 9/25/2050 (a)	$3,992,783	$4,002,817
Saluda Grade Alternative Mortgage Trust, Series 2020-FIG1, Class M1, 7.000%, 9/25/2050 (a)	15,231,588	15,247,855
Saluda Grade Alternative Mortgage Trust, Series 2021-FIG2, Class C, 0.010%, 10/25/2051 (a)(f)(g)	239,362	1,491,487
Saluda Grade Alternative Mortgage Trust, Series 2021-FIG2, Class M1, 4.250%, 10/25/2051 (a)(g)	1,449,524	1,803,474
Saluda Grade Alternative Mortgage Trust, Series 2021-FIG2, Class M2, 6.000%, 10/25/2051 (a)(g)	1,159,619	1,444,216
Saluda Grade Fund Trust, Series 2021-SG1, Class A, 6.000%, 8/15/2051 (a)	26,000,000	25,733,396
Saluda Grade Fund Trust, Series 2021-SG1, Class B, 13.500%, 8/15/2051 (a)	6,200,000	6,132,501
Sequoia Mortgage Trust, Series 2004-4, Class A, 0.686% (6 Month LIBOR USD + 0.520%), 5/20/2034 (e)	812,737	782,731
Sequoia Mortgage Trust, Series 2004-7, Class A3B, 1.258% (6 Month LIBOR USD + 1.100%), 8/20/2034 (e)	36,764	36,182
Sequoia Mortgage Trust, Series 2005-2, Class XA, 0.728%, 3/20/2035 (c)(f)(g)	6,212,551	81,353
Sequoia Mortgage Trust, Series 2007-1, Class 5A1, 2.343%, 10/20/2046 (g)	2,480,640	2,296,591
Sequoia Mortgage Trust, Series 2020-3, Class B4, 3.327%, 4/25/2050 (a)(g)	2,445,638	2,325,794
Sequoia Mortgage Trust, Series 2021-1, Class B4, 2.673%, 3/25/2051 (a)(g)	2,580,500	2,020,555
Sequoia Mortgage Trust, Series 2021-7, Class B4, 2.872%, 11/25/2051 (a)(g)	1,624,858	1,191,952
SG Residential Mortgage Trust, Series 2021-2, Class A1, 1.737%, 12/25/2061 (a)(g)	34,716,996	34,627,738
SG Residential Mortgage Trust, Series 2021-2, Class A2, 1.942%, 12/25/2061 (a)(g)(p)	10,231,595	10,193,646
Shellpoint Asset Funding Trust, Series 2013-1, Class B4, 3.935%, 7/25/2043 (a)(g)	782,566	817,405
Shellpoint Asset Funding Trust, Series 2013-1, Class B5, 3.935%, 7/25/2043 (a)(g)	2,735,122	2,500,347
Spruce Hill Mortgage Loan Trust, Series 2020-SH1, Class B2, 4.676%, 1/28/2050 (a)(g)	6,000,000	6,029,754
Starwood Mortgage Residential Trust, Series 2021-5, Class A1, 1.920%, 9/25/2066 (a)(g)	9,549,737	9,535,212
Starwood Mortgage Residential Trust, Series 2021-5, Class A3, 2.436%, 9/25/2066 (a)(g)(p)	10,959,278	10,929,962
Starwood Mortgage Residential Trust, Series 2022-1, Class A1, 0.000%, 12/25/2066 (a)(g)	3,000,000	3,022,302
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-18, Class 3A1, 2.729%, 9/25/2035 (g)	2,417,496	2,237,482
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-23, Class 4A1, 2.917%, 1/25/2036 (g)	483,124	470,548
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-8, Class 1A2, 1.602% (1 Month LIBOR USD + 1.500%), 9/25/2037 (e)	1,017,391	992,598
Structured Asset Mortgage Investments Trust, Series 2004-AR1, Class X, 1.559%, 3/19/2034 (c)(f)(g)	6,783,363	227,914
Structured Asset Mortgage Investments Trust, Series 2004-AR7, Class X, 1.261%, 4/19/2035 (c)(f)(g)	9,368,449	234,370
Structured Asset Mortgage Investments Trust, Series 2005-AR3, Class 1X, 2.693%, 7/25/2035 (c)(f)(g)	13,680,562	1,201,550
Structured Asset Mortgage Investments Trust, Series 2006-AR5, Class 1X, 1.621%, 5/25/2036 (c)(f)(g)	12,262,553	829,010
Structured Asset Mortgage Investments Trust, Series 2006-AR5, Class 4X, 2.048%, 5/25/2036 (c)(f)(g)	37,738,733	3,832,859
Structured Asset Mortgage Investments Trust, Series 2006-AR8, Class X, 0.400%, 10/25/2036 (c)(f)	91,111,213	1,740,953
Structured Asset Mortgage Investments Trust, Series 2005-AR2, Class 1X, 2.103%, 5/25/2045 (c)(f)(g)	8,504,422	476,571

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-6A, Class 2A1, 2.119%, 3/25/2033 (g)	$18,409	$19,018
TBW Mortgage-Backed Trust Series, Series 2006-3, Class 2A1, 6.500%, 7/25/2036	3,277,488	1,867,241
Terwin Mortgage Trust, Series 2005-18AL, Class PX, 4.110%, 1/25/2037 (a)(c)(f)(g)	26,983,000	2,244,716
TH MSR Issuer Trust, Series 2019-FT1, Class A, 2.908% (1 Month LIBOR USD + 2.800%), 6/25/2024 (a)(e)	2,000,000	1,993,214
Towd Point Mortgage Trust, Series 2019-SJ2, Class B2, 5.250%, 11/25/2058 (a)(g)	18,375,306	18,522,106
Traingle Re Ltd., Series 2020-1, Class M1B, 4.008% (1 Month LIBOR USD + 3.900%), 10/25/2030 (a)(e)	1,019,472	1,027,170
Traingle Re Ltd., Series 2021-1, Class M1B, 3.108% (1 Month LIBOR USD + 3.000%), 8/25/2033 (a)(e)	6,095,253	6,112,728
Traingle Re Ltd., Series 2021-1, Class M1C, 3.508% (1 Month LIBOR USD + 3.400%), 8/25/2033 (a)(e)	4,720,000	4,732,055
Traingle Re Ltd., Series 2021-1, Class M2, 4.008% (1 Month LIBOR USD + 3.900%), 8/25/2033 (a)(e)	7,492,000	7,511,105
Traingle Re Ltd., Series 2021-3, Class M1B, 2.950% (SOFR30A + 2.900%), 2/25/2034 (a)(e)	4,700,000	4,699,746
Traingle Re Ltd., Series 2021-3, Class M2, 3.800% (SOFR30A + 3.750%), 2/25/2034 (a)(e)	2,200,000	2,183,449
Unison Trust, Series 2021-1, Class A, 4.500%, 4/25/2050 (a)(g)	9,735,353	9,610,001
Unlock Residential Trust, 6.000%, 5/1/2033 (c)(g)(j)	45,000,000	45,000,000
UWM Mortgage Trust, Series 2021-INV1, Class B2, 3.169%, 8/25/2051 (a)(g)	7,593,639	7,466,142
UWM Mortgage Trust, Series 2021-INV1, Class B1, 3.169%, 8/25/2051 (a)(g)	6,482,810	6,490,252
UWM Mortgage Trust, Series 2021-INV1, Class B5, 3.169%, 8/25/2051 (a)(g)	1,666,244	1,331,383
UWM Mortgage Trust, Series 2021-INV1, Class B4, 3.169%, 8/25/2051 (a)(g)	2,222,649	1,985,893
UWM Mortgage Trust, Series 2021-INV1, Class B3, 3.169%, 8/25/2051 (a)(g)	4,444,309	4,375,337
UWM Mortgage Trust, Series 2021-INV1, Class B6, 3.169%, 8/25/2051 (a)(g)	3,519,607	1,601,597
UWM Mortgage Trust, Series 2021-INV2, Class B6, 2.958%, 9/25/2051 (a)(g)	4,568,926	2,418,223
UWM Mortgage Trust, Series 2021-INV2, Class B4, 3.260%, 9/25/2051 (a)(g)	2,978,741	2,608,731
UWM Mortgage Trust, Series 2021-INV2, Class B5, 3.260%, 9/25/2051 (a)(g)	2,185,139	1,775,849
UWM Mortgage Trust, Series 2021-INV2, Class B1, 3.260%, 9/25/2051 (a)(g)	6,554,422	6,770,135
UWM Mortgage Trust, Series 2021-INV2, Class B3, 3.260%, 9/25/2051 (a)(g)	5,363,522	5,308,970
UWM Mortgage Trust, Series 2021-INV2, Class B2, 3.260%, 9/25/2051 (a)(g)	9,136,859	9,259,759
UWM Mortgage Trust, Series 2021-INV3, Class B6, 2.910%, 11/25/2051 (a)(g)	10,301,045	5,853,682
UWM Mortgage Trust, Series 2021-INV3, Class B2, 3.247%, 11/25/2051 (a)(g)(p)	18,130,317	18,387,568
UWM Mortgage Trust, Series 2021-INV3, Class B5, 3.247%, 11/25/2051 (a)(g)	4,532,579	3,827,627
UWM Mortgage Trust, Series 2021-INV3, Class B4, 3.247%, 11/25/2051 (a)(g)	6,180,428	5,670,809
UWM Mortgage Trust, Series 2021-INV3, Class B1, 3.247%, 11/25/2051 (a)(g)(p)	14,009,700	14,437,192
UWM Mortgage Trust, Series 2021-INV3, Class B3, 3.247%, 11/25/2051 (a)(g)	8,652,201	8,611,562
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A1, 0.189% (1 Month LIBOR USD + 0.100%), 8/25/2036 (e)	4,957,637	2,392,962
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A2, 0.389% (1 Month LIBOR USD + 0.300%), 8/25/2036 (e)	21,924,893	11,889,080
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A3, 0.569% (1 Month LIBOR USD + 0.480%), 8/25/2036 (e)	2,463,743	1,456,129
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A1, 0.268% (1 Month LIBOR USD + 0.160%), 1/25/2037 (e)	7,633,834	4,047,398
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A2, 0.468% (1 Month LIBOR USD + 0.360%), 1/25/2037 (e)	2,458,570	1,573,377
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2004-AR3, Class B1, 2.597%, 6/25/2034 (g)	687,982	699,341

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR16, Class 1A2, 2.644%, 12/25/2035 (g)(i)	$12,605,329	$12,428,174
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR18, Class 1A2, 2.814%, 1/25/2036 (g)(i)	13,345,629	13,654,287
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR14, Class 2A3, 2.420%, 11/25/2036 (g)	777,920	747,333
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Class 3A1, 2.945%, 1/25/2037 (g)	386,816	377,200
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY6, Class 1A1, 2.805%, 6/25/2037 (g)	2,187,993	2,137,663
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2004-AR10, Class X, 1.638%, 7/25/2044 (c)(f)(g)	12,434,406	427,843
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR6, Class X, 1.977%, 4/25/2045 (c)(f)(g)	19,478,025	1,427,583
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA4, Class 1XPP, 1.068%, 5/25/2047 (c)(f)(g)	82,595,546	1,046,899
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA5, Class 1XPP, 0.930%, 6/25/2047 (c)(f)(g)	68,674,127	635,167
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2003-MS7, Class P, 0.000%, 3/25/2033 (d)	603	471
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-5, Class CB11, 1.508% (1 Month LIBOR USD + 1.400%), 7/25/2035 (e)	4,023,466	3,689,148
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-9, Class 5A3, 1.458% (1 Month LIBOR USD + 1.350%), 11/25/2035 (e)	1,919,573	1,378,343
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-AR1, Class A1A, 0.628% (1 Month LIBOR USD + 0.520%), 12/25/2035 (e)	3,073,964	2,963,427
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2005-11, Class A7, 5.750%, 1/25/2036	6,923,383	6,654,354
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-HY1, Class A1, 0.198% (1 Month LIBOR USD + 0.090%), 2/25/2037 (e)	7,638,845	4,988,686
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-3, Class A19, 6.000%, 4/25/2037 (i)	5,340,112	5,307,217
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR8, Class 3X1, 1.644%, 10/25/2046 (c)(f)(g)	14,346,642	736,327
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-AR9, Class 1A, 0.917% (12 Month US Treasury Average + 0.830%), 11/25/2046 (e)	5,879,245	5,209,805
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OA3, Class 5A, 1.468% (11th District Cost of Funds Index + 1.250%), 4/25/2047 (e)	3,810,986	3,761,577
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2007-OA4, Class XPPP, 1.922%, 4/25/2047 (c)(f)(g)	24,959,797	1,009,199
Wells Fargo Alternative Loan Trust, Series 2007-PA1, Class A1, 0.428% (1 Month LIBOR USD + 0.320%), 3/25/2037 (e)	3,797,750	3,152,436
Wells Fargo Alternative Loan Trust, Series 2007-PA2, Class 1A1, 6.000%, 6/25/2037	1,094,760	1,088,285
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class 4A3, 6.500%, 7/25/2037	2,047,811	1,870,475
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class 4A1, 6.500%, 7/25/2037	1,866,742	1,705,086
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR11, Class A1, 2.833%, 8/25/2036 (g)	172,488	167,971
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1, 2.244%, 9/25/2036 (g)	298,670	292,783

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR14, Class 1A3, 2.947%, 10/25/2036 (g)	$620,466	$607,459
Wells Fargo Mortgage Backed Securities Trust, Series 2007-17, Class APO, 0.000%, 1/25/2038 (d)	44,306	31,433
Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class B4, 3.760%, 7/25/2049 (a)(g)	1,627,000	1,606,056
Wells Fargo Mortgage Backed Securities Trust, Series 2019-4, Class B4, 3.538%, 9/25/2049 (a)(g)	2,124,000	2,033,422
Wells Fargo Mortgage Backed Securities Trust, Series 2021-1, Class B6, 2.724%, 12/25/2050 (a)(g)	1,583,975	616,290
Wells Fargo Mortgage Backed Securities Trust, Series 2021-1, Class B5, 2.724%, 12/25/2050 (a)(g)	1,011,000	626,076
Wells Fargo Mortgage Backed Securities Trust, Series 2021-1, Class B4, 2.724%, 12/25/2050 (a)(g)	1,818,000	1,355,006
Wells Fargo Mortgage Backed Securities Trust, Series 2022-1, Class B5, 2.988%, 8/25/2051 (a)(g)	1,158,000	739,825
Wells Fargo Mortgage Backed Securities Trust, Series 2022-1, Class B6, 2.988%, 8/25/2051 (a)(g)	1,852,327	739,721
Wells Fargo Mortgage Backed Securities Trust, Series 2022-1, Class B4, 2.988%, 8/25/2051 (a)(g)	1,620,000	1,426,191
Wells Fargo Mortgage Backed Securities Trust, Series 2022-1, Class B2, 2.988%, 8/25/2051 (a)(g)	4,862,000	4,698,996
Wells Fargo Mortgage Loan Trust, Series 2010-RR2, Class 1A4, 2.818%, 9/27/2035 (a)(g)	4,405,591	3,934,558
Western Mortgage Reference Notes, Series 2021-CL2, Class M4, 5.400% (SOFR30A + 5.350%), 7/25/2059 (a)(e)	19,908,550	19,977,015
Western Mortgage Reference Notes, Series 2021-CL2, Class M5, 6.550% (SOFR30A + 6.500%), 7/25/2059 (a)(e)	8,638,678	8,666,884
Western Mortgage Reference Notes, Series 2021-CL2, Class B, 8.550% (SOFR30A + 8.500%), 7/25/2059 (a)(e)	6,600,000	6,620,275
WinWater Mortgage Loan Trust, Series 2014-1, Class B5, 3.915%, 6/20/2044 (a)(g)	2,370,000	2,375,667
WinWater Mortgage Loan Trust, Series 2014-2, Class B5, 4.034%, 9/20/2044 (a)(g)	1,938,000	1,850,168
WinWater Mortgage Loan Trust, Series 2015-A, Class B5, 3.815%, 6/20/2045 (a)(g)	3,945,294	3,546,148
ZeroDown LLC, Series 2021-SFR1, Class A, 3.861%, 9/25/2024 (a)(g)	20,683,883	20,650,913
ZeroDown LLC, Series 2021-SFR1, Class B, 7.677%, 9/25/2024 (a)	5,515,642	5,504,362

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $5,046,627,356)		$4,918,183,872

Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer – 1.02%
Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2, 2.408% (1 Month LIBOR USD + 2.300%), 8/25/2031 (a)(e)	1,445,019	1,452,024
Connecticut Avenue Securities Trust, Series 2019-R04, Class 2M2, 2.208% (1 Month LIBOR USD + 2.100%), 6/27/2039 (a)(e)	481,184	482,087
Connecticut Avenue Securities Trust, Series 2019-R04, Class 2B1, 5.358% (1 Month LIBOR USD + 5.250%), 6/27/2039 (a)(e)	2,606,068	2,682,621
Connecticut Avenue Securities Trust, Series 2019-R05, Class 1M2, 2.108% (1 Month LIBOR USD + 2.000%), 7/25/2039 (a)(e)	202,479	202,859
Connecticut Avenue Securities Trust, Series 2019-R06, Class 2B1, 3.858% (1 Month LIBOR USD + 3.750%), 9/25/2039 (a)(e)	2,322,582	2,347,986

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer – (continued)
Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2, 2.208% (1 Month LIBOR USD + 2.100%), 10/25/2039 (a)(e)	$1,990,593	$1,998,064
Connecticut Avenue Securities Trust, Series 2019-HRP1, Class B1, 9.358% (1 Month LIBOR USD + 9.250%), 11/25/2039 (a)(e)	2,500,000	2,659,375
Connecticut Avenue Securities Trust, Series 2020-R02, Class 2B1, 3.108% (1 Month LIBOR USD + 3.000%), 1/25/2040 (a)(e)	3,017,089	3,020,860
Federal Home Loan Mortgage Corp., Series 2021-HQA4, Class B2, 7.050% (SOFR30A + 7.000%), 12/26/2041 (a)(e)	5,550,000	5,529,188
Federal Home Loan Mortgage Corp., Series 2018-SPI2, Class B, 3.807%, 5/25/2048 (a)(g)	5,335,476	5,193,755
Federal Home Loan Mortgage Corp., Series 2018-SPI3, Class B, 4.148%, 8/25/2048 (a)(g)	10,219,254	10,113,934
Federal Home Loan Mortgage Corp., Series 2018-SPI4, Class B, 4.501%, 11/25/2048 (a)(g)	22,591,636	22,463,451
Federal Home Loan Mortgage Corp., Series 2019-DNA4, Class M2, 2.058% (1 Month LIBOR USD + 1.950%), 10/25/2049 (a)(e)	1,087,351	1,091,432
Federal Home Loan Mortgage Corp., Series 2019-HQA4, Class M2, 2.158% (1 Month LIBOR USD + 2.050%), 11/26/2049 (a)(e)	1,874,981	1,881,433
Federal Home Loan Mortgage Corp., Series 2020-HQA1, Class B1, 2.458% (1 Month LIBOR USD + 2.350%), 1/25/2050 (a)(e)	4,899,856	4,887,606
Federal Home Loan Mortgage Corp., Series 2020-DNA2, Class B1, 2.608% (1 Month LIBOR USD + 2.500%), 2/25/2050 (a)(e)	3,800,000	3,809,500
Federal Home Loan Mortgage Corp., Series 2021-DNA1, Class B1, 2.700% (SOFR30A + 2.650%), 1/25/2051 (a)(e)	2,153,143	2,139,686
Federal National Mortgage Association, Series 2015-C03, Class 1M2, 5.108% (1 Month LIBOR USD + 5.000%), 7/25/2025 (e)	977,469	1,006,524
Federal National Mortgage Association, Series 2017-C06, Class 2M2, 2.908% (1 Month LIBOR USD + 2.800%), 2/25/2030 (e)	1,049,018	1,071,009

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY CREDIT RISK TRANSFER (Cost – $72,361,135)		$74,033,394

U.S. Treasury Notes – 2.08%
0.625%, 10/15/2024	44,000,000	43,192,187
0.750%, 11/15/2024	15,000,000	14,757,422
2.125%, 11/30/2024	50,000,000	51,074,219
2.250%, 12/31/2024	40,000,000	41,015,625

TOTAL U.S. TREASURY NOTES (Cost – $152,622,468)		$150,039,453

Whole Loans – 0.36%
Agency High Balance Residential Mortgages, 4.500% to 5.125%, 5/24/2048 to 6/5/2048	1,632,153	1,669,517
Agency High Balance Residential Mortgages, 2.5000%, 4/26/2037 to 8/24/2037 (c)	2,338,515	2,216,712
Gateway Mount Pleasant CRE, 5.300%, 8/1/2028	13,493,866	11,684,914
Savannah Grand, 6.900%, 2/6/2022	4,600,000	4,589,467
Valley Oaks Nursing Home, 12.500%, 3/31/2022	5,665,493	5,666,507

TOTAL WHOLE LOANS (Cost – $25,865,036)		$25,827,117

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

	Shares	Value
Short-Term Investments – 9.24%
Money Market Funds – 9.24%
First American Government Obligations Fund, Class U, 0.026% (q)	667,438,506	$667,438,506

TOTAL SHORT-TERM INVESTMENTS (Cost – $667,438,506)		$667,438,506

TOTAL INVESTMENTS – 110.49% (Cost – $8,159,331,831)		$7,985,246,813

TBA Sales Commitments – (2.76%)	Principal Amount
Residential Mortgage-Backed Securities – U.S. Government Agency – (2.76%)
Federal National Mortgage Association, 2.500%, 2/15/2047	$(200,000,000)	(199,756,600)

TOTAL TBA SALES COMMITMENTS (Proceeds Received – $204,187,500)		$(199,756,600)

Liabilities in Excess of Other Assets – (7.73%)		(558,491,249)

NET ASSETS – 100.00%		$7,226,998,964

LIBOR: London Inter-Bank Offered Rate

SOFR: Secured Overnight Financing Rate

SOFR30A: Secured Overnight Financing Rate 30 Day Average

TSFR3M 1 Month Term Secured Overnight Financing Rate

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2022, the value of these securities amounted to $4,293,151,343 or 59.40% of net assets.

(b)	Security issued on a when-issued basis. On January 31, 2022, the total value of investments purchased on a when-issued basis was $23,757,193 or 0.33% of net assets.
(c)	Illiquid security. At January 31, 2022, the value of these securities amounted to $400,718,296 or 5.54% of net assets.
(d)	Principal only security.
(e)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2022.

(f)	Interest only security.
(g)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2022.
(h)

Security exempt from registration under Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. At January 31, 2022, the value of securities pledged amounted to $16,335,983 or 0.23% of net assets.

(i)	All or a portion of the security has been pledged as collateral in connection with open credit agreements. At January 31, 2022, the value of securities pledged amounted to $793,230,992.
(j)

As of January 31, 2022, the Fund has fair valued these securities under the procedures established by the Fund’s Board of Trustees. The value of these securities amounted to $48,467,313 or 0.67% of net assets. Value determined using significant unobservable inputs.

(k)	Non-income producing security. Item identified as in default as to the payment of interest.
(l)	Auction rate security. Rate disclosed is the rate in effect as of January 31, 2022.
(m)	Security issued as a “Baby Bond”, with a par value of $25 per bond. The principal balance disclosed above represents the issuer’s outstanding principal that corresponds to the bonds held in the Fund.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Multi-Strategy Income Fund

Consolidated Schedule of Investments – (continued)

January 31, 2022

(n)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2022.
(o)

Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

(p)	All or a portion of the security has been pledged as collateral in connection with open reverse repurchase agreements. At January 31, 2022, the value of securities pledged amounted to $157,724,734.
(q)	Rate disclosed is the seven day yield as of January 31, 2022.

Consolidated Schedule of Open Futures Contracts

Short Futures Contracts	Expiration Month	Number of Contracts	Notional Value	Value & Unrealized Appreciation (Depreciation)
USD IRS 10 Year Prime Future	March 2022	(1,067)	$(105,232,875)	$1,570,258
7 Year ERIS Aged Standard Swap Future	March 2029	(214)	(20,950,600)	(82,069)
10 Year ERIS Aged Standard Swap Future	December 2030	(600)	(56,361,240)	1,146,660

Total				2,634,849

Long Futures Contracts
3 Year ERIS Aged Standard Swap Future	December 2024	674	66,014,930	(987,073)

Long/Short Total				$1,647,776

Consolidated Schedule of Open Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Value
J.P. Morgan Securities LLC	0.875%	11/30/2021	2/28/2022	$51,061,502	$50,950,000
J.P. Morgan Securities LLC	0.975%	11/30/2021	2/28/2022	84,050,454	83,846,000

					$134,796,000

A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing transaction under which the Fund will effectively pledge certain assets as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount less than the fair value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and interest and correspondingly receive back its collateral. While used as collateral, the pledged assets continue to pay principal and interest which are for the benefit of the Fund.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Schedule of Investments

January 31, 2022

	Principal Amount	Value
Collateralized Debt Obligations – 3.80%
Hildene TruPS Financials Note Securitization Ltd., Series 2018-1A, Class A1, 1.591% (3 Month LIBOR USD + 1.360%), 10/12/2038 (a)(b)(c)	$1,499,495	$1,491,998
Hildene TruPS Financials Note Securitization Ltd., Series 2018-1A, Class B, 4.271% (3 Month LIBOR USD + 4.040%), 10/12/2038 (a)(b)(c)	1,000,000	970,000
Hildene TruPS Financials Note Securitization Ltd., Series 2019-2A, Class A1, 1.920% (3 Month LIBOR USD + 1.760%), 5/23/2039 (a)(b)(c)	1,900,590	1,886,335
Hildene TruPS Financials Note Securitization Ltd., Series 2019-2A, Class A2, 2.610% (3 Month LIBOR USD + 2.450%), 5/23/2039 (a)(b)(c)	2,000,000	1,990,000

TOTAL COLLATERALIZED DEBT OBLIGATIONS (Cost – $6,361,428)		$6,338,333

Common Stocks – 4.02%	Shares
Financial – 4.02%
AmeriServ Financial, Inc.	89,766	385,096
Arrow Financial Corp.	17,100	604,998
Bank7 Corp.	21,400	516,810
Berkshire Hills Bancorp, Inc.	7,000	207,130
Central Valley Community Bancorp	19,000	425,600
City Holding Co.	5,500	441,155
Community Financial Corp.	10,800	427,680
Eagle Bancorp Montana, Inc.	28,506	649,937
Financial Institutions, Inc.	16,594	534,991
First United Corp.	36,500	727,445
Greene County Bancorp, Inc.	22,248	840,529
Hingham Institution for Savings	1,000	387,830
Sterling Bancorp, Inc. (d)	93,000	553,350

TOTAL COMMON STOCKS (Cost – $5,775,993)		$6,702,551

Corporate Obligations – 86.17%	Principal Amount
Financial – 86.17%
A10 Capital LLC, 5.875%, 8/17/2026 (c)	$1,000,000	998,693
Allegiance Bancshares, Inc., 4.700% (SOFR + 3.392%), 10/1/2029 (a)	1,000,000	1,028,351
Allegiance Bank, 5.250% (3 Month LIBOR USD + 3.030%), 12/15/2027 (a)(c)	1,000,000	1,007,965
Amalgamated Financial Corp., 3.250% (SOFR + 2.300%), 11/15/2031 (a)	2,000,000	1,976,363
Arbor Realty Trust, Inc., 5.750%, 4/1/2024 (c)	1,500,000	1,530,560
Arbor Realty Trust, Inc., 4.500%, 3/15/2027 (c)	2,500,000	2,457,848
B. Riley Financial, Inc., 5.500%, 3/31/2026 (e)	1,000,000	1,007,200
Banc of California, Inc., 5.250%, 4/15/2025	500,000	520,604
BankFinancial Corp., 3.750% (SOFR + 2.990%), 5/15/2031 (a)(c)	2,000,000	1,945,568
BankGuam Holding Co., 4.750% (SOFR + 4.130%), 7/1/2031 (a)(c)	2,000,000	1,959,736
Business Development Corp. of America, 4.750%, 12/30/2022 (c)	2,000,000	2,029,960
Byline Bancorp, Inc., 6.000% (SOFR + 5.880%), 7/1/2030 (a)	1,000,000	1,076,644
Cadence Bancorp, 4.750% (3 Month LIBOR USD + 3.030%), 6/30/2029 (a)	2,500,000	2,625,338
CB Financial Services, Inc., 3.875% (SOFR + 2.800%), 12/15/2031 (a)(c)	1,000,000	985,686
Central Pacific Financial Corp., 4.750% (SOFR + 4.560%), 11/1/2030 (a)	1,000,000	1,041,080
Civista Bancshares, Inc., 3.250% (SOFR + 2.190%), 12/31/2031 (a)(c)	2,500,000	2,463,357

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
Clear Street Holdings LLC, 5.875%, 5/15/2026 (c)	$2,000,000	$1,989,958
ConnectOne Bancorp, Inc., 5.200% (3 Month LIBOR USD + 2.840%), 2/1/2028 (a)	1,950,000	1,975,158
Cowen, Inc., 7.250%, 5/6/2024 (c)	1,000,000	1,065,981
CRB Group, Inc., 6.500% (SOFR + 6.380%), 9/1/2030 (a)(c)	1,000,000	1,129,248
Dickinson Financial Corp., 4.250% (SOFR + 4.030%), 11/15/2030 (a)(c)	1,250,000	1,261,519
Dime Community Bancshares, Inc., 4.500% (3 Month LIBOR USD + 2.660%), 6/15/2027 (a)	650,000	655,009
Equity Bancshares, Inc., 7.000% (SOFR + 6.880%), 6/30/2030 (a)	1,000,000	1,100,059
FedNat Holding Co., 7.750%, 3/15/2029	2,500,000	2,637,500
Fidelity Bank, 5.875% (3 Month LIBOR USD + 3.630%), 5/31/2030 (a)	2,000,000	2,098,428
Fidelity Financial Corp., 5.750% (3 Month LIBOR USD + 3.910%), 9/30/2027 (a)(c)	3,000,000	3,027,047
Financial Institutions, Inc., 6.000% (3 Month LIBOR USD + 3.944%), 4/15/2030 (a)	1,500,000	1,591,499
First Bancshares, Inc., 6.400% (3 Month LIBOR USD + 3.390%), 5/1/2033 (a)	2,500,000	2,799,868
First Business Financial Services, Inc., 5.500% (SOFR + 4.332%), 8/15/2029 (a)(c)	3,000,000	3,075,083
First Financial Bancorp, 5.250% (SOFR + 5.090%), 5/15/2030 (a)	1,000,000	1,051,619
First Foundation, Inc., 3.500% (SOFR + 2.040%), 2/1/2032 (a)	1,000,000	994,595
First Internet Bancorp, 3.750% (SOFR + 3.110%), 9/1/2031 (a)	1,000,000	966,755
First Northwest Bancorp, 3.750% (SOFR + 3.000%), 3/30/2031 (a)	1,500,000	1,463,993
Firstsun Capital Bancorp, 6.000% (SOFR + 5.890%), 7/1/2030 (a)(c)	2,000,000	2,127,912
Flushing Financial Corp., 3.125% (SOFR + 2.035%), 12/1/2031 (a)	3,000,000	2,965,727
FS Bancorp, Inc., 3.750% (SOFR + 3.370%), 2/15/2031 (a)	1,000,000	1,015,938
Happy Bancshares, Inc., 5.500% (SOFR + 5.345%), 7/31/2030 (a)(c)	3,000,000	3,166,359
Homestreet, Inc., 6.500%, 6/1/2026	3,000,000	3,167,012
Horizon Bancorp, Inc., 5.625% (SOFR + 5.490%), 7/1/2030 (a)	1,000,000	1,074,772
Independent Bank Corp., 5.950% (SOFR + 5.825%), 5/31/2030 (a)(c)	750,000	788,348
Independent Bank Group, Inc., 5.000% (3 Month LIBOR USD + 2.830%), 12/31/2027 (a)	1,750,000	1,760,806
Investar Holding Corp., 6.000% (3 Month LIBOR USD + 3.945%), 3/30/2027 (a)	2,500,000	2,508,020
Jamesmark Bancshares, Inc., 3.750% (SOFR + 3.050%), 10/1/2031 (a)(c)	850,000	828,905
Kingstone Cos, Inc., 5.500%, 12/30/2022	4,350,000	4,350,341
Level One Bancorp, Inc., 4.750% (SOFR + 3.110%), 12/18/2029 (a)	1,000,000	1,030,637
Limestone Bancorp, Inc., 5.750% (3 Month LIBOR USD + 3.950%), 7/31/2029 (a)(c)	1,000,000	1,030,371
Malvern Bancorp, Inc., 6.125% (3 Month LIBOR USD + 4.145%), 2/15/2027 (a)	500,000	500,333
Marble Point Loan Financing Ltd. / MPLF Funding I LLC, 7.500%, 10/16/2025 (c)	3,500,000	3,362,743
Mercantile Bank Corp., 3.250% (SOFR + 2.120%), 1/30/2032 (a)(c)	3,000,000	2,954,007
Metropolitan Bank Holding Corp., 6.250% (3 Month LIBOR USD + 4.260%), 3/15/2027 (a)(c)	1,200,000	1,203,127
Midwest Bankcentre, Inc., 3.625% (SOFR + 2.950%), 6/15/2031 (a)(c)	1,500,000	1,466,166
Millennium Consolidated Holdings LLC, 7.500%, 6/30/2023 (c)	1,000,000	1,025,170
Narragansett Financial Corp., 3.875% (SOFR + 3.190%), 5/15/2031 (a)(c)	2,000,000	1,968,667
National Bank of Indianapolis Corp., 5.500% (3 Month LIBOR USD + 4.209%), 9/15/2029 (a)(c)	2,000,000	2,052,945
New York Community Bancorp, Inc., 5.900% (3 Month LIBOR USD + 2.780%), 11/6/2028 (a)	2,000,000	2,130,407
NexBank Capital, Inc., 6.375% (3 Month LIBOR USD + 4.585%), 9/30/2027 (a)(c)	1,750,000	1,788,022
NexBank Capital, Inc., 4.000% (SOFR + 3.390%), 8/15/2031 (a)(c)	3,000,000	2,989,472
Northpointe Bancshares, Inc., 6.000% (TSFR3M + 4.905%), 9/30/2029 (a)(c)	1,000,000	1,071,517
Oakstar Bancshares, Inc., 4.250% (SOFR + 3.516%), 4/15/2031 (a)(c)	1,000,000	987,544
Olney Bancshares of Texas, Inc., 4.000% (SOFR + 3.320%), 3/15/2031 (a)(c)	1,250,000	1,219,759
Pacific Western Bank, 3.250% (SOFR + 2.520%), 5/1/2031 (a)	2,000,000	1,998,302
Peapack-Gladstone Financial Corp., 3.500% (SOFR + 3.260%), 12/30/2030 (a)	1,500,000	1,508,754
Preferred Bank, 3.375% (SOFR + 2.780%), 6/15/2031 (a)	4,000,000	4,015,801
Primis Financial Corp., 5.875% (3 Month LIBOR USD + 3.950%), 1/31/2027 (a)(c)	1,000,000	1,000,413

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
RBB Bancorp, 4.000% (SOFR + 3.290%), 4/1/2031 (a)	$3,000,000	$3,054,763
Ready Capital Corp., 5.750%, 2/15/2026 (e)	1,000,000	1,022,800
Renasant Corp., 3.000% (SOFR + 1.910%), 12/1/2031 (a)	3,700,000	3,640,448
River Financial Corp., 4.000% (SOFR + 3.420%), 3/15/2031 (a)(c)	1,000,000	1,003,824
Sandy Spring Bancorp, Inc., 4.250% (SOFR + 2.882%), 11/15/2029 (a)	1,250,000	1,277,493
SmartFinancial, Inc., 5.625% (3 Month LIBOR USD + 2.550%), 10/2/2028 (a)(c)	1,250,000	1,290,027
South Street Securities Funding LLC, 6.250%, 12/30/2026 (c)	1,000,000	978,988
Sterling Bancorp, Inc., 6.059% (3 Month LIBOR USD + 5.820%), 4/15/2026 (a)(c)	2,000,000	2,001,025
Sterling Bancorp, Inc., 4.000% (SOFR + 2.530%), 12/30/2029 (a)	1,800,000	1,854,009
Summit Financial Group, Inc., 3.250% (SOFR + 2.300%), 12/1/2031 (a)(c)	1,000,000	987,510
Texas State Bankshares, Inc., 5.750% (3 Month LIBOR USD + 3.550%), 6/15/2029 (a)(c)	2,000,000	2,072,884
Trinitas Capital Management LLC, 6.000%, 7/30/2026 (c)	2,000,000	1,935,257
Trinity Capital, Inc., 4.250%, 12/15/2026	2,000,000	1,972,014
Trustmark Corp., 3.625% (SOFR + 3.387%), 12/1/2030 (a)	2,000,000	2,039,496
United Insurance Holdings Corp., 6.250%, 12/15/2027	2,000,000	2,020,000
Western Alliance Bancorp, 3.000% (SOFR + 2.250%), 6/15/2031 (a)	2,000,000	2,003,482
WhiteHorse Finance, Inc., 4.000%, 12/15/2026	1,000,000	977,938
Zais Group LLC, 7.000%, 11/15/2023 (c)	960,000	958,436

TOTAL CORPORATE OBLIGATIONS (Cost – $142,503,980)		$143,686,963

Preferred Stocks – 1.32%	Shares
Financial – 1.32%
First Guaranty Bancshares, Inc. 6.750%	40,000	1,068,000
TriState Capital Holdings, Inc., 6.375% (3 Month LIBOR USD + 4.088%) (a)	43,321	1,128,512

TOTAL PREFERRED STOCKS (Cost – $2,145,025)		$2,196,512

Short-Term Investments – 2.14%
Money Market Funds – 2.14%
First American Government Obligations Fund, Class U, 0.026% (f)	3,574,541	3,574,541

TOTAL SHORT-TERM INVESTMENTS (Cost – $3,574,541)		$3,574,541

TOTAL INVESTMENTS – 97.45% (Cost – $160,360,967)		$162,498,900

Other Assets in Excess of Liabilities – 2.55%		4,248,508

NET ASSETS – 100.00%		$166,747,409

LIBOR:	London Inter-Bank Offered Rate
SOFR:	Secured Overnight Financing Rate
TSFR3M	3 Month Term Secured Overnight Financing Rate

(a)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2022.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Financials Income Fund

Schedule of Investments – (continued)

January 31, 2022

(b)	Illiquid security. At January 31, 2022, the value of these securities amounted to $6,338,333 or 3.80% of net assets.
(c)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2022, the value of these securities amounted to $75,525,941 or 45.29% of net assets.

(d)	Non-income producing security.
(e)	Security issued as a “Baby Bond”, with a par value of $25 per bond. The principal balance disclosed above represents the issuer’s outstanding principal that corresponds to the bonds held in the Fund.
(f)	Rate disclosed is the seven day yield as of January 31, 2022.

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments

January 31, 2022

	Shares	Value
Common Stocks – 0.03%
Consumer, Non-cyclical – 0.03%
Cenveo Corp. (a)(b)(c)	4,630	$27,780

TOTAL COMMON STOCKS (Cost – $490,470)		$27,780

Corporate Obligations – 98.66%	Principal Amount
Basic Materials – 12.87%
Arconic Corp., 6.125%, 2/15/2028 (c)	$250,000	259,745
Big River Steel LLC / BRS Finance Corp., 6.625%, 1/31/2029 (c)	800,000	845,540
Cleveland-Cliffs, Inc., 5.875%, 6/1/2027	750,000	776,284
Compass Minerals International, Inc., 6.750%, 12/1/2027 (c)	500,000	524,362
Consolidated Energy Finance SA, 6.500%, 5/15/2026 (c)	1,250,000	1,273,494
Copper Mountain Mining Corp., 8.000%, 4/9/2026 (c)(d)	1,000,000	1,051,300
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 6/15/2028 (c)	1,000,000	1,017,630
Hecla Mining Co., 7.250%, 2/15/2028	500,000	535,570
Mercer International, Inc., 5.125%, 2/1/2029	750,000	740,944
Methanex Corp., 5.125%, 10/15/2027	500,000	507,625
Schweitzer-Mauduit International, Inc., 6.875%, 10/1/2026 (c)	500,000	498,082
Sylvamo Corp, 7.000%, 9/1/2029 (c)	1,000,000	1,029,390
Taseko Mines Ltd., 7.000%, 2/15/2026 (c)	500,000	507,675

		9,567,641

Communications – 9.54%
AMC Networks, Inc., 4.750%, 8/1/2025	500,000	504,710
Cars.com, Inc., 6.375%, 11/1/2028 (c)	500,000	520,800
Consolidated Communications, Inc., 6.500%, 10/1/2028 (c)	500,000	516,100
CSC Holdings LLC, 5.500%, 4/15/2027 (c)	500,000	509,336
Cumulus Media New Holdings, Inc., 6.750%, 7/1/2026 (c)	542,000	558,249
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.875%, 8/15/2027 (c)	1,000,000	1,006,100
Entercom Media Corp., 6.500%, 5/1/2027 (c)	100,000	95,213
Entercom Media Corp., 6.750%, 3/31/2029 (c)	200,000	186,345
Gray Escrow, Inc., 5.375%, 11/15/2031 (c)	1,000,000	987,155
Lamar Media Corp., 4.875%, 1/15/2029	250,000	254,375
Nexstar Broadcasting, Inc., 5.625%, 7/15/2027 (c)	250,000	256,614
Outfront Media Capital LLC / Outfront Media Capital Corp., 5.000%, 8/15/2027 (c)	250,000	248,725
Terrier Media Buyer, Inc., 8.875%, 12/15/2027 (c)	250,000	263,619
Townsquare Media, Inc., 6.875%, 2/1/2026 (c)	300,000	311,991
Univision Communications, Inc., 6.625%, 6/1/2027 (c)	250,000	262,876
Urban One, Inc., 7.375%, 2/1/2028 (c)	600,000	610,869

		7,093,077

Consumer, Cyclical – 17.62%
American Airlines, Inc. / AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026 (c)	500,000	511,250
American Axle & Manufacturing, Inc., 5.000%, 10/1/2029	1,000,000	925,240
Aramark Services, Inc., 6.375%, 5/1/2025 (c)	500,000	517,500
Arrow Bidco LLC, 9.500%, 3/15/2024 (c)	500,000	507,422
Beacon Roofing Supply, Inc., 4.500%, 11/15/2026 (c)	250,000	254,685
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC, 5.000%, 6/15/2029 (c)	250,000	247,186

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Corporate Obligations – (continued)
Consumer, Cyclical – (continued)
Carnival Corp., 6.000%, 5/1/2029 (c)	$100,000	$96,335
CD&R Smokey Buyer, Inc., 6.750%, 7/15/2025 (c)	250,000	260,586
Clarios Global LP, 6.750%, 5/15/2025 (c)	226,000	234,738
Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028 (c)	500,000	534,122
FirstCash, Inc., 4.625%, 9/1/2028 (c)	500,000	477,712
Ford Motor Co., 9.000%, 4/22/2025	1,000,000	1,183,255
Ford Motor Co., 3.250%, 2/12/2032	200,000	191,468
Ford Motor Credit Co. LLC, 3.625%, 6/17/2031	500,000	495,105
Goodyear Tire & Rubber Co., 5.000%, 7/15/2029 (c)	500,000	501,087
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd., 5.750%, 1/20/2026 (c)	500,000	512,112
Installed Building Products, Inc., 5.750%, 2/1/2028 (c)	100,000	102,794
International Game Technology PLC, 5.250%, 1/15/2029 (c)	200,000	204,620
Lithia Motors, Inc., 4.625%, 12/15/2027 (c)	250,000	256,565
Lithia Motors, Inc., 4.375%, 1/15/2031 (c)	500,000	503,638
Marriott Ownership Resorts, Inc., 4.750%, 1/15/2028	500,000	497,048
Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027 (c)	250,000	266,044
New Red Finance, Inc., 4.375%, 1/15/2028 (c)	250,000	245,814
Party City Holdings, Inc., 8.750%, 2/15/2026 (c)	250,000	251,875
Ritchie Bros Holdings, Inc., 4.750%, 12/15/2031 (c)	470,000	474,000
Six Flags Theme Parks, Inc., 7.000%, 7/1/2025 (c)	250,000	260,923
Spirit Loyalty Cayman Ltd. / Spirit IP Cayman Ltd., 8.000%, 9/20/2025 (c)	300,000	325,412
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.000%, 6/1/2031 (c)	100,000	98,633
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc., 5.875%, 6/15/2024	850,000	892,381
United Airlines, Inc., 4.375%, 4/15/2026 (c)	500,000	497,185
Univar Solutions USA, Inc. / Washington, 5.125%, 12/1/2027 (c)	250,000	254,688
White Cap Buyer LLC, 6.875%, 10/15/2028 (c)	500,000	513,645

		13,095,068

Consumer, Non-cyclical – 11.78%
Catalent Pharma Solutions, Inc., 5.000%, 7/15/2027 (c)	250,000	256,000
CPI CG, Inc., 8.625%, 3/15/2026 (c)	250,000	256,514
JBS USA LUX SA / JBS USA Finance, Inc., 6.500%, 4/15/2029 (c)	750,000	813,795
Korn Ferry, 4.625%, 12/15/2027 (c)	250,000	253,764
Mozart Debt Merger Sub, Inc., 5.250%, 10/1/2029 (c)	500,000	487,157
NESCO Holdings, Inc., 5.500%, 4/15/2029 (c)	100,000	99,180
Performance Food Group, Inc., 4.250%, 8/1/2029 (c)	500,000	470,005
Prime Security Services Borrower LLC / Prime Finance, Inc., 3.375%, 8/31/2027 (c)	750,000	697,410
Primo Water Holdings, Inc., 4.375%, 4/30/2029 (c)	1,000,000	963,360
Rent-A-Center, Inc., 6.375%, 2/15/2029 (c)	500,000	514,562
Sabre GLBL, Inc., 9.250%, 4/15/2025 (c)	100,000	112,042
Sabre GLBL, Inc., 7.375%, 9/1/2025 (c)	100,000	102,658
Select Medical Corp., 6.250%, 8/15/2026 (c)	1,000,000	1,028,315
ServiceMaster Co. LLC, 7.450%, 8/15/2027	500,000	616,722
Simmons Foods, Inc., 4.625%, 3/1/2029 (c)	250,000	240,151
Sotheby’s, 7.375%, 10/15/2027 (c)	810,000	843,846
Sotheby’s/Bidfair Holdings, Inc., 5.875%, 6/1/2029 (c)	500,000	507,065

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Corporate Obligations – (continued)
Consumer, Non-cyclical – (continued)
TreeHouse Foods, Inc., 4.000%, 9/1/2028	$250,000	$234,164
US Foods, Inc., 6.250%, 4/15/2025 (c)	250,000	258,739

		8,755,449

Energy – 20.99%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 3/1/2027 (c)	250,000	254,199
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 1/15/2028 (c)	1,250,000	1,275,812
Antero Resources Corp., 8.375%, 7/15/2026 (c)	162,000	180,884
Archrock Partners LP / Archrock Partners Finance Corp., 6.875%, 4/1/2027 (c)	700,000	718,963
Atlantica Sustainable Infrastructure PLC, 4.125%, 6/15/2028 (c)	250,000	239,307
Calumet Specialty Products Partners LP / Calumet Finance Corp., 8.125%, 1/15/2027 (c)	600,000	603,405
CITGO Petroleum Corp., 7.000%, 6/15/2025 (c)	500,000	504,245
CNX Resources Corp., 6.000%, 1/15/2029 (c)	100,000	103,163
Comstock Resources, Inc., 6.750%, 3/1/2029 (c)	100,000	103,042
Comstock Resources, Inc., 5.875%, 1/15/2030 (c)	100,000	99,550
Continental Resources, Inc., 5.750%, 1/15/2031 (c)	100,000	114,154
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 6.000%, 2/1/2029 (c)	500,000	505,090
CrownRock LP / CrownRock Finance, Inc., 5.000%, 5/1/2029 (c)	250,000	252,740
DCP Midstream LP, 7.375% (3 Month LIBOR USD + 5.148%), 6/15/2023 (e)	500,000	480,265
Encino Acquisition Partners Holdings LLC, 8.500%, 5/1/2028 (c)	250,000	253,178
EnLink Midstream LLC, 5.625%, 1/15/2028 (c)	100,000	102,885
Enviva Partners LP / Enviva Partners Finance Corp., 6.500%, 1/15/2026 (c)	750,000	775,605
Hilcorp Energy I LP / Hilcorp Finance Co., 5.750%, 2/1/2029 (c)	900,000	919,485
New Fortress Energy, Inc., 6.750%, 9/15/2025 (c)	250,000	237,330
New Fortress Energy, Inc., 6.500%, 9/30/2026 (c)	500,000	468,388
PBF Holding Co. LLC / PBF Finance Corp., 6.000%, 2/15/2028	500,000	352,480
PBF Logistics LP / PBF Logistics Finance Corp., 6.875%, 5/15/2023	250,000	245,950
Range Resources Corp., 8.250%, 1/15/2029	100,000	110,686
Renewable Energy Group, Inc., 5.875%, 6/1/2028 (c)	300,000	301,796
Shelf Drilling Holdings Ltd., 8.250%, 2/15/2025 (c)	1,500,000	1,168,590
SunCoke Energy, Inc., 4.875%, 6/30/2029 (c)	500,000	488,808
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 7.500%, 10/1/2025 (c)	500,000	526,500
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 6.000%, 12/31/2030 (c)	500,000	478,163
Transocean, Inc., 11.500%, 1/30/2027 (c)	113,000	112,317
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 4/1/2026	250,000	254,804
USA Compression Partners LP / USA Compression Finance Corp., 6.875%, 9/1/2027	750,000	770,910
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (c)	250,000	252,064
Venture Global Calcasieu Pass LLC, 3.875%, 11/1/2033 (c)	250,000	247,946
Warrior Met Coal, Inc., 7.875%, 12/1/2028 (c)	2,000,000	2,102,470

		15,605,174

Financial – 14.98%
Coinbase Global, Inc., 3.375%, 10/1/2028 (c)	1,000,000	896,755
Credit Acceptance Corp., 6.625%, 3/15/2026	500,000	515,690
Enact Holdings, Inc., 6.500%, 8/15/2025 (c)	500,000	529,517
Freedom Mortgage Corp., 7.625%, 5/1/2026 (c)	500,000	478,210
Global Aircraft Leasing Co. Ltd., 6.250% Cash or 7.250% PIK, 9/15/2024 (c)	268,452	252,278

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Corporate Obligations – (continued)
Financial – (continued)
goeasy Ltd., 5.375%, 12/1/2024 (c)	$250,000	$255,250
goeasy Ltd., 4.375%, 5/1/2026 (c)	500,000	500,705
HAT Holdings I LLC / HAT Holdings II LLC, 3.375%, 6/15/2026 (c)	750,000	723,682
Howard Hughes Corp., 5.375%, 8/1/2028 (c)	250,000	254,739
LD Holdings Group LLC, 6.125%, 4/1/2028 (c)	500,000	446,660
LPL Holdings, Inc., 4.625%, 11/15/2027 (c)	500,000	504,397
MGIC Investment Corp., 5.250%, 8/15/2028	250,000	258,891
MPT Operating Partnership LP / MPT Finance Corp., 3.500%, 3/15/2031	500,000	481,467
Nationstar Mortgage Holdings, Inc., 6.000%, 1/15/2027 (c)	750,000	778,980
NMI Holdings, Inc., 7.375%, 6/1/2025 (c)	250,000	277,705
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance, 4.875%, 5/15/2029 (c)	250,000	247,249
PennyMac Financial Services, Inc., 5.375%, 10/15/2025 (c)	500,000	500,708
PennyMac Financial Services, Inc., 5.750%, 9/15/2031 (c)	250,000	239,329
PRA Group, Inc., 7.375%, 9/1/2025 (c)	250,000	265,430
PRA Group, Inc., 5.000%, 10/1/2029 (c)	500,000	494,383
Realogy Group LLC / Realogy Co-Issuer Corp., 5.250%, 4/15/2030 (c)	500,000	481,015
Starwood Property Trust, Inc., 5.500%, 11/1/2023 (c)	500,000	514,975
StoneX Group, Inc., 8.625%, 6/15/2025 (c)	100,000	106,180
United Wholesale Mortgage LLC, 5.500%, 11/15/2025 (c)	500,000	485,095
United Wholesale Mortgage LLC, 5.500%, 4/15/2029 (c)	500,000	458,558
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 2/15/2029 (c)	200,000	189,500

		11,137,348

Industrial – 8.92%
Bombardier, Inc., 7.500%, 12/1/2024 (c)	200,000	207,287
Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 2/1/2026 (c)	250,000	253,396
Builders FirstSource, Inc., 5.000%, 3/1/2030 (c)	250,000	256,375
Cargo Aircraft Management, Inc., 4.750%, 2/1/2028 (c)	500,000	503,952
Cloud Crane LLC, 10.125%, 8/1/2024 (c)	220,000	225,299
Cornerstone Building Brands, Inc., 6.125%, 1/15/2029 (c)	100,000	103,337
Covanta Holding Corp., 5.000%, 9/1/2030	250,000	248,044
Dycom Industries, Inc., 4.500%, 4/15/2029 (c)	100,000	98,091
Fortress Transportation and Infrastructure Investors LLC, 9.750%, 8/1/2027 (c)	250,000	274,060
Great Lakes Dredge & Dock Corp., 5.250%, 6/1/2029 (c)	100,000	102,417
Griffon Corp., 5.750%, 3/1/2028	350,000	350,303
II-VI, Inc., 5.000%, 12/15/2029 (c)	500,000	499,858
Kratos Defense & Security Solutions, Inc., 6.500%, 11/30/2025 (c)	250,000	257,774
MasTec, Inc., 4.500%, 8/15/2028 (c)	500,000	507,125
Matthews International Corp., 5.250%, 12/1/2025 (c)	250,000	255,781
MIWD Holdco LLC / MIWD Finance Corp., 5.500%, 2/1/2030 (c)	100,000	99,409
Moog, Inc., 4.250%, 12/15/2027 (c)	250,000	251,200
Mueller Water Products, Inc., 4.000%, 6/15/2029 (c)	300,000	294,465
Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029 (c)	500,000	495,565
Seaspan Corp., 5.500%, 8/1/2029 (c)	500,000	495,300
Spirit AeroSystems, Inc., 7.500%, 4/15/2025 (c)	100,000	104,266
SRM Escrow Issuer LLC, 6.000%, 11/1/2028 (c)	250,000	257,190

See accompanying notes which are an integral part of these financial statements.

Angel Oak High Yield Opportunities Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Corporate Obligations – (continued)
Industrial – (continued)
Vertiv Group Corp., 4.125%, 11/15/2028 (c)	$500,000	$488,128

		6,628,622

Technology – 0.25%
Seagate HDD Cayman, 3.375%, 7/15/2031	200,000	186,035

		186,035

Utilities – 1.71%
AmeriGas Partners LP / AmeriGas Finance Corp., 5.500%, 5/20/2025	250,000	258,465
Rockpoint Gas Storage Canada Ltd., 7.000%, 3/31/2023 (c)	500,000	500,622
Talen Energy Supply LLC, 10.500%, 1/15/2026 (c)	625,000	291,491
Talen Energy Supply LLC, 6.625%, 1/15/2028 (c)	250,000	220,554

		1,271,132

TOTAL CORPORATE OBLIGATIONS (Cost – $73,288,514)		$73,339,546

Short-Term Investments – 0.30%	Shares
Money Market Funds – 0.30%
First American Government Obligations Fund, Class U, 0.026% (f)	222,445	222,445

TOTAL SHORT-TERM INVESTMENTS (Cost – $222,445)		$222,445

TOTAL INVESTMENTS – 98.99% (Cost – $74,001,429)		$73,589,771

Other Assets in Excess of Liabilities – 1.01%		747,689

NET ASSETS – 100.00%		$74,337,459

LIBOR:	London Inter-Bank Offered Rate
PIK:	Payment-In-Kind

(a)

As of January 31, 2022, the Fund has fair valued these securities under the procedures established by the Fund’s Board of Trustees. The value of these securities amounted to $27,780 or 0.04% of net assets. Value determined using significant unobservable inputs.

(b)	Illiquid security. At January 31, 2022, the value of these securities amounted to $27,780 or 0.04% of net assets.
(c)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2022, the value of these securities amounted to $60,498,444 or 81.38% of net assets.

(d)

Security exempt from registration under Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. At January 31, 2022, the value of securities pledged amounted to $1,051,300 or 1.41% of net assets.

(e)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2022.

(f)	Rate disclosed is the seven day yield as of January 31, 2022.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments

January 31, 2022

	Principal Amount	Value
Asset-Backed Securities – 42.35%
ACC Auto Trust, Series 2021-A, Class A, 1.080%, 4/15/2027 (a)	$3,813,301	$3,799,115
ACC Auto Trust, Series 2021-A, Class B, 1.790%, 4/15/2027 (a)	4,611,000	4,538,750
ACC Trust, Series 2019-1, Class B, 4.470%, 10/20/2022 (a)	62,436	62,745
ACC Trust, Series 2019-2, Class B, 3.630%, 8/20/2023 (a)	1,640,503	1,651,729
ACC Trust, Series 2021-1, Class A, 0.740%, 11/20/2023 (a)	840,634	840,887
ACC Trust, Series 2019-1, Class C, 6.410%, 2/20/2024 (a)	3,000,000	3,053,217
ACC Trust, Series 2021-1, Class B, 1.430%, 7/22/2024 (a)	2,000,000	1,999,808
ACC Trust, Series 2019-2, Class C, 5.240%, 10/20/2024 (a)	1,000,000	1,014,715
Affirm Asset Securitization Trust, Series 2020-A, Class A, 2.100%, 2/18/2025 (a)	26,528,000	26,604,268
Affirm Asset Securitization Trust, Series 2020-A, Class B, 3.540%, 2/18/2025 (a)	1,800,000	1,806,349
Affirm Asset Securitization Trust, Series 2020-A, Class C, 6.230%, 2/18/2025 (a)	2,500,000	2,510,048
Affirm Asset Securitization Trust, Series 2021-A, Class D, 3.490%, 8/15/2025 (a)	1,610,000	1,618,288
Affirm Asset Securitization Trust, Series 2021-A, Class E, 5.650%, 8/15/2025 (a)	550,000	557,152
Affirm Asset Securitization Trust, Series 2021-B, Class D, 2.540%, 8/17/2026 (a)	250,000	249,117
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.170%, 11/15/2026 (a)	3,667,078	3,646,638
Ally Auto Receivables Trust, Series 2019-4, Class A3, 1.840%, 6/15/2024	336,735	338,813
American Credit Acceptance Receivables Trust, Series 2020-2, Class B, 2.480%, 9/13/2024 (a)	1,756,268	1,763,232
American Credit Acceptance Receivables Trust, Series 2021-2, Class A, 0.370%, 10/15/2024 (a)	932,832	933,176
American Credit Acceptance Receivables Trust, Series 2019-3, Class C, 2.760%, 9/12/2025 (a)	915,783	919,578
American Credit Acceptance Receivables Trust, Series 2021-2, Classs C, 0.970%, 7/13/2027 (a)	1,500,000	1,489,287
American Express Credit Account Master Trust, Series 2017-5, Class A, 0.483% (1 Month LIBOR USD + 0.380%), 2/18/2025 (b)	1,980,000	1,985,071
American Express Credit Account Master Trust, Series 2017-5, Class B, 0.683% (1 Month LIBOR USD + 0.580%), 2/18/2025 (b)	2,555,000	2,563,858
American Express Credit Account Master Trust, Series 2018-3, Class A, 0.423% (1 Month LIBOR USD + 0.320%), 10/15/2025 (b)	5,400,000	5,427,481
Aqua Finance Trust, Series 2019-A, Class A, 3.140%, 7/16/2040 (a)	981,056	995,374
Aqua Finance Trust, Series 2021-A, Class A, 1.540%, 7/17/2046 (a)	3,225,160	3,176,302
Aqua Finance Trust, Series 2020-AA, Class A, 1.900%, 7/17/2046 (a)	6,234,313	6,229,669
Arivo Acceptance Auto Loan Receivables Trust, Series 2021-1A, Class A, 1.190%, 1/15/2027 (a)	1,086,531	1,084,913
Avant Credit Card Master Trust, Series 2021-1A, Class A, 1.370%, 4/15/2027 (a)	3,500,000	3,427,844
Avant Credit Card Master Trust, Series 2021-1A, Class B, 1.620%, 4/15/2027 (a)	2,250,000	2,204,498
Avant Loans Funding Trust, Series 2021-REV1, Class A, 1.210%, 7/15/2030 (a)	2,000,000	2,000,464
Avid Automobile Receivables Trust, Series 2019-1, Class D, 4.030%, 7/15/2026 (a)	1,000,000	1,023,608
Barclays Dryrock Issuance Trust, Series 2019-1, Class A, 1.960%, 5/15/2025	2,251,000	2,268,164
BHG Securitization Trust, Series 2021-B, Class A, 0.900%, 10/17/2034 (a)	2,603,922	2,578,581
CarMax Auto Owner Trust, Series 2018-1, Class D, 3.370%, 7/15/2024	2,259,000	2,271,465
CarNow Auto Receivables Trust, Series 2021-1A, Class A, 0.970%, 10/15/2024 (a)	911,830	912,939
CarNow Auto Receivables Trust, Series 2021-1A, Class D, 3.640%, 2/17/2026 (a)	1,250,000	1,240,790
Carvana Auto Receivables Trust, Series 2021-N1, Class B, 1.090%, 1/10/2028	6,115,661	6,096,078
Carvana Auto Receivables Trust, Series 2021-N1, Class C, 1.300%, 1/10/2028	5,000,000	4,985,200
Carvana Auto Receivables Trust, Series 2021-N2, Class C, 1.070%, 3/10/2028	1,500,000	1,483,316
Carvana Auto Receivables Trust, Series 2021-P2, Class N, 1.880%, 5/10/2028 (a)	849,126	851,246
Carvana Auto Receivables Trust, Series 2021-N3, Class C, 1.020%, 6/12/2028	4,000,000	3,952,472

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Asset-Backed Securities – (continued)
Carvana Auto Receivables Trust, Series 2021-N3, Class N, 2.530%, 6/12/2028 (a)	$1,698,716	$1,703,399
Carvana Auto Receivables Trust, Series 2021-P3, Class N, 1.990%, 9/10/2028 (a)	1,293,797	1,297,019
Carvana Auto Receivables Trust, Series 2021-P4, Class N, 2.150%, 9/10/2028 (a)	4,500,000	4,507,182
Carvana Auto Receivables Trust, Series 2021-N4, Class N, 2.990%, 9/10/2028 (a)	3,000,000	3,008,913
CFMT Issuer Trust, Series 2021-GRN1, Class A, 1.100%, 3/20/2041 (a)	2,515,103	2,517,583
CFMT LLC, Series 2021-AL1, Class B, 1.390%, 9/22/2031 (a)	4,364,229	4,360,140
Chase Auto Credit Linked Notes, Series 2020-1, Class B, 0.991%, 1/25/2028 (a)	427,942	427,969
Chase Auto Credit Linked Notes, Series 2020-1, Class C, 1.389%, 1/25/2028 (a)	1,176,842	1,180,383
Chase Auto Credit Linked Notes, Series 2020-2, Class B, 0.840%, 2/25/2028 (a)	537,343	537,289
Chase Auto Credit Linked Notes, Series 2020-2, Class C, 1.139%, 2/25/2028 (a)	537,343	536,585
Chase Auto Credit Linked Notes, Series 2021-1, Class B, 0.875%, 9/25/2028 (a)	3,659,852	3,647,346
Chase Auto Credit Linked Notes, Series 2021-1, Class C, 1.024%, 9/25/2028 (a)	1,568,508	1,563,275
Chase Auto Credit Linked Notes, Series 2021-2, Class D, 1.138%, 12/25/2028 (a)	1,302,017	1,299,759
Chase Issuance Trust, Series 2017-A2, Class A, 0.506% (1 Month LIBOR USD + 0.400%), 3/15/2024 (b)	3,600,000	3,610,483
CIG Auto Receivables Trust, Series 2020-1A, Class B, 1.550%, 1/13/2025 (a)	1,000,000	1,003,589
Conn’s Receivables Funding LLC, Series 2020-A, Class C, 4.200%, 6/15/2025 (a)	112,525	113,216
Conn’s Receivables Funding LLC, Series 2021-A, Class A, 1.050%, 5/15/2026 (a)	1,578,462	1,580,612
Consumer Loan Underlying Bond CLUB Certificate Trust, Series 2019-HP1, Class A, 2.590%, 12/15/2026 (a)	401,723	403,331
Consumer Loan Underlying Bond CLUB Certificate Trust, Series 2019-HP1, Class B, 3.480%, 12/15/2026 (a)	5,829,000	5,899,811
Consumer Loan Underlying Bond CLUB Certificate Trust, Series 2019-33, Class PT, 11.263%, 10/17/2044 (a)(c)	2,419,251	2,403,156
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-P2, Class B, 2.830%, 10/15/2026 (a)	240,102	240,982
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-P2, Class C, 4.410%, 10/15/2026 (a)	1,200,000	1,216,604
Consumer Loan Underlying Bond Credit Trust, Series 2018-P1, Class C, 5.210%, 7/15/2025 (a)	85,289	85,687
Consumer Loan Underlying Bond Credit Trust, Series 2018-P2, Class C, 5.210%, 10/15/2025 (a)	582,764	585,337
Consumer Loan Underlying Bond Credit Trust, Series 2018-P3, Class C, 5.540%, 1/15/2026 (a)	1,712,160	1,717,715
Consumer Loan Underlying Bond Credit Trust, Series 2019-P1, Class B, 3.280%, 7/15/2026 (a)	128,785	129,210
Consumer Underlying Bond Securitization, Series 2018-1, Class A, 4.790%, 2/17/2026 (a)	827,984	834,156
Continental Finance Credit Card ABS Master Trust, Series 2020-1A, Class A, 2.240%, 12/15/2028 (a)	500,000	500,933
Continental Finance Credit Card ABS Master Trust, Series 2021-A, Class A, 2.550%, 12/17/2029 (a)	2,000,000	1,984,542
CPS Auto Receivables Trust, Series 2018-B, Class D, 4.260%, 3/15/2024 (a)	721,922	731,563
CPS Auto Receivables Trust, Series 2018-B, Class E, 5.610%, 12/16/2024 (a)	200,000	206,742
CPS Auto Receivables Trust, Series 2019-C, Class D, 3.170%, 6/16/2025 (a)	200,000	203,252
CPS Auto Receivables Trust, Series 2019-C, Class E, 4.300%, 7/15/2025 (a)	900,000	931,883
CPS Auto Receivables Trust, Series 2020-C, Class C, 1.710%, 8/15/2026 (a)	2,100,000	2,113,612
CPS Auto Receivables Trust, Series 2021-A, Class C, 0.830%, 9/15/2026 (a)	1,000,000	995,367
CPS Auto Receivables Trust, Series 2021-B, Class C, 1.230%, 3/15/2027 (a)	1,600,000	1,588,789
CPS Auto Receivables Trust, Series 2020-C, Class E, 4.220%, 5/15/2027 (a)	2,925,000	3,015,540
CPS Auto Receivables Trust, Series 2021-D, Class D, 2.310%, 10/15/2027 (a)	2,000,000	1,948,642
CPS Auto Receivables Trust, Series 2021-B, Class E, 3.410%, 6/15/2028 (a)	500,000	495,339
CPS Auto Trust, Series 2018-C, Class D, 4.400%, 6/17/2024 (a)	67,309	68,238
CPS Auto Trust, Series 2021-C, Class C, 1.210%, 6/15/2027 (a)	5,000,000	4,952,525

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Asset-Backed Securities – (continued)
Credit Acceptance Auto Loan Trust, Series 2020-2A, Class B, 1.930%, 9/15/2029 (a)	$400,000	$400,954
Donlen Fleet Lease Funding LLC, Series 2021-2, Class B, 0.980%, 12/11/2034 (a)	1,500,000	1,475,627
Drive Auto Receivables Trust, Series 2018-3, Class D, 4.300%, 9/16/2024	586,087	593,522
DT Auto Owner Trust, Series 2020-1A, Class B, 2.160%, 5/15/2024 (a)	1,633,232	1,641,519
DT Auto Owner Trust, Series 2021-1A, Class B, 0.620%, 9/15/2025 (a)	1,200,000	1,195,171
DT Auto Owner Trust, Series 2021-3A, Class C, 0.870%, 5/17/2027 (a)	2,582,000	2,541,421
DT Auto Owner Trust, Series 2021-3A, Class E, 2.650%, 9/15/2028 (a)	500,000	486,519
Ellington Financial Mortgage Trust, Series 2022-1, Class A1, 2.206%, 1/25/2067 (a)(c)	2,000,000	2,013,826
ENVA LLC, Series 2019-A, Class C, 7.620%, 6/20/2026 (a)	1,958,772	1,984,240
Evergreen Credit Card Trust, Series 2019-2, Class C, 2.620%, 9/16/2024 (a)	1,900,000	1,918,440
Exeter Automobile Receivables Trust, Series 2017-3A, Class C, 3.680%, 7/17/2023 (a)	2,663,496	2,689,574
Exeter Automobile Receivables Trust, Series 2020-2A, Class B, 2.080%, 7/15/2024 (a)	1,506,284	1,510,584
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.730%, 12/15/2025 (a)	9,500,000	9,684,813
Fair Square Issuance Trust, Series 2020-AA, Class A, 2.900%, 9/20/2024 (a)	1,500,000	1,503,104
FHF Trust, Series 2021-2A, Class A, 0.830%, 12/15/2026 (a)	2,723,255	2,700,758
FHF Trust, Series 2021-1A, Class A, 1.270%, 3/15/2027 (a)	3,606,117	3,590,264
First Investors Auto Owner Trust, Series 2017-2A, Class D, 3.560%, 9/15/2023 (a)	311,117	311,771
First Investors Auto Owner Trust, Series 2017-2A, Class E, 5.480%, 10/15/2024 (a)	2,000,000	2,008,038
First Investors Auto Owner Trust, Series 2020-1A, Class D, 3.150%, 4/15/2026 (a)	1,000,000	1,018,487
First Investors Auto Owner Trust, Series 2019-2A, Class F, 5.690%, 7/15/2026 (a)	500,000	515,311
First Investors Auto Owner Trust, Series 2019-1A, Class F, 6.150%, 7/15/2026 (a)	450,000	466,378
First Investors Auto Owner Trust, Series 2021-1A, Class B, 0.890%, 3/15/2027 (a)	1,450,000	1,442,388
First Investors Auto Owner Trust, Series 2021-2A, Class C, 1.470%, 11/15/2027 (a)	2,402,000	2,369,638
Flagship Credit Auto Trust, Series 2017-4, Class E, 5.020%, 2/18/2025 (a)	3,750,000	3,827,869
Flagship Credit Auto Trust, Series 2020-2, Class B, 2.610%, 4/15/2026 (a)	4,000,000	4,033,776
Flagship Credit Auto Trust, Series 2020-3, Class D, 2.500%, 9/15/2026 (a)	585,000	591,916
Flagship Credit Auto Trust, Series 2021-3, Class C, 1.460%, 9/15/2027 (a)	5,000,000	4,896,080
Foundation Finance Trust, Series 2020-1A, Class A, 3.540%, 7/15/2040 (a)	1,567,617	1,612,919
Foundation Finance Trust, Series 2021-1A, Class A, 1.270%, 5/15/2041 (a)	1,475,584	1,448,147
Foundation Finance Trust, Series 2021-2A, Class A, 2.190%, 1/15/2042 (a)	1,691,035	1,696,049
Foursight Capital Automobile Receivables Trust, Series 2018-2, Class E, 5.500%, 10/15/2024 (a)	600,000	612,520
Foursight Capital Automobile Receivables Trust, Series 2019-1, Class B, 2.780%, 1/15/2025 (a)	995,866	1,002,535
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class B, 2.270%, 2/15/2025 (a)	2,000,000	2,015,186
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class C, 2.410%, 8/15/2025 (a)	1,750,000	1,764,655
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class B, 0.870%, 1/15/2026 (a)	10,160,000	9,987,544
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class E, 3.490%, 4/15/2026 (a)	5,540,000	5,670,489
Foursight Capital Automobile Receivables Trust, Series 2021-1, Class C, 1.020%, 9/15/2026 (a)	4,300,000	4,210,762
Foursight Capital Automobile Receivables Trust, Series 2019-1, Class F, 5.570%, 11/16/2026 (a)	2,600,000	2,681,435
Foursight Capital Automobile Receivables Trust, Series 2020-1, Class F, 4.620%, 6/15/2027 (a)	1,400,000	1,443,100
Foursight Capital Automobile Receivables Trust, Series 2021-2, Class B, 1.310%, 7/15/2027 (a)	3,000,000	2,966,625

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Asset-Backed Securities – (continued)
FREED ABS Trust, Series 2018-2, Class C, 5.880%, 10/20/2025 (a)	$1,377,744	$1,384,924
FREED ABS Trust, Series 2019-2, Class B, 3.190%, 11/18/2026 (a)	1,907,255	1,914,911
FREED ABS Trust, Series 2020-FP1, Class B, 3.060%, 3/18/2027 (a)	894,375	899,743
FREED ABS Trust, Series 2020-2CP, Class B, 5.500%, 6/18/2027 (a)	544,965	550,967
FREED ABS Trust, Series 2020-3FP, Class B, 4.180%, 9/18/2027 (a)	102,775	103,382
FREED ABS Trust, Series 2021-2, Class A, 0.680%, 6/19/2028 (a)	928,533	930,183
FREED ABS Trust, Series 2021-2, Class B, 1.030%, 6/19/2028 (a)	500,000	499,627
FREED ABS Trust, Series 2021-3FP, Class C, 1.600%, 11/20/2028 (a)	4,750,000	4,697,337
Genesis Sales Finance Master Trust, Series 2020-AA, Class A, 1.650%, 9/22/2025 (a)	2,000,000	1,986,046
Genesis Sales Finance Master Trust, Series 2021-AA, Class A, 1.200%, 12/20/2026 (a)	2,000,000	1,964,646
GLS Auto Receivables Issuer Trust, Series 2020-3A, Class B, 1.380%, 8/15/2024 (a)	911,677	915,270
GLS Auto Receivables Issuer Trust, Series 2020-2A, Class A, 1.580%, 8/15/2024 (a)	460,921	462,584
GLS Auto Receivables Issuer Trust, Series 2019-4A, Class B, 2.780%, 9/15/2024 (a)	1,122,589	1,131,693
GLS Auto Receivables Issuer Trust, Series 2019-1A, Class C, 3.870%, 12/16/2024 (a)	2,000,000	2,032,768
GLS Auto Receivables Issuer Trust, Series 2021-4, Class A, 0.840%, 7/15/2025 (a)	2,854,210	2,850,885
GLS Auto Receivables Issuer Trust, Series 2019-4A, Class D, 4.090%, 8/15/2026 (a)	1,750,000	1,790,038
GLS Auto Receivables Issuer Trust, Series 2020-1A, Class D, 3.680%, 11/16/2026 (a)	450,000	457,173
GLS Auto Receivables Issuer Trust, Series 2021-4, Class C, 1.940%, 10/15/2027 (a)	2,000,000	1,986,720
GLS Auto Receivables Trust, Series 2021-2A, Class B, 0.770%, 9/15/2025 (a)	2,250,000	2,230,868
Golden Credit Card Trust, Series 2017-4A, Class A, 0.623% (1 Month LIBOR USD + 0.520%), 7/15/2024 (a)(b)	6,375,000	6,394,807
Goldman Home Improvement Trust, Series 2021-GRN2, Class A, 1.150%, 6/26/2051 (a)	3,817,081	3,755,935
Hertz Vehicle Financing III LLC, Series 2022-1A, Class A, 1.990%, 6/25/2026 (a)	3,300,000	3,297,512
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.210%, 12/25/2025 (a)	5,000,000	4,906,405
Hertz Vehicle Financing LLC, Series 2021-1A, Class C, 2.050%, 12/25/2025 (a)	2,000,000	1,972,084
LAD Auto Receivables Trust, Series 2021-1A, Class A, 1.300%, 8/17/2026 (a)	3,003,167	2,995,298
Lendbuzz Securitization Trust, Series 2021-1A, Class A, 1.460%, 6/15/2026 (a)	4,224,138	4,207,494
LendingClub Receivables Trust, Series 2020-6A, Class A, 2.750%, 11/15/2047 (a)	1,650,750	1,662,507
Lendingpoint Asset Securitization Trust, Series 2021-A, Class A, 1.000%, 12/15/2028 (a)	5,948,831	5,953,786
Lendingpoint Asset Securitization Trust, Series 2021-A, Class B, 1.460%, 12/15/2028 (a)	3,750,000	3,753,746
Lendingpoint Asset Securitization Trust, Series 2021-B, Class A, 1.110%, 2/15/2029 (a)	5,011,494	5,015,844
Lendingpoint Asset Securitization Trust, Series 2022-A, Class B, 2.410%, 6/15/2029 (a)	1,750,000	1,751,402
LendingPoint Asset Securitization Trust, Series 2020-REV1, Class A, 2.731%, 10/15/2028 (a)	2,000,000	2,023,698
LendingPoint Pass-Through Trust, Series 2022-ST1, Class A, 2.500%, 3/15/2028 (a)	2,000,000	2,001,236
LL ABS Trust, Series 2020-1A, Class A, 2.330%, 1/17/2028 (a)	152,863	153,776
LL ABS Trust, Series 2020-1A, Class C, 6.540%, 1/17/2028 (a)	2,200,000	2,309,076
LL ABS Trust, Series 2021-1A, Class A, 1.070%, 5/15/2029 (a)	4,383,076	4,365,421
LL ABS Trust, Series 2021-1A, Class B, 2.170%, 5/15/2029 (a)	1,000,000	985,735
LP LMS Asset Securitization Trust, Series 2021-2A, Class A, 1.750%, 1/15/2029 (a)	1,596,119	1,588,338
Marlette Funding Trust, Series 2018-1A, Class D, 4.850%, 3/15/2028 (a)	186,832	187,534
Marlette Funding Trust, Series 2018-3A, Class C, 4.630%, 9/15/2028 (a)	327,286	327,474
Marlette Funding Trust, Series 2019-1A, Class B, 3.940%, 4/16/2029 (a)	47,960	48,017
Marlette Funding Trust, Series 2019-2A, Class B, 3.530%, 7/16/2029 (a)	266,464	267,104
Marlette Funding Trust, Series 2019-4A, Class C, 3.760%, 12/15/2029 (a)	11,000,000	11,256,333
Marlette Funding Trust, Series 2020-1A, Class C, 2.800%, 3/15/2030 (a)	2,000,000	2,019,662
Marlette Funding Trust, Series 2020-1A, Class D, 3.540%, 3/15/2030 (a)	13,750,000	14,048,348
Marlette Funding Trust, Series 2021-1A, Class A, 0.600%, 6/16/2031 (a)	770,667	770,198
Marlette Funding Trust, Series 2021-1A, Class C, 1.410%, 6/16/2031 (a)	1,100,000	1,081,262
Marlette Funding Trust, Series 2021-1A, Class D, 2.470%, 6/16/2031 (a)	1,000,000	993,469

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Asset-Backed Securities – (continued)
Marlette Funding Trust, Series 2021-2A, Class B, 1.060%, 9/15/2031 (a)	$3,250,000	$3,210,704
Marlette Funding Trust, Series 2021-3A, Class B, 1.300%, 12/15/2031 (a)	3,000,000	2,970,783
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.540%, 3/20/2026 (a)	14,012,000	14,004,069
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.590%, 9/15/2026 (a)	2,000,000	1,981,962
Octane Receivables Trust, Series 2020-1A, Class A, 1.710%, 2/20/2025 (a)	2,392,561	2,398,394
Octane Receivables Trust, Series 2021-2A, Class A, 1.210%, 9/20/2028 (a)	1,147,700	1,138,701
Oportun Issuance Trust, Series 2021-C, Class A, 2.180%, 10/8/2031 (a)	2,000,000	1,987,702
Pagaya AI Debt Selection Trust, Series 2020-3, Class A, 2.100%, 5/17/2027 (a)	1,421,740	1,427,336
Pagaya AI Debt Selection Trust, Series 2021-1, Class A, 1.180%, 11/15/2027 (a)	8,503,407	8,476,851
Pagaya AI Debt Selection Trust, Series 2021-1, Class B, 2.130%, 11/15/2027 (a)	8,646,436	8,611,279
Pagaya AI Debt Selection Trust, Series 2021-HG1, Class A, 1.220%, 1/16/2029 (a)	2,679,315	2,669,061
Pagaya AI Debt Selection Trust, Series 2021-HG1, Class B, 1.820%, 1/16/2029 (a)	2,813,913	2,805,120
Pagaya AI Debt Selection Trust, Series 2021-3, Class A, 1.150%, 5/15/2029 (a)	27,493,197	27,356,034
Pagaya AI Debt Selection Trust, Series 2021-3, Class B, 1.740%, 5/15/2029 (a)	3,000,000	2,936,184
Pagaya AI Debt Trust, Series 2022-1, Class A, 2.030%, 10/15/2029 (a)(d)	3,000,000	3,008,145
Pagaya AI Debt Trust, Series 2022-1, Class B, 3.340%, 10/15/2029 (a)(d)	1,000,000	1,002,684
PMIT, Series 2019-3A, Class C, 4.940%, 9/15/2025 (a)	578,499	581,396
Purchasing Power Funding LLC, Series 2021-A, Class A, 1.570%, 10/15/2025 (a)	2,500,000	2,488,475
Skopos Auto Receivables Trust, Series 2019-1A, Class D, 5.240%, 4/15/2025 (a)	1,000,000	1,023,843
SpringCastle America Funding LLC, Series 2020-AA, Class A, 1.970%, 9/25/2037 (a)	14,832,433	14,860,941
Tesla Auto Lease Trust, Series 2020-A, Class D, 2.330%, 2/20/2024 (a)	4,000,000	4,033,176
Tesla Auto Lease Trust, Series 2020-A, Class E, 4.640%, 8/20/2024 (a)	700,000	719,275
Tesla Auto Lease Trust, Series 2021-A, Class B, 1.020%, 3/20/2025 (a)	3,000,000	2,973,033
Theorem Funding Trust, Series 2020-1A, Class B, 3.950%, 10/15/2026 (a)	1,250,000	1,266,989
Theorem Funding Trust, Series 2021-1A, Class A, 1.210%, 12/15/2027 (a)	3,096,829	3,094,717
Theorem Funding Trust, Series 2021-1A, Class B, 1.840%, 12/15/2027 (a)	2,000,000	1,976,642
Theorem Funding Trust, Series 2022-1A, Class A, 1.850%, 2/15/2028 (a)(d)	5,000,000	5,004,140
Tidewater Auto Receivables Trust, Series 2020-AA, Class B, 1.610%, 3/15/2025 (a)	2,000,000	2,007,044
Tricolor Auto Securitization Trust, Series 2021-1A, Class A, 0.740%, 4/15/2024 (a)	2,154,114	2,154,971
Tricolor Auto Securitization Trust, Series 2021-1A, Class C, 1.330%, 9/16/2024 (a)	7,000,000	6,963,229
UNIFY Auto Receivables Trust, Series 2021-1A, Class B, 1.290%, 11/16/2026 (a)	1,450,000	1,428,454
United Auto Credit Securitization Trust, Series 2019-1, Class F, 6.050%, 1/12/2026 (a)	3,110,000	3,120,953
Upgrade Master Pass-Thru Trust, Series 2019-ST1, Class A, 4.000%, 7/15/2025 (a)	144,279	145,266
Upgrade Master Pass-Thru Trust, Series 2019-ST3, Class A, 3.750%, 11/15/2025 (a)	1,700,362	1,717,644
Upgrade Master Pass-Thru Trust, Series 2019-ST4, Class A, 3.750%, 12/15/2025 (a)	34,444	34,766
Upgrade Master Pass-Thru Trust, Series 2019-ST5, Class A, 3.750%, 1/15/2026 (a)	97,244	98,153
Upstart Pass-Through Trust, Series 2020-ST6, Class A, 3.000%, 1/20/2027 (a)	1,278,897	1,293,345
Upstart Pass-Through Trust, Series 2021-ST1, Class A, 2.750%, 2/20/2027 (a)	4,972,775	4,998,081
Upstart Pass-Through Trust, Series 2021-ST2, Class A, 2.500%, 4/20/2027 (a)	6,504,273	6,543,390
Upstart Pass-Through Trust, Series 2021-ST3, Class A, 2.000%, 5/20/2027 (a)	6,487,011	6,487,485
Upstart Pass-Through Trust, Series 2021-ST4, Class A, 2.000%, 7/20/2027 (a)	5,542,507	5,535,157
Upstart Pass-Through Trust, Series 2021-ST5, Class A, 2.000%, 7/20/2027 (a)	4,087,932	4,118,934
Upstart Pass-Through Trust, Series 2021-ST6, Class A, 1.850%, 8/20/2027 (a)	8,098,125	8,068,307
Upstart Pass-Through Trust, Series 2020-ST1, Class A, 3.750%, 2/20/2028 (a)	1,444,118	1,465,230
Upstart Pass-Through Trust, Series 2020-ST2, Class A, 3.500%, 3/20/2028 (a)	5,142,063	5,206,642
Upstart Pass-Through Trust, Series 2020-ST3, Class A, 3.350%, 4/20/2028 (a)	5,051,668	5,113,323
Upstart Pass-Through Trust, Series 2021-ST7, Class A, 1.850%, 9/20/2029 (a)	2,641,798	2,629,542
Upstart Pass-Through Trust, Series 2021-ST8, Class A, 1.750%, 10/20/2029 (a)	4,580,652	4,534,529
Upstart Pass-Through Trust, Series 2021-ST10, Class A, 2.250%, 1/20/2030 (a)	4,900,140	4,861,585

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Asset-Backed Securities – (continued)
Upstart Pass-Through Trust, Series 2022-ST1, Class A, 2.600%, 3/20/2030 (a)	$4,000,000	$4,018,720
Upstart Pass-Through Trust, Series 2021-1, Class A, 0.870%, 3/20/2031 (a)	2,902,089	2,895,646
Upstart Securitization Trust, Series 2018-1, Class D, 6.147%, 8/20/2025 (a)	262,077	263,155
Upstart Securitization Trust, Series 2019-1, Class D, 6.480%, 4/20/2026 (a)	5,000,000	5,103,060
Upstart Securitization Trust, Series 2019-2, Class C, 4.783%, 9/20/2029 (a)	5,000,000	5,088,990
Upstart Securitization Trust, Series 2019-3, Class B, 3.829%, 1/21/2030 (a)	14,737,213	14,847,021
Upstart Securitization Trust, Series 2019-3, Class C, 5.381%, 1/21/2030 (a)	1,900,000	1,952,252
Upstart Securitization Trust, Series 2020-1, Class A, 2.322%, 4/22/2030 (a)	173,614	174,271
Upstart Securitization Trust, Series 2020-2, Class A, 2.309%, 11/20/2030 (a)	468,050	470,103
Upstart Securitization Trust, Series 2020-3, Class B, 3.014%, 11/20/2030 (a)	8,148,000	8,261,876
Upstart Securitization Trust, Series 2021-1, Class B, 1.890%, 3/20/2031 (a)	3,900,000	3,893,518
Upstart Securitization Trust, Series 2021-1, Class C, 4.060%, 3/20/2031 (a)	800,000	803,557
Upstart Securitization Trust, Series 2021-2, Class A, 0.910%, 6/20/2031 (a)	3,190,173	3,186,731
Upstart Securitization Trust, Series 2021-2, Class C, 3.610%, 6/20/2031 (a)	250,000	247,780
Upstart Securitization Trust, Series 2021-3, Class A, 0.830%, 7/20/2031 (a)	1,923,170	1,921,726
Upstart Securitization Trust, Series 2021-3, Class B, 1.660%, 7/20/2031 (a)	500,000	494,185
Upstart Securitization Trust, Series 2021-4, Class A, 0.840%, 9/20/2031 (a)	12,293,399	12,202,194
Upstart Securitization Trust, Series 2021-5, Class B, 2.490%, 11/20/2031 (a)	1,000,000	976,120
US Auto Funding, Series 2021-1A, Class A, 0.790%, 7/15/2024 (a)	2,785,407	2,780,268
US Auto Funding, Series 2021-1A, Class B, 1.490%, 3/17/2025 (a)	1,676,000	1,672,212
USASF Receivables LLC, Series 2020-1A, Class C, 5.940%, 8/15/2024 (a)	2,000,000	2,070,680
USASF Receivables LLC, Series 2020-1A, Class A, 2.470%, 8/15/2023 (a)	550,012	551,416
USASF Receivables LLC, Series 2020-1A, Class D, 9.350%, 3/15/2027 (a)	1,300,000	1,356,879
Verizon Master Trust, Series 2021-2, Class B, 1.280%, 4/20/2028	4,800,000	4,763,141
Veros Automobile Receivables Trust, Series 2020-1, Class A, 1.670%, 9/15/2023 (a)	23,530	23,594
Veros Automobile Receivables Trust, Series 2020-1, Class B, 2.190%, 6/15/2025 (a)	300,000	301,885
Veros Automobile Receivables Trust, Series 2021-1, Class A, 0.920%, 10/15/2026 (a)	1,059,064	1,057,026
Westgate Resorts LLC, Series 2020-1A, Class A, 2.713%, 3/20/2034 (a)	4,683,922	4,737,960
Westlake Automobile Receivables Trust, Series 2020-1A, Class A2, 1.440%, 9/15/2023 (a)	282,796	283,297
Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.000%, 10/16/2023 (a)	431,265	434,853
Westlake Automobile Receivables Trust, Series 2019-3A, Class E, 3.590%, 3/15/2025 (a)	13,580,000	13,974,160
Westlake Automobile Receivables Trust, Series 2021-2A, Class E, 2.380%, 3/15/2027 (a)	2,250,000	2,199,787
World Financial Network Credit Card Master Trust, Series 2019-B, Class M, 3.040%, 4/15/2026	3,365,000	3,402,883

TOTAL ASSET-BACKED SECURITIES (Cost – $706,622,028)		$704,655,775

Collateralized Loan Obligations – 11.58%
Atrium CLO, Series 12A, Class AR, 1.089% (3 Month LIBOR USD + 0.830%), 4/22/2027 (a)(b)	4,469,935	4,472,474
Audax Senior Debt CLO LLC, Series 2020-1A, Class A, 1.864% (3 Month LIBOR USD + 1.610%), 1/22/2030 (a)(b)	5,000,000	5,002,730
Barings Middle Market CLO Ltd., Series 2021-IA, Class X, 1.399% (3 Month LIBOR USD + 1.250%), 7/20/2033 (a)(b)	4,000,000	3,999,992
Black Diamond CLO Ltd., Series 2017-1A, Class A1AR, 1.309% (3 Month LIBOR USD + 1.050%), 4/24/2029 (a)(b)	3,809,375	3,809,371
BNPP IP CLO Ltd., Series 2014-2A, Class CR, 2.532% (3 Month LIBOR USD + 2.400%), 10/30/2025 (a)(b)	3,740,543	3,745,694

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Cathedral Lake CLO Ltd., Series 2021-6A, Class X, 1.258% (3 Month LIBOR USD + 1.000%), 4/25/2034 (a)(b)	$3,578,947	$3,578,944
Cedar Funding CLO Ltd., Series 2014-4A, Class X, 1.159% (3 Month LIBOR USD + 0.900%), 7/24/2034 (a)(b)	2,261,904	2,261,902
Cerberus Loan Funding LP, Series 2021-6A, Class A, 1.641% (3 Month LIBOR USD + 1.400%), 11/22/2033 (a)(b)	5,903,512	5,903,495
Cerberus Loan Funding LP, Series 2018-4RA, Class A1TR, 1.654% (3 Month LIBOR USD + 1.530%), 10/15/2030 (a)(b)	3,000,000	3,002,919
CIFC Funding Ltd., Series 2015-3A, Class AR, 1.118% (3 Month LIBOR USD + 0.870%), 4/19/2029 (a)(b)	4,892,128	4,894,765
Elevation CLO Ltd., Series 2021-13A, Class X, 1.241% (3 Month LIBOR USD + 1.000%), 7/17/2034 (a)(b)	2,800,000	2,799,997
Elevation CLO Ltd., Series 2021-14A, Class X, 1.069% (3 Month LIBOR USD + 0.950%), 10/20/2034 (a)(b)	3,750,000	3,751,054
First Eagle Commercial Loan Funding LLC, Series 2016-1A, Class A1AR, 1.948% (3 Month LIBOR USD + 1.690%), 1/26/2032 (a)(b)	10,000,000	9,992,760
Gallatin CLO Ltd., Series 2018-1A, Class A, 1.305% (3 Month LIBOR USD + 1.050%), 1/21/2028 (a)(b)	1,500,255	1,501,337
Golub Capital Partners CLO Ltd., Series 2015-25A, Class AR, 1.520% (3 Month LIBOR USD + 1.380%), 5/5/2030 (a)(b)	5,000,000	5,009,780
Great Lakes CLO Ltd., Series 2021-5A, Class AX, 1.191% (3 Month LIBOR USD + 0.950%), 4/15/2033 (a)(b)	3,082,857	3,082,854
Halcyon Loan Advisors Funding Ltd., Series 2014-3A, Class B1R, 1.959% (3 Month LIBOR USD + 1.700%), 10/22/2025 (a)(b)	1,872,290	1,874,334
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class CR, 2.408% (3 Month LIBOR USD + 2.150%), 7/26/2027 (a)(b)	5,884,000	5,887,377
Hayfin Kingsland XI Ltd., Series 2019-2A, Class XR, 1.204% (3 Month LIBOR USD + 0.950%), 10/20/2034 (a)(b)	3,300,000	3,299,997
Highbridge Loan Management Ltd., Series 2015-7A, Class BR, 1.336% (3 Month LIBOR USD + 1.180%), 3/15/2027 (a)(b)	4,000,000	3,995,228
ICG US CLO Ltd., Series 2015-1X, Class A1R, 1.388% (3 Month LIBOR USD + 1.140%), 10/19/2028 (b)(e)	2,280,655	2,283,574
Jamestown CLO IX Ltd., Series 2016-9A, Class XRR, 1.158% (3 Month LIBOR USD + 0.900%), 7/25/2034 (a)(b)	4,000,000	3,999,996
Lake Shore MM CLO IV Ltd., Series 2021-1A, Class X, 1.180% (3 Month LIBOR USD + 1.180%), 10/17/2033 (a)(b)	4,750,000	4,749,957
LCM LP, Series 20A, Class AR, 1.294% (3 Month LIBOR USD + 1.040%), 10/20/2027 (a)(b)	927,148	927,361
Marble Point CLO Ltd., Series 2020-3A, Class X, 1.098% (3 Month LIBOR USD + 0.850%), 1/19/2034 (a)(b)	1,666,666	1,666,664
Medalist Partners Corporate Finance CLO Ltd., Series 2020-1A, Class X, 1.141% (3 Month LIBOR USD + 0.900%), 4/18/2033 (a)(b)	1,200,000	1,200,000
MidOcean Credit CLO, Series 2015-4A, Class CR, 1.891% (3 Month LIBOR USD + 1.650%), 4/15/2027 (a)(b)	1,085,047	1,085,208
Monroe Capital MML CLO Ltd., Series 2017-1A, Class AR, 1.559% (3 Month LIBOR USD + 1.300%), 4/23/2029 (a)(b)	5,000,000	5,004,310
Monroe Capital MML CLO Ltd., Series 2018-1A, Class A, 1.691% (3 Month LIBOR USD + 1.450%), 4/15/2030 (a)(b)	2,500,000	2,494,142
Monroe Capital Mml Clo XII Ltd., Series 2021-2A, Class X, 1.000% (3 Month LIBOR USD + 1.000%), 9/14/2033 (a)(b)	5,000,000	5,000,290

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
Mountain View CLO Ltd., Series 2016-1A, Class XR, 1.038% (3 Month LIBOR USD + 0.800%), 4/14/2033 (a)(b)	$2,526,316	$2,526,316
Mountain View CLO XIV Ltd., Series 2019-1A, Class XR, 0.991% (3 Month LIBOR USD + 0.750%), 10/16/2034 (a)(b)	3,806,250	3,806,246
Neuberger Berman CLO Ltd., Series 2017-26A, Class AR, 1.161% (3 Month LIBOR USD + 0.920%), 10/18/2030 (a)(b)	9,000,000	9,001,998
Neuberger Berman CLO Ltd., Series 2015-20A, Class XR, 1.191% (3 Month LIBOR USD + 0.950%), 7/17/2034 (a)(b)	4,500,000	4,499,995
Northwoods Capital Ltd., Series 2019-20A, Class X, 1.058% (3 Month LIBOR USD + 0.800%), 1/26/2032 (a)(b)	642,936	643,090
OZLM Ltd., Series 2015-12A, Class A2R, 1.899% (3 Month LIBOR USD + 1.600%), 4/30/2027 (a)(b)	2,400,000	2,400,814
OZLM Ltd., Series 2015-14A, Class X, 1.241% (3 Month LIBOR USD + 1.000%), 7/17/2034 (a)(b)	866,667	866,666
Saranac CLO Ltd., Series 2014-2A, Class A1AR, 1.390% (3 Month LIBOR USD + 1.230%), 11/20/2029 (a)(b)	6,887,648	6,881,952
Sculptor CLO Ltd., Series 25A, Class X, 0.991% (3 Month LIBOR USD + 0.750%), 1/15/2031 (a)(b)	2,500,000	2,499,997
Silver Creek CLO Ltd., Series 2014-1A, Class AR, 1.494% (3 Month LIBOR USD + 1.240%), 7/22/2030 (a)(b)	2,758,841	2,758,389
Sound Point CLO Ltd., Series 2013-2RA, Class A1, 1.191% (3 Month LIBOR USD + 0.950%), 4/16/2029 (a)(b)	3,673,309	3,679,139
Symphony CLO Ltd., Series 2014-14A, Class AR, 1.188% (3 Month LIBOR USD + 0.950%), 7/14/2026 (a)(b)	931,085	931,528
Symphony CLO Ltd., Series 2021-25A, Class X, 0.948% (3 Month LIBOR USD + 0.700%), 4/19/2034 (a)(b)	1,000,000	999,999
TCI-Flatiron CLO Ltd., Series 2016-1A, Class X, 0.991% (3 Month LIBOR USD + 0.750%), 1/17/2032 (a)(b)	500,000	500,000
TCP Waterman CLO Ltd., Series 2016-1A, Class A1J, 2.503% (3 Month LIBOR USD + 2.300%), 12/15/2028 (a)(b)	2,699,062	2,699,899
TCW CLO AMR Ltd., Series 2019-1A, Class XR, 1.155% (3 Month LIBOR USD + 1.000%), 8/16/2034 (a)(b)	3,733,333	3,733,330
TCW CLO Ltd., Series 2020-1A, Class XRR, 1.024% (3 Month LIBOR USD + 0.850%), 4/20/2034 (a)(b)	3,428,571	3,428,026
TCW CLO Ltd., Series 2021-2A, Class X, 1.258% (3 Month LIBOR USD + 1.000%), 7/25/2034 (a)(b)	4,000,000	3,999,996
THL Credit Lake Shore MM CLO Ltd., Series 2019-1A, Class X, 1.241% (3 Month LIBOR USD + 1.000%), 4/15/2033 (a)(b)	3,000,000	2,999,997
Venture CLO Ltd., Series 2019-38A, Class XR, 1.299% (3 Month LIBOR USD + 1.000%), 7/30/2032 (a)(b)	2,612,500	2,618,185
Venture CLO Ltd., Series 2016-23A, Class XR2, 1.298% (3 Month LIBOR USD + 1.050%), 7/19/2034 (a)(b)	3,268,421	3,268,418
Voya CLO Ltd., Series 2015-2A, Class AR, 1.229% (3 Month LIBOR USD + 0.970%), 7/23/2027 (a)(b)	2,415,481	2,415,143
Wellfleet CLO Ltd., Series 2019-XA, Class X, 1.254% (3 Month LIBOR USD + 1.000%), 7/20/2032 (a)(b)	3,750,000	3,749,996
WhiteHorse CLO Ltd., Series 2014-1A, Class CR, 2.082% (3 Month LIBOR USD + 1.950%), 5/1/2026 (a)(b)	3,927,167	3,931,545

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Collateralized Loan Obligations – (continued)
WhiteHorse CLO Ltd., Series 2014-9A, Class C, 2.941% (3 Month LIBOR USD + 2.700%), 7/17/2026 (a)(b)	$2,157,040	$2,157,025
Wind River CLO Ltd., Series 2015-2A, Class BR, 1.489% (3 Month LIBOR USD + 1.250%), 10/15/2027 (a)(b)	1,143,296	1,144,189
Z Capital Credit Partners CLO Ltd., Series 2015-1A, Class CR, 2.091% (3 Month LIBOR USD + 1.850%), 7/16/2027 (a)(b)	4,250,000	4,251,479

TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost – $192,608,819)		$192,671,863

Commercial Mortgage-Backed Securities – 2.30%
ACRES Commercial Realty Ltd., Series 2021-FL1, Class A, 1.303% (1 Month LIBOR USD + 1.200%), 6/17/2036 (a)(b)	2,000,000	1,990,430
BBCMS Trust, Series 2018-RR1, Class D, 2.156% (1 Month LIBOR USD + 2.050%), 2/15/2033 (a)(b)	704,890	709,059
BDS, Series 2021-FL8, Class B, 1.453% (1 Month LIBOR USD + 1.350%), 1/18/2036 (a)(b)(f)	2,000,000	1,992,294
BX Commercial Mortgage Trust, Series 2021-VOLT, Class B, 1.056% (1 Month LIBOR USD + 0.950%), 9/15/2036 (a)(b)	2,000,000	1,984,432
BXP Trust, Series 2017-CQHP, Class A, 0.956% (1 Month LIBOR USD + 0.850%), 11/15/2034 (a)(b)	1,000,000	960,300
BXP Trust, Series 2017-CQHP, Class C, 1.356% (1 Month LIBOR USD + 1.250%), 11/15/2034 (a)(b)	3,000,000	2,903,571
CSMC Trust, Series 2017-PFHP, Class A, 1.056% (1 Month LIBOR USD + 0.950%), 12/16/2030 (a)(b)	330,000	332,751
Extended Stay America Trust, Series 2021-ESH, Class B, 1.487% (1 Month LIBOR USD + 1.380%), 7/15/2038 (a)(b)	1,391,436	1,394,043
Greystone CRE Notes Ltd., Series 2021-HC2, Class A, 1.903% (1 Month LIBOR USD + 1.800%), 12/15/2039 (a)(b)	5,000,000	5,017,500
GS Mortgage-Backed Securities Corp. Trust, Series 2018-TWR, Class B, 1.306% (1 Month LIBOR USD + 1.200%), 7/15/2031 (a)(b)	775,000	767,204
GS Mortgage-Backed Securities Trust, Series 2018-HART, Class B, 1.410% (1 Month LIBOR USD + 1.300%), 10/15/2031 (a)(b)	683,000	671,011
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, 1.207% (1 Month LIBOR USD + 0.950%), 1/18/2033 (a)(b)	2,815,000	2,815,859
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PTC, Class A, 1.556% (1 Month LIBOR USD + 1.450%), 4/15/2031 (a)(b)	1,253,000	1,250,067
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class A, 1.066% (1 Month LIBOR USD + 0.960%), 7/15/2036 (a)(b)	765,000	758,286
LoanCore Issuer Ltd., Series 2021-CRE5, Class A, 1.403% (1 Month LIBOR USD + 1.300%), 7/15/2036 (a)(b)	1,000,000	999,623
Motel Trust, Series 2021-MTL6, Class B, 1.306% (1 Month LIBOR USD + 1.200%), 9/15/2038 (a)(b)	1,800,000	1,806,646
Natixis Commercial Mortgage Securities Trust, Series 2019-MILE, Class A, 1.606% (1 Month LIBOR USD + 1.500%), 7/15/2036 (a)(b)	1,000,000	1,000,413
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class B, 1.708% (1 Month LIBOR USD + 1.600%), 7/25/2036 (a)(b)	1,950,000	1,927,819
Velocity Commercial Capital Loan Trust, Series 2021-2, Class A, 1.520%, 8/25/2051 (a)(c)	4,692,540	4,606,995
Velocity Commercial Capital Loan Trust, Series 2021-3, Class A, 1.960%, 10/25/2051 (a)(c)	2,961,051	2,933,762

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Commercial Mortgage-Backed Securities – (continued)
Velocity Commercial Capital Loan Trust, Series 2021-4, Class A, 2.520%, 12/25/2051 (a)(c)	$1,477,496	$1,462,610

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $38,549,020)		$38,284,675

Commercial Mortgage-Backed Securities – U.S. Government Agency – 5.06%
Federal Home Loan Mortgage Corp., Series K-F15, Class A, 0.771% (1 Month LIBOR USD + 0.670%), 2/25/2023 (b)	195,175	196,023
Federal Home Loan Mortgage Corp., Series K-F29, Class A, 0.461% (1 Month LIBOR USD + 0.360%), 2/25/2024 (b)	1,346,011	1,351,113
Federal Home Loan Mortgage Corp., Series 2020-KI05, Class B, 2.401% (1 Month LIBOR USD + 2.300%), 7/25/2024 (a)(b)	404,730	401,228
Federal Home Loan Mortgage Corp., Series K-F35, Class A, 0.451% (1 Month LIBOR USD + 0.350%), 8/25/2024 (b)	504,219	505,580
Federal Home Loan Mortgage Corp., Series K-F34, Class A, 0.461% (1 Month LIBOR USD + 0.360%), 8/25/2024 (b)	54,670	54,815
Federal Home Loan Mortgage Corp., Series K-F51, Class A, 0.501% (1 Month LIBOR USD + 0.400%), 8/25/2025 (b)	7,186,808	7,192,716
Federal Home Loan Mortgage Corp., Series K-F53, Class A, 0.491% (1 Month LIBOR USD + 0.390%), 10/25/2025 (b)	295,348	296,029
Federal Home Loan Mortgage Corp., Series K-F60, Class A, 0.591% (1 Month LIBOR USD + 0.490%), 2/25/2026 (b)	1,735,261	1,743,404
Federal Home Loan Mortgage Corp., Series K-F62, Class A, 0.581% (1 Month LIBOR USD + 0.480%), 4/25/2026 (b)	1,423,874	1,428,665
Federal Home Loan Mortgage Corp., Series K-F64, Class A, 0.541% (1 Month LIBOR USD + 0.440%), 6/25/2026 (b)	1,093,439	1,095,948
Federal Home Loan Mortgage Corp., Series K-F68, Class A, 0.591% (1 Month LIBOR USD + 0.490%), 7/27/2026 (b)	7,035,532	7,079,426
Federal Home Loan Mortgage Corp., Series K-F74, Class AL, 0.541% (1 Month LIBOR USD + 0.440%), 1/25/2027 (b)	3,794,684	3,812,940
Federal Home Loan Mortgage Corp., Series K-F74, Class AS, 0.580% (MSOFR1MC + 0.530%), 1/25/2027 (b)	474,335	475,896
Federal Home Loan Mortgage Corp., Series K-F81, Class AS, 0.450% (SOFR30A + 0.400%), 6/25/2027 (b)	3,235,043	3,244,800
Federal Home Loan Mortgage Corp., Series K-F86, Class AS, 0.370% (SOFR30A + 0.320%), 8/25/2027 (b)	14,373,250	14,412,934
Federal Home Loan Mortgage Corp., Series K-F86, Class AL, 0.391% (1 Month LIBOR USD + 0.290%), 8/25/2027 (b)	4,384,440	4,394,945
Federal Home Loan Mortgage Corp., Series K-F93, Class AS, 0.360% (SOFR30A + 0.310%), 10/25/2027 (b)	2,357,933	2,365,967
Federal Home Loan Mortgage Corp., Series K-F93, Class AL, 0.381% (1 Month LIBOR USD + 0.280%), 10/25/2027 (b)	2,757,817	2,769,537
Federal Home Loan Mortgage Corp., Series K-F100, Class AS, 0.230% (SOFR30A + 0.180%), 1/25/2028 (b)	4,681,437	4,680,894
Federal Home Loan Mortgage Corp., Series K-F43, Class A, 0.341% (1 Month LIBOR USD + 0.240%), 1/25/2028 (b)	2,974,777	2,987,072
Federal Home Loan Mortgage Corp., Series K-F48, Class A, 0.391% (1 Month LIBOR USD + 0.290%), 6/25/2028 (b)	1,294,582	1,303,147
Federal Home Loan Mortgage Corp., Series K-F59, Class A, 0.641% (1 Month LIBOR USD + 0.540%), 2/25/2029 (b)	504,860	507,851

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Commercial Mortgage-Backed Securities – U.S. Government Agency – (continued)
Federal Home Loan Mortgage Corp., Series K-F61, Class A, 0.631% (1 Month LIBOR USD + 0.530%), 3/25/2029 (b)	$2,579,639	$2,591,964
Federal Home Loan Mortgage Corp., Series K-S12, Class A, 0.751% (1 Month LIBOR USD + 0.650%), 8/25/2029 (b)	3,200,000	3,201,709
Federal Home Loan Mortgage Corp., Series K-F84, Class AL, 0.401% (1 Month LIBOR USD + 0.300%), 7/25/2030 (b)	3,452,206	3,473,054
Federal Home Loan Mortgage Corp., Series K-F92, Class AS, 0.410% (SOFR30A + 0.360%), 10/25/2030 (b)	794,650	798,265
Federal Home Loan Mortgage Corp., Series K-F91, Class AL, 0.431% (1 Month LIBOR USD + 0.330%), 10/25/2030 (b)	1,608,105	1,611,991
Federal Home Loan Mortgage Corp., Series K-F96, Class AS, 0.350% (SOFR30A + 0.300%), 11/25/2030 (b)	803,242	805,558
Federal Home Loan Mortgage Corp., Series K-F94, Class AL, 0.401% (1 Month LIBOR USD + 0.300%), 11/25/2030 (b)	1,788,489	1,795,454
Federal Home Loan Mortgage Corp., Series K-F99, Class AS, 0.250% (SOFR30A + 0.200%), 12/26/2030 (b)	1,797,100	1,795,802
Federal National Mortgage Association, Series 2013-M2, Class AFL, 0.458% (1 Month LIBOR USD + 0.350%), 1/25/2023 (b)	2,621,199	2,628,248
Federal National Mortgage Association, 2.460%, 2/1/2023	1,180,443	1,194,303
Federal National Mortgage Association, 2.500%, 9/1/2024	1,989,266	1,971,691

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $84,107,527)		$84,168,969

Corporate Obligations – 1.15%
Basic Materials – 0.18%
Compass Minerals International, Inc., 4.875%, 7/15/2024 (a)	3,000,000	3,051,248

Consumer, Non-cyclical – 0.22%
Prime Security Services Borrower LLC / Prime Finance, Inc., 5.250%, 4/15/2024 (a)	3,500,000	3,612,000

Energy – 0.24%
Occidental Petroleum Corp., 6.950%, 7/1/2024	1,000,000	1,091,005
Western Midstream Operating LP, 4.000%, 7/1/2022	2,800,000	2,797,830

		3,888,835

Financial – 0.51%
goeasy Ltd., 5.375%, 12/1/2024 (a)	1,000,000	1,021,000
Millennium Consolidated Holdings LLC, 7.500%, 6/30/2023 (a)	2,000,000	2,050,339
OneMain Finance Corp., 6.125%, 3/15/2024	1,275,000	1,337,143
Starwood Property Trust, Inc., 5.500%, 11/1/2023 (a)	4,000,000	4,119,800

		8,528,282

TOTAL CORPORATE OBLIGATIONS (Cost – $19,215,423)		$19,080,365

Residential Mortgage-Backed Securities – 27.88%
Banc of America Funding Corp., Series 2015-R3, Class 7A1, 0.313% (1 Month LIBOR USD + 0.205%), 4/29/2037 (a)(b)	5,186,062	5,171,614
Bellemeade Re Ltd., Series 2018-3A, Class M1B, 1.958% (1 Month LIBOR USD + 1.850%), 10/25/2028 (a)(b)	1,505,100	1,508,884

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Bellemeade Re Ltd., Series 2019-3A, Class M1C, 2.058% (1 Month LIBOR USD + 1.950%), 7/25/2029 (a)(b)	$1,397,350	$1,400,896
BRAVO Residential Funding Trust, Series 2019-NQM1, Class A1, 2.666%, 7/25/2059 (a)(c)	1,455,410	1,462,747
BRAVO Residential Funding Trust, Series 2021-NQM3, Class A2, 1.853%, 4/25/2060 (a)(c)	4,232,661	4,232,365
BRAVO Residential Funding Trust, Series 2020-NQM1, Class A2, 1.789%, 5/25/2060 (a)(c)	1,595,627	1,581,504
BRAVO Residential Funding Trust, Series 2020-NQM1, Class A3, 2.406%, 5/25/2060 (a)(c)	1,105,224	1,104,700
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A3, 3.185%, 7/25/2049 (a)(g)	6,368,456	6,343,664
Bunker Hill Loan Depositary Trust, Series 2020-1, Class A1, 1.724%, 2/25/2055 (a)(c)	2,185,544	2,169,650
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A3, 3.135%, 11/25/2059 (a)(g)	2,517,921	2,520,766
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898%, 6/25/2036 (a)(c)	1,756,516	1,752,869
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11, 1.008% (1 Month LIBOR USD + 0.900%), 8/25/2049 (a)(b)	1,909,151	1,892,589
CIM Trust, Series 2019-INV1, Class A2, 1.108% (1 Month LIBOR USD + 1.000%), 2/25/2049 (a)(b)	93,130	92,379
CIM Trust, Series 2019-INV2, Class A11, 1.052% (1 Month LIBOR USD + 0.950%), 5/25/2049 (a)(b)	318,640	314,956
CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059 (a)(g)	3,993,241	3,991,200
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A3, 3.030%, 7/25/2049 (a)(c)	458,359	465,312
COLT Funding LLC, Series 2021-3R, Class A3, 1.513%, 12/26/2064 (a)(c)	1,339,204	1,339,747
COLT Mortgage Loan Trust, Series 2020-2, Class A1, 1.853%, 3/25/2065 (a)(c)	1,040,562	1,039,806
COLT Mortgage Loan Trust, Series 2020-2, Class A3, 3.698%, 3/25/2065 (a)(c)	1,710,000	1,717,820
COLT Mortgage Loan Trust, Series 2020-3, Class A1, 1.506%, 4/27/2065 (a)(c)	1,771,196	1,774,565
COLT Mortgage Loan Trust, Series 2020-3, Class A3, 2.380%, 4/27/2065 (a)(c)	516,368	516,351
COLT Mortgage Loan Trust, Series 2020-1R, Class A2, 1.512%, 9/25/2065 (a)(c)	1,993,574	1,991,698
COLT Mortgage Loan Trust, Series 2020-1R, Class A3, 1.769%, 9/25/2065 (a)(c)	3,205,667	3,185,039
COLT Mortgage Loan Trust, Series 2021-3, Class A1, 0.956%, 9/27/2066 (a)(c)	10,702,784	10,690,947
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726%, 11/25/2066 (a)(c)	3,900,945	3,900,278
COLT Mortgage Loan Trust, Series 2021-6, Class A1, 1.907%, 12/27/2066 (a)(c)	6,662,243	6,684,815
COLT Mortgage Loan Trust, Series 2022-1, Class A1, 2.284%, 12/27/2066 (a)(c)	5,000,000	5,038,945
COLT Mortgage Pass-Through Certificates, Series 2021-1R, Class A3, 1.421%, 5/25/2065 (a)(c)	1,204,693	1,201,435
Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Class A2, 2.229%, 4/25/2065 (a)(g)	10,000,000	10,170,350
Credit Suisse Mortgage Capital Certificates, Series 2020-SPT1, Class A3, 2.734%, 4/25/2065 (a)(g)	5,000,000	4,997,680
Credit Suisse Mortgage Trust, Series 2021-NQM8, Class A2, 2.303%, 10/25/2066 (a)(c)	4,861,745	4,865,081
CSMC Trust, Series 2019-AFC1, Class A2, 2.776%, 8/25/2049 (a)(g)	1,169,875	1,171,705
CSMC Trust, Series 2019-AFC1, Class A3, 2.877%, 8/25/2049 (a)(g)	2,612,033	2,630,782
CSMC Trust, Series 2020-AFC1, Class A3, 2.514%, 2/25/2050 (a)(c)	800,490	804,757
CSMC Trust, Series 2019-NQM1, Class A1, 2.656%, 10/25/2059 (a)(g)	2,717,178	2,720,211
CSMC Trust, Series 2021-NQM1, Class A1, 0.809%, 5/25/2065 (a)(c)	244,096	244,119
CSMC Trust, Series 2020-NQM1, Class A3, 1.722%, 5/25/2065 (a)(g)	2,623,260	2,611,833
CSMC Trust, Series 2021-NQM3, Class A3, 1.632%, 4/25/2066 (a)(c)	7,848,484	7,676,280
CSMC Trust, Series 2021-NQM5, Class A3, 1.349%, 5/25/2066 (a)(c)	4,190,301	4,161,204
CSMC Trust, Series 2021-NQM8, Class A1, 1.841%, 10/25/2066 (a)(c)	4,861,745	4,867,380
CSMC Trust, Series 2021-NQM7, Class A2, 1.961%, 10/25/2066 (a)(c)	4,612,835	4,610,552
CSMC Trust, Series 2022-NQM1, Class A3, 2.675%, 11/25/2066 (a)(c)	10,000,000	10,077,320
Deephaven Residential Mortgage Trust, Series 2021-1, Class A1, 0.715%, 5/25/2065 (a)(c)	2,089,745	2,071,299
Deephaven Residential Mortgage Trust, Series 2020-2, Class A1, 1.692%, 5/25/2065 (a)	2,041,011	2,030,581

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Deephaven Residential Mortgage Trust, Series 2021-4, Class A1, 1.931%, 11/25/2066 (a)(c)	$4,874,155	$4,878,327
Flagstar Mortgage Trust, Series 2018-6RR, Class 1A2, 0.808% (1 Month LIBOR USD + 0.700%), 10/25/2048 (a)(b)	1,575,517	1,579,890
Flagstar Mortgage Trust, Series 2021-10IN, Class A6, 2.500%, 10/25/2051 (a)(c)	4,775,683	4,771,146
FWD Securitization Trust, Series 2019-INV1, Class A2, 3.010%, 6/25/2049 (a)(c)	887,914	913,170
FWD Securitization Trust, Series 2020-INV1, Class A2, 2.340%, 1/25/2050 (a)(c)	2,374,712	2,418,345
Galton Funding Mortgage Trust, Series 2017-1, Class A21, 3.500%, 7/25/2056 (a)(c)	76,329	75,575
GCAT Trust, Series 2019-NQM3, Class A3, 3.043%, 11/25/2059 (a)(c)	14,397,190	14,320,755
GCAT Trust, Series 2020-NQM1, Class A3, 2.554%, 1/25/2060 (a)(g)	511,259	510,436
GCAT Trust, Series 2020-NQM2, Class A1, 1.555%, 4/25/2065 (a)(g)	1,330,666	1,323,443
GCAT Trust, Series 2021-NQM7, Class A1, 1.915%, 8/25/2066 (a)(c)	3,000,000	3,003,405
GS Mortgage-Backed Securities Corp. Trust, Series 2014-EB1A, Class B2, 2.443%, 7/25/2044 (a)(c)	2,390,443	2,436,937
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ2, Class A1, 3.500%, 7/25/2050 (a)(c)	303,183	294,909
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ4, Class A6, 2.500%, 9/25/2051 (a)(c)	3,412,171	3,495,721
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ9, Class A8, 2.500%, 2/25/2052 (a)(c)	9,414,190	9,376,609
GS Mortgage-Backed Securities Corp. Trust, Series 2021-PJ10, Class A8, 2.500%, 3/25/2052 (a)(c)	4,814,039	4,879,501
GS Mortgage-Backed Securities Corp. Trust, Series 2021-NQM1, Class A3, 1.532%, 7/25/2061 (a)(c)	2,517,393	2,517,283
GS Mortgage-Backed Securities Trust, Series 2020-PJ1, Class A1, 3.500%, 5/25/2050 (a)(c)	269,056	274,078
GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A2, 1.791%, 9/25/2060 (a)(c)	726,541	719,599
Home Re Ltd., Series 2018-1, Class M1, 1.708% (1 Month LIBOR USD + 1.600%), 10/25/2028 (a)(b)	473,496	474,536
Home RE Ltd., Series 2021-1, Class M1A, 1.158% (1 Month LIBOR USD + 1.050%), 7/25/2033 (a)(b)	1,706,480	1,706,557
Imperial Fund Mortgage Trust, Series 2021-NQM1, Class A3, 1.617%, 6/25/2056 (a)(c)	2,031,903	2,007,436
JP Morgan Mortgage Trust, Series 2018-1, Class B1, 3.683%, 6/25/2048 (a)(c)	910,448	936,839
JP Morgan Mortgage Trust, Series 2019-1, Class A11, 1.058% (1 Month LIBOR USD + 0.950%), 5/25/2049 (a)(b)	187,200	186,859
JP Morgan Mortgage Trust, Series 2019-3, Class A11, 1.058% (1 Month LIBOR USD + 0.950%), 9/25/2049 (a)(b)	672,777	663,345
JP Morgan Mortgage Trust, Series 2019-5, Class A11, 1.008% (1 Month LIBOR USD + 0.900%), 11/25/2049 (a)(b)	659,546	660,474
JP Morgan Mortgage Trust, Series 2019-6, Class A3, 3.500%, 12/25/2049 (a)(c)	3,299,813	3,396,768
JP Morgan Mortgage Trust, Series 2019-LTV3, Class A3, 3.500%, 3/25/2050 (a)(c)	774,282	789,962
JP Morgan Mortgage Trust, Series 2019-INV3, Class A11, 1.102% (1 Month LIBOR USD + 1.000%), 5/25/2050 (a)(b)	844,985	824,216
JP Morgan Mortgage Trust, Series 2020-7, Class A11, 0.902% (1 Month LIBOR USD + 0.800%), 1/25/2051 (a)(b)	1,127,096	1,135,543
JP Morgan Mortgage Trust, Series 2021-1, Class A11, 0.700% (SOFR30A + 0.650%), 6/25/2051 (a)(b)	4,820,656	4,832,202
JP Morgan Mortgage Trust, Series 2021-6, Class A6, 2.500%, 10/25/2051 (a)(c)	3,354,362	3,437,024
LHOME Mortgage Trust, Series 2020-RTL1, Class A1, 3.228%, 10/25/2024 (a)	500,000	503,847

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
LSTAR Securities Investment Ltd., Series 2019-4, Class A1, 2.602% (1 Month LIBOR USD + 2.500%), 5/1/2024 (a)(b)	$1,954,073	$1,942,634
Mello Mortgage Capital Accepatance, Series 2021-MTG2, Class A10, 2.500%, 6/25/2051 (a)(c)	4,246,891	4,189,095
METLIFE Securitization Trust, Series 2020-INV1, Class A5, 3.000%, 5/25/2050 (a)(c)	2,481,406	2,528,773
MFA Trust, Series 2021-INV1, Class A2, 1.057%, 1/25/2056 (a)(c)	1,180,364	1,182,621
MFA Trust, Series 2020-NQM3, Class A2, 1.324%, 1/26/2065 (a)(c)	1,083,145	1,079,290
MFA Trust, Series 2020-NQM1, Class A3, 2.300%, 3/25/2065 (a)(c)	1,405,716	1,408,648
Mill City Mortgage Loan Trust, Series 2019-GS2, Class A1, 2.750%, 8/25/2059 (a)(c)	484,666	485,607
Mill City Mortgage Loan Trust, Series 2021-NMR1, Class A1, 1.125%, 11/25/2060 (a)(c)	1,694,993	1,658,274
Mortgage Insurance-Linked Notes, Series 2020-1, Class M1A, 1.058% (1 Month LIBOR USD + 0.950%), 1/25/2030 (a)(b)	3,055,118	3,040,353
Mortgage Insurance-Linked Notes, Series 2020-2, Class B1, 7.708% (1 Month LIBOR USD + 7.600%), 10/25/2030 (a)(b)	13,136,000	13,400,204
New Residential Mortgage Loan Trust, Series 2021-INV1, Class A6, 2.500%, 6/25/2051 (a)(c)	2,790,176	2,775,087
New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1, 2.710%, 11/25/2059 (a)(c)	755,281	754,418
New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A3, 3.065%, 11/25/2059 (a)(c)	568,004	566,759
New Residential Mortgage Loan Trust, Series 2020-NQM2, Class A1, 1.650%, 5/25/2060 (a)(c)	799,345	797,167
NLT Trust, Series 2021-INV2, Class A3, 1.520%, 8/25/2056 (a)(c)	2,325,965	2,315,136
NMLT Trust, Series 2021-INV1, Class A3, 1.797%, 5/25/2056 (a)(c)	1,783,289	1,772,056
OBX Trust, Series 2018-EXP1, Class 2A2, 1.108% (1 Month LIBOR USD + 1.000%), 4/27/2048 (a)(b)	344,333	345,260
OBX Trust, Series 2019-EXP2, Class 2A1A, 1.008% (1 Month LIBOR USD + 0.900%), 6/25/2059 (a)(b)	10,915	10,856
OBX Trust, Series 2020-EXP1, Class 2A1, 0.858% (1 Month LIBOR USD + 0.750%), 1/26/2060 (a)(b)	849,233	847,738
OBX Trust, Series 2021-NQM3, Class A2, 1.260%, 7/25/2061 (a)(c)	3,570,242	3,548,039
OBX Trust, Series 2022-NQM1, Class A1, 2.305%, 11/25/2061 (a)(c)	5,000,000	5,034,500
OBX Trust, Series 2021-NQM1, Class A3, 1.329%, 2/25/2066 (a)(c)	6,876,854	6,840,599
Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.957%, 10/25/2061 (a)(c)	5,013,841	5,015,110
Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A2, 2.162%, 10/25/2061 (a)(c)	8,514,952	8,520,452
Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A3, 2.367%, 10/25/2061 (a)(c)	7,685,666	7,681,178
Pepper Residential Securities Trust, Series 21A, Class A1U, 0.983% (1 Month LIBOR USD + 0.880%), 1/16/2060 (a)(b)	51,014	50,805
Pepper Residential Securities Trust, Series 23A, Class A1U, 1.053% (1 Month LIBOR USD + 0.950%), 8/18/2060 (a)(b)	70,489	70,688
PNMAC Issuer Trust, Series 2018-FT1, Class A, 2.458% (1 Month LIBOR USD + 2.350%), 4/25/2023 (a)(b)(f)	5,000,000	5,001,065
Pretium Mortgage Credit Partners LLC, Series 2021-NPL3, Class A1, 1.868%, 7/25/2051 (a)(g)	4,804,952	4,770,702
PRKCM Trust, Series 2021-AFC2, Class A1, 2.061%, 11/25/2056 (a)(c)	7,903,427	7,913,661
PRPM LLC, Series 2021-6, Class A1, 1.793%, 7/25/2026 (a)(g)	2,679,888	2,689,493
PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026 (a)(c)	2,716,324	2,710,647
RCO Mortgage LLC, Series 2022-1, Class A1, 2.981%, 1/25/2027 (a)(g)	5,000,000	5,024,275
Residential Mortgage Loan Trust, Series 2019-2, Class A3, 3.220%, 5/25/2059 (a)(c)	868,120	868,948
Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.376%, 1/25/2060 (a)(c)	9,572,950	9,527,507
Residential Mortgage Loan Trust, Series 2020-1, Class A3, 2.684%, 1/25/2060 (a)(c)	1,237,917	1,235,354

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
RESIMAC Bastille Trust, Series 2018-1NCA, Class A1, 0.951% (1 Month LIBOR USD + 0.850%), 12/5/2059 (a)(b)	$109,152	$109,371
Saluda Grade Alternative Mortgage Trust, Series 2021-MF1, Class A1, 2.805%, 11/25/2029 (a)(c)	5,000,000	4,991,175
SG Residential Mortgage Trust, Series 2019-3, Class A1, 2.703%, 9/25/2059 (a)(c)	2,510,533	2,517,801
SG Residential Mortgage Trust, Series 2019-3, Class A2, 2.877%, 9/25/2059 (a)(c)	362,722	363,543
SG Residential Mortgage Trust, Series 2021-2, Class A1, 1.737%, 12/25/2061 (a)(c)	14,878,712	14,840,459
SG Residential Mortgage Trust, Series 2021-2, Class A2, 1.942%, 12/25/2061 (a)(c)	4,959,571	4,941,176
Spruce Hill Mortgage Loan Trust, Series 2020-SH1, Class A1, 2.521%, 1/28/2050 (a)(c)	528,120	529,406
Spruce Hill Mortgage Loan Trust, Series 2020-SH1, Class A2, 2.624%, 1/28/2050 (a)(c)	258,886	261,738
Starwood Mortgage Residential Trust, Series 2019-INV1, Class A3, 2.916%, 9/25/2049 (a)(c)	8,364,129	8,497,144
Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.275%, 2/25/2050 (a)(c)	3,723,320	3,781,735
Starwood Mortgage Residential Trust, Series 2020-INV1, Class A3, 1.593%, 11/25/2055 (a)(c)	2,488,231	2,477,654
Starwood Mortgage Residential Trust, Series 2021-4, Class A1, 1.162%, 8/25/2056 (a)(c)	830,556	823,205
Starwood Mortgage Residential Trust, Series 2020-2, Class A1, 2.718%, 4/25/2060 (a)(c)	871,731	881,355
Starwood Mortgage Residential Trust, Series 2021-2, Class A3, 1.431%, 5/25/2065 (a)(c)	857,487	853,127
Starwood Mortgage Residential Trust, Series 2021-5, Class A1, 1.920%, 9/25/2066 (a)(c)	5,968,586	5,959,507
Starwood Mortgage Residential Trust, Series 2021-5, Class A2, 2.178%, 9/25/2066 (a)(c)	5,409,926	5,389,206
Starwood Mortgage Residential Trust, Series 2021-5, Class A3, 2.436%, 9/25/2066 (a)(c)	4,774,869	4,762,096
Starwood Mortgage Residential Trust, Series 2021-6, Class A1, 1.920%, 11/25/2066 (a)(c)	3,617,303	3,625,684
Starwood Mortgage Residential Trust, Series 2022-1, Class A1, 0.000%, 12/25/2066 (a)(c)	2,000,000	2,014,868
Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.750%, 4/25/2057 (a)(c)	1,618,942	1,636,007
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.750%, 10/25/2057 (a)(c)	195,985	198,431
Towd Point Mortgage Trust, Series 2019-HY2, Class A1, 1.108% (1 Month LIBOR USD + 1.000%), 5/28/2058 (a)(b)	5,615,427	5,684,256
Towd Point Mortgage Trust, Series 2019-SJ1, Class M2, 4.750%, 11/25/2058 (a)(c)	2,900,000	2,923,232
Towd Point Mortgage Trust, Series 2019-SJ2, Class B2, 5.250%, 11/25/2058 (a)(c)	2,000,000	2,015,978
Traingle Re Ltd., Series 2021-1, Class M1B, 3.108% (1 Month LIBOR USD + 3.000%), 8/25/2033 (a)(b)	872,927	875,430
Verus Securitization Trust, Series 2019-INV2, Class A1, 2.913%, 7/25/2059 (a)(c)	5,183,848	5,200,311
Verus Securitization Trust, Series 2019-3, Class A3, 3.040%, 7/25/2059 (a)(g)	404,428	404,704
Verus Securitization Trust, Series 2019-4, Class A1, 2.642%, 10/25/2059 (a)(g)	2,503,577	2,519,407
Verus Securitization Trust, Series 2019-INV3, Class A2, 2.947%, 11/25/2059 (a)(c)	2,210,797	2,219,063
Verus Securitization Trust, Series 2020-INV1, Class A1, 1.977%, 3/25/2060 (a)(c)	5,215,294	5,207,633
Verus Securitization Trust, Series 2020-2, Class A1, 2.226%, 4/25/2060 (a)(c)	579,342	579,377
Verus Securitization Trust, Series 2020-5, Class A2, 1.578%, 5/25/2065 (a)(g)	1,525,507	1,531,795
Verus Securitization Trust, Series 2021-3, Class A2, 1.283%, 6/25/2066 (a)(c)	1,243,805	1,242,265
Verus Securitization Trust, Series 2021-4, Class A1, 0.938%, 7/25/2066 (a)(c)	12,766,168	12,697,371
Verus Securitization Trust, Series 2021-4, Class A2, 1.247%, 7/25/2066 (a)(c)	1,281,791	1,275,505
Verus Securitization Trust, Series 2021-5, Class A3, 1.373%, 9/25/2066 (a)(c)	3,205,666	3,190,942
Verus Securitization Trust, Series 2021-8, Class A3, 2.491%, 11/25/2066 (a)(c)	2,234,291	2,245,288
Visio Trust, Series 2021-1R, Class A3, 1.688%, 5/25/2056 (a)	2,497,803	2,486,385
Wells Fargo Mortgage Backed Securities Trust, Series 2020-2, Class A3, 3.000%, 2/25/2050 (a)(c)	674,928	681,554
WinWater Mortgage Loan Trust, Series 2015-A, Class AX1, 0.315%, 6/20/2045 (a)(c)(h)	8,931,551	23,669
ZH Trust, Series 2021-1`, Class A, 2.253%, 2/19/2027 (a)(f)	1,750,000	1,721,031

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
ZH Trust, Series 2021-2, Class A, 2.349%, 10/19/2027 (a)(f)	$2,000,000	$1,990,947

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $464,450,538)		$463,917,242

Residential Mortgage-Backed Securities – U.S. Government Agency – 0.32%
Federal Home Loan Mortgage Corp., Series 5078, Class AB, 2.000%, 9/25/2035	4,123,849	4,153,409
Federal Home Loan Mortgage Corp., Series 4360, Class DN, 3.000%, 5/15/2040	82,104	82,138
Federal National Mortgage Association, Series 2017-61, Class K, 3.500%, 8/25/2046	1,123,230	1,133,759

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $5,410,622)		$5,369,306

Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer – 0.47%
Connecticut Avenue Securities Trust, Series 2019-R03, Class 1M2, 2.258% (1 Month LIBOR USD + 2.150%), 9/25/2031 (a)(b)	479,320	481,718
Connecticut Avenue Securities Trust, Series 2019-R04, Class 2M2, 2.208% (1 Month LIBOR USD + 2.100%), 6/27/2039 (a)(b)	254,656	255,134
Connecticut Avenue Securities Trust, Series 2019-R05, Class 1M2, 2.108% (1 Month LIBOR USD + 2.000%), 7/25/2039 (a)(b)	132,624	132,873
Connecticut Avenue Securities Trust, Series 2020-R02, Class 2M2, 2.108% (1 Month LIBOR USD + 2.000%), 1/25/2040 (a)(b)	966,442	971,505
Federal Home Loan Mortgage Corp., Series 2018-HRP1, Class M2, 1.758% (1 Month LIBOR USD + 1.650%), 5/25/2043 (a)(b)	798,068	799,592
Federal Home Loan Mortgage Corp., Series 2019-HQA3, Class M2, 1.958% (1 Month LIBOR USD + 1.850%), 9/27/2049 (a)(b)	709,226	713,219
Federal Home Loan Mortgage Corp., Series 2019-HQA4, Class M2, 2.158% (1 Month LIBOR USD + 2.050%), 11/26/2049 (a)(b)	693,518	695,904
Federal Home Loan Mortgage Corp., Series 2020-DNA1, Class M2, 1.808% (1 Month LIBOR USD + 1.700%), 1/25/2050 (a)(b)	731,197	733,941
Federal Home Loan Securities Trust, Series 2016-SC02, Class M2, 3.661%, 10/25/2046 (c)	3,000,000	3,063,063
Federal National Mortgage Association, Series 2015-C02, Class 2M2, 4.108% (1 Month LIBOR USD + 4.000%), 5/27/2025 (b)	26,724	26,799

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY CREDIT RISK TRANSFER (Cost – $7,795,297)		$7,873,748

U.S. Treasury Notes – 1.08%
0.125%, 12/15/2023	5,000,000	4,907,813
0.125%, 2/15/2024	5,000,000	4,896,094
0.750%, 11/15/2024	3,000,000	2,951,484
2.250%, 12/31/2024	5,000,000	5,126,953

TOTAL U.S. TREASURY NOTES (Cost – $18,121,949)		$17,882,344

Short-Term Investments – 8.29%
U.S. Treasury Bills – 2.40%
0.040%, 2/17/22 (i)	15,000,000	14,999,717
0.060%, 3/22/22 (i)	15,000,000	14,998,826

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Short-Term Investments – (continued)
U.S. Treasury Bills – (continued)
0.710%, 12/29/22 (i)	$10,000,000	$9,934,397

		39,932,940

Money Market Funds – 5.89%	Shares
First American Government Obligations Fund, Class U, 0.026% (j)	98,034,610	98,034,610

TOTAL SHORT-TERM INVESTMENTS (Cost – $137,996,375)		$137,967,550

TOTAL INVESTMENTS – 100.48% (Cost – $1,674,877,598)		$1,671,871,837

Liabilities in Excess of Other Assets – (0.48%)		(8,001,820)

NET ASSETS – 100.00%		$1,663,870,018

LIBOR:	London Inter-Bank Offered Rate
MSOFR1MC:	1 Month Secured Overnight Financing Rate Index
SOFR30A:	Secured Overnight Financing Rate 30 Day Average

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2022, the value of these securities amounted to $1,372,543,536 or 82.49% of net assets.

(b)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2022.

(c)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2022.
(d)	Security issued on a when-issued basis. On January 31, 2022, the total value of investments purchased on a when-issued basis was $9,014,969 or 0.54% of net assets.
(e)

Security exempt from registration under Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. At January 31, 2022, the value of securities pledged amounted to $2,283,574 or 0.14% of net assets.

(f)	Illiquid security. At January 31, 2022, the value of these securities amounted to $10,705,338 or 0.64% of net assets.
(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is the rate in effect as of January 31, 2022.
(h)	Interest only security.
(i)	Rate disclosed is the effective yield as of January 31, 2022.
(j)	Rate disclosed is the seven day yield as of January 31, 2022.

See accompanying notes which are an integral part of these financial statements.

Angel Oak UltraShort Income Fund

Schedule of Investments – (continued)

January 31, 2022

Schedule of Open Futures Contracts

Short Futures Contracts	Expiration Month	Number of Contracts	Notional Value	Value & Unrealized Appreciation (Depreciation)
2 Year ERIS Aged Standard Swap Future	March 2022	(45)	$(4,630,599)	$(44,556)
3 Year ERIS Aged Standard Swap Future	June 2022	(42)	(4,473,252)	(207,603)
3 Year ERIS Aged Standard Swap Future	September 2022	(40)	(4,277,416)	(70,276)
2 Year ERIS Aged Standard Swap Future	September 2022	(100)	(10,036,020)	21,454
2 Year ERIS Aged Standard Swap Future	March 2023	(155)	(15,393,081)	101,107
3 Year ERIS Aged Standard Swap Future	March 2023	(50)	(5,180,415)	(90,490)
2 Year ERIS Aged Standard Swap Future	June 2023	(391)	(38,692,695)	343,842
2 Year ERIS Aged Standard Swap Future	September 2023	(501)	(49,377,107)	696,089
4 Year ERIS Aged Standard Swap Future	September 2023	(7)	(758,494)	(11,268)
2 Year ERIS Aged Standard Swap Future	December 2023	(125)	(12,327,213)	173,600
2 Year ERIS Aged Standard Swap Future	March 2024	(102)	(10,014,054)	7,701
3 Year ERIS Aged Standard Swap Future	September 2024	(34)	(3,294,882)	68,279

Total				$987,879

See accompanying notes which are an integral part of these financial statements.

Angel Oak Core Impact Fund

Schedule of Investments

January 31, 2022

	Principal Amount	Value
Asset-Backed Securities – 27.45%
Foundation Finance Trust, Series 2021-1A, Class B, 1.870%, 5/15/2041 (a)	$596,000	$589,033
Foundation Finance Trust, Series 2021-2A, Class D, 5.730%, 1/15/2042 (a)	500,000	501,683
Goldman Home Improvement Trust, Series 2021-GRN2, Class D, 4.000%, 6/25/2051 (a)	500,000	481,783
Goldman Home Improvement Trust, Series 2021-GRN2, Class A, 1.150%, 6/26/2051 (a)	381,708	375,594
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A, 2.100%, 5/20/2048 (a)	457,745	442,102
GoodLeap Sustainable Home Solutions Trust, Series 2021-4GS, Class A, 1.930%, 7/20/2048 (a)	933,815	906,985
Helios Issuer LLC, Series 2021-B, Class A, 1.620%, 7/20/2048 (a)	947,632	916,543
Loanpal Solar Loan Ltd., Series 2021-1GS, Class A, 2.290%, 1/20/2048 (a)	393,780	388,300
Marlette Funding Trust, Series 2019-4A, Class C, 3.760%, 12/15/2029 (a)	750,000	767,477
Marlette Funding Trust, Series 2020-1A, Class D, 3.540%, 3/15/2030 (a)	893,000	912,376
Marlette Funding Trust, Series 2021-1A, Class D, 2.470%, 6/16/2031 (a)	242,000	240,419
Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.540%, 3/20/2026 (a)	400,000	399,774
Mission Lane Credit Card Master Trust, Series 2021-A, Class A, 1.590%, 9/15/2026 (a)	1,500,000	1,486,471
Mosaic Solar Loan Trust, Series 2021-2A, Class B, 2.100%, 4/22/2047 (a)	468,635	450,868
Mosaic Solar Loans LLC, Series 2017-2A, Class A, 3.820%, 6/22/2043 (a)	76,952	80,112
Tesla Auto Lease Trust, Series 2020-A, Class E, 4.640%, 8/20/2024 (a)	300,000	308,261
Tesla Auto Lease Trust, Series 2021-A, Class E, 2.640%, 3/20/2025 (a)	500,000	497,922
Tricolor Auto Securitization Trust, Series 2021-1A, Class C, 1.330%, 9/16/2024 (a)	1,000,000	994,747

TOTAL ASSET-BACKED SECURITIES (Cost – $10,901,295)		$10,740,450

Commercial Mortgage-Backed Securities – 5.82%
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, 2.506% (1 Month LIBOR USD + 2.400%), 9/15/2036 (a)(b)	1,000,000	988,365
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-NYAH, Class H, 3.496% (1 Month LIBOR USD + 3.390%), 6/15/2038 (a)(b)	300,000	299,998
SLG Office Trust, Series 2021-OVA, Class A, 2.585%, 7/15/2041 (a)	500,000	493,450
X-Caliber Funding LLC, Series 2021-LBC, 5.000%, 10/15/2024 (a)	500,000	494,170

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $2,313,108)		$2,275,983

Commercial Mortgage-Backed Securities – U.S. Government Agency – 21.38%
Federal Home Loan Mortgage Corp., Series 2019-KF58, Class B, 2.251% (1 Month LIBOR USD + 2.150%), 1/25/2026 (a)(b)	302,155	300,999
Federal Home Loan Mortgage Corp., Series K-G02, Class A1, 2.044%, 11/25/2028	500,000	504,960
Federal Home Loan Mortgage Corp., Series 2021-P009, Class A1, 1.132%, 11/25/2029	489,800	472,857
Federal Home Loan Mortgage Corp., Series K-SG1, Class A2, 1.503%, 9/25/2030	975,000	937,128
Federal Home Loan Mortgage Corp., Series K-G04, Class A2, 1.487%, 11/25/2030	1,066,000	1,007,406
Federal Home Loan Mortgage Corp., Series 2021-P009, Class A2, 1.878%, 1/25/2031	500,000	497,745
Federal Home Loan Mortgage Corp., Series K-G05, Class A2, 2.000%, 1/25/2031	1,400,000	1,378,565
Federal National Mortgage Association, Series 2021-M1G, Class A2, 1.510%, 11/25/2030 (c)	1,500,000	1,418,940
Federal National Mortgage Association, Series 2021-M3G, Class A2, 1.250%, 1/25/2031 (c)	2,000,000	1,849,160

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $8,773,882)		$8,367,760

See accompanying notes which are an integral part of these financial statements.

Angel Oak Core Impact Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Corporate Obligations – 24.31%
Basic Materials – 2.01%
Compass Minerals International, Inc., 6.750%, 12/1/2027 (a)	$750,000	$786,544

Consumer, Cyclical – 6.25%
American Axle & Manufacturing, Inc., 5.000%, 10/1/2029	1,000,000	925,240
Ford Motor Co., 3.250%, 2/12/2032	300,000	287,202
Ford Motor Credit Co. LLC, 3.625%, 6/17/2031	500,000	495,105
Suburban Propane Partners LP / Suburban Energy Finance Corp., 5.000%, 6/1/2031 (a)	750,000	739,747

		2,447,294

Consumer, Non-cyclical – 1.25%
Mozart Debt Merger Sub, Inc., 5.250%, 10/1/2029 (a)	500,000	487,158

Energy – 5.36%
New Fortress Energy, Inc., 6.750%, 9/15/2025 (a)	625,000	593,325
Renewable Energy Group, Inc., 5.875%, 6/1/2028 (a)	1,000,000	1,005,985
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (a)	250,000	252,064
Venture Global Calcasieu Pass LLC, 3.875%, 11/1/2033 (a)	250,000	247,946

		2,099,320

Financial – 7.54%
Amalgamated Financial Corp., 3.250% (SOFR + 2.300%), 11/15/2031 (b)	400,000	395,273
Congressional Bancshares, Inc., 4.000% (SOFR + 2.890%), 1/1/2032 (a)(b)(d)	500,000	500,000
HAT Holdings I LLC / HAT Holdings II LLC, 3.375%, 6/15/2026 (a)	250,000	241,227
Mercantile Bank Corp., 3.250% (SOFR + 2.120%), 1/30/2032 (a)(b)	500,000	492,334
OneMain Finance Corp., 3.500%, 1/15/2027	300,000	286,379
Preferred Bank, 3.375% (SOFR + 2.780%), 6/15/2031 (b)	250,000	250,988
Renasant Corp., 3.000% (SOFR + 1.910%), 12/1/2031 (b)	300,000	295,171
Starwood Property Trust, Inc., 3.625%, 7/15/2026 (a)	500,000	487,295

		2,948,667

Industrial – 1.90%
Covanta Holding Corp., 4.875%, 12/1/2029 (a)	250,000	249,576
Seaspan Corp., 5.500%, 8/1/2029 (a)	500,000	495,300

		744,876

TOTAL CORPORATE OBLIGATIONS (Cost – $9,785,060)		$9,513,859

Residential Mortgage-Backed Securities – 9.77%
Imperial Fund Mortgage Trust, Series 2021-NQM1, Class A3, 1.617%, 6/25/2056 (a)(c)	406,381	401,487
LHOME Mortgage Trust, Series 2020-RTL1, Class A1, 3.228%, 10/25/2024 (a)	300,000	302,308
MFA Trust, Series 2021-RPL1, Class A2, 2.072%, 7/25/2060 (a)(c)	500,000	471,401
MFA Trust, Series 2021-RPL1, Class M2, 2.855%, 7/25/2060 (a)(c)	500,000	494,566
Oaktown Re Ltd., Series 2018-1A, Class M1, 1.658% (1 Month LIBOR USD + 1.550%), 7/25/2028 (a)(b)	330,485	321,385
PRPM LLC, Series 2021-RPL1, Class M1, 2.680%, 7/25/2051 (a)(c)	1,000,000	992,695
SG Residential Mortgage Trust, Series 2019-3, Class A1, 2.703%, 9/25/2059 (a)(c)	280,334	281,146

See accompanying notes which are an integral part of these financial statements.

Angel Oak Core Impact Fund

Schedule of Investments – (continued)

January 31, 2022

	Principal Amount	Value
Residential Mortgage-Backed Securities – (continued)
Towd Point Mortgage Trust, Series 2020-4, Class M1, 2.875%, 10/25/2060 (a)	$565,000	$557,490

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $3,906,321)		$3,822,478

Residential Mortgage-Backed Securities – U.S. Government Agency – 5.26%
Federal Home Loan Mortgage Corp., 2.000%, 6/1/2036	470,644	472,627
Government National Mortgage Assocation, 2.500%, 4/20/2051	282,279	284,185
Government National Mortgage Association, 2.000%, 5/20/2036	277,462	278,526
Government National Mortgage Association, 2.500%, 2/20/2051	266,878	269,680
Government National Mortgage Association, 2.500%, 4/20/2051	282,421	285,386
Government National Mortgage Association, 2.500%, 4/20/2051	284,609	287,954
Government National Mortgage Association, 2.500%, 4/20/2051	178,904	180,111

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES – U.S. GOVERNMENT AGENCY (Cost – $2,115,073)		$2,058,469

Short-Term Investments – 5.89%	Shares
Money Market Funds – 5.89%
First American Government Obligations Fund, Class U, 0.026% (e)	2,305,006	2,305,006

TOTAL SHORT-TERM INVESTMENTS (Cost – $2,305,006)		$2,305,006

TOTAL INVESTMENTS – 99.88% (Cost – $40,099,745)		$39,084,005

Other Assets in Excess of Liabilities – 0.12%		48,589

NET ASSETS – 100.00%		$39,132,594

LIBOR:	London Inter-Bank Offered Rate
SOFR:	Secured Overnight Financing Rate

(a)

Security exempt from registration under Rule 144A or Section 4(a)(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are determined to be liquid by the Adviser, under the procedures established by the Fund’s Board of Trustees, unless otherwise denoted. At January 31, 2022, the value of these securities amounted to $23,718,411 or 60.61% of net assets.

(b)

Variable or floating rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. Rate disclosed is the rate in effect as of January 31, 2022.

(c)	Variable rate security. The coupon is based on an underlying pool of assets. Rate disclosed is the rate in effect as of January 31, 2022.
(d)

As of January 31, 2022, the Fund has fair valued these securities under the procedures established by the Fund’s Board of Trustees. The value of these securities amounted to $500,000 or 1.28% of net assets. Value determined using significant unobservable inputs.

(e)	Rate disclosed is the seven day yield as of January 31, 2022.

See accompanying notes which are an integral part of these financial statements.

Angel Oak Funds Trust

Notes to the Financial Statements

January 31, 2022

NOTE 1. ORGANIZATION

Angel Oak Funds Trust (the “Trust”) is a Delaware statutory trust organized on June 20, 2014, and registered with the U.S. Securities and Exchange Commission as an open-end management investment company, as defined in the Investment Company Act of 1940 as amended (the “1940 Act”). The Trust consists of five series, Angel Oak Multi-Strategy Income Fund (the “Multi- Strategy Income Fund”), Angel Oak Financials Income Fund (the “Financials Income Fund”), Angel Oak High Yield Opportunities Fund (the “High Yield Opportunities Fund”), Angel Oak UltraShort Income Fund (the “UltraShort Income Fund”), and Angel Oak Core Impact Fund (the “Core Impact Fund”) (together, the “Funds”). Please see the table below for a summary of class specific information:

	Ticker	Investment Objective	Commencement of Operations	Front-End Sales Charge	Back-End Sales Charge	12b-1 Fees
Multi-Strategy Income Fund
Class A	ANGIX	Current Income	6/28/2011	2.25%	N/A	0.25%
Class C	ANGCX		8/4/2015	N/A	1.00%	1.00%
Institutional Class	ANGIX		8/16/2012	N/A	N/A	N/A
Financials Income Fund
Class A	ANFLX	Current Income & Capital Appreciation	11/3/2014	2.25%	N/A	0.25%
Class C	AFLCX		8/4/2015	N/A	1.00%	1.00%
Institutional Class	ANFIX		11/3/2014	N/A	N/A	N/A
High Yield Opportunities Fund
Class A	ANHAX	Current Income & Capital Appreciation	7/31/2012	2.25%	N/A	0.25%
Class C	ANHCX		N/A	N/A	1.00%	1.00%
Institutional Class	ANHIX		3/31/2009	N/A	N/A	N/A
UltraShort Income Fund
Class A	AOUAX	Current Income, Minimize Price Volatility, and Maintain Liquidity	4/30/2018	N/A	N/A	0.25%
Class A1	AOUNX		N/A	1.50%	0.50%	0.25%
Institutional Class	AOUIX		4/2/2018	N/A	N/A	N/A
Core Impact Fund
Class A	AOIMX	Total Return While Giving Special Consideration to Positive Aggregate ESG Outcomes	N/A	2.25%	N/A	0.25%
Class C	AOICX		N/A	N/A	1.00%	1.00%
Institutional Class	AOIIX		6/4/2021	N/A	N/A	N/A

The Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, and UltraShort Income Fund are diversified series of the Trust. The Core Impact Fund is a non-diversified series of the Trust, which means that it can invest a higher percentage of assets in any one issuer. Investing in a non-diversified fund may entail greater risks than is normally associated with more widely diversified funds.

The Financials Income Fund commenced operations on November 3, 2014, under the name “Angel Oak Flexible Income Fund.” On March 16, 2016, shareholders approved a change to the Fund’s fundamental investment policy on the concentration of investments. On December 16, 2018, the Fund’s name was changed to “Angel Oak Financials Income Fund,” and the Fund adopted a new investment policy pursuant to Rule 35d-1 under the 1940 Act and made certain other changes to the Fund’s investment strategies. As a result, the Fund’s performance during periods prior to these dates may have differed had the Fund’s current investment policies and strategies been in place at those times.

Wholly-Owned Subsidiaries – As part of its investment strategy, the Multi-Strategy Income Fund invests directly or, to comply with certain regulations, through its wholly owned and controlled subsidiaries, Hyperion Loan Funding Trust (“Hyperion”) and Titan Loan Funding Trust (“Titan”), each a statutory trust organized under the laws of the state of Delaware and incorporated on August 2, 2018. Hyperion and Titan act as investment vehicles in order to purchase residential and commercial real estate whole loans, participations in such loans, or instruments representing the right to receive interest payments and principal due on such loans. The allocation of the Multi-Strategy Income Fund’s investments, if any, in Hyperion or Titan will vary over time and might not include all of the types of investments described below.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 1. ORGANIZATION – (continued)

On January 31, 2022, investments in Hyperion and Titan represented 0.36% and 0.00% of the total net assets of the Multi-Strategy Income Fund, respectively.

The consolidated financial statements of the Multi-Strategy Income Fund include the investment activity and financial statements of Hyperion and Titan. All intercompany accounts and transactions have been eliminated in consolidation. Because the Multi-Strategy Income Fund may invest a substantial portion of its assets in its respective subsidiaries, the Multi-Strategy Income Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Multi-Strategy Income Fund may also encompass its subsidiaries.

At January 31, 2022, investments held by Hyperion and Titan included whole loans, valued at $25,827,117 and $–, respectively. In addition, Hyperion and Titan held $755,025 and $1,000 in cash, respectively.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in accordance with the accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Codification Topic 946 “Financial Services-Investment Companies”.

Securities Valuation and Fair Value Measurements: The Funds record their investments at fair value and in accordance with fair valuation accounting standards. The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

•	Level 1: quoted prices in active markets for identical securities
•	Level 2: other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3: significant unobservable inputs (including the Funds’ own assumptions in determining fair value of investments based on the best information available)

The inputs or methodology used for valuing securities are not an indication of the risks associated with investing in those securities.

Investments in registered open-end management investment companies, including money market funds, will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Fair values for long-term debt securities, including asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), collateralized mortgage obligations (“CMO”), corporate obligations, whole loans, and mortgage-backed securities (“MBS”) are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs, including but not limited to, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and pricing models such as yield measurers calculated using factors such as cash flows, financial or collateral performance and other reference data. In addition to these inputs, MBS and ABS may utilize cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Securities that use similar valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable; the values generally would be categorized as Level 3.

Equity securities, including preferred stocks, that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”), are valued at the last sale price at the close of that exchange. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-listed or Nasdaq security does not trade, then: (i) the security shall

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

be valued at the mean between the most recent quoted bid and asked prices at the close of the exchange; or (ii) the security shall be valued at the latest sales price on the Composite Market (defined below) for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets (“OTC”) as published by a pricing service. In the event market quotations or Composite Market pricing are not readily available, fair value will be determined in accordance with the procedures adopted by the Board of Trustees (“Board”). All equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the over- the counter market. If a non-exchange listed security does not trade on a particular day, then the mean between the last quoted bid and asked price will be used as long as it continues to reflect the value of the security. If the mean is not available, then bid price can be used as long as the bid price continues to reflect the value of the security. Otherwise fair value will be determined in accordance with the procedures adopted by the Board. These securities will generally be categorized as Level 3 securities. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Short term debt securities having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy. Reverse repurchase agreements and repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. These securities will generally be categorized as Level 2 securities.

Financial derivative instruments, such as futures contracts, that are traded on a national securities or commodities exchange are typically valued at the settlement price determined by the relevant exchange. Swaps, such as credit default swaps, interest-rate swaps and currency swaps, are valued by a pricing service. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Over-the-counter financial derivative instruments, such as certain futures contracts or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Derivatives that use similar valuation techniques as described above are typically categorized as Level 2 of the fair value hierarchy.

Securities may be fair valued in accordance with the fair valuation procedures approved by the Board. The Valuation and Risk Management Oversight Committee is generally responsible for overseeing the Funds’ valuation processes and reports quarterly to the Board. The Valuation and Risk Management Oversight Committee has delegated to the Valuation Committee of the Adviser the day-to-day responsibilities for making all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if the prices obtained from independent pricing services are deemed to be unreliable indicators of market or fair value. Representatives of the Adviser’s Valuation Committee report quarterly to the Valuation and Risk Management Oversight Committee.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The following is a summary of the investments by their inputs used to value each Fund’s net assets as of January 31, 2022:

Multi-Strategy Income Fund
	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$–	$ 754,571,797	$–	$ 754,571,797
Collateralized Debt Obligations	–	23,304,558	–	23,304,558
Collateralized Loan Obligations	–	323,276,901	–	323,276,901
Commercial Mortgage-Backed Securities	–	167,097,115	–	167,097,115
Commercial Mortgage-Backed Securities – U.S. Government Agency	–	334,574,905	–	334,574,905
Common Stocks	34,220,426	–	–	34,220,426
Corporate Obligations	–	368,564,741	1,312,200	369,876,941
Investment Companies	123,455,827	–	–	123,455,827
Preferred Stocks	19,346,001	–	–	19,346,001
Residential Mortgage-Backed Securities	–	4,871,028,759	47,155,113	4,918,183,872
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer	–	74,033,394	–	74,033,394
U.S. Treasury Notes	–	150,039,453	–	150,039,453
Whole Loans	–	25,827,117	–	25,827,117
Short-Term Investments	667,438,506	–	–	667,438,506
Total	$844,460,760	$7,092,318,740	$48,467,313	$7,985,246,813
Other Financial Instruments
Assets
Futures Contracts*	$2,716,918	$–	$–	$2,716,918
Liabilities
Futures Contracts*	1,069,142	–	–	1,069,142
TBA Sales Commitments	–	199,756,600	–	199,756,600
Reverse Repurchase Agreements	–	134,796,000	–	134,796,000
Total	$1,647,776	$(334,552,600)	$–	$(332,904,824)

*	Futures are reflected at the unrealized appreciation (depreciation) on the instrument as presented in the Consolidated Schedule of Investments.

See the Consolidated Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2022, the Fund recognized $2,145,595 of transfers from Level 2 to Level 3 for securities lacking observable market data due to a decrease in relevant market activity. See the summary of quantitative information about Level 3 Fair Value Measurements for more information.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Multi-Strategy Income Fund	Balance as of 1/31/21	Amortization/ Accretion/ Paydowns	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 1/31/22
Corporate Obligations	$3,710,523	$(712,226)	$(155,040)	$311,903	$–	$(1,842,960)	$–	$–	$1,312,200
Residential Mortgage-Backed Securities	$9,518	$(150,518)	$–	$150,518	$45,000,000	$–	$2,145,595	$–	$47,155,113

The total change in unrealized appreciation (depreciation) included in the Consolidated Statement of Operations attributable to Level 3 investments still held at January 31, 2022 is $221,156.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

Multi-Strategy Income Fund	Fair Value as of 1/31/22	Valuation Techniques	Unobservable Input	Range	Weighted Average Unobservable Input
Corporate Obligations	$1,312,200	Consensus Pricing	Third party	$9.72*	N/A
Residential Mortgage-Backed Securities	$45,000,000	Model Valuation	Value of the collateral of underlying loans	$100.00*	N/A
Residential Mortgage-Backed Securities	$9,518	Model Valuation	Value of the call rights and value of the collateral of the deal	$0.10-$0.95	$0.95
Residential Mortgage-Backed Securities	$2,145,595	Model Technique	Limited trading of callable first loss pieces	$88.89*	N/A

*	Each input presents information for one security and reflects the value as of January 31, 2022.

Financials Income Fund
	Level 1	Level 2	Level 3	Total
Assets
Collateralized Debt Obligations	$–	$6,338,333	$–	$6,338,333
Common Stocks	6,702,551	–	–	6,702,551
Corporate Obligations	–	143,686,963	–	143,686,963
Preferred Stocks	2,196,512	–	–	2,196,512
Short-Term Investments	3,574,541	–	–	3,574,541
Total	$12,473,604	$150,025,296	$–	$162,498,900

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2022, the Fund did not recognize any transfers to or from Level 3. See the summary of quantitative information about Level 3 Fair Value Measurements for more information.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Financials Income Fund	Balance as of 1/31/21	Amortization/ Accretion	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 1/31/22
Corporate Obligations	$1,685,523	$–	$(155,040)	$312,477	$–	$(1,842,960)	$–	$–	$–

High Yield Opportunities Fund
	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$–	$–	$27,780	$27,780
Corporate Obligations	–	73,339,546	–	73,339,546
Short-Term Investments	222,445	–	–	222,245
Total	$222,445	$73,339,546	$27,780	$73,589,771

See the Schedule of Investments for further disaggregation of investment categories. For the year ended January 31, 2022, the High Yield Opportunities Fund did not recognize any transfers to or from Level 3. See the summary of quantitative information about Level 3 Fair Value Measurements for more information.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

High Yield Opportunities Fund	Balance as of 1/31/21	Amortization/ Accretion	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 1/31/22
Common Stocks	$53,245	$–	$–	$(25,465)	$–	$–	$–	$–	$27,780

The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at January 31, 2022 is $(25,465).

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

High Yield Opportunities Fund	Fair Value as of 1/31/22	Valuation Techniques	Unobservable Input	Range/ Weighted Average Unobservable Input*
Common Stocks	$27,780	Broker Quote	Third party	$6.00

*	Table presents information for one security, which is valued at $6.00 as of January 31, 2022.

UltraShort Income Fund
	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$–	$704,655,775	$–	$704,655,775
Collateralized Loan Obligations	–	192,671,863	–	192,671,863
Commercial Mortgage-Backed Securities	–	38,284,675	–	38,284,675
Commercial Mortgage-Backed Securities – U.S. Government Agency	–	84,168,969	–	84,168,969
Corporate Obligations	–	19,080,365	–	19,080,365
Residential Mortgage-Backed Securities	–	463,917,242	–	463,917,242
Residential Mortgage-Backed Securities – U.S. Government Agency	–	5,369,306	–	5,369,306
Residential Mortgage-Backed Securities – U.S. Government Agency Credit Risk Transfer	–	7,873,748	–	7,873,748
U.S. Treasury Notes	–	17,882,344	–	17,882,344
Short-Term Investments	98,034,610	39,932,940	–	137,967,550
Total	$98,034,610	$1,573,837,227	$–	$1,671,871,837
Other Financial Instruments
Assets
Futures Contracts*	$1,412,072	$–	$–	$1,412,072
Liabilities
Futures Contracts*	424,193	–	–	424,193
Total	$987,879	$–	$ –	$987,879

*	Futures are reflected at the unrealized appreciation (depreciation) on the instrument as presented in the Schedule of Investments.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

See the Schedule of Investments for further disaggregation of investment categories. During the year ended January 31, 2022, the UltraShort Income Fund did not recognize any transfers to or from Level 3.

Core Impact Fund
	Level 1	Level 2	Level 3	Total
Assets
Asset-Backed Securities	$–	$10,740,450	$–	$10,740,450
Commercial Mortgage-Backed Securities	–	2,275,983	–	2,275,983
Commercial Mortgage-Backed Securities – U.S. Government Agency	–	8,367,760	–	8,367,760
Corporate Obligations	–	9,013,859	500,000	9,513,859
Residential Mortgage-Backed Securities	–	3,822,478	–	3,822,478
Residential Mortgage-Backed Securities – U.S. Government Agency	–	2,058,469	–	2,058,469
Short-Term Investments	2,305,006	–	–	2,305,006
Total	$2,305,006	$36,278,999	$500,000	$39,084,005

See the Schedule of Investments for further disaggregation of investment categories. During the period ended January 31, 2022, the Core Impact Fund did not recognize any transfers to or from Level 3. See the summary of quantitative information about Level 3 Fair Value Measurements for more information.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Core Impact Fund	Balance as of 1/31/21	Amortization/ Accretion	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 1/31/22
Corporate Obligations	$–	$–	$–	$–	$500,000	$–	$–	$–	$500,000

The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at January 31, 2022 is $-.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

Core Impact Fund	Fair Value as of 1/31/22	Valuation Techniques	Unobservable Input	Range/ Weighted Average Unobservable Input*
Corporate Obligations	$500,000	Consensus Pricing	Trading colors of comparable securities and other deals with similar coupons and characteristics	$100.00

*	Table presents information for one security, which is valued at $100.00 as of January 31, 2022.

Federal Income Taxes: The Funds intend to elect and continue to qualify to be taxed as “regulated investment companies” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds generally will not be subject to federal income tax to the extent they distribute substantially all of their net investment income and capital gains to shareholders. The Funds generally intend to operate in a manner such that they will not be liable for federal income or excise taxes.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year or period ended January 31, 2022, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Services and state departments of revenue.

Security Transactions and Income Recognition: Investment security transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income and expense is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective yield method, based on each security’s estimated life and recoverable principal and recorded in interest income on the Statements of Operations. Dividend income and corporate transactions, if any, are recorded on the ex-date. Paydown gains and losses on mortgage-related and other ABS are recorded as components of interest income on the Statements of Operations. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of the information from the issuer. The actual character of distributions to the Funds’ shareholders will be reflected in the Form 1099 received by shareholders after the end of the calendar year.

Expenses: Expenses incurred by the Trust that do not relate to a specific Fund are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis. Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation and expenses are allocated to each class based on the net assets in relation to the relative net assets of each Fund.

Dividends and Distributions: Distributions from each Fund’s net investment income are accrued daily and typically paid monthly. The Funds intend to distribute their net realized long term capital gains and their net realized short term capital gains, if any, at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Funds. For the year or period ended January 31, 2022, certain differences were reclassified. These differences were primarily related to dividend reclassifications; the amounts did not affect net assets. The reclassifications were as follows:

	Paid-in capital	Distributable earnings (accumulated deficit)
Multi-Strategy Income Fund	$–	$–
Financials Income Fund	$1	$(1)
High Yield Opportunities Fund	$–	$–
UltraShort Income Fund	$–	$–
Core Impact Fund	$–	$–

Share Valuation: The NAV per share of a class of shares of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Funds’ NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – (continued)

the date of the financial statements, as well as the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Indemnifications: Under the Trust’s organizational documents, the Trust will indemnify its officers and trustees for certain liabilities that may arise from performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.

Cash and Cash Equivalents: Cash and cash equivalents are highly liquid assets including coin, currency and short-term investments that typically mature in 30-90 days. Short-term investments can include U.S. Government and government agency securities, investment grade money market instruments, investment grade fixed-income securities, repurchase agreements, commercial paper and cash equivalents. Cash equivalents are extremely low risk assets that are liquid and easily converted into cash. These investments are only considered equivalents if they are readily available and are not restricted by some agreement. When the Adviser believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of a Fund’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. Included in Investments in unaffiliated securities at fair value on the Statements of Assets and Liabilities are investments in First American money market funds held at major financial institutions as follows:

Multi-Strategy Income Fund	$667,438,506
Financials Income Fund	$3,574,541
High Yield Opportunities Fund	$222,445
UltraShort Income Fund	$98,034,610
Core Impact Fund	$2,305,006

Reverse Repurchase Agreements: A reverse repurchase agreement is the sale by the Funds of a security to a party for a specified price, with the simultaneous agreement by the Funds to repurchase that security from that party on a future date at a higher price. Proceeds from securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. Reverse repurchase agreements involve the risk that the counterparty will become subject to bankruptcy or other insolvency proceedings or fail to return a security to the Funds. In such situations, the Funds may incur losses as a result of a possible decline in the value of the underlying security during the period while the Funds seek to enforce their rights, a possible lack of access to income on the underlying security during this period, or expenses of enforcing its rights. The Funds will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements.

The gross obligations for secured borrowing by the type of collateral pledged and remaining time to maturity on reverse repurchase contracts is as follows:

Multi-Strategy Income Fund
Reverse Repurchase Agreements	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Residential Mortgage-Backed Securities	$–	$–	$134,796,000	$–	$134,796,000
Total	$–	$–	$134,796,000	$–	$134,796,000
Gross amount of reverse repurchase agreements in Balance Sheet Offsetting Information Table					$134,796,000
Amounts related to agreements not included in offsetting disclosure in Balance Sheet Offsetting Information Table					$–

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 3. RISKS ASSOCIATED WITH PORTFOLIO ASSETS

Asset-Backed and Mortgage-Backed Securities and Whole Loan Risks: Prepayment risk is associated with mortgage-backed and ABS, including CLOs, and whole loans. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Funds’ investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Funds to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Funds to successfully utilize these instruments may depend on the ability of the Funds’ Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain MBS may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, ABS may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. Whole loans are sold in their entirety rather than being pooled with other mortgages. Whole loans are mortgage loans sold to an investor in a secondary market. The investor purchasing the loan assumes full responsibility of the loan and all the contractual terms and rights associated with the funds. The credit risk on such loans is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and ABS, including CLOs, may decline and therefore may not be adequate to cover underlying investors. To the extent the Funds focus their investments in particular types of mortgage-backed or ABS, including CLOs, and whole loans, the Funds may be more susceptible to risk factors affecting such types of investments.

Subordinated Debt of Banks and Diversified Financial Companies: The Funds may invest in subordinated debt securities, sometimes also called “junior debt”, which are debt securities for which the issuer’s obligations to make principal and interest payments are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings intuitions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock and common stock issued by the bank.

Investment Company Securities: The Funds may invest in the securities of other investment companies, including exchange-traded funds (“ETFs”), closed-end funds and open-end (mutual) funds (also called underlying funds). When a Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative. Furthermore, because the Funds may invest in shares of ETFs and underlying funds, their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives as well as the allocation of each Fund’s assets among the ETFs and underlying funds by the Adviser. Accordingly, the Funds’ investment performance will be influenced by the investment strategies of, and risks associated with, the ETFs and underlying funds in direct proportion to the amount of assets the Funds allocate to the ETFs and underlying funds utilizing such strategies.

High Yield Securities: The Funds may invest in below investment grade securities. These “high-yield” securities, also known as “junk bonds,” will generally be rated BB or lower by S&P or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or if unrated, considered by the Adviser to be of comparable quality.

Structured Products: The Funds may invest in certain structured products. Normally, structured products are privately offered and sold (that is, they are not registered under the securities laws); however, an active dealer market may exist for structured products that qualify for Rule 144A transactions. The risks of an investment in a structured product depend largely on the type of the collateral securities and the class of the structured product in which the Funds invest. In addition to the normal interest rate, default and other risks of fixed income securities, structured products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in structured products that are subordinate to other classes, values may be volatile and disputes with the issuer may produce unexpected investment results.

Common and Preferred Stocks: The Funds may invest in common stock and preferred stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 3. RISKS ASSOCIATED WITH PORTFOLIO ASSETS – (continued)

in earnings are usually reflected in a company’s stock price. The Funds may also invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market values of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Funds, you should be willing to accept the risks of the stock market (to the extent that a Fund invests in common stock) and should consider an investment in the Funds only as a part of your overall investment portfolio.

Futures Contracts: The Funds may enter into futures contracts to hedge various investments for risk management as well as speculative purposes. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. Secondary margin limits are required to be maintained while futures are held, as defined by each contract.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the fair value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of entering into a contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. See Note 4 for information on futures contract activity during the year ended January 31, 2022.

To-Be-Announced Securities: The Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling MBS. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBA trades are entered is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase the Funds’ exposure to interest rate risk and could also expose the Funds to counterparty default risk. In order to mitigate counterparty default risk, the Funds only enter TBAs with counterparties for which the risk of default is determined to be remote.

NOTE 4. DERIVATIVE TRANSACTIONS

The following tables present a summary of the value of derivative instruments as of January 31, 2022, and the effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of January 31, 2022, for the Multi-Strategy Income Fund.

Multi-Strategy Income Fund
Derivatives	Type of Derivative Risk	Consolidated Statement of Assets and Liabilities Location	Liabilities
Futures Contracts	Interest Rate	Variation margin on futures contracts	$30,483

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 4. DERIVATIVE TRANSACTIONS – (continued)

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended January 31, 2022, for the Multi-Strategy Income Fund:

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on futures contracts	$(446,644)

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation (depreciation) on futures contracts	$1,647,776

For the Multi-Strategy Income Fund the average monthly notional value of long and short futures contracts during the year ended January 31, 2022, was $15,336,237 and $(48,205,084), respectively.

The following tables present a summary of the value of derivative instruments as of January 31, 2022, and the effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2022, for the UltraShort Income Fund.

UltraShort Income Fund
Derivatives	Type of Derivative Risk	Statements of Assets and Liabilities Location	Liabilities
Futures Contracts	Interest Rate	Deposit at broker for futures	$6,931*

*	Deposit at brokers for futures on the Statements of Assets and Liabilities include the daily change in variation margin as of January 31, 2022.

The effect of derivative instruments on the Statements of Operations for the year ended January 31, 2022, for the UltraShort Income Fund:

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Realized Gain (Loss) on Derivatives
Futures Contracts	Interest Rate	Net realized gain (loss) on futures contracts	$(366,669)

Derivatives	Type of Derivative Risk	Location of Gain (Loss) on Derivatives in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	Interest Rate	Net change in unrealized appreciation (depreciation) on futures contracts	$2,007,760

For the UltraShort Income Fund the average monthly notional value of short futures contracts during the year ended January 31, 2022, was $(118,888,053).

Balance Sheet Offsetting Information

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. As of January 31, 2022, the Funds were not subject to any netting agreements.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 4. DERIVATIVE TRANSACTIONS – (continued)

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of January 31, 2022.

Multi-Strategy Income Fund
				Gross Amounts Not Offset in Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Consolidated Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures Contracts	$30,483	$–	$30,483	$–	$30,483	$–
Reverse Repurchase Agreements	$134,796,000	$–	$134,796,000	$134,796,000	$–	$–

UltraShort Income Fund
				Gross Amounts Not Offset in Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Futures Contracts*	$6,931	$–	$6,931	$–	$6,931	$–

*	Deposit at brokers for futures on the Statements of Assets and Liabilities include the daily change in variation margin as of January 31, 2022.

In some instances, the actual collateral received/pledged may be more than the amounts disclosed herein.

NOTE 5. FEES AND OTHER RELATED PARTY TRANSACTIONS

Under the terms of the investment advisory agreement, on behalf of the Funds (the “Agreement”), the Adviser manages the Funds’ investments subject to oversight of the Trustees. As compensation for its management services, Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, UltraShort Income Fund, and Core Impact Fund are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.89%, 0.89%, 0.55%, 0.44%, and 0.50% respectively, of the average daily net assets of the Fund.

The Adviser contractually agreed through May 31, 2023, to waive or limit its fees and to assume other expenses of the Multi-Strategy Income Fund, the Financials Income Fund, the High Yield Opportunities Fund, UltraShort Income Fund, and the Core Impact Fund until May 31, 2023, so that the Total Annual Fund Operating Expenses of each Fund do not exceed 0.99%, 0.85%, 0.65%, 0.35% and 0.59%, respectively. This arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser.

Effective December 1, 2016, the Adviser also voluntarily agreed to waive its fees and/or reimburse certain expenses to limit the total annual fund operating expenses after Fee Waiver/Expense Reimbursement to 0.69% of the Financials Income Fund’s average daily net assets. For the period February 1, 2021, through December 31, 2021, the Adviser also voluntarily agreed to waive its fees and/or reimburse certain expenses to limit the Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement to 0.30% of the UltraShort Income Fund’s average daily net assets. These voluntary waivers are in addition to the contractual fee waiver/expense limitation agreement discussed above and may be discontinued at any time.

During the year ended January 31, 2022, the Adviser voluntarily waived $642,662 and $2,706,248 of the Financials Income Fund and UltraShort Income Fund’s expenses, respectively. Fees waived under these voluntary waivers are not subject to recoupment by the Adviser. These operating expense limitations do not apply to front-end sales loads, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses and indirect expenses (such as “acquired funds fees and expenses”).

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 5. FEES AND OTHER RELATED PARTY TRANSACTIONS – (continued)

The contractual waiver and/or reimbursement by the Adviser with respect to the Funds is subject to repayment by the Funds within 36 months following the month in which that particular waiver and/or reimbursement occurred, provided that the Funds are able to make the repayment without exceeding the expense limitations described above or the expense limitation in effect at the time of the reimbursement (whichever is lower). During the year or period ended January 31, 2022, the Adviser waived $176,290 of the High Yield Opportunities Fund’s expenses, $298,340 of the UltraShort Income Fund’s expenses, and $87,232 of the Core Impact Fund’s expenses. During the year ended January 31, 2022, the High Yield Opportunities Fund and UltraShort Income Fund had $170,618 and $20,922 of previously waived expenses expire, respectively. The expense limitation agreement specifically refers to amounts that are contractually waived, see Statements of Operations. The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions at January 31, 2022, are included in the table below.

	Recoverable during the year ending 1/31/23	Recoverable during the year ending 1/31/24	Recoverable during the year ending 1/31/25
Multi-Strategy Income Fund	$–	$–	$–
Financials Income Fund	$–	$–	$–
High Yield Opportunities Fund	$166,530	$170,565	$176,290
UltraShort Income Fund	$–	$–	$298,340
Core Impact Fund	$–	$–	$87,232

In addition, the Adviser has contractually agreed through May 31, 2023, to waive the amount of the Multi-Strategy Income Fund’s management fee to the extent necessary to offset the proportionate share of the management fees incurred by the Fund through its investment in underlying funds for which the Adviser also serves as investment adviser (affiliated investments). This contractual waiver is not subject to recoupment by the Adviser. This arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. During the year ended January 31, 2022, the Adviser waived $786,925 of the Multi-Strategy Income Fund’s management fees of underlying Funds.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A, Class A1, and Class C shares, as applicable. The Distribution Plan provides that the Funds will pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of Class A shares and Class A1 shares and at an annual rate of up to 1.00% of the average daily net assets of Class C shares. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities or shareholder servicing activities.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. Fund Services also serves as the Funds’ fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds. U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds.

Certain officers, Trustees and shareholders of the Funds are also owners or employees of the Adviser.

NOTE 6. SECURITIZATION TRANSACTION

On November 5, 2015, the Multi-Strategy Income Fund and the Financials Income Fund participated in the offering of the Financial Institution Note Securitization 2015-1, LTD (FINS 2015-1). As part of the offering, Multi Strategy Income Fund purchased $12,927,000 of Class A notes, $6,275,000 of Class C notes and 11,231,000 preferred shares and Financials Income Fund purchased $7,673,000 of Class A notes, $3,725,000 of Class C notes and 6,666,666 preferred shares of FINS 2015-1. The Adviser was named as the collateral surveillance and analysis provider of FINS 2015-1. The collateral manager may consult with

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 6. SECURITIZATION TRANSACTION – (continued)

the collateral surveillance and analysis provider prior to making certain decisions; however, the collateral manager will not be required to follow any position taken by or recommendation made by the collateral surveillance and analysis provider in any such consultation. Prior to January 31, 2022, the Multi-Strategy Income Fund and the Financials Income Fund sold all Class A notes, Class C notes and preferred shares previously held in FINS 2015-1 to a third party. The Multi-Strategy Income Fund and Financials Income Fund realized losses of $38,363 and $22,770, respectively, on the sale of the Preferred Shares.

NOTE 7. INVESTMENT TRANSACTIONS

For the year or period ended January 31, 2022, purchases and sales of investment securities, other than short-term investments and short-term U.S. Government securities, were as follows:

	Purchases	Sales
Multi-Strategy Income Fund	$4,656,407,682	$3,976,769,785
Financials Income Fund	$70,294,897	$48,110,518
High Yield Opportunities Fund	$31,261,876	$27,715,003
UltraShort Income Fund	$1,842,889,005	$1,059,351,319
Core Impact Fund	$45,268,024	$7,360,021

For the year or period ended January 31, 2022, purchases and sales of long-term U.S. Government securities, were as follows:

	Purchases	Sales
Multi-Strategy Income Fund	$636,705,431	$847,037,309
Financials Income Fund	$–	$–
High Yield Opportunities Fund	$–	$–
UltraShort Income Fund	$217,322,686	$241,976,149
Core Impact Fund	$11,329,198	$413,801

During the year ended January 31, 2022, the Multi-Strategy Income Fund sold securities to a Fund within the Trust as well as to other affiliated funds sponsored by the Adviser, in accordance with the Rule 17a-7 procedures adopted by the Trust, at a value of $65,645,767. The Multi-Strategy Income Fund experienced a gain of $1,459,503 on the sale of these securities. During the year ended January 31, 2022, the Financials Income Fund purchased securities from an affiliated Fund, in accordance with the Rule 17a-7 procedures adopted by the Trust, at a value of $6,638,358. During the year ended January 31, 2022, the UltraShort Income Fund purchased securities from a Fund within the Trust as well as from an affiliated fund, in accordance with the Rule 17a-7 procedures adopted by the Trust, at a value of $27,633,730.

NOTE 8. TRANSACTIONS WITH AFFILIATES

The Funds’ transactions with affiliates represent purchases and sales of Investee Funds for which the respective purchasing and underlying Investee Fund have the same investment adviser.

The Multi-Strategy Income Fund had the following transactions during the year ended January 31, 2022, with affiliates:

					Year Ended January 31, 2022
Security Name	Value as of 2/1/21	Purchases	Sales	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliates	Value as of 1/31/22	Share Balance	Dividend Income	Net Realized Gain (Loss) on Investments in Affiliates
Core Impact Fund	$–	$40,000,000	$–	$(1,065,474)	$38,934,526	3,985,110	$367,035	$–
Financials Income Fund	45,248,915	–	–	772,166	46,021,081	5,147,772	1,750,913	–
High Yield Opportunities Fund	39,134,106	–	–	(633,886)	38,500,220	3,336,241	2,045,377	–
UltraShort Income Fund	78,159,032	–	(77,953,430)	(586,421)	–	–	594,082	380,819
Total	$162,542,053	$40,000,000	$(77,953,430)	$(1,513,615)	$123,455,827	12,469,123	$4,757,407	$380,819

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At January 31, 2022, the Multi-Strategy Income Fund owned, as beneficial shareholder, 52% of the outstanding shares of High Yield Opportunities Fund, 28% of the outstanding shares of Financials Income Fund, and over 99% of the outstanding shares of Core Impact Fund. At January 31, 2022, National Financial Services, LLC (“NFS”) and Charles Schwab (“Schwab”) owned, as record shareholders, 27% and 32% of the outstanding shares of UltraShort Income Fund, respectively. It is not known whether NFS or Schwab, or any other underlying beneficial owners owned or controlled 25% or more of the voting securities of the Funds. At January 31, 2022, no shareholder held more than 25% of the outstanding shares of the Multi-Strategy Income Fund.

NOTE 10. FEDERAL TAX INFORMATION

The tax characterization of distributions paid for the year or period ended January 31, 2022, and January 31, 2021, were as follows:

	Multi-Strategy Income Fund		Financials Income Fund
	2022	2021	2022	2021
Distributions paid from:
Ordinary Income	328,674,997	284,445,850	5,948,903	7,380,213
Net Long-Term Capital Gain	–	–	–	–
Return of Capital	–	–	–	202,342
Total	328,674,997	284,445,850	5,948,903	7,582,555

	High Yield Opportunities Fund		UltraShort Income Fund
	2022	2021	2022	2021
Distributions paid from:
Ordinary Income	3,841,269	3,924,885	17,285,321	11,238,173
Net Long-Term Capital Gain	–	–	–	–
Total	3,841,269	3,924,885	17,285,321	11,238,173

	Core Impact Fund
	2022	2021*
Distributions paid from:
Ordinary Income	368,515	–
Net Long-Term Capital Gain	–	–
Total	368,515	–

*	Fund commenced operations on June 4, 2021.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 10. FEDERAL TAX INFORMATION – (continued)

At January 31, 2022, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Multi-Strategy Income Fund	Financials Income Fund	High Yield Opportunities Fund	UltraShort Income Fund	Core Impact Fund
Tax Cost of Investments	$8,155,288,054	$160,658,135	$74,064,392	$1,675,886,235	$40,106,242
Unrealized Appreciation*	105,644,733	3,081,758	1,807,964	2,884,421	6,517
Unrealized Depreciation*	(275,685,974)	(1,240,993)	(2,282,585)	(5,910,941)	(1,028,754)
Net Unrealized Appreciation (Depreciation)*	$(170,041,241)	$1,840,765	$(474,621)	$(3,026,520)	$(1,022,237)
Undistributed Ordinary Income	13,322,949	190,019	270,475	364,054	55,980
Undistributed Long-Term Gain (Loss)	–	–	–	–	–
Accumulated Gain (Loss)	$13,322,949	$190,019	$270,475	$364,054	$55,980
Other Accumulated Gain (Loss)	(909,036,662)	(48,085,128)	(2,663,946)	(7,053,495)	(99,667)
Distributable Earnings (Accumulated Deficit)	$(1,065,754,954)	$(46,054,344)	$(2,868,092)	$(9,715,961)	$(1,065,924)

*	Represents aggregated amounts of Funds’ investments, reverse repurchase agreements and futures.

The temporary differences between book basis and tax basis in the Funds are primarily attributable to wash sales, partnership adjustments, amortization of callable bonds, and mark to market on futures contracts.

As of January 31, 2022, the Funds had available for federal tax purposes an unused capital loss carryforward, which is available for offset against future taxable net capital gains, as follows.

Multi-Strategy Income Fund	$901,449,566
Financials Income Fund	$47,897,135
High Yield Opportunities Fund	$2,433,728
UltraShort Income Fund	$6,705,809
Core Impact Fund	$44,448

For the year ended January 31, 2022, the Multi-Strategy Income Fund, Financials Income Fund, and High Yield Opportunities Fund utilized $12,257,470, $917,808, and $617,969 of capital loss carryforward, respectively.

To the extent these carryforwards are used to offset futures gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

	Multi-Strategy Income Fund	Financials Income Fund	High Yield Opportunities Fund	UltraShort Income Fund	Core Impact Fund
No expiration short-term	$434,090,134	$34,335,175	$1,517,225	$6,705,809	$44,448
No expiration long-term	$467,359,432	$13,561,960	$916,503	$–	$–
Total	$901,449,566	$47,897,135	$2,433,728	$6,705,809	$44,448

Certain capital losses incurred after October 31 and within the current taxable year, are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year or period ended January 31, 2022, the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, UltraShort Income Fund, and Core Impact Fund did not defer any post-October losses.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 11. CREDIT AGREEMENTS

In August 2015, as amended August 12, 2020, the Multi-Strategy Income Fund entered into a $400 million secured, committed, margin facility (the “Facility”) with Société Générale, which expires in April 2022. Under the Facility, interest is charged a floating rate based on the 3-month LIBOR rate plus 1.60% and is payable on the last day of each interest period, which was 1.91% as of January 31, 2022. For the year ended January 31, 2022, the average principal balance and interest rate was approximately $237,605,476 and 1.82%, respectively. The Multi-Strategy Income Fund is required to pay a commitment fee under the Facility on undrawn amounts, and an additional fee if the level of debt outstanding falls below a certain percentage. During the reporting period the Multi-Strategy Income Fund was required to pay these commitment fees on undrawn amounts, which was 0.40% as of January 31, 2022. For the year ended January 31, 2022, these expense and commitment fees, amounted to $4,433,805 and is included in the Interest and Commissions expense line item that is reflected in the Consolidated Statements of Operations. Under the terms of the Facility, the Multi-Strategy Income Fund is also required to satisfy certain collateral requirements and maintain a certain level of net assets. For additional information, see the Consolidated Schedule of Investments. As of January 31, 2022, the outstanding principal balance under the Facility was $300 million. The amount of the maximum loan outstanding during the period was $400 million from September 30, 2021 through October 12, 2021.

U.S. Bank, N.A. has made available to the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, UltraShort Income Fund, and Core Impact Fund a $600,000,000 secured credit facility, pursuant to a Loan Agreement (“Agreement”) effective June 8, 2016, expiring on April 29, 2022, for the purposes of having cash available to satisfy redemption requests. Advances under the Agreement would be limited to the lesser of $600,000,000 or 20% of the unencumbered assets of the Financials Income Fund, the UltraShort Income Fund, or the Core Impact Fund; or 15% of the unencumbered assets of the High Yield Opportunities Fund; or 10% of the unencumbered assets of the Multi-Strategy Income Fund. Principal is due 45 days after the initial advance and at the maturity. Interest is payable monthly in arrears. Under the credit facility, the interest rate paid by the Funds on outstanding borrowings is equal to the one-month LIBOR, plus 1.75%, which was 1.86% as of January 31, 2022. For the year ended January 31, 2022, the Funds’ activity under the credit facility was as follows:

	Average Principal Balance	Average Interest Rate	Maximum Loan Outstanding	Period Loan was Outstanding
Multi-Strategy Income Fund	$8,219	1.88%	$3,000,000	November 23, 2021
Financials Income Fund	$20,000	1.88%	$3,500,000	July 14, 2021, through July 15, 2021
High Yield Opportunities Fund	$2,000	1.87%	$80,000	August 6, 2021, through August 8, 2021

As of January 31, 2022, the Funds had no outstanding borrowings under this agreement.

NOTE 12. ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform. The amendments in ASU No. 2020-04 provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. In January 2021, the FASB issued ASU No. 2021-01, which clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The ASUs are effective for all entities as of March 12, 2020 through December 31, 2022. The Funds did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 and ASU No. 2021-01 during the year or period ended January 31, 2022.

In October 2020, the FASB issued Accounting Standards Update 2020-08, Codification Improvements to Subtopic 310-20, Receivables–Nonrefundable Fees and Other Costs (“ASU 2020-08”). The ASU 2020-08 clarifies that an entity should reevaluate whether a callable debt security is within the scope of ASC paragraph 310-20-35-33 for each reporting period. The guidance is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early application is not permitted. All entities should apply ASU 2020-08 on a prospective basis as of the beginning of the period of adoption for existing or newly purchased callable debt securities. Management adopted ASU 2020-08 as of February 1, 2021, and it did not have a material impact on its accounting and disclosures.

Angel Oak Funds Trust

Notes to the Financial Statements - (continued)

January 31, 2022

NOTE 13. MACROECONOMIC RISKS

The COVID-19 pandemic, the Russian-Ukrainian war, and resulting supply chain disruptions, geopolitical risks, and economic sanctions have disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration, spread, and conclusion of these global events, and such uncertainty may in turn impact the value of the Funds’ investments.

NOTE 14. SUBSEQUENT EVENT

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the following:

Effective February 4, 2022, Sreeniwas V. Prabhu has resigned from the Board, and Cheryl M. Pate has been appointed to the Board.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Angel Oak Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated for the Angel Oak Multi-Strategy Income Fund), including the schedules of investments (consolidated for the Angel Oak Multi-Strategy Income Fund), of Angel Oak Funds Trust comprising the funds listed below (the “Funds”) as of January 31, 2022, the related statements of operations, changes in net assets, the related notes, and the financial highlights (consolidated for the Angel Oak Multi-Strategy Income Fund), and the consolidated statement of cash flows of Angel Oak Multi-Strategy Income Fund, for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2022, the results of their operations, the changes in net assets, and the financial highlights of the Funds, and the cash flows of the Angel Oak Multi-Strategy Income Fund for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations and Cash Flows*	Statements of Changes in Net Assets*	Financial Highlights*
Angel Oak Multi-Strategy Income Fund, Angel Oak Financials Income Fund and Angel Oak High Yield Opportunities Fund	For the year ended January 31, 2022	For the years ended January 31, 2022 and 2021	For the years ended January 31, 2022, 2021, 2020, 2019, and 2018
Angel Oak UltraShort Income Fund	For the year ended January 31, 2022	For the years ended January 31, 2022 and 2021	For the years ended January 31, 2022, 2021 and 2020, and for the period from April 30, 2018 (commencement of operations) through January 31, 2019
Angel Oak Core Impact Fund	For the period from June 4, 2021 (commencement of operations) through January 31, 2022

*	Consolidated for the Angel Oak Multi-Strategy Income Fund.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian, issuers, counterparties, and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more funds advised by Angel Oak Capital Advisors, LLC since 2011.

Cleveland, Ohio

March 31, 2022

Additional Information (Unaudited)

1. Shareholder Notification of Federal Tax Status

For the taxable year ended January 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 20%.

For the taxable year ended January 31, 2022, the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, UltraShort Income Fund, and Core Impact Fund paid qualified dividend income of 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

For the taxable year ended January 31, 2022, the percentage of ordinary income dividends paid by the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, UltraShort Income Fund, and Core Impact Fund that qualifies for the dividends received deduction available to corporations was 0.00%, 0.00%, 0.00%, 0.00% and 0.00%, respectively.

For the taxable year ended January 31, 2022, the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, UltraShort Income Fund, and Core Impact Fund did not pay any ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)2(c).

For the taxable year ended January 31, 2022, the percentage of taxable ordinary income distributions for the Multi-Strategy Income Fund, Financials Income Fund, High Yield Opportunities Fund, UltraShort Income Fund, and Core Impact Fund that are designated as interest related dividends under Internal Revenue 871(k)1(c) was 72.43%, 91.85%, 98.12%, 100.00% and 100.00%, respectively.

2. Disclosure of Portfolio Holdings

The Funds will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0230.

3. Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (855) 751-4324 and (2) from Trust documents filed with the SEC on the SEC’s website at www.sec.gov.

4. Statement Regarding the Basis for the Approval of the Continuance of Investment Advisory Agreement

Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), at a telephonic meeting held on August 17, 2021 and a virtual meeting held on September 22-23, 2021 (the “Meetings”), the Board of Trustees (the “Board”) of Angel Oak Funds Trust (the “Trust”) considered the approval of the continuance of the Investment Advisory Agreement (the “Investment Advisory Agreement” or the “Agreement”) between the Trust, on behalf of the Angel Oak Multi-Strategy Income Fund (the “Multi-Strategy Income Fund”), the Angel Oak Financials Income Fund (the “Financials Income Fund”) (formerly the Angel Oak Flexible Income Fund), the Angel Oak High Yield Opportunities Fund (the “High Yield Opportunities Fund”), and the Angel Oak UltraShort Income Fund (each, a “Fund” and, collectively, the “Funds”), and Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”) for a one-year period. The Multi-Strategy Income Fund is the successor in interest to a fund having the same name and investment objective that was included as a series of another investment company, Valued Advisers Trust, and that was also advised by Angel Oak (the “Predecessor Multi-Strategy Income Fund”). The Predecessor Multi-Strategy Income Fund was reorganized into the Fund on April 10, 2015. The High Yield Opportunities Fund is the successor to the investment performance of the Rainier High Yield Fund (the “Predecessor High Yield Fund”) as a result of the reorganization of the Predecessor High Yield Fund into the Fund on April 15, 2016.

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow it to properly consider the renewal of the Agreement, and it is the duty of the Adviser to furnish the Trustees with information that is responsive to their request. Accordingly, in determining whether to renew the Investment Advisory Agreement between the Adviser and the Trust with respect to the Funds, the Board requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included materials prepared by the Adviser, the Funds’ administrator and an independent third-party data provider (the “Outside Data Provider”) that provided the Board with information regarding the fees and expenses of each Fund, as compared to other similar mutual funds.

Following their review and consideration, the Trustees determined that the Investment Advisory Agreement with respect to the Funds would enable shareholders of the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders. Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuance of the Investment Advisory Agreement. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered profitability data and the comparative fee and expense information prepared by the Adviser. In considering the Investment Advisory Agreement with respect to the Funds, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that Angel Oak is capable of providing high quality services to each Fund, as indicated by the nature and quality of services provided in the past to each Fund and other registered investment companies advised by Angel Oak (the “Angel Oak Funds”), Angel Oak’s management capabilities demonstrated with respect to each Fund, the professional qualifications and experience of the portfolio managers of each Fund, Angel Oak’s investment and management oversight processes, and the competitive investment performance of the Funds. The Trustees also determined that Angel Oak proposed to provide investment advisory services that were of the same quality as services it provided to each Fund in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of continuing to generate a level of long-term investment performance that is appropriate in light of each Fund’s investment objective, policies and strategies and competitive with many other comparable investment companies.

The investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from independent third-party data that Angel Oak had achieved investment performance that was competitive relative to the Fund’s category, as established by the Outside Data Provider, and a smaller peer group of comparable funds over longer-term trailing periods, and the Trustees took into consideration the fact that Angel Oak focuses on long-term performance results with respect to its management of the Funds and the Funds may have periods of underperformance when measured on a more short-term basis. In considering the performance of the Funds, the Trustees reviewed reports comparing each Fund’s performance to: (i) the Fund’s category; (ii) a peer group of comparable mutual funds; and (iii) the Fund’s benchmark index.

With respect to the Multi-Strategy Income Fund (which commenced operations in June 2011), the Trustees noted that the Fund’s Institutional Class shares had ranked in the third quartile of the Fund’s peer group over the one-, three- and five-year periods ended June 30, 2021, and in the first quartile over the ten-year period ended June 30, 2021 and the period since the Fund’s inception. They noted that the Fund’s Institutional Class shares had ranked in the fourth quartile of the Fund’s category over the one-, three- and five-year periods ended June 30, 2021, in the first quartile over the ten-year period ended June 30, 2021, and in the third quartile over the period since the Fund’s inception. The Trustees also noted that the Multi-Strategy Income Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index (formerly, the Bloomberg Barclays U.S. Aggregate Bond Index), over the one-, five-, and ten-year periods ended June 30, 2021 and since the Fund’s inception and underperformed the benchmark index during the three-year period ended June 30, 2021.

With respect to the Financials Income Fund (which commenced operations in November 2014), the Trustees observed that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s peer group for the one- and five-year periods ended June 30, 2021 and the period since the Fund’s inception and had ranked in the fourth quartile over the three-year period ended June 30, 2021. They noted that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s category over the one- and five-year periods ended June 30, 2021 and the period since the Fund’s inception and had ranked in the fourth quartile over the three-year period ended June 30, 2021. The Trustees further noted that the Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Aggregate 3-5 Year Index (formerly, the Bloomberg Barclays U.S. Aggregate 3-5 Year Index), over the one- and five-year periods ended June 30, 2021, and since the Fund’s inception and underperformed the benchmark index during the three-year period ended June 30, 2021.

With respect to the High Yield Opportunities Fund (which commenced operations in March 2009), the Trustees noted that the Fund’s Institutional Class shares had ranked in the second quartile of the Fund’s peer group over the one-year period ended June 30, 2021, in the third quartile over the three-year period ended June 30, 2021, in the first quartile over the five- and ten-year periods ended June 30, 2021, and in the fourth quartile over the period since the Fund’s inception. They observed that the Fund’s Institutional Class shares had ranked in the second quartile of the Fund’s category over the one- and three-year periods ended June 30, 2021, in the first quartile over the five- and ten-year periods ended June 30, 2021, and in the fourth quartile over the period since the Fund’s inception. The Trustees also noted that the Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Corporate High Yield Bond Index (formerly, the Bloomberg Barclays U.S. Corporate High Yield Bond Index), over the one- and ten-year periods ended June 30, 2021 and underperformed the benchmark index during the three- and five-year periods ended June 30, 2021 and over the period since the Fund’s inception.

With respect to the UltraShort Income Fund (which commenced operations in April 2018), the Trustees observed that the Fund’s Institutional Class shares had ranked in the second quartile of the Fund’s peer group for the one-year period ended June 30, 2021 and in the first quartile for the three-year period ended June 30, 2021 and the period since the Fund’s inception. They noted that the Fund’s Institutional Class shares had ranked in the first quartile of the Fund’s category over the one- and three-year periods ended June 30, 2021 and over the period since the Fund’s inception. The Trustees further noted that the Fund’s Institutional Class shares had outperformed the Fund’s benchmark index, the Bloomberg U.S. Treasury: 9-12 Months Index (formerly, the Bloomberg Barclays U.S. Treasury: 9-12 Months Index), over the one- and three-year periods ended June 30, 2021 and since the Fund’s inception.

On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services provided by Angel Oak, the Trustees concluded that Angel Oak is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, policies and strategies and competitive with many other investment companies.

The cost of advisory services provided and the level of profitability. On the basis of comparative information derived from the expense data provided to the Board, the Trustees determined that the management fee of each of the Financials Income Fund, UltraShort Income Fund and Multi-Strategy Income Fund was higher than the median management fee in their respective peer groups and categories. They further observed that the management fees of the High Yield Opportunities Fund was equal to the median management fee in its peer group and category. The Trustees also determined that the net expense ratio of the Financials Income Fund was higher than the median net expense ratio in its peer group and category. They noted that the net expense ratios of each of the UltraShort Income Fund and the High Yield Opportunities Fund was lower than the median net expense ratio for funds in their respective peer groups and that the net expense ratio of the Multi-Strategy Income Fund was equal to the median net expense ratio in its peer group. The Board noted that the quality of services provided by Angel Oak and the past long-term performance of the Angel Oak Funds demonstrated that the advisory fee still offered an appropriate value for the Funds and their shareholders. In addition, the Trustees noted that Angel Oak had renewed its contractual commitment for the benefit of Fund shareholders to limit the operating expenses of each of the classes of shares of the Funds for an additional year through May 31, 2023.

The Board also reviewed the fees that Angel Oak charges its other clients for discretionary portfolio management services, noting that the firm has a variety of account types with different fee arrangements, including non-U.S. registered funds (UCITS funds) and sub-advised funds that have investment strategies similar to certain of the Angel Oak Funds. The Board considered the management fee rates of such funds. The Board took into account the unique management requirements involved in managing a registered investment company as opposed to other types of client accounts.

The Board also reviewed detailed profitability information and considered Angel Oak’s current level of profitability with respect to each Fund, and noted that Angel Oak’s profitability was acceptable and not excessive and consistent with applicable industry averages and that Angel Oak is committed to using its own resources to help improve the services it provides for the benefit of the Funds. The Trustees also noted that Angel Oak had provided information regarding its methodology for attributing profitability to each Fund, as opposed to its other lines of business. The Trustees also took into consideration the nature and extent of expenses that are borne directly by Angel Oak from its own financial resources to help to market and promote the Funds. Accordingly, on the basis of the Board’s review of the fees to be charged by Angel Oak for investment advisory services, the investment advisory and other services provided to the Funds by Angel Oak, and the estimated profitability of Angel Oak’s relationship with each Fund, the Board concluded that the level of investment advisory fees and Angel Oak’s profitability are appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and Angel Oak. The Trustees considered the profitability of Angel Oak both before and after the impact of the marketing-related expenses that Angel Oak incurs out of its own resources in connection with its management of the Funds.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. While it was noted that each Fund’s investment advisory fee will not decrease as the Fund’s assets grow because the Funds are not subject to investment advisory fee breakpoints, the Trustees concluded that each Fund’s investment advisory fee was appropriate in light of the projected size of the Fund and appropriately reflected the current economic environment for Angel Oak and the competitive nature of the mutual fund market. The Trustees then noted that they would have the opportunity to periodically re-examine whether each Fund had achieved economies of scale and the appropriateness of investment advisory fees payable to Angel Oak with respect to each Fund, in the future, at which time the implementation of fee breakpoints could be considered. Finally, the Trustees noted the continued improvements made to the Adviser’s infrastructure and services provided to each Fund, which had been funded by the advisory fees received by the Adviser.

Benefits to Angel Oak from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits derived by Angel Oak from its relationship with the Funds are reasonable and fair and consistent with industry practice and the best interests of the Funds and their shareholders.

Other Considerations. In approving the Investment Advisory Agreement, the Trustees determined that Angel Oak has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of each Fund and its shareholders. The Trustees also concluded that Angel Oak has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Operating Expense Limitation Agreement under which Angel Oak has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Operating Expense Limitation Agreement. The Trustees observed that those waivers were subject to recoupment under the terms of the Operating Expense Limitation Agreement and that Angel Oak had recouped previously-waived fees with respect to the Multi-Strategy Income Fund. The Board also considered matters with respect to the brokerage practices of Angel Oak, including its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

Following further discussion and the consideration of questions raised by the Independent Trustees, the Trustees determined that they had received sufficient information relating to each Fund in order to consider the approval of the Investment Advisory Agreement. It was noted that, in making their determinations, the Trustees had considered and relied upon not only the materials provided to them for use at the Meetings with respect to the proposed contract renewal, but also the information about the Funds and Angel Oak that had been provided to them at the Meetings and throughout the past year in connection with their regular Board meetings. In reaching their conclusion with respect to the continuation of the Investment Advisory Agreement and the level of fees paid under the Investment Advisory Agreement, the Trustees did not identify any one single factor as being controlling, but, rather, the Board took note of a combination of factors that had influenced their decision-making process. They noted the level and quality of investment advisory services provided by the Adviser to each of the Funds, and they found that these services continued to benefit the shareholders of the Funds and also reflected management’s overall commitment to the continued growth and development of the Funds.

5. Compensation of Trustees

Each Trustee who is not an “interested person” (i.e., an “Independent Trustee”) of the Fund Complex (which includes affiliated registrants not disclosed in this report) receives an annual retainer of $65,000, (pro-rated for any periods less than one year), paid quarterly as well as $12,000 for attending each regularly scheduled meeting in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chairman as well as the Chairman of the Board receive additional annual compensation of $12,000 (pro-rated for any periods less than one year). Independent Trustees are eligible for reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (855) 751-4324.

Prior to November 1, 2021, the Independent Trustees received an annual retainer of $58,000 (pro-rated for any periods less than one year), paid quarterly as well as $12,000 for attending each regularly scheduled meeting in connection with his or her service on the Board of the Fund Complex. In addition, each Committee Chairman received additional annual compensation of $12,000 (pro-rated for any periods less than one year).

6. Trustees and Officers

The business of each Fund is managed under the direction of the Board. The Board formulates the general policies of each Fund and meets periodically to review each Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Funds’. The Trustees are fiduciaries for each Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. The address of each Trustee and Officer of the Trust is c/o Angel Oak Capital Advisors, LLC, 3344 Peachtree Road NE, Suite 1725, Atlanta, GA 30326. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free (855) 751-4324.

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees(2)
Ira P. Cohen 1959	Independent Trustee, Chairman	Trustee since 2014, Chairman since 2017; indefinite terms	Executive Vice President, Recognos Financial (investment industry data analysis provider) (2015 – 2021); Independent financial services consultant (since 2005).	9

Trustee, Valued Advisers Trust (since 2010); Trustee, Griffin Institutional Access Credit Fund (since 2017); Trustee, Griffin Institutional Access Real Estate Access Fund (since 2014); Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee,

U.S. Fixed Income Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).

Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2014; indefinite term	Retired.	9

Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019);

Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Keith M. Schappert 1951	Independent Trustee	Since 2014; indefinite term	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	9

Trustee, Mirae Asset Discovery Funds (since 2010); Director, Commonfund Capital, Inc. (since 2015); Director, The Commonfund (since 2012); Director, Calamos Asset Management, Inc. (2012 – 2017);

Trustee, Angel Oak Strategic Credit Fund (since 2017); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2018); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021).

Andrea N. Mullins 1967	Independent Trustee	Since 2019; indefinite term	Private Investor; Independent Contractor, SWM Advisors (since 2014).	9

Trustee, Valued Advisors Trust (since 2013, Chairperson

since 2017); Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term

Trust (since 2021); Trustee and Audit Committee Chair, Cushing Mutual Funds Trust (since 2021); Trustee and Audit Committee Chair, Cushing MLP & Infrastructure Fund (since 2021); Trustee and Audit Committee Chair, Cushing Nextgen Infrastructure Income Fund (since 2021).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held During the Past 5 Years
Interested Trustees
Samuel R. Dunlap, III 1979	Interested Trustee	Since 2019; indefinite term	Chief Investment Officer-Public Strategies, Angel Oak Capital Advisors, LLC (investment management) (since 2009).	9	Trustee, Angel Oak Strategic Credit Fund (since 2019); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Trustee, Angel Oak Credit Opportunities Term Trust (since 2021): Trustee, Angel Oak Financial Strategies Income Term Trust (since 2022).
Cheryl M. Pate 1976	Interested Trustee	Since 2022; indefinite term	Portfolio Manager, Angel Oak Capital Advisors, LLC (investment management) (since 2017).	8	Trustee, Angel Oak Strategic Credit Fund (since 2022); Trustee, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2022); Trustee, Angel Oak Credit Opportunities Term Trust (since 2022).

(1)

The Fund Complex includes each series of the Trust, Angel Oak Strategic Credit Fund, Angel Oak Financial Strategies Income Term Trust, Angel Oak Dynamic Financial Strategies Income Term Trust, and Angel Oak Credit Opportunities Term Trust.

(2)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).

Name and Year of Birth	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Dory S. Black, Esq. 1975	President	Since 2015; indefinite term	General Counsel, Angel Oak Companies (since 2014).
Adam Langley 1967	Chief Compliance Officer	Since 2015; indefinite term	Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015); Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (since 2015); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (since 2016); Chief Compliance Officer of Falcons I, LLC (since 2018); Chief Compliance Officer, Hawks I, LLC (since 2018); Chief Compliance Officer, Angel Oak Commercial Real Estate Solutions (since 2021); Chief Compliance Officer, Angel Oak Strategic Credit Fund (since 2017); Chief Compliance Officer, Angel Oak Financial Strategies Income Term Trust (since 2018); Chief Compliance Officer, Angel Oak Dynamic Financial Strategies Income Term Trust (since 2019); Chief Compliance Officer, Angel Oak Credit Opportunities Fund (since 2021); Chief Operating Officer, Angel Oak Capital Advisors, LLC (since 2021).
John Hsu 1965	Secretary	Since 2020; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2020), Head of Treasury Strategies, Angel Oak Capital Advisors, LLC (since 2018), Head of Capital Markets, Angel Oak Capital Advisors, LLC (2014-2018).
Daniel Fazioli 1981	Treasurer	Since 2015; indefinite term	Chief Accounting Officer, Angel Oak Capital Advisors, LLC (since 2015).

Each Trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his/her successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each Trustee shall serve during the lifetime of the Trust until he or she: (a) dies; (b) resigns; (c) has reached the mandatory retirement age, if any, as set by the Trustees; (d) is declared incompetent by a court of appropriate jurisdiction; or (e) is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Each officer holds office at the pleasure of the Board.

ANGEL OAK FUNDS TRUST

Notice of Privacy Policy & Practices

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect confidentiality of that information.

We collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISER

Angel Oak Capital Advisors, LLC

3344 Peachtree Road NE, Suite 1725

Atlanta, GA 30326

DISTRIBUTOR

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 220

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

Dechert LLP

1900 K Street NW

Washington, DC 20006

CUSTODIAN

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, WI 53202

ADMINISTRATOR, TRANSFER AGENT, AND FUND ACCOUNTANT

U.S Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fee and expenses. Please read the prospectus carefully before investing.

AR-AOFT

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Alvin R. Albe, Jr. is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 1/31/2022	FYE 1/31/2021
(a) Audit Fees	$182,500	$160,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$20,000	$16,000
(d) All Other Fees	$0	$0

The Audit, Financial and Administrative Oversight Committee has not adopted written pre-approval policies and procedures. Instead, the Committee has the duty and responsibility to pre-approve all auditing services and permissible non-auditing services to be provided to the Funds in accordance with its Charter and the 1940 Act. In addition, the Committee considers matters with respect to the principal accountant’s independence each year. The Committee did not approve any of the audit- related, tax or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X.

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The Audit, Financial and Administrative Oversight Committee also has the duty and responsibility to pre-approve those non-audit services provided to the Funds’ investment adviser (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Funds) where the engagement relates directly to the operations or financial reporting of the Funds in accordance with the Charter of the Committee and the 1940 Act. The Committee considered whether the provision of any non-audit services rendered to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds that were not pre-approved by the Committee because the engagement did not relate directly to the operations and financial reporting of the Funds is compatible with maintaining the principal accountant’s independence.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to a waiver of the pre-approval requirement were as follows:

	FYE 1/31/2022	FYE 1/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 1/31/2022	FYE 1/31/2021
Registrant	$20,000	$16,000
Registrant’s Investment Adviser	$0	$0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

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Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

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Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Angel Oak Funds Trust

By (Signature and Title)*	/s/ Dory S. Black
Dory S. Black, President (Principal Executive Officer)

Date April 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Dory S. Black
Dory S. Black, President (Principal Executive Officer)

Date April 8, 2022

By (Signature and Title)*	/s/ Daniel Fazioli
Daniel Fazioli, Treasurer (Principal Financial Officer)

Date April 8, 2022

*	Print the name and title of each signing officer under his or her signature.

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